   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 29, 1995

                                                SECURITIES ACT FILE NO. 33-
                                        INVESTMENT COMPANY ACT FILE NO. 811-7456
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-14
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

  [_] PRE-EFFECTIVE AMENDMENT NO.           [_] POST-EFFECTIVE AMENDMENT NO.
                        (CHECK APPROPRIATE BOX OR BOXES)

                               ----------------

                       SENIOR HIGH INCOME PORTFOLIO, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                 (609) 282-2000
                        (AREA CODE AND TELEPHONE NUMBER)

                             800 SCUDDERS MILL ROAD
                          PLAINSBORO, NEW JERSEY 08536
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:
                     NUMBER, STREET, CITY, STATE, ZIP CODE)

                               ----------------

                                 ARTHUR ZEIKEL
                       SENIOR HIGH INCOME PORTFOLIO, INC.
              800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY 08536
        MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               ----------------

                                   COPIES TO:
     FRANK P. BRUNO, ESQ. LAURIN                PHILIP L. KIRSTEIN, ESQ.
      BLUMENTHAL KLEIMAN, ESQ.                  PATRICK D. SWEENEY, ESQ.
            BROWN & WOOD                       FUND ASSET MANAGEMENT, L.P.
       ONE WORLD TRADE CENTER                    800 SCUDDERS MILL ROAD
       NEW YORK, NY 10048-0557                    PLAINSBORO, NJ 08536

                               ----------------

  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

                               ----------------
     CALCULATION OF THE REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                   PROPOSED          PROPOSED
       TITLE OF SECURITIES      AMOUNT BEING   MAXIMUM OFFERING  MAXIMUM AGGREGATE    AMOUNT OF
         BEING REGISTERED      REGISTERED(1)   PRICE PER UNIT(1) OFFERING PRICE(1) REGISTRATION FEE
---------------------------------------------------------------------------------------------------
Common Stock ($.10 par val-
 ue)                             25,000,000          $9.10         $227,500,000       $78,448.28

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(1)Estimated solely for the purpose of calculating the registration fee.

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SENIOR HIGH INCOME PORTFOLIO, INC.

                             CROSS REFERENCE SHEET
            PURSUANT TO RULE 481(A) UNDER THE SECURITIES ACT OF 1933

 FORM N-14 ITEM NO.                    PROXY STATEMENT AND PROSPECTUS CAPTION
 ------------------                    --------------------------------------
 PART A
 Item  1. Beginning of
           Registration Statement
           and Outside Front Cover
           Page of Prospectus.....   Registration Statement Cover Page;
                                      Prospectus Cover Page
 Item  2. Beginning and Outside
           Back Cover Page of
           Prospectus.............   Table of Contents
 Item  3. Synopsis Information and
           Risk Factors...........   Summary; Agreement and Plan of Merger--
                                      Risk Factors and Special Considerations
 Item  4. Information About the
           Transaction............   Summary; Agreement and Plan of Merger
 Item  5. Information About the
           Registrant.............   Prospectus Cover Page; Summary; Agreement
                                      and Plan of Merger--Comparison of the
                                      Funds; Additional Information
 Item  6. Information About the
           Company Being Acquired.   Prospectus Cover Page; Summary; Agreement
                                      and Plan of Merger--Comparison of the
                                      Funds; Additional Information
 Item  7. Voting Information......   Notice of Special Meetings of
                                      Stockholders; Introduction; Summary;
                                      Agreement and Plan of Merger--Comparison
                                      of the Funds; Information Concerning the
                                      Special Meetings; Additional Information
 Item  8. Interest of Certain
           Persons and Experts....   Not Applicable
 Item  9. Additional Information
           Required for Reoffering
           by Persons Deemed to be
           Underwriters...........   Not Applicable
 PART B
 Item 10. Cover Page..............   Not Applicable
 Item 11. Table of Contents.......   Not Applicable
 Item 12. Additional Information
           About the Registrant...   Agreement and Plan of Merger--Comparison
                                      of the Funds
 Item 13. Additional Information
           About the Company Being
           Acquired...............   Agreement and Plan of Merger--Comparison
                                      of the Funds
 Item 14. Financial Statements....   Financial Statements

PART C
  Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                      SENIOR HIGH INCOME PORTFOLIO, INC.
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                   P R O X Y

          This proxy is solicited on behalf of the Board of Directors


     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick
D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Senior High Income Portfolio II, Inc. (the "Fund") held of record by the undersigned on January 15, 1996 at the Special Meeting of stockholders of the Fund to be held on March 14, 1996 or any adjournment thereof.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1, 2 and 3.


                                (Continued and to be signed on the reverse side)

                                   (Reverse)
--------------------------------------------------------------------------------
                                               FOR        AGAINST       ABSTAIN
1.  To consider and act upon a proposal to
    approve the Agreement and Plan of          [ ]          [ ]           [ ]
    Merger among the Fund, Senior High
    Income Portfolio, Inc. and Senior
    Strategic Income Fund, Inc.

2.  To consider and act upon a proposal
    to elect the following persons as
    Directors of the Fund:
                                  FOR all nominees listed     WITHHOLD AUTHORITY
                                  below (except as marked     to vote for all
                                  to the contrary below) [ ]  Nominees
                                                              listed below  [ ]

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.) Ronald W. Forbes, Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan, Richard R. West, Arthur Zeikel

                                                FOR       AGAINST        ABSTAIN
3.  To consider and act upon a proposal
    to ratify the selection of Deloitte         [ ]         [ ]            [ ]
    & Touche LLP to serve an the independent auditors of the Fund for the current fiscal year.

4.  In their discretion of such proxies, upon
    such other business as properly
    may come before the meeting or any
    adjournment thereof.
--------------------------------------------------------------------------------


Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or either authorized officer. If a partnership, please sign in partnership name by authorized persons.


Dated _____________________, 1996

x________________________________
          Signature

x________________________________
     Signature, if held jointly

Please mark boxes [filled in] or [X] in blue or black ink. Sign, date and return this proxy card promptly using the enclosed envelope.

                     SENIOR HIGH INCOME PORTFOLIO II, INC.
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                   P R O X Y

          This proxy is solicited on behalf of the Board of Directors


     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick
D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Senior High Income Portfolio II, Inc. (the "Fund") held of record by the undersigned on January 15, 1996 at the Special Meeting of stockholders of the Fund to be held on March 14, 1996 or any adjournment thereof.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1, 2 and 3.


                                (Continued and to be signed on the reverse side)

                                   (Reverse)
--------------------------------------------------------------------------------
                                               FOR        AGAINST       ABSTAIN
1.  To consider and act upon a proposal to
    approve the Agreement and Plan of          [ ]          [ ]           [ ]
    Merger among the Fund, Senior High
    Income Portfolio, Inc. and Senior
    Strategic Income Fund, Inc.

2.  To consider and act upon a proposal
    to elect the following persons as
    Directors of the Fund:
                                  FOR all nominees listed     WITHHOLD AUTHORITY
                                  below (except as marked     to vote for all
                                  to the contrary below) [ ]  Nominees
                                                              listed below  [ ]

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.) Ronald W. Forbes, Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan, Richard R. West, Arthur Zeikel

                                                FOR       AGAINST        ABSTAIN
3.  To consider and act upon a proposal
    to ratify the selection of Deloitte         [ ]         [ ]            [ ]
    & Touche LLP to serve an the independent auditors of the Fund for the current fiscal year.

4.  In their discretion of such proxies, upon
    such other business as properly
    may come before the meeting or any
    adjournment thereof.
--------------------------------------------------------------------------------


Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or either authorized officer. If a partnership, please sign in partnership name by authorized persons.


Dated _____________________, 1996

x________________________________
          Signature

x________________________________
     Signature, if held jointly

Please mark boxes [filled in] or [X] in blue or black ink. Sign, date and return this proxy card promptly using the enclosed envelope.

                         SENIOR STRATEGIC INCOME FUND, INC.
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                   P R O X Y

          This proxy is solicited on behalf of the Board of Directors


     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick
D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Senior High Income Portfolio II, Inc. (the "Fund") held of record by the undersigned on January 15, 1996 at the Special Meeting of stockholders of the Fund to be held on March 14, 1996 or any adjournment thereof.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1, 2 and 3.


                                (Continued and to be signed on the reverse side)

                                   (Reverse)
--------------------------------------------------------------------------------
                                               FOR        AGAINST       ABSTAIN
1.  To consider and act upon a proposal to
    approve the Agreement and Plan of          [ ]          [ ]           [ ]
    Merger among the Fund, Senior High
    Income Portfolio, Inc. and Senior
    Strategic Income Fund, Inc.

2.  To consider and act upon a proposal
    to elect the following persons as
    Directors of the Fund:
                                  FOR all nominees listed     WITHHOLD AUTHORITY
                                  below (except as marked     to vote for all
                                  to the contrary below) [ ]  Nominees
                                                              listed below  [ ]

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.) Ronald W. Forbes, Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan, Richard R. West, Arthur Zeikel

                                                FOR       AGAINST        ABSTAIN
3.  To consider and act upon a proposal
    to ratify the selection of Deloitte         [ ]         [ ]            [ ]
    & Touche LLP to serve an the independent auditors of the Fund for the current fiscal year.

4.  In their discretion of such proxies, upon
    such other business as properly
    may come before the meeting or any
    adjournment thereof.
--------------------------------------------------------------------------------


Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or either authorized officer. If a partnership, please sign in partnership name by authorized persons.


Dated _____________________, 1996

x________________________________
          Signature

x________________________________
     Signature, if held jointly

Please mark boxes [filled in] or [X] in blue or black ink. Sign, date and return this proxy card promptly using the enclosed envelope.

                     SENIOR HIGH INCOME PORTFOLIO, INC.
                    SENIOR HIGH INCOME PORTFOLIO II, INC.
                      SENIOR STRATEGIC INCOME FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                   NOTICE OF SPECIAL MEETINGS OF STOCKHOLDERS
                          TO BE HELD ON MARCH 14, 1996

TO THE STOCKHOLDERS OF SENIOR HIGH INCOME PORTFOLIO, INC. SENIOR HIGH INCOME
 PORTFOLIO II, INC. SENIOR STRATEGIC INCOME FUND, INC.

  NOTICE IS HEREBY GIVEN that special meetings of stockholders (the "Meetings") of Senior High Income Portfolio, Inc. ("SHIP I"), Senior High Income Portfolio II, Inc. ("SHIP II") and Senior Strategic Income Fund, Inc. ("Senior Strategic") will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey on Thursday, March 14, 1996 at 9:00 A.M., New York time (for SHIP I), 9:30 A.M., New York time (for SHIP II) and 10:00 A.M., New York time (for Senior Strategic). Each of SHIP I, SHIP II and Senior Strategic is sometimes individually referred to herein as a "Fund". The Meetings are called and will be held for the following purposes:

    (1) To approve or disapprove an Agreement and Plan of Merger (the "Agreement and Plan of Merger") contemplating the merger of each of SHIP II and Senior Strategic with and into SHIP I in accordance with the General Corporation Law of the State of Maryland, whereupon the separate existence of each of SHIP II and Senior Strategic will cease and SHIP I will be the surviving corporation, and each share of common stock of each of SHIP II and Senior Strategic will be converted into the right to receive an equivalent dollar amount of shares of common stock of SHIP I, computed based on the net asset value per share of each Fund. The currently issued and outstanding shares of SHIP I will remain issued and outstanding and in the same number. A vote in favor of this proposal also will constitute a vote in favor of a termination of the registration under the Investment Company Act of 1940, as amended, for each of SHIP II and Senior Strategic;

    (2) To elect a Board of Directors of each Fund to serve for the ensuing year;

    (3) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of each Fund for its current fiscal year; and
    (4) To transact such other business as properly may come before the Meetings or any adjournment thereof.

  The Board of Directors of SHIP I, SHIP II and Senior Strategic have fixed the close of business on January 15, 1996 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meetings or any adjournment thereof.

  A complete list of the stockholders of SHIP I, SHIP II and Senior Strategic entitled to vote at the Meetings will be available and open to the examination of any stockholder of SHIP I, SHIP II and Senior Strategic, respectively, for any purpose germane to the Meetings during ordinary business hours from and after February 1, 1996, at the offices of SHIP I, SHIP II and Senior Strategic, 800 Scudders Mill Road, Plainsboro, New Jersey.

  You are cordially invited to attend the Meetings. Stockholders who do not expect to attend the Meetings in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of SHIP I, SHIP II and Senior Strategic.

                                          By Order of the Boards of Directors,

                                          PATRICK D. SWEENEY
                                          Secretary

Plainsboro, New Jersey
Dated: February   , 1996

                             SUBJECT TO COMPLETION
       PRELIMINARY PROXY STATEMENT AND PROSPECTUS DATED DECEMBER 29, 1995

                         PROXY STATEMENT AND PROSPECTUS

                       SENIOR HIGH INCOME PORTFOLIO, INC.
                     SENIOR HIGH INCOME PORTFOLIO II, INC.
                       SENIOR STRATEGIC INCOME FUND, INC.
                P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                                 (609) 282-2000

                        SPECIAL MEETINGS OF STOCKHOLDERS
                                 MARCH 14, 1996

  This Proxy Statement and Prospectus is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors of Senior High Income Portfolio, Inc. ("SHIP I"), Senior High Income Portfolio II, Inc. ("SHIP II") and Senior Strategic Income Fund, Inc. ("Senior Strategic"), each a Maryland corporation, for use at Special Meetings of Stockholders (the "Meetings") called to approve or disapprove the proposed merger whereby (i) each of SHIP II and Senior Strategic will be merged with and into SHIP I in accordance with the General Corporation Law of the State of Maryland; (ii) the separate existence of each of SHIP II and Senior Strategic will cease; (iii) SHIP I will be the surviving corporation; (iv) each share of common stock ("Common Stock") of each of SHIP II and Senior Strategic will be converted into the right to receive an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of common stock of SHIP I, with a par value of $.10 per share ("SHIP I Common Stock") plus cash in lieu of any fractional shares, computed based on the net asset value per share of each Fund on the Effective Date (as defined below) and (v) the shares of SHIP I outstanding as of the Effective Date will remain issued and outstanding and in the same number (collectively, the "Merger"). SHIP I, SHIP II and Senior Strategic sometimes are referred to herein collectively as the "Funds" and individually as a "Fund", each as applicable and each as the context requires. This Proxy Statement and Prospectus also is being furnished in connection with the election of a Board of Directors of each Fund and the ratification of the selection of independent auditors for each Fund.

  This Proxy Statement and Prospectus serves as a prospectus of SHIP I under the Securities Act of 1933, as amended (the "Securities Act"), in connection with the issuance of SHIP I Common Stock in the Merger.

  Assuming the stockholders of each of SHIP I, SHIP II and Senior Strategic approve the Merger, the Funds will collectively file articles of merger (the "Articles of Merger") with the Department of Assessments and Taxation of the State of Maryland. The Merger will become effective at such time as the Articles of Merger are accepted for filing by the Department of Assessments and Taxation of the State of Maryland or at such later time as is specified in the Articles of Merger (the "Effective Date"). Thereafter, each of SHIP II and Senior Strategic will terminate its registration under the Investment Company Act of 1940, as amended (the "Investment Company Act").

  SHIP I, SHIP II and Senior Strategic are non-diversified, leveraged, closed-end management investment companies with virtually identical investment objectives. Each Fund seeks to provide stockholders with as high a level of current income as is consistent with its investment policies and prudent investment management. Each Fund seeks to achieve its investment objectives by investing primarily in senior debt obligations of companies ("Senior Debt"), including corporate loans made by banks and other financial institutions and both privately placed and publicly offered corporate bonds and notes. There can be no assurance that after the Merger SHIP I will achieve the investment objective of SHIP I, SHIP II or Senior Strategic.

                                  ----------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
 AND EXCHANGE  COMMISSION OR ANY  STATE SECURITIES COMMISSION  PASSED UPON THE
 ACCURACY   OR  ADEQUACY  OF   THIS  PROXY   STATEMENT  AND  PROSPECTUS.   ANY
  REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  ----------

  This Proxy Statement and Prospectus sets forth concisely the information about SHIP I, SHIP II and Senior Strategic that stockholders of these Funds should know before considering the Merger and should be retained for future reference. SHIP I, SHIP II and Senior Strategic have authorized the solicitation of proxies in connection with the Merger solely on the basis of this Proxy Statement and Prospectus and the accompanying documents.

  Common Stock of SHIP I, SHIP II and Senior Strategic are listed on the New York Stock Exchange (the "NYSE") under the symbols "ARK", "SAL" and "SSN", respectively. Subsequent to the Merger, shares of Common Stock of SHIP I will continue to be listed on the NYSE under the symbol "ARK". Reports, proxy materials and other information concerning each Fund may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

  The address of the principal executive offices of each of SHIP I, SHIP II and Senior Strategic is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and the telephone number is (609) 282-2000.

                                  ----------

      THE DATE OF THIS PROXY STATEMENT AND PROSPECTUS IS JANUARY , 1996. Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Proxy Statement and Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
INTRODUCTION...............................................................    3
AGREEMENT AND PLAN OF MERGER...............................................    3
  SUMMARY..................................................................    3
  RISK FACTORS AND SPECIAL CONSIDERATIONS..................................   11
  COMPARISON OF THE FUNDS..................................................   14
  THE MERGER...............................................................   42
ELECTION OF DIRECTORS......................................................   47
SELECTION OF INDEPENDENT AUDITORS..........................................   51
INFORMATION CONCERNING THE SPECIAL MEETINGS................................   51
ADDITIONAL INFORMATION.....................................................   52
CUSTODIAN..................................................................   53
TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR....................   53
LEGAL PROCEEDINGS..........................................................   54
LEGAL OPINIONS.............................................................   54
EXPERTS....................................................................   54
STOCKHOLDER PROPOSALS......................................................   54
INDEX TO FINANCIAL STATEMENTS..............................................   55
FINANCIAL STATEMENTS.......................................................  F-1
EXHIBIT I--AGREEMENT AND PLAN OF MERGER ...................................  I-1
EXHIBIT II--RATINGS OF CORPORATE BONDS..................................... II-1

                                  INTRODUCTION

  This Proxy Statement and Prospectus is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors of SHIP I, SHIP II and Senior Strategic for use at the Meetings to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey on March 14, 1996, at 9:00 A.M., New York time (for SHIP
I), 9:30 A.M., New York time (for SHIP II) and 10:00 A.M., New York time (for Senior Strategic). The mailing address for each of SHIP I, SHIP II and Senior Strategic is P.O. Box 9011, Princeton, New Jersey 08543-9011. The approximate mailing date of this Proxy Statement and Prospectus is February , 1996.

  Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of SHIP I, SHIP II or Senior Strategic, as the case may be, at the address indicated above or by voting in person at the Meetings. All properly executed proxies received prior to the Meetings will be voted at the Meetings in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted "FOR" each of the following proposals: (1) to approve the Agreement and Plan of Merger among SHIP I, SHIP II and Senior Strategic (the "Agreement and Plan of Merger"); (2) to elect a Board of Directors of each Fund to serve for the ensuing year; and (3) to ratify the selection of Deloitte & Touche LLP as the independent auditors of each Fund for the current fiscal year.

  With respect to proposal 1, approval of the Agreement and Plan of Merger will require the affirmative vote of stockholders representing more than 50% of the outstanding shares of Common Stock of each of SHIP I, SHIP II and Senior Strategic. With respect to proposal 2, election of Directors of SHIP I, SHIP II and Senior Strategic will require the affirmative vote of a majority of votes cast by holders of shares of Common Stock of SHIP I, SHIP II and Senior Strategic, respectively, represented at the Meetings and entitled to vote, at which a quorum is duly constituted. With respect to proposal 3, approval of the ratification of the selection of Deloitte & Touche LLP as the independent auditors of SHIP I, SHIP II and Senior Strategic will require the affirmative vote of a majority of votes cast by holders of shares of Common Stock of SHIP I, SHIP II and Senior Strategic, respectively, represented at the Meetings and entitled to vote, at which a quorum is duly constituted.

  The Boards of Directors of SHIP I, SHIP II and Senior Strategic have fixed the close of business on January 15, 1996 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meetings or any adjournment thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of January 15, 1996, there were issued and outstanding
shares of Common Stock of SHIP I,      shares of Common Stock of SHIP II and
     shares of Common Stock of Senior Strategic. To the knowledge of the management of SHIP I, SHIP II and Senior Strategic, no person owned beneficially more than 5% of the respective outstanding shares of Common Stock of SHIP I, SHIP II or Senior Strategic at such record date.

  The Boards of Directors of SHIP I, SHIP II and Senior Strategic know of no business other than that discussed in proposals 1, 2 and 3 above which will be presented for consideration at the Meetings. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                          AGREEMENT AND PLAN OF MERGER

SUMMARY

  The following is a summary of certain information contained elsewhere in this Proxy Statement and Prospectus and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement and Prospectus and in the Agreement and Plan of Merger, attached hereto as Exhibit I.

  In this Proxy Statement and Prospectus, the term "Merger" refers collectively to (i) the merger of each of SHIP II and Senior Strategic with and into SHIP I in accordance with the General Corporation Law of the State of Maryland, whereupon the separate existence of each of SHIP II and Senior Strategic will cease and SHIP I will be the surviving corporation, (ii) the conversion of each share of Common Stock of each of SHIP II and Senior Strategic into the right to receive an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of SHIP I Common Stock, plus cash in lieu of any fractional shares, computed based on the net asset value per share of each Fund on the Effective Date and (iii) the subsequent deregistration of each of SHIP II and Senior Strategic under the Investment Company Act.

  SHIP I, SHIP II and Senior Strategic are non-diversified, leveraged, closed-end management investment companies registered under the Investment Company Act. Each of SHIP I, SHIP II and Senior Strategic seeks to provide stockholders with as high a level of current income as is consistent with its investment policies and prudent investment management. Each of SHIP I, SHIP II and Senior Strategic seeks to achieve its investment objectives by investing primarily in Senior Debt. In addition, each of SHIP I, SHIP II and Senior Strategic seeks to enhance income by entering into a revolving credit facility and borrowing in amounts up to 33 1/3% of its total assets (including the amounts borrowed) under such credit facility. As a condition precedent to the Merger, SHIP I will enter into an agreement with a financial institution, as agent for the syndicate of lenders under each credit facility, to refinance the outstanding credit facilities of each of the Funds and to issue a new credit facility for SHIP I in an amount approximately equal to the aggregate commitment amount of the credit facilities currently outstanding for the three Funds. After the Merger,SHIP I will be the surviving entity, and the total assets of the combined entities will be invested pursuant to the investment objectives, policies and restrictions of SHIP I.

  At regular meetings of the Boards of Directors of SHIP I, SHIP II and Senior Strategic held on December 6, 1995, the Boards of Directors of SHIP I, SHIP II and Senior Strategic declared advisable a proposal that each of SHIP II and Senior Strategic be merged with and into SHIP I, whereupon the separate existence of each of SHIP II and Senior Strategic shall cease and SHIP I shall be the surviving corporation, and each share of Common Stock of each of SHIP II and Senior Strategic be converted into the right to receive an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of SHIP I Common Stock, plus cash in lieu of any fractional shares, computed based on the net asset value per share of each Fund on the Effective Date. Subject to obtaining the necessary approvals from the SHIP I, SHIP II and Senior Strategic stockholders, the Boards of Directors of SHIP II and Senior Strategic approved the deregistration of SHIP II and Senior Strategic, respectively, under the Investment Company Act. If the SHIP I, SHIP II and Senior Strategic stockholders approve the Merger at the Meetings, it is anticipated that the Merger will proceed as described above.

  Based upon their evaluation of all relevant information, the Boards of Directors of SHIP I, SHIP II and Senior Strategic have determined that the Merger will benefit the holders of Common Stock of SHIP I, SHIP II and Senior Strategic. Specifically, after the Merger, SHIP II and Senior Strategic stockholders will remain invested in a closed-end fund that has investment objectives and policies virtually identical to those of SHIP II and Senior Strategic and which utilizes the same management personnel. In addition, it is anticipated that the SHIP I, SHIP II and Senior Strategic stockholders will be subject to a reduced overall operating expense ratio based on the combined assets of the surviving fund after the Merger.

  In deciding to recommend the Merger, the Boards of Directors of SHIP I, SHIP II and Senior Strategic took into account the investment objectives and policies of SHIP I, SHIP II and Senior Strategic, as well as the management arrangements of each Fund, the expenses incurred both due to the Merger and on an ongoing basis by the new and existing stockholders of SHIP I and the potential benefits, including economies of scale, to the SHIP I, SHIP II and Senior Strategic stockholders as a result of the Merger. The Boards of Directors of SHIP I, SHIP II and Senior Strategic, including all of the Directors who are not "interested persons", as defined in the Investment Company Act, of SHIP I, SHIP II and Senior Strategic, have determined that the Merger is in the best interests of the stockholders of SHIP I, SHIP II and Senior Strategic and that the interests of such stockholders will not be diluted or otherwise adversely affected as a result of the Merger. The Boards of Directors of SHIP I, SHIP II and Senior Strategic generally considered the following factors in evaluating whether to approve the Merger: (i) the terms and conditions of the Merger and the anticipated effect of the Merger on per share expenses and costs of the Funds; (ii) whether the Merger would achieve economies of scale for the Funds and benefit stockholders by promoting more efficient operations; (iii) whether the interests of the Funds' stockholders will be diluted as a result of the proposed transactions contemplated by the Merger; (iv) the relative, comparative past investment performance of the Funds; (v) the future prospects of the Funds if the Merger is effected and if the Merger is not effected; (vi) whether the investment objectives, policies and restrictions of the Funds are compatible; (vii) the service features available to stockholders in the Funds; (viii) whether the Merger will result in the recognition of any gain or loss for Federal income tax purposes to the Funds or to the stockholders of the Funds; and (ix) alternatives to the Merger.

  If all of the requisite approvals are obtained, it is anticipated that the Merger will occur on March 15, 1996. The Agreement and Plan of Merger may be terminated, and the Merger abandoned, whether before or after approval by the Funds' stockholders, at any time prior to the Effective Date (i) by mutual consent of the Boards of Directors of SHIP I, SHIP II and Senior Strategic;
(ii) by the Board of Directors of SHIP I if any condition to SHIP I's obligations has not been fulfilled or waived by such Board; (iii) by the Board of Directors of SHIP II if any condition to SHIP II's obligations has not been fulfilled or waived by such Board; or (iv) by the Board of Directors of Senior Strategic if any condition to Senior Strategic's obligations has not been fulfilled or waived by such Board.

     PRO FORMA FEE TABLE FOR COMMON STOCKHOLDERS OF SHIP I, SHIP II, SENIOR
       STRATEGIC AND THE COMBINED FUND AS OF AUGUST 31, 1995 (UNAUDITED)

                                          ACTUAL
                                 ------------------------------
                                                       SENIOR     PRO FORMA FOR
COMMON STOCKHOLDER               SHIP I    SHIP II    STRATEGIC   COMBINED FUND
TRANSACTION EXPENSES:            ------    -------    ---------   -------------
 Maximum Sales Load (as a
 percentage of the offering
 price) imposed on purchases of
 Common Stock...................  5.00%(a)  5.00%(a)    5.00%(a)       (b)
 Dividend Reinvestment and Cash
 Purchase Plan Fees.............  None      None        None          None
ANNUAL FUND OPERATING EXPENSES
(AS A
PERCENTAGE OF AVERAGE NET
ASSETS ATTRIBUTABLE TO
COMMON STOCK AT AUGUST 31,
1995):
 Investment Advisory Fees.......   .65%      .69%        .60%          .65%
 Leverage.......................  2.21      2.66        2.01          1.75
 Other Expenses
  Transfer Agent Fees...........   .03       .02         .01           .02
  Custodian Fee.................   .01       .01         .01           .01
  Miscellaneous.................   .15       .25         .34           .13
                                  ----      ----        ----          ----
    Total Other Expenses........   .19       .28         .36           .16
                                  ----      ----        ----          ----
Total Annual Operating Expenses
(including leverage)............  3.05%     3.63%       2.97%         2.56%
                                  ====      ====        ====          ====
Total Annual Operating Expenses
(excluding leverage)............   .84%      .97%        .96%          .81%
                                  ====      ====        ====          ====

--------
(a) Sales load charged in the Fund's initial offering, subject to reductions for bulk purchases. Shares of Common Stock purchased on the secondary market are not subject to sales loads, but may be subject to brokerage commissions or other charges.

(b) No sales load will be charged on the issuance of shares in the Merger. Shares of Common Stock are not available for purchase from the Combined Fund but may be purchased through a broker-dealer subject to individually negotiated commission rates.

EXAMPLE:
     CUMULATIVE EXPENSES PAID ON SHARES OF COMMON STOCK FOR THE PERIOD OF:

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
An investor would pay the following expenses
 on a $1,000 investment, including the maximum
 sales load of $50 and assuming (1) an
 operating expense ratio of 3.05% (assuming
 leverage) and .84% (assuming no leverage) for
 SHIP I shares, 3.63% (assuming leverage) and
 .97% (assuming no leverage) for SHIP II
 shares and 2.97% (assuming leverage) and .96%
 (assuming no leverage) for Senior Strategic
 shares and (2) a 5% annual return throughout
 the periods:
  SHIP I (Assuming Leverage)..................   $79    $140    $202     $370
  SHIP I (Assuming No Leverage)...............   $58    $ 75    $ 94     $149
  SHIP II (Assuming Leverage).................   $85    $156    $228     $419
  SHIP II (Assuming No Leverage)..............   $59    $ 79    $101     $163
  Senior Strategic (Assuming Leverage)........   $79    $137    $198     $363
  Senior Strategic (Assuming No Leverage).....   $59    $ 79    $100     $162
Assuming the Merger had taken place on August
 31, 1995, an investor would pay the following
 expenses on a $1,000 investment, including
 the maximum sales load of $50 and assuming
 (1) an operating expense ratio of 2.56%
 (assuming leverage) and .81% (assuming no
 leverage) and (2) a 5% annual return
 throughout the periods:
  Combined Fund (Assuming Leverage)...........   $75    $126    $179     $325
  Combined Fund (Assuming No Leverage)........   $58    $ 75    $ 93     $145

  The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a SHIP I, SHIP II or Senior Strategic Common Stockholder will bear directly or indirectly as compared to the costs and expenses that would be borne by such investors taking into account the Merger. The Example set forth above assumes shares of Common Stock were purchased in the initial offerings and reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission (the "Commission") regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. See "Comparison of the Funds" and "The Merger--Benefits to Stockholders of SHIP I, SHIP II and Senior Strategic as a Result of the Merger".

BUSINESS OF SHIP I                   SHIP I was incorporated under the laws of the State of
                                     Maryland on January 26, 1993 and commenced operations
                                     on April 30, 1993. Like SHIP II and Senior Strategic,
                                     SHIP I is a non-diversified, leveraged, closed-end
                                     management investment company whose investment
                                     objective is to provide stockholders with as high a
                                     level of current income as is consistent with its
                                     investment policies and prudent investment management.
                                     Furthermore, like SHIP II and Senior Strategic, SHIP I
                                     seeks to achieve its investment objective by investing
                                     primarily in Senior Debt. See "Comparison of the
                                     Funds--Investment Objectives and Policies".
                                     Like SHIP II and Senior Strategic, SHIP I has
                                     outstanding Common Stock. As of August 31, 1995, SHIP I
                                     had net assets of approximately $230 million and total
                                     assets of approximately $300.5 (including the proceeds
                                     of outstanding borrowings used for leverage).
BUSINESS OF SHIP II                  SHIP II was incorporated under the laws of the State of
                                     Maryland on July 14, 1993 and commenced operations on
                                     September 24, 1993. Like SHIP I and Senior Strategic,
                                     SHIP II is a non-diversified, leveraged, closed-end
                                     management investment company whose investment
                                     objective is to provide stockholders with as high a
                                     level of current income as is consistent with its
                                     investment policies and prudent investment management.
                                     Furthermore, like SHIP I and Senior Strategic, SHIP II
                                     seeks to achieve its investment objective by investing
                                     primarily in Senior Debt.
                                     Like SHIP I and Senior Strategic, SHIP II has
                                     outstanding Common Stock. As of August 31, 1995, SHIP
                                     II had net assets of approximately $154 million and
                                     total assets of approximately $201.5 (including the
                                     proceeds of outstanding borrowings used for leverage).
BUSINESS OF SENIOR STRATEGIC         Senior Strategic was incorporated under the laws of the
                                     State of Maryland on November 12, 1993 and commenced
                                     operations on April 8, 1994. Like SHIP I and SHIP II,
                                     Senior Strategic is a non-diversified, leveraged,
                                     closed-end management investment company whose
                                     objective is to provide stockholders with as high a
                                     level of current income as is consistent with its
                                     investment policies and prudent investment management.
                                     Furthermore, like SHIP I and SHIP II, Senior Strategic
                                     seeks to achieve its investment objective by investing
                                     primarily in Senior Debt.
                                     Like SHIP I and SHIP II, Senior Strategic has
                                     outstanding Common Stock. As of August 31, 1995, Senior
                                     Strategic had net assets of approximately $70.1 million
                                     and total assets of approximately $96.6 (including the
                                     proceeds of outstanding borrowings used for leverage).
COMPARISON OF THE FUNDS              Investment Objectives and Policies. SHIP I, SHIP II and
                                     Senior Strategic have virtually identical investment
                                     objectives and policies, except that Senior Strategic
                                     currently may invest up to 35% of its total assets in
                                     debt obligations other than Senior Debt while SHIP I
                                     and SHIP II currently may invest up to 20% of their
                                     respective total assets in debt instruments not
                                     constituting Senior Debt.

                                     The Directors of SHIP I have approved a proposal that
                                     would result in an increase in SHIP I's limitation on
                                     investment in debt obligations other than Senior Debt
                                     to 35% of its total assets if the Merger takes place.
                                     As of August 31, 1995, 89.38% of SHIP I's total assets,
                                     88.85% of SHIP II's total assets and 85.03% of Senior
                                     Strategic's total assets were invested in Senior Debt.
                                     Senior Debt will include both debt securities bearing
                                     interest at fixed rates and debt instruments which pay
                                     interest at rates which float at a margin above a
                                     generally recognized base lending rate such as the
                                     prime rate ("Prime Rate") of a designated U.S. bank, or
                                     which adjust periodically at a margin above the
                                     Certificate of Deposit ("CD") rate or the London
                                     InterBank Offered Rate ("LIBOR"). Senior Debt
                                     investments of the Fund may be rated in the lower
                                     rating categories of the established rating services
                                     (Baa or lower by Moody's Investors Service, Inc.
                                     ("Moody's") and BBB or lower by Standard & Poor's
                                     Ratings Group ("S&P")), or in unrated securities of
                                     comparable quality. Securities rated below Baa by
                                     Moody's or below BBB by S&P, and unrated securities of
                                     comparable quality are commonly known as "junk bonds."
                                     The same investment restrictions apply to SHIP I, SHIP
                                     II and Senior Strategic. See "Comparison of the Funds--
                                     Investment Objectives and Policies".
                                     Capital Stock. SHIP I, SHIP II and Senior Strategic
                                     each has outstanding Common Stock. Common Stock of each
                                     of SHIP I, SHIP II and Senior Strategic is traded on
                                     the NYSE. As of August 31, 1995, the net asset value
                                     per share of the SHIP I Common Stock was $9.06 and the
                                     market price per share was $9.00, the net asset value
                                     per share of the SHIP II Common Stock was $9.27 and the
                                     market price per share was $9.00, and the net asset
                                     value per share of the Senior Strategic Common Stock
                                     was $9.26 and the market price per share was $9.13. See
                                     "Purchases and Sales of Common Stock" and "Comparison
                                     of the Funds--Capital Stock".
                                     Advisory Fees. The investment adviser for each of SHIP
                                     I, SHIP II and Senior Strategic is Fund Asset
                                     Management, L.P. ("FAM"). FAM is an affiliate of MLAM,
                                     and both FAM and MLAM are owned and controlled by
                                     Merrill Lynch & Co., Inc. ("ML & Co."). The principal
                                     business address of FAM is 800 Scudders Mill Road,
                                     Plainsboro, New Jersey 08536. MLAM or FAM acts as the
                                     investment adviser for more than 130 registered
                                     investment companies. FAM also offers portfolio
                                     management and portfolio analysis services to
                                     individuals and institutions.
                                     FAM is responsible for the management of each Fund's
                                     investment portfolio and for providing administrative
                                     services to each Fund. The same personnel manage the
                                     portfolio of each of SHIP I, SHIP II and Senior
                                     Strategic. R. Douglas Henderson serves as the portfolio
                                     manager for each of the Funds.
                                     Pursuant to separate investment advisory agreements
                                     between each Fund and FAM, each Fund pays FAM a monthly
                                     fee at the annual rate of 0.50% of such Fund's average
                                     weekly net assets plus the proceeds of any outstanding
                                     borrowings used for leverage.

                                     Subsequent to the Merger, FAM will continue to receive
                                     a monthly fee at the annual rate of 0.50% of the
                                     surviving Fund's
                                     average weekly net assets plus the proceeds of any
                                     outstanding borrowings used for leverage. See
                                     "Comparison of the Funds--Management of the Funds".
                                     Other Significant Fees. The Bank of New York is the
                                     transfer agent, dividend disbursing agent and registrar
                                     for each of SHIP I, SHIP II and Senior Strategic in
                                     connection with their respective Common Stock, at the
                                     same rate for each Fund. The Bank of New York also is
                                     the custodian for the assets of each of SHIP I, SHIP II
                                     and Senior Strategic, at the same rate for each Fund.
                                     The principal business addresses of The Bank of New
                                     York are 101 Barclay Street, New York, New York 10286
                                     (for its transfer agency services) and 90 Washington
                                     Street, New York, New York 10286 (for its custodial
                                     services).
                                     Overall Expense Ratios. The overall operating expense
                                     ratio as of August 31, 1995 was 3.05% for SHIP I, 3.63%
                                     for SHIP II and 2.97% for Senior Strategic. If the
                                     Merger had taken place on August 31, 1995, the overall
                                     operating expense ratio for the combined fund on a pro
                                     forma basis would have been 2.56%. Each of the
                                     operating expense ratios set forth in this paragraph
                                     are based on average net assets of the Fund and include
                                     the costs associated with leverage.
                                     Purchases and Sales of Common Stock. Purchase and sale
                                     procedures for Common Stock of each of SHIP I, SHIP II
                                     and Senior Strategic are identical, and investors
                                     typically purchase and sell shares of Common Stock of
                                     such Funds through a registered broker-dealer on the
                                     NYSE, thereby incurring a brokerage commission set by
                                     the broker-dealer. Alternatively, investors may
                                     purchase or sell shares of Common Stock of such Funds
                                     through privately negotiated transactions with existing
                                     stockholders.
                                     Portfolio Transactions. The portfolio transactions in
                                     which each of SHIP I, SHIP II and Senior Strategic may
                                     engage are identical, as are the procedures for such
                                     transactions. See "Comparison of the Funds--Portfolio
                                     Transactions".
                                     Dividends and Distributions. The methods of dividend
                                     payment and distributions are identical for each of
                                     SHIP I, SHIP II and Senior Strategic with respect to
                                     the Common Stock of each Fund, although the amount of
                                     dividends may differ for each Fund depending on
                                     prevailing market conditions at the time dividends are
                                     paid. See "Comparison of the Funds--Dividends and
                                     Distributions".
                                     Voting Rights. The corresponding voting rights of the
                                     holders of shares of Common Stock of each of SHIP I,
                                     SHIP II and Senior Strategic are identical. See
                                     "Comparison of the Funds--Capital Stock".
                                     Stockholder Services. An automatic dividend
                                     reinvestment plan is available to the holders of shares
                                     of Common Stock of each of SHIP I, SHIP II and Senior
                                     Strategic. The plans are identical for the three Funds.
                                     See "Comparison of the Funds--Automatic Dividend
                                     Reinvestment Plan". Other stockholder services,
                                     including the provision of annual and semi-annual
                                     reports, are the same for the three Funds.

OUTSTANDING SECURITIES OF SHIP I, SHIP II AND SENIOR STRATEGIC AS OF AUGUST 31,
                                      1995

                                                                AMOUNT OUTSTANDING EXCLUSIVE
                                      AMOUNT HELD BY REGISTRANT      OF AMOUNT SHOWN IN
  TITLE OF CLASS    AMOUNT AUTHORIZED    FOR ITS OWN ACCOUNT          PREVIOUS COLUMN
  --------------    ----------------- ------------------------- ----------------------------
SHIP I
  Common Stock         200,000,000                 0                     25,388,292
SHIP II
  Common Stock         200,000,000                 0                     16,610,527
Senior Strategic
  Common Stock         200,000,000                 0                      7,750,527
TAX CONSIDERATIONS  The Merger has been structured with the intention that it will qualify for Federal income tax purposes as a tax-free merger under Section
                    368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the
                    "Code"). Each of the Funds has elected and qualified for the special tax treatment afforded regulated investment companies under the Code through the Effective Date, and SHIP I intends to continue to so qualify after the Merger. The Internal Revenue Service does not issue private letter rulings in connection with statutory mergers under Section 368(a)(1)(A)
                    of the Code. Consequently, based on certain representations made by each
                    Fund, the Funds will receive an opinion of Brown & Wood with respect to the Merger to the effect that, among other things, no Fund will recognize taxable gain or loss on the Merger and no SHIP I, SHIP II or
                    Senior Strategic stockholder will recognize taxable gain or loss upon the issuance of SHIP I Common Stock in the Merger (except to the extent that a SHIP II or Senior Strategic stockholder receives cash representing his or her interest in less than a full share of SHIP I in the Merger, such stockholder may realize a minimal taxable gain). See
                    "The Merger--Terms of the Agreement and Plan of Merger" and
                    "--Tax Consequences of the Merger". The consummation of the Merger is subject to the receipt of such opinion.

RISK FACTORS AND SPECIAL CONSIDERATIONS

  Because each Fund invests primarily in Senior Debt, any risks inherent in such investments are equally applicable to all of the Funds and will be similarly pertinent to the combined fund after the Merger. It is expected that the Merger itself will not adversely affect the rights of holders of shares of Common Stock of any one Fund or create additional risks.

NON-DIVERSIFIED STATUS

  Each Fund has registered as a "non-diversified" investment company so that it will be able to invest more than 5% of its assets in the obligations of any single issuer, subject to the diversification requirements of Subchapter M of the Code, applicable to the Fund. Since each Fund may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, the Fund may be more susceptible than a more widely-diversified fund to any single economic, political or regulatory occurrence.

CORPORATE LOANS

  The Funds may invest in corporate loans ("Corporate Loans") made by banks and other financial institutions, including highly leveraged loans. Corporate Loans made in connection with highly leveraged transactions are subject to greater credit risks than other Corporate Loans in which the Funds may invest.

These credit risks include a greater possibility of default or bankruptcy of the borrower and the assertion that the pledging of collateral to secure the loan constituted a fraudulent conveyance or preferential transfer which can be nullified or subordinated to the rights of other creditors of the borrower under applicable law. Highly leveraged Corporate Loans also may be less liquid than other Corporate Loans.

  The financial status of the Agent Bank (as defined below) and co-lenders and participants interposed between each Fund and a borrower may affect the ability of the Fund to receive payments of interest and repayments of principal. Each Fund will invest in Corporate Loans only if, at the time of investment, the outstanding debt obligations of the Agent Bank and intermediate participants are investment grade, i.e., rated BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody's, or determined to be of comparable quality in the judgment of FAM.

  The success of each Fund depends to a great degree, on the skill with which the Agent Banks administer the terms of the Corporate Loan agreements, monitor borrower compliance with covenants, collect principal, interest and fee payments from borrowers and, where necessary, enforce creditor remedies against borrowers. Typically, the Agent Bank will have broad discretion in enforcing a Corporate Loan agreement.

LOWER-RATED SECURITIES

  Junk bonds are regarded as being predominantly speculative as to the issuer's ability to make repayments of principal and payments of interest. Investment in such securities involves substantial risk. Issuers of junk bonds may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of junk bonds may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing.

  Junk bonds tend to be more volatile than higher-rated fixed-income securities, so that adverse economic events may have a greater impact on the prices of junk bonds than on higher-rated fixed-income securities. Like higher-rated fixed-income securities, junk bonds are generally purchased and sold through dealers who make a market in such securities for their own accounts. There are fewer dealers in the junk bond market, however, which may be less liquid than the market for higher-rated fixed-income securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers. Adverse economic conditions or investor perceptions (whether or not based on economic fundamentals) may impair the liquidity of this market, and may cause the prices each Fund receives for its junk bonds to be reduced, or the Fund may experience difficulty in liquidating a portion of its portfolio in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Under such conditions, judgment may play a greater role in valuing certain of the Fund's portfolio securities than is the case with securities trading in a more liquid market. In addition, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligation.

LEVERAGE

  The use of leverage by each Fund creates an opportunity for increased net income, but, at the same time, creates special risks. Each Fund intends to utilize leverage to provide the common shareholders with a potentially higher rate of return. Leverage creates risks for common stockholders including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in interest rates on borrowings or in the dividend rates on any preferred stock may affect the yield to common stockholders. To the extent the income derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased with such funds is not sufficient to cover the cost of leverage, the net income of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends will be reduced. In the latter case, the Fund may nevertheless determine to maintain its leveraged position in order to avoid capital losses on securities purchased with the leverage. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized rating agencies which may issue ratings for the short-term corporate debt securities or preferred stock issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. It is not anticipated that these covenants or guidelines will impede FAM from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

OTHER INVESTMENT MANAGEMENT TECHNIQUES

  Each Fund may use various other investment management techniques that also involve special considerations including engaging in interest rate transactions, utilization of options and futures transactions, making forward commitments, and lending its portfolio securities. For further discussion of these practices and the associated risks and special considerations, see "Other Investment Policies".

NON-U.S. SECURITIES

  Each Fund may invest in Senior Debt issued by non-U.S. issuers, provided that the debt instruments are U.S. dollar-denominated or otherwise provide for payment in U.S. dollars. Investing in securities issued by non-U.S. issuers involves certain special risks. See "Comparison of the Funds--Description of Senior Debt".

CONCENTRATION IN FINANCIAL INSTITUTIONS

  Each Fund may be deemed to be concentrated in securities of issuers in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies. As a result, each Fund is subject to certain risks associated with such institutions, including, among other things, changes in governmental regulation, interest rate levels and general economic conditions. See "Investment Objective and Policies--Description of Senior Debt Consisting of Corporate Loans".

ILLIQUID SECURITIES

  Each Fund may invest in securities that lack an established secondary trading market or are otherwise considered illiquid. Some or all of the Corporate Loans in which each Fund invests will be considered to be illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained and does not generally relate to the credit risk or likelihood of receipt of cash at maturity. Illiquid corporate bonds and notes may trade at a discount from comparable, more liquid investments.

ANTITAKEOVER PROVISIONS

  Each Fund's Articles of Incorporation include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. See "Comparison of the Funds-- Capital Stock--Certain Provisions of the Charter".

COMPARISON OF THE FUNDS

FINANCIAL HIGHLIGHTS

SHIP I

  The financial information in the table below, except for the period from March 1, 1995 through August 31, 1995, which is unaudited and has been provided by FAM, has been audited in conjunction with the annual audit of the financial statements of the Fund by Deloitte & Touche LLP, independent auditors.

                                                                        FOR THE PERIOD
                          FOR THE SIX MONTHS ENDED   FOR THE FISCAL        APRIL 30,
                             AUGUST 31, 1995++         YEAR ENDED          1993+ TO
                                (UNAUDITED)        FEBRUARY 28, 1995++ FEBRUARY 28, 1994
                          ------------------------ ------------------- -----------------
PER SHARE OPERATING
PERFORMANCE:
Net asset value,                  $   8.94              $   9.82           $   9.50
beginning of period               --------              --------           --------
 Investment income-net                 .49                   .90                .70
 Realized and unrealized
   net gain (loss) on                  .08                  (.87)
   investments-net                --------              --------                .25
                                                                           --------
Total from investment                  .57                   .03
operations                        --------              --------                .95
                                                                           --------
Less dividends and
distributions from:
 Investment income-net                (.45)                 (.84)              (.61)
 Realized gain on
   investments-net                     --                   (.07)              (.02)
                                  --------              --------           --------
  Total dividends and
distributions                         (.45)                 (.91)              (.63)
                                  --------              --------           --------
 Net asset value, end of
period                            $   9.06              $   8.94           $   9.82
                                  --------              --------           --------
 Market price per share;
end of period                     $   9.00              $   8.625          $   9.375
                                  --------              --------           --------
TOTAL INVESTMENT
RETURN:**
Based on market price
per share                             9.85%++               1.87%               .02%++
                                  --------              --------           --------
Based on net asset value
per share                             6.69%++                .82%             10.28%++
                                  --------              --------           --------
RATIOS TO AVERAGE NET
ASSETS:
Expenses, net of
 reimbursement and
 excluding interest
 expense                               .94%*                 .80%               .67%*
                                  --------              --------           --------
Expenses, net of
 reimbursement                        3.05%*                2.46%              1.61%*
                                  --------              --------           --------
Expenses                              3.05%*                2.46%              1.75%*
                                  --------              --------           --------
Investment income-net                10.61%*                7.07%              7.33%*
                                  --------              --------           --------
SUPPLEMENTAL DATA:
Net assets, end of                $230,014              $227,007           $248,342
period (in thousands)             --------              --------           --------
Portfolio turnover                   29.99%                44.81%             52.73%
                                  --------              --------           --------

--------
 * Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, result in substantially different returns. Total investment returns exclude the effects of sales loads.
 + Commencement of Operations.
++ Based on average shares outstanding during the period.
 ++ Aggregate total investment return.

SHIP II

  The financial information in the table below has been audited in conjunction with the annual audit of the financial statements of the Fund by Deloitte & Touche LLP, independent auditors.

                                                              FOR THE PERIOD
                                  FOR THE FISCAL YEAR ENDED SEPTEMBER 24, 1993+
                                       AUGUST 31, 1995      TO AUGUST 31, 1994
                                  ------------------------- -------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                                    $   9.25               $9.50
                                          --------               ---------
 Investment income--net                        .95                 .79
 Realized and unrealized loss on
     investments--net                         (.04)               (.32)
                                          --------               ---------
Total from investment operations               .91                (.47)
                                          --------               ---------
Less dividends from investment
income--net                                   (.89)               (.71)
                                          --------               ---------
Capital change resulting from                  --                 (.01)
the issuance of Common Stock              --------               ---------
Net asset value, end of period            $   9.27               $9.25
                                          --------               ---------
Market price per share, end of
period                                    $   9.00               $8.875
                                          --------               ---------
TOTAL INVESTMENT RETURN:**
Based on market price per share           $  12.09%              (4.22%)++
                                          --------               ---------
Based on net asset value per              $  10.77%               5.08%++
share                                     --------               ---------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement
 and excluding interest expense               1.08%               1.51%*
                                          --------               ---------
Expenses, net of reimbursement                3.63%               2.17%*
                                          --------               ---------
Expenses                                      3.63%               2.34%*
                                          --------               ---------
Investment income--net                       10.35%               7.14%*
                                          --------               ---------
SUPPLEMENTAL DATA:
Net assets, end of period (in
thousands)                                $153,971               $ 153,652
                                          --------               ---------
Portfolio turnover                           51.51%              52.37%
                                          --------               ---------

--------
 *Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, result in subsequent value different returns. Total investment returns exclude the effects of sales loads.
 + Commencement of operations.
 ++Aggregate total investment return.

SENIOR STRATEGIC

  The financial information in the table below, except for the period from March 1, 1995 through August 31, 1995 which is unaudited and has been provided by FAM, has been audited in conjunction with the annual audit of the financial statements of the Fund by Deloitte & Touche LLP, independent auditors.

                                                               FOR THE PERIOD
                                   FOR THE SIX MONTHS ENDED   APRIL 8, 1994+ TO
                                  AUGUST 31, 1995 (UNAUDITED) FEBRUARY 28, 1995
                                  --------------------------- -----------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
period                                      $  9.27                $  9.50
                                            -------                -------
 Investment income--net                         .49                    .81
 Realized and unrealized loss on
   investments--net                            (.03)                  (.29)
                                            -------                -------
Total from investment operations                .46                    .52
                                            -------                -------
Less dividends and distributions
from:
 Investment income--net                        (.47)                  (.71)
 Realized gain on investments--
   net                                          --                    (.02)
                                            -------                -------
  Total dividends and
distributions                                  (.47)                  (.73)
                                            -------                -------
Capital charge resulting from                   --                    (.02)
the issuance of Common Stock                -------                -------
Net asset value, end of period              $  9.26                $  9.27
                                            -------                -------
Per share market value, end of
period                                      $  9.125               $  9.125
                                            -------                -------
TOTAL INVESTMENT RETURN:**
Based on market price per share                5.34%++               (1.13%)++
                                            -------                -------
Based on net asset value per
share                                          5.22%++                5.73% ++
                                            -------                -------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement
 and excluding interest expense                1.04%*                  .65%*
                                            -------                -------
Expenses, net of reimbursement                 2.97%*                 2.15%*
                                            -------                -------
Expenses                                       2.97%*                 2.44%*
                                            -------                -------
Investment income--net                         9.40%*                 8.42%*
                                            -------                -------
SUPPLEMENTAL DATA:
Net assets, end of period (in
thousands)                                  $71,781                $71,852
                                            -------                -------
Portfolio turnover                            32.79%                 33.38%
                                            -------                -------

--------
 *Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
 + Commencement of Operations.
 ++Aggregate total investment return.

  PER SHARE DATA FOR SHIP I COMMON STOCK TRADED ON THE NEW YORK STOCK EXCHANGE

                                                                  PREMIUM
                                                                 (DISCOUNT)
                                                     NET ASSET     TO NET
                                     MARKET PRICE      VALUE    ASSET VALUE
                                    --------------- ----------- --------------
           QUARTER ENDED             HIGH     LOW   HIGH   LOW  HIGH     LOW
           -------------            ------- ------- ----- ----- -----   ------
May 31, 1993*...................... $10.125 $10.00  $9.54 $9.48  6.13 %   5.04 %
August 31, 1993....................  10.125   9.75   9.71  9.56  5.91     1.14
November 30, 1993..................  10.125   9.50   9.77  9.54  5.25    (2.06)
February 28, 1994..................   9.875   9.125  9.89  9.70  1.28    (7.74)
May 31, 1994.......................   9.625   8.75   9.80  9.28  0.37    (7.70)
August 31, 1994....................   9.25    8.50   9.40  9.13 (0.96)   (8.41)
November 30, 1994..................   9.00    7.75   9.17  8.90 (0.28)  (14.55)
February 28, 1995..................   8.875   8.375  8.94  8.74  1.54    (5.58)
May 31, 1995.......................   8.875   8.125  9.16  8.95 (2.47)   (9.92)
August 31, 1995....................   9.125   8.50   9.17  9.04  0.72    (6.90)
November 30, 1995..................   9.50    8.875  9.15  9.04  3.83    (2.79)

--------
* SHIP I commenced operations on April 30, 1993.

 PER SHARE DATA FOR SHIP II COMMON STOCK TRADED ON THE NEW YORK STOCK EXCHANGE

                                                                  PREMIUM
                                                                 (DISCOUNT)
                                                     NET ASSET     TO NET
                                      MARKET PRICE     VALUE    ASSET VALUE
                                      ------------- ----------- --------------
            QUARTER ENDED              HIGH   LOW   HIGH   LOW  HIGH     LOW
            -------------             ------ ------ ----- ----- -----   ------
November 30, 1993*................... $9.75  $9.125 $9.65 $9.50 (1.56)%  (5.44)%
February 28, 1994....................  9.75   9.25   9.80  9.58  0.72    (5.03)
May 31, 1994.........................  9.625  8.50   9.71  9.27 (0.16)  (10.15)
August 31, 1994......................  9.375  8.50   9.39  9.22  0.27    (8.99)
November 30, 1994....................  8.875  8.125  9.27  9.06 (2.04)  (11.49)
February 28, 1995....................  8.875  8.50   9.18  8.97 (1.83)   (6.70)
May 31, 1995.........................  8.875  8.25   9.34  9.17 (4.68)  (10.33)
August 31, 1995......................  9.125  8.75   9.38  9.25 (1.46)   (6.32)
November 30, 1995....................  9.50   9.00   9.33  9.13  3.49    (3.12)

--------
* SHIP II commenced operations on September 24, 1993.

 PER SHARE DATA FOR SENIOR STRATEGIC COMMON STOCK TRADED ON THE NEW YORK STOCK
                                    EXCHANGE

                                                                  PREMIUM
                                                                 (DISCOUNT)
                                                     NET ASSET     TO NET
                                      MARKET PRICE     VALUE    ASSET VALUE
                                      ------------- ----------- --------------
            QUARTER ENDED              HIGH   LOW   HIGH   LOW  HIGH     LOW
            -------------             ------ ------ ----- ----- -----   ------
May 31, 1994*........................ $9.875 $9.375 $9.57 $9.47  4.06 %  (2.04)%
August 31, 1994......................  9.50   8.625  9.65  9.44 (0.73)   (9.78)
November 30, 1994....................  9.125  8.00   9.55  9.30 (3.23)  (15.25)
February 28, 1995....................  9.25   8.375  9.28  9.14 (9.07)    0.11
May 31, 1995.........................  9.125  8.375  9.46  9.25 (1.78)  (10.14)
August 31, 1995......................  9.25   8.625  9.25  9.44 (0.11)   (7.46)
November 30, 1995....................  9.50   9.125  9.35  9.15  3.49    (1.78)

--------
* Senior Strategic commenced operations on April 8, 1994.

  Since the termination of share price stabilization following each Fund's initial public offering, share prices for SHIP I Common Stock have fluctuated between a maximum premium of 6.13% and a maximum discount of (14.55%), share prices for SHIP II Common Stock have fluctuated between a maximum premium of 3.49% and a maximum discount of (11.49%) and share prices for Senior Strategic Common Stock have fluctuated between a maximum premium of 4.06% and a maximum discount of(15.25%). Although there is no reason to believe that this pattern should be affected by the Merger, it is not possible to state whether shares of the surviving fund will trade at a premium or discount to net asset value following the Merger, or what the extent of any such premium or discount might be.

INVESTMENT OBJECTIVES AND POLICIES

  The structure, organization and investment policies of SHIP I, SHIP II and Senior Strategic are virtually identical. Each Fund seeks as a fundamental investment objective as high a level of current income as is consistent with the Fund's investment policies and prudent investment management. The sole difference in the investment policies of the Funds is that Senior Strategic may invest up to 35% of its total assets in debt obligations other than Senior Debt while SHIP I and SHIP II may invest up to 20% of their respective total assets in debt instruments not constituting Senior Debt. The Board of Directors of SHIP I has approved, as a condition to the Merger, that SHIP I increase its limitation on investment in debt obligations not constituting Senior Debt to 35% of its total assets.

  Except for the difference described in the preceding paragraph, the investment objectives and policies of SHIP I, SHIP II and Senior Strategic are identical. Each Fund seeks to achieve its investment objective by investing primarily in Senior Debt. The investment objective of each Fund is a fundamental policy that may not be changed without a vote of a majority of the Fund's outstanding voting securities (as defined in the Investment Company
Act). At times, each Fund may seek to hedge its portfolio against movements in interest rates through the use of interest rate transactions, the purchase of call and put options on securities, the sale of covered call and put options on its portfolio securities and transactions in financial futures and related options on such futures.

  Senior Debt will include both debt securities bearing interest at fixed rates and debt instruments which pay interest at rates which float at a margin above a generally recognized base lending rate such as the Prime Rate of a designated U.S. bank, or which adjust periodically at a margin above the CD rate or LIBOR.

  Senior Debt investments of the Funds may be rated in the lower rating categories of the established rating services (Baa or lower by Moody's and BBB or lower by S&P), or in unrated securities of comparable quality. Securities rated below Baa by Moody's or below BBB by S&P, and unrated securities of comparable quality are commonly known as "junk bonds." See Exhibit II-- "Description of Corporate Bond Ratings" for additional information concerning rating categories. Although junk bonds can be expected to provide higher yields, such securities may be subject to greater market fluctuations and risk of loss of income and principal than lower-yielding, higher rated fixed-income securities. See "Risk Factors and Special Considerations". The Funds will not invest in securities in the lowest rating categories (Caa or below for Moody's and CCC or below for S&P). Securities which are subsequently downgraded may continue to be held and will be sold only if, in the judgment of FAM, it is advantageous to do so. To a limited extent, incidental to and in connection with its portfolio investments, each Fund also may acquire warrants and other equity securities.

  When changing economic conditions and other factors cause the yield difference between lower-rated and higher-rated securities to narrow, the Funds may purchase higher-rated securities if FAM believes that the risk of loss of income and principal may be substantially reduced with only a relatively small reduction in yield. In addition, under unusual market or economic conditions, each Fund for temporary defensive purposes may invest up to 100% of its assets in securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper rated in the highest category by an established rating agency, or other fixed-income securities deemed by FAM to be consistent with a defensive posture, or may hold its assets in cash. The yield on such securities may be lower than the yield on lower-rated fixed-income securities.

  The Funds have no restrictions on portfolio maturity, but it is anticipated that a majority of the Senior Debt in which they will invest will have stated maturities ranging from four to ten years. As a result of prepayments, however, it is expected that the actual maturities of many of the Funds' investments will be shorter. See "--Description of Senior Debt".

  Investment in shares of Common Stock of each of the Funds offers several benefits. Each Fund offers investors the opportunity to receive a high level of current income by investing in a professionally managed portfolio comprised primarily of Senior Debt which, to the extent the portfolio is comprised of Corporate Loans, is a type of investment typically not available to individual investors. In managing such portfolio, FAM provides each Fund and its shareholders with professional credit analysis. Each Fund also relieves the investor of the burdensome administrative details involved in managing a portfolio of such investments. Additionally, FAM will seek to enhance the yield on the Common Stock by leveraging each Fund's capital structure through the borrowing of money or the issuance of preferred stock. The benefits are at least partially offset by the expenses involved in operating an investment company. Such expenses primarily consist of the advisory fee and operational costs. Additionally, the use of leverage involves certain expenses and risk considerations. See "Other Investment Policies--Leverage".

  Each Fund may engage in various portfolio strategies to seek to increase its return and to hedge its portfolio against movements in interest rates through the use of interest rate transactions, the purchase of call and put options on securities, the sale of covered call and put options on its portfolio securities and transactions in financial futures and related options on such futures. Each of these portfolio strategies is described below. There can be no assurance that each Fund's hedging transactions will be effective. Furthermore, each Fund will only engage in hedging activities from time to time and may not necessarily be engaging in hedging transactions when movements in interest rates occur.

  Each Fund is classified as non-diversified within the meaning of the Investment Company Act, which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. However, each Fund's investments will be limited so as to qualify the Fund as a "regulated investment company" for purposes of the Code. See " Tax Rules Applicable to SHIP I, SHIP II, Senior Strategic and Their Stockholders". To qualify, among other requirements, each Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities (other than U.S. Government securities) of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities (other than U.S. Government securities) of a single issuer. A fund which elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% requirement with respect to 75% of its total assets. To the extent that each Fund assumes large positions in the securities of a small number of issuers, the Fund's yield may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

DESCRIPTION OF SENIOR DEBT

  The Senior Debt in which each Fund invests primarily consist of direct obligations of a company (a corporation, partnership or trust) undertaken to finance the growth of the company's business internally or externally, or to finance a capital restructuring. Senior Debt may also include senior obligations of a company issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code provided that such senior obligations meet the credit standards established by FAM. It is anticipated that a significant portion of such Senior Debt may include obligations of companies with highly leveraged capital structures (i.e., a large proportion of debt compared to equity). Such obligations may include leveraged buy-out loans, leveraged recapitalization loans and other types of acquisition loans. Such Senior Debt may be structured to include both term loans, which are generally fully funded at the time of each Fund's investment, and revolving credit facilities, which would require each Fund to make additional investments in the Senior Debt as required under the terms of the credit facility. Such Senior Debt may also include receivables purchase facilities, which are similar to revolving credit facilities secured by a company's receivables.

  The Senior Debt in which each Fund invests will, in many instances, hold the most senior position in the capitalization structure of the company (i.e., not subordinated to other debt obligations in right of payment), and, in any case, will, in the judgment of FAM, be in the category of senior debt of the company.

  The Senior Debt in which each Fund invests may be wholly or partially secured by collateral, or may be unsecured. In the event of a default, the ability of an investor to have access to any collateral may be limited by bankruptcy and other insolvency laws. The value of the collateral may also decline subsequent to each Fund's investment in the Senior Debt. Under certain circumstances, the collateral may be released with the consent of a majority of the Senior Debt investors or pursuant to the terms of the debt instrument. There is no assurance that the liquidation of the collateral would satisfy the company's obligation in the event of nonpayment of scheduled interest or principal, or that the collateral could be readily liquidated. As a result, a Fund might not receive payments to which it is entitled and thereby may experience a decline in the value of the investment and, possibly, its net asset value.

  In the case of highly leveraged senior debt instruments, a company generally is required to pledge collateral which may include (i) working capital assets, such as accounts receivable and inventory, (ii) tangible fixed assets, such as real property, buildings and equipment, (iii) intangible assets, such as trademarks, copyrights and patent rights and (iv) security interests in securities of subsidiaries or affiliates. In the case of Senior Debt issued by privately held companies, the companies' owners may pledge additional security in the form of guarantees and/or other securities that they own.

  The rate of interest payable on floating or variable rate corporate loans and other debt instruments is established as the sum of a base lending rate plus a specified margin. These base lending rates generally are the Prime Rate of a designated U.S. bank, LIBOR, the CD rate or another base lending rate used by commercial lenders. The interest rate on Prime Rate-based loans floats daily as the Prime Rate changes, while the interest rate on LIBOR-based and CD-based loans is reset periodically, typically every 30 days to one year. Investment in Senior Debt with longer interest rate reset periods or fixed interest rates may increase fluctuations in each Fund's net asset value as a result of changes in interest rates. However, to the extent that a substantial portion of each Fund's investment portfolio is invested in Senior Debt with relatively short interest rate reset periods, the Fund's net asset value should experience less fluctuation as a result of changes in interest rates than would a portfolio comprised primarily of fixed rate debt instruments.

  Each Fund will invest in Senior Debt only if, in FAM's judgment, the company can meet debt service on such debt. In addition, FAM will consider other factors deemed by it to be appropriate to the analysis of the company and the Senior Debt. Such factors include financial ratios of the company such as pre-tax interest coverage, leverage ratios, the ratio of cash flows to total debt and the ratio of tangible assets to debt. In its analysis of these factors, FAM also will be influenced by the nature of the industry in which the company is engaged, the nature of the company's assets and FAM's assessments of the general quality of the company. The factors utilized have been reviewed and approved by each Fund's Board of Directors.

  The primary consideration in selecting such Senior Debt for investment by each Fund is the creditworthiness of the company. In evaluating Senior Debt, the quality ratings assigned to other debt obligations of a company may not be a determining factor, since they will often be subordinated to the Senior Debt. Instead, FAM will perform its own independent credit analysis of the company. FAM's analysis will continue on an ongoing basis for any Senior Debt in which a Fund has invested. Although FAM will use due care in making such analysis, there can be no assurance that such analysis will disclose factors which may impair the value of the Senior Debt.

  Senior Debt issued in connection with highly leveraged transactions is subject to greater credit risks than other Senior Debt in which each Fund may invest. These credit risks include a greater possibility of default or bankruptcy of the company and the assertion that the pledging of collateral to secure the Senior Debt constituted a fraudulent conveyance or preferential transfer which can be nullified or subordinated to the rights of other creditors of the company under applicable law. Highly leveraged Senior Debt also may be less liquid than other debt instruments.

  A company also must comply with various restrictive covenants contained in any Senior Debt instrument. Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the company to maintain specific financial ratios or relationships and limits on total debt. In addition, the Senior Debt instrument may contain a covenant requiring the company to prepay the Senior Debt with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) which is not waived by the holders of the Senior Debt normally is an event of default permitting acceleration of the maturity of the Senior Debt.

  It is expected that a majority of the Senior Debt instruments will have stated maturities ranging from four to ten years. However, such Senior Debt instruments may require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Debt from excess cash flow, as discussed above, and may permit the company to prepay at its election. The degree to which companies prepay Senior Debt, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the company and competitive conditions among lenders, among other factors. Accordingly, prepayments cannot be predicted with accuracy. Upon a prepayment of a corporate loan, each Fund may receive both a prepayment penalty fee from the prepaying company and a facility fee on the purchase of new Senior Debt with the proceeds from the prepayment of the former. Such fees may mitigate any adverse impact on the yield on each Fund's portfolio which may arise as a result of prepayments and the reinvestment of such proceeds in Senior Debt bearing lower interest rates.

  Each Fund may invest in Senior Debt issued by non-U.S. companies, provided that the debt instruments are U.S. dollar-denominated or otherwise provide for payment in U.S. dollars, and the company meets the credit standards established by FAM for U.S. companies. Each Fund similarly may invest in U.S. companies with significant non-dollar denominated revenues, provided that the debt instruments are U.S. dollar-denominated or otherwise provide for payment to the Fund in U.S. dollars. In all cases where debt instruments are not denominated in U.S. dollars, the Senior Debt facility will provide for payments to the investors, including the Funds, in U.S. dollars pursuant to foreign currency swap arrangements. Investments in such non-U.S. companies or U.S. companies may involve risks not typically involved in domestic investment, including fluctuation in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such loans. With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect each Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment position. In addition, information with respect to non-U.S. companies may differ from that available with respect to U.S. companies, since foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. Interest income from foreign securities may be subject to withholding taxes imposed by the country in which the company is located, and a Fund generally will not be able to pass through to its shareholders foreign tax credits or deductions with respect to these taxes.

  Senior Debt issued by non-U.S. companies or to U.S. companies with significant non-U.S. dollar-denominated revenues may provide for conversion of all or part of the debt from a U.S. dollar-denominated obligation into a foreign currency obligation at the option of the companies. Each Fund may invest in Senior Debt which has been converted into non-U.S. dollar-denominated obligations only when the Senior Debt facility provides for payments in U.S. dollars pursuant to foreign currency swap arrangements. Foreign currency swaps involve the exchange by the investors, including the Funds, with another party (the

"counterparty") of the right to receive the currency in which the debt is denominated for the right to receive U.S. dollars. Each Fund will enter into a transaction subject to a foreign currency swap only if, at the time of entering into such swap, the outstanding debt obligations of the counterparty are investment grade, i.e., rated BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody's, or determined to be of comparable quality in the judgment of FAM. The amounts of U.S. dollar payments to be received by the investors and the foreign currency payments to be received by the counterparty are fixed at the time the swap arrangement is entered into. Accordingly, the swap protects the Funds from fluctuations in exchange rates and locks in the right to receive payments under the debt in a predetermined amount of U.S. dollars. If there is a default by the counterparty, each Fund will have contractual remedies pursuant to the swap arrangements; however, the U.S. dollar value of the Fund's right to foreign currency payments under the debt will be subject to fluctuations in the applicable exchange rate to the extent that a replacement swap arrangement is unavailable or the Fund is unable to recover damages from the defaulting counterparty. If the company defaults on or prepays the Senior Debt, each Fund may be required pursuant to the swap arrangements to compensate the counterparty to the extent of fluctuations in exchange rates adverse to the counterparty. In the event of such a default or prepayment, an amount of cash or high grade liquid debt securities having an aggregate net asset value at least equal to the amount of compensation that must be paid to the counterparty pursuant to the swap arrangements will be maintained in a segregated account by each Fund's custodian.

DESCRIPTION OF SENIOR DEBT CONSISTING OF CORPORATE LOANS

  Each Fund will invest in Senior Debt consisting of Corporate Loans made by banks and other financial institutions to corporations, partnerships or trusts (each a "Borrower"). As described in the third paragraph under "Description of Senior Debt" above, the Corporate Loans may be secured or unsecured. Each Fund may receive and/or pay certain fees in connection with its lending activities. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When each Fund buys a loan it may receive a facility fee. In certain circumstances, each Fund may receive a prepayment penalty fee on the prepayment of a loan by a Borrower. In connection with the acquisition of loans, each Fund may also acquire warrants and other equity securities of the Borrower or its affiliates. The acquisition of such equity securities will only be incidental to each Fund's purchase of an interest in Senior Debt.

  A Corporate Loan in which each Fund may invest typically is originated, negotiated and structured by a syndicate of lenders ("Co-Lenders") consisting of commercial banks, thrift institutions, insurance companies, finance companies or other financial institutions one or more of which administers the Loan on behalf of the syndicate (the "Agent Bank"). Co-Lenders may sell Corporate Loans to third parties called "Participants." Each Fund may invest in a Corporate Loan either by participating as a Co-Lender at the time the loan is originated or by purchasing an interest in the Corporate Loan from a Co-Lender or a Participant. Co-Lenders and Participants interposed between each Fund and a Borrower, together with Agent Banks, are referred to herein as "Intermediate Participants".

  Each Fund may purchase a Corporate Loan from an Intermediate Participant by means of a novation, an assignment or a participation. In a novation, each Fund would accept all of the rights of the Intermediate Participants in a Corporate Loan, including the right to receive repayments of principal and payments of interest and other amounts directly from the Borrower and to enforce its rights as a lender directly against the Borrower and would assume all of the obligations of the Intermediate Participants, including any obligations to make future advances to the Borrower. As a result, therefore, each Fund would have the status of a Co-Lender. As an alternative, each Fund may purchase an assignment of all or a portion of an Intermediate Participant's interest in a Corporate Loan, in which case the Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the Borrower but would otherwise be entitled to all of such lender's rights in the Corporate Loan. Each Fund also may purchase a participation in a portion of the rights of an Intermediate Participant in a Corporate Loan by means of a participation agreement with such Intermediate Participant. A participation in the rights of an Intermediate Participant is similar to an assignment in that the Intermediate Participant transfers to each Fund all or a portion of an interest in a Corporate Loan. Unlike an assignment, however, a participation does not establish any direct relationship between each Fund and the Borrower. In such case, each Fund would be required to rely on the Intermediate Participant that sold the participation not only for the enforcement of the Fund's rights against the Borrower but also for the receipt and processing of payments due to the Fund under the Corporate Loans. A Fund will not act as an Agent Bank, guarantor, sole negotiator or sole structuror with respect to a Corporate Loan.

  Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, each Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the borrower. Moreover, under the terms of a participation, each Fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Fund may also be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank, as described below. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the Corporate Loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant. Each Fund will invest in Corporate Loans only if, at the time of investment, the outstanding debt obligations of the Agent Bank and any Intermediate Participant which remains interposed between the Fund and a Borrower are investment grade, i.e., rated BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody's or determined to be of comparable quality in the judgment of FAM.

  Because each Fund will regard the issuer of a Corporate Loan as including the Borrower under a Corporate Loan Agreement, the Agent Bank and any Intermediate Participant, each Fund may be deemed to be concentrated in securities of issuers in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies. As a result, each Fund is subject to certain risks associated with such institutions. Banking and thrift institutions are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which such institutions may make and the interest rates and fees which such institutions may charge. The profitability of these institutions is largely dependent on the availability and cost of capital funds, and has shown significant recent fluctuation as a result of volatile interest rate levels. In addition, general economic conditions are important to the operations of these institutions, with exposure to credit losses resulting from possible financial difficulties of borrowers potentially having an adverse effect. Insurance companies are also affected by economic and financial conditions and are subject to extensive government regulation, including rate regulation. The property and casualty industry is cyclical, being subject to dramatic swings in profitability which can be affected by natural catastrophes and other disasters. Individual companies may be exposed to material risks, including reserve inadequacy, latent health exposure and inability to collect from their reinsurance carriers. The financial services area is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. In this regard, recent business combinations have included insurance, finance and securities brokerage under single ownership. Moreover, the Federal laws generally separating commercial and investment banking are currently being studied by Congress.

  In a typical Corporate Loan, the Agent Bank administers the terms of the Corporate Loan Agreement and is responsible for the collection of principal and interest and fee payments from the Borrower and the apportionment of these payments to the credit of all lenders which are parties to the Corporate Loan Agreement. Each Fund generally will rely on the Agent Bank or an Intermediate Participant to collect its portion of the payments on the Corporate Loan. Furthermore, each Fund will rely on the Agent Bank to use appropriate creditor remedies against the Borrower. Typically, under Corporate Loan Agreements, the Agent Bank is given broad discretion in enforcing the Corporate Loan Agreement, and is obligated to use only the same care it would use in the management of its own property. The Borrower compensates the Agent Bank of these services. Such compensation may include special fees paid on structuring and funding the Corporate Loan and other fees paid on a continuing basis.

  In the event that an Agent Bank becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding, assets held by the Agent Bank under the Corporate Loan Agreement should remain available to holders of Corporate Loans. If, however, assets held by the Agent Bank for the benefit of a Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the Agent Bank's general or secured creditors, such Fund might incur certain costs and delays in realizing payment on a Corporate Loan or suffer a loss of principal and/or interest. In situations involving Intermediate Participants similar risks may arise, as described above.

  Intermediate Participants may have certain obligations pursuant to a Corporate Loan Agreement, which may include the obligation to make future advances to the Borrower in connection with revolving credit facilities in certain circumstances. Each Fund currently intends to reserve against such contingent obligations by segregating sufficient investments in high quality, short-term, liquid instruments. A Fund will not invest in Corporate Loans that would require the Fund to make any additional investments in connection with such future advances if such commitments would exceed 20% of the Fund's total assets or would cause the Fund to fail to meet the diversification requirements described under "Investment Objectives and Policies".

ILLIQUID SECURITIES

  Corporate Loans are, at present, not readily marketable and may be subject to restrictions on resale. Although Corporate Loans are transferred among certain financial institutions, as described above, the Corporate Loans in which each Fund invests do not have the liquidity of conventional debt securities traded in the secondary market and may be considered illiquid. As the market for Corporate Loans becomes more seasoned, FAM expects that liquidity will improve. The Funds have no limitation on the amount of their investments which are not readily marketable or are subject to restrictions on resale.

OTHER INVESTMENT POLICIES

  Each of SHIP I, SHIP II and Senior Strategic has adopted certain other policies as set forth below:

  Leverage. Each Fund is authorized to utilize leverage in amounts up to 33 1/3% of its total assets (including the assets obtained from leverage) to provide Common Stockholders with a potentially higher rate of return. SHIP I, SHIP II and Senior Strategic each has entered into a separate agreement with The Bank of New York, as agent for a syndicate of banks, providing for an unsecured revolving credit facility under the following terms:

                                                       INTEREST RATE
                                                   -----------------------
                                                   PRIME              FED
                         COMMITMENT   EXPIRATION   RATE   EURODOLLAR FUNDS
                           AMOUNT        DATE      PLUS      PLUS    PLUS
                        ------------ ------------- -----  ---------- -----
      SHIP I            $120 million  June 7, 1996 0.00%     0.75%   0.75%
      SHIP II             80 million Oct. 17, 1996 0.00      0.55    0.55
      Senior Strategic    35 million  May 22, 1996 0.00      0.75    0.75

As a condition precedent to the Merger, SHIP I will enter into an agreement with a financial institution to refinance the outstanding credit facilities of all three Funds in a principal amount approximately equal to the aggregate commitment amount of the currently outstanding credit facilities.

  A Fund generally will not utilize leverage if it anticipates that the Fund's leveraged capital structure would result in a lower rate of return to holders of the Common Stock than that obtainable if the Common Stock were unleveraged for any significant amount of time. Each Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which may otherwise require untimely dispositions of Fund securities.

  The concept of leveraging is based on the premise that the cost of the assets to be obtained from leverage will be based on short-term rates which normally will be lower than the return earned by a Fund on its longer term portfolio investments. Since the total assets of each Fund (including the assets obtained from leverage) will be invested in the higher yielding portfolio investments, the common shareholders will be the beneficiaries of the incremental yield. Should the differential between the underlying interest rates narrow, the incremental yield "pick up" will be reduced. Furthermore, if long-term rates rise, the Common Stock net asset value will reflect the full decline in the entire portfolio holdings resulting therefrom, since the assets obtained from leverage do not fluctuate.

  Leverage creates risks for common stockholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock and the risk that fluctuations in interest rates on borrowings or in the dividend rates on any preferred stock may affect the yield to common shareholders. To the extent the income derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased with such funds is not sufficient to cover the cost of leverage, the net income of each Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends will be reduced. In the latter case, each Fund may nevertheless determine to maintain its leveraged position in order to avoid capital losses on securities purchased with the leverage.

  Capital raised through leverage will be subject to interest costs or dividend payments which may or may not exceed the interest on the assets purchased. Each Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. The issuance of additional classes of preferred stock involves offering expenses and other costs and may limit a Fund's freedom to pay dividends on shares of Common Stock or to engage in other activities. Borrowings and the issuance of a class of preferred stock having priority over each Fund's Common Stock create an opportunity for greater income per share of Common Stock, but at the same time such borrowing or issuance is a speculative technique in that it will increase the Fund's exposure to capital risk. Such risks may be reduced through the use of borrowings and preferred stock that have floating rates of interest. Unless the income and appreciation, if any, on assets acquired with borrowed funds or offering proceeds exceeds the cost of borrowing or issuing additional classes of securities, the use of leverage will diminish the investment performance of each Fund compared with what it would have been without leverage.

  Certain types of borrowings may result in each Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Each Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized rating agencies which may issue ratings for the short-term corporate debt securities or preferred stock. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. It is not anticipated that these covenants or guidelines will impede FAM from managing each Fund's portfolio in accordance with the Fund's investment objective and policies.

  Under the Investment Company Act, a Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has an asset coverage of 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the Fund's total assets). Additionally, under the Investment Company Act a Fund may not declare any dividend or other distribution upon any class of its capital stock, or purchase any such capital stock, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. Under the Investment Company Act, a Fund is not permitted to issue shares of preferred stock unless immediately after such issuance the net asset value of the Fund's portfolio is at least 200% of the liquidation value of the outstanding preferred stock (i.e., such liquidation value may not exceed 50% of the Fund's total assets). In addition, a Fund is not permitted to declare any cash dividend or other distribution on its Common Stock unless, at the time of such declaration, the net asset value of the Fund's portfolio

(determined after deducting the amount of such dividend or distribution) is at least 200% of such liquidation value. In the event preferred shares are issued, each Fund intends, to the extent possible, to purchase or redeem shares of preferred stock from time to time to maintain coverage of any preferred stock of at least 200%.

  Each Fund's willingness to borrow money and issue new securities for investment purposes, and the amount it will borrow, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Investment Adviser's ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

  Assuming the utilization by SHIP I of leverage by borrowings in the amount of
33 1/3% of SHIP I's total assets, and an annual interest rate of    % payable
on such leverage based on market rates as of the date of this Proxy Statement and Prospectus, the annual return that SHIP I's portfolio must experience (net
of expenses) in order to cover such interest payments would be    %. Assuming
the utilization by SHIP II of leverage by borrowings in the amount of 33 1/3%
of SHIP II's total assets, and an annual interest rate of    % payable on such
leverage based on market rates as of the date of this Proxy Statement and Prospectus, the annual return that SHIP II's portfolio must experience (net of
expenses) in order to cover such interest payments would be    %. Assuming the
utilization by Senior Strategic of leverage by borrowings in the amount of 33
1/3% of Senior Strategic's total assets, and an annual interest rate of    %
payable on such leverage based on market rates as of the date of this Proxy Statement and Prospectus, the annual return that Senior Strategic's portfolio must experience (net of expenses) in order to cover such interest payments
would be    %. Assuming the utilization by SHIP I of leverage by borrowings in the amount of 33 1/3% of SHIP I's total assets after the Merger, and an annual
interest rate of    % payable on such leverage based on market rates as of the date of this Proxy Statement and Prospectus, the annual return that SHIP I's portfolio must experience (net of expenses) in order to cover such interest
payments would be    %.

  The following table is designed to illustrate the effect on the return to a holder of SHIP I's Common Stock after the Merger of the leverage obtained by borrowing, assuming hypothetical annual returns on SHIP I's portfolio of -10% to +10%. The table also illustrates the effect on the return to a holder of the Common Stock of each of SHIP I, SHIP II and Senior Strategic of the leverage obtained by borrowing, assuming hypothetical annual returns on each Fund's portfolio of -10% to +10%. As the table shows, leverage generally increases the return to stockholders when portfolio return is positive and decreases the return when the portfolio return is negative. In each instance, an annual
interest rate of    % payable on such leverage is assumed based on market rates as of the date of this Proxy Statement and Prospectus.The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

SHIP I
Assumed Port-
 folio Return
 (net of ex-
 penses).....    (10)%   ( 5)%     0 %    5%   10%
Corresponding
 Common Stock
 Return......  (    )% (    )% (    )%    %      %
SHIP II
Assumed Port-
 folio Return
 (net of ex-
 penses).....    (10)%   ( 5)%     0 %    5%   10%
Corresponding
 Common Stock
 Return......  (    )% (    )% (    )%    %      %
SENIOR STRA-
 TEGIC
Assumed Port-
 folio Return
 (net of ex-
 penses).....    (10)%   ( 5)%     0 %    5%   10%
Corresponding
 Common Stock
 Return......   (   )%  (   )% (    )%    %      %
PRO FORMA FOR
 COMBINED
 FUND
Assumed Port-
 folio Return
 (net of ex-
 penses).....    (10)%   ( 5)%     0 %    5%   10%
Corresponding
 Common Stock
 Return......  (    )% (    )% (    )%    %      %

  Interest Rate Transactions. In order to hedge the value of each Fund's portfolio against interest rate fluctuations or to enhance the Fund's income, each Fund may enter into various interest rate transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Each Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Each Fund intends to use these transactions primarily as a hedge and not as a speculative investment. However, each Fund may also invest in interest rate swaps to enhance income or to increase the Fund's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates).

  In an interest rate swap, a Fund exchanges with another party their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. For example, if a Fund holds Senior Debt with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the Senior Debt due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if a Fund holds Senior Debt with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

  Each Fund usually will enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of each Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or high grade liquid debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of each Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be maintained in a segregated account by the Fund's custodian.

  Each Fund may also engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. A Fund will not sell interest rate caps or floors that it does not own. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. A Fund will not enter into caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Fund.

  Typically, the parties with which each Fund will enter into interest rate transactions will be broker- dealers and other financial institutions. A Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by FAM to be equivalent to such rating. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are more recent innovations and are less liquid than swaps. Certain Federal income tax requirements may limit each Fund's ability to engage in certain interest rate transactions. Gains from transactions in interest rate swaps distributed to shareholders will be taxable as ordinary income or, in certain circumstances, as long-term capital gains to shareholders. See "Tax Rules Applicable to SHIP I, SHIP II, Senior Strategic and their Stockholders".

  Call Options on Portfolio Securities. Each Fund may purchase call options on any of the types of securities in which it may invest. A purchased call option gives each Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. Each Fund also is authorized to write (i.e., sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where a Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is an attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, a Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out each Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge against the price of the underlying security declining. Each Fund may also purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

  Put Options on Portfolio Securities. Each Fund is authorized to purchase put options to hedge against a decline in the value of its securities. By buying a put option, each Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out each Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. Each Fund also has authority to write (i.e., sell) put options on the types of securities which may be held by the Fund, provided that such put options are covered, meaning that such options are secured by segregated, high grade liquid debt securities. In certain circumstances, each Fund may purchase call options on securities held in its portfolio on which it has written call options or which it intends to purchase. Each Fund will receive a premium for writing a put option, which increases the Fund's return. A Fund will not sell puts if, as a result, more than 50% of the Fund's assets would be required to cover its potential obligations under its hedging and other investment transactions. A Fund may purchase and sell put options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is less than the exercise price of the option.

  Financial Futures and Options Thereon. Each Fund is authorized to engage in transactions in financial futures contracts ("futures contracts") and related options on such futures contracts either as a hedge against adverse changes in the market value of its portfolio securities and interest rates or to enhance the Fund's income. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date or, in the case of an index futures contract to make and accept a cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated "contract markets" by the Commodity Futures Trading Commission (the "CFTC"). Transactions by each Fund in futures contracts and financial futures are subject to limitations as described below under "Restrictions on the Use of Futures Transactions".

  Each Fund may sell financial futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market values of securities which may be held by a Fund will fall, thus reducing the net asset value of the Fund. However, as interest rates rise, the value of a Fund's short position in the futures contract will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's investments which are being hedged. While each Fund will incur commission expenses in selling and closing out futures positions, these commissions are generally less than the transaction expenses which the Fund would have incurred had the Fund sold portfolio securities in order to reduce its exposure to increases in interest rates. Each Fund also may purchase financial futures contracts in anticipation of a decline in interest rates when it is not fully invested in a particular market in which it intends to make investments to gain market exposure that may in part or entirely offset an increase in the cost of securities it intends to purchase. It is anticipated that, in a substantial majority of these transactions, a Fund will purchase securities upon termination of the futures contract.

  Each Fund also has authority to purchase and write call and put options on futures contracts. Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which a Fund enters into futures transactions. Each Fund may purchase put options or write call options on futures contracts rather than selling the underlying futures contract in anticipation of a decrease in the market value of securities or an increase in interest rates. Similarly, each Fund may purchase call options, or write put options on futures contracts, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value or a decline in interest rates of securities which the Fund intends to purchase.

  Each Fund may engage in options and futures transactions on exchanges and options in the over-the- counter markets ("OTC options"). In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties' obligation is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

  Restrictions on the Use of Futures Transactions. Under regulations of the CFTC, the futures trading activity described herein will not result in a Fund being deemed a "commodity pool", as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, each Fund may purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes, and (ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts and options. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

  When a Fund purchases a futures contract or writes a put option or purchases a call option thereon, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund's custodian so that the amount so segregated, plus the amount of variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures is unleveraged.

  An order has been obtained from the Commission which exempts each Fund from certain provisions of the Investment Company Act in connection with transactions involving futures contracts and options thereon.

  Restrictions on OTC Options. A Fund will engage in OTC options only with member banks of the Federal Reserve System and primary dealers in U.S. government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.

  Risk Factors in Interest Rate Transactions and Options and Futures Transactions. The use of interest rate transactions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Interest rate transactions involve the risk of an imperfect correlation between the index used in the hedging transaction and that pertaining to the securities which are the subject of such transaction. If FAM is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of a Fund would diminish compared with what it would have been if these investment techniques were not used. In addition, interest rate transactions that may be entered into by a Fund do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the security underlying an interest rate swap is prepaid and a Fund continues to be obligated to make payments to the other party to the swap, the Fund would have to make such payments from another source. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive. In the case of a purchase by a Fund of an interest rate cap or floor, the amount of loss is limited to the fee paid. Since interest rate transactions are individually negotiated, FAM expects to achieve an acceptable degree of correlation between a Fund's rights to receive interest on securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

  Utilization of options and futures transactions to hedge the portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the prices of the securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of the subject of the hedge, a Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. This risk particularly applies to each Fund's use of futures and options thereon since it will generally use such instruments as a so-called "cross-hedge", which means that the security that is the subject of the futures contract is different from the security being hedged by the contract.

  Prior to exercise or expiration, an exchange-traded option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. A Fund intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options or futures. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge its portfolio. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or an option related to a futures contract.

OTHER INVESTMENT STRATEGIES

  Repurchase Agreements and Purchase and Sale Contracts. Each Fund may invest in securities pursuant to repurchase agreements and purchase and sale contracts. Repurchase agreements and purchase and sale contracts may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the bank or the primary dealer or the affiliate agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the Agreement. This results in a fixed rate of return insulated from market fluctuations during such period. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligations; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, each Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; the Fund does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by such Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, each Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that the securities are owned by each Fund. In the event of a default under such a repurchase agreement or a purchase and sale contract, instead of the contractual fixed rate of return, the rate of return to each Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, each Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

  Lending of Portfolio Securities. Each Fund may from time to time lend securities from its portfolio, with a value not exceeding 33 1/3% of its total assets, to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The purpose of such loans is to permit the borrower to use such securities for delivery to purchasers when such borrower has sold short. If cash collateral is received by a Fund, it is invested in short-term money market securities, and a portion of the yield received in respect of such investment is retained by the Fund. Alternatively, if securities are delivered to a Fund as collateral, the Fund and the borrower negotiate a rate for the loan premium to be received by the Fund for lending its portfolio securities. In either event, the total yield on the Fund's portfolio is increased by loans of its portfolio securities. Each Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. Such loans are terminable at any time. Each Fund may pay reasonable finder's, administrative and custodial fees in connection with such loans.

  When-Issued Securities and Forward Commitments. Each Fund may purchase securities on a "when- issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If a Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, it will segregate with the custodian cash or other liquid high grade debt securities with a value not less than the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times exceed the corresponding obligations of such Fund. There is always a risk that the securities may not be delivered, and a Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days for mortgage-related securities, are not treated by a Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

INVESTMENT RESTRICTIONS

  Other than as noted above under "Investment Objectives and Policies", SHIP I, SHIP II and Senior Strategic have identical investment restrictions. The following are fundamental investment restrictions of each Fund and may not be changed without the approval of the holders of a majority of the outstanding shares of Common Stock (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares of Common Stock represented at a meeting at which more than 50% of the outstanding shares of Common Stock are represented or (ii) more than 50% of the outstanding shares). Each Fund may not:

  1. Issue senior securities (including borrowing money) in excess of the limits set forth in the Investment Company Act; or pledge its assets other than to secure such issuances or in connection with hedging transactions, when-issued and forward commitment transactions and similar investment strategies. The Fund's obligations under interest rate swaps are not treated as senior securities.

  2. Make investments for the purpose of exercising control or management.

  3. Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law.

  4. Purchase or sell real estate, commodities or commodity contracts; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon.

  5. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities.

  6. Make loans to other persons, except (i) to the extent that the Fund may be deemed to be making loans by purchasing Corporate Loans, as a Co-Lender or otherwise, and other debt securities and entering into repurchase agreements in accordance with its investment objective, policies and limitations and (ii) the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with the guidelines set forth in this Proxy Statement and Prospectus.

  7. Invest more than 25% of its total assets in the securities of issuers in any one industry; provided that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities; and provided further that this limitation shall apply to the financial institutions industry group as described below. The Fund may not invest more than 35% of its total assets in securities of issuers in which the Borrower, in the case of a Corporate Loan, or the issuer, in the case of other Senior Debt, is in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies. The Fund may invest more than 25% and may invest up to 100% of its assets in securities of issuers in such financial institutions industry group when, with respect to Corporate Loans, the term "issuer" is deemed to include not only the Borrower but also the Agent Bank and any Intermediate Participant. The capitalized terms used herein, are as defined under "Description of Senior Debt Consisting of Corporate Loans".

  8. Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

  9. Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except as described under "Investment Objective and Policies" herein.

  An additional investment restriction adopted by each Fund, which may be changed by the Board of Directors, provides that each Fund may not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with hedging techniques involving interest rate transactions, foreign currency swap transactions relating to non-U.S. dollar-denominated loans and permitted borrowings by the Fund.

  If a percentage restriction on investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

  Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") with each of the Funds, each Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the Investment

Company Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. See "Portfolio Transactions".

  Each Fund has established procedures for blocking the use of inside information in securities transactions (commonly referred to as "Chinese Wall procedures"). As a result, in relation to other funds managed by the same portfolio manager for the Funds (currently, SHIP I, SHIP II, Senior Strategic and Merrill Lynch Senior Floating Rate Fund, Inc.), if one fund buys a security that is publicly traded or privately placed, respectively, the other funds may be deprived of the opportunity to buy a security of the same issuer that is privately placed or publicly traded, respectively.

PORTFOLIO COMPOSITION

  Although the investment portfolio of each of the Funds must satisfy the same standards of credit quality, the actual securities owned by each Fund are different, as a result of which there are certain differences in the composition of the three investment portfolios. The percentage of total assets (including the proceeds of borrowings used for leverage) of each Fund invested in each Moody's rating category as of August 31, 1995 was as follows:

      MOODY'S RATING                             SHIP I  SHIP II SENIOR STRATEGIC
      --------------                             ------  ------- ----------------
      Aaa.......................................  0.07%    0.20%       0.97%
      Aa........................................  0.00     0.00        0.00
      A.........................................  0.00     0.00        0.00
      Baa.......................................  0.00     0.00        0.00
      Ba........................................ 30.65    26.09       27.07
      B......................................... 43.58    36.12       49.47
      Caa.......................................  0.68     1.48        0.00
      Ca........................................  0.00     0.00        0.00
      C.........................................  0.00     0.00        0.00
      Not Rated*................................ 25.02    36.11       22.49

--------
* With respect to Not Rated investments in each Fund, which consist primarily of Corporate Loans not rated by any nationally recognized statistical rating organization, FAM believes that 100% are of comparable quality to securities rated in the Ba and B categories by Moody's.

PORTFOLIO TRANSACTIONS

  The procedures for engaging in portfolio transactions are the same for SHIP I, SHIP II and Senior Strategic. Subject to policies established by the Board of Directors of each Fund, FAM is primarily responsible for the execution of each Fund's portfolio transactions. In executing such transactions, FAM seeks to obtain the best results for each Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While FAM generally seeks reasonably competitive commission rates, SHIP I, SHIP II and Senior Strategic do not necessarily pay the lowest commission or spread available.

  None of the Funds has any obligation to deal with any broker or dealer in the execution of transactions in portfolio securities. Subject to obtaining the best price and execution, securities firms which provide supplemental investment research to FAM, including Merrill Lynch, may receive orders for transactions by a Fund. Information so received will be in addition to, and not in lieu of, the services required to be performed by FAM under its investment advisory agreements with the Funds, and the expenses of FAM will not necessarily be reduced as a result of the receipt of such supplemental information.

  Each Fund will purchase Corporate Loans in individually negotiated transactions with commercial banks, thrifts, insurance companies, finance companies and other financial institutions. In selecting such financial institutions, FAM may consider, among other factors, the financial strength, professional ability, level of service and research capability of the institution. See "Description of Corporate Loans." While such financial institutions generally are not required to repurchase Corporate Loans which they have sold, they may act as principal or on an agency basis in connection with the Fund's disposition of Corporate Loans.

  Other securities in which each Fund may invest, such as publicly traded corporate bonds and notes, are traded primarily in the over-the-counter markets, and each Fund intends to deal directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Under the Investment Company Act, except as permitted by exemptive order, persons affiliated with a Fund are prohibited from dealing with the Fund as principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own account, a Fund will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. In addition, a Fund may not purchase securities for the Fund during the existence of any underwriting syndicate of which Merrill Lynch is a member except pursuant to procedures approved by the Board of Directors of the Fund which comply with rules adopted by the Commission. An affiliated person of a Fund may serve as the Fund's broker in over-the-counter transactions conducted on an agency basis.

PORTFOLIO TURNOVER

  Generally, neither SHIP I, SHIP II nor Senior Strategic purchases securities for short-term trading profits. However, a Fund may dispose of securities without regard to the time that they have been held when such action, for defensive or other reasons, appears advisable to FAM. For the fiscal year ended February 28, 1995, the portfolio turnover rate for SHIP I was 44.81%. For the fiscal year ended August 31, 1995, the portfolio turnover rate for SHIP II was 51.51%. For the period April 8, 1994 (commencement of operations for Senior Strategic) to February 28, 1995, the portfolio turnover rate for Senior Strategic was 33.38%. (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by a Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.)

CAPITAL STOCK

  SHIP I, SHIP II and Senior Strategic each has outstanding Common Stock that is traded on the NYSE. The shares of SHIP I Common Stock commenced trading on the NYSE on April 30, 1993. As of August 31, 1995, the net asset value per share of the SHIP I Common Stock was $9.06 and the market price per share was $9.00. The shares of SHIP II Common Stock commenced trading on the NYSE on September 24, 1993. As of August 31, 1995, the net asset value per share of the SHIP II Common Stock was $9.27 and the market price per share was $9.00. The shares of Senior Strategic Common Stock commenced trading on the NYSE on April 8, 1994. As of August 31, 1995, the net asset value per share of the Senior Strategic Common Stock was $9.26 and the market price per share was $9.13.

  Each Fund is authorized to issue 200,000,000 shares of capital stock, all of which shares initially were classified as Common Stock. The Board of Directors of each Fund is authorized to classify or reclassify any unissued shares of capital stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption.

  Holders of a Fund's Common Stock are entitled to share equally in dividends declared by the Fund's Board of Directors payable to holders of the Common Stock and in the net assets of the Fund available for distribution to holders of the Common Stock. Holders of a Fund's Common Stock do not have preemptive or conversion rights and shares of a Fund's Common Stock are not redeemable. The outstanding shares of Common Stock of each Fund are fully paid and nonassessable.

  Certain Provisions of the Charter. Each Fund's Charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. A Director may be removed from office with or without cause by a vote of the holders of at least 66 2/3% of the shares entitled to be voted on the matter.

  In addition, the Charter of each Fund requires the affirmative vote of the holders of at least 66 2/3% of the Fund's shares to approve, adopt or authorize the following:

    (i) a merger or consolidation or statutory share exchange of the Fund with any other corporation,

    (ii) a sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), or

    (iii) a liquidation or dissolution of the Fund,

unless such action has been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of Directors fixed in accordance with the Fund's by-laws, in which case the affirmative vote of a majority of the Fund's outstanding shares of capital stock is required.

  In addition, conversion of a Fund to an open-end investment company would require an amendment to the Fund's Charter. The amendment would have to be declared advisable by the Board of Directors prior to its submission to stockholders. Such an amendment would require the affirmative vote of the holders of at least 66 2/3% of the Fund's outstanding shares of Common Stock entitled to be voted on the matter (or a majority of such shares if the amendment was previously approved, adopted or authorized by at least two-thirds of the total number of Directors fixed in accordance with the Fund's by-laws). Such a vote also would satisfy a separate requirement in the Investment Company Act that the change be approved by the stockholders. Stockholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the Investment Company Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. All redemptions will be made in cash. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption and the Common Stock no longer would be listed on a stock exchange. Conversion to an open-end investment company also would require changes in certain of the Fund's investment policies and restrictions, such as those relating to the borrowing of money and the purchase of illiquid securities.

  The Board of Directors of each Fund has determined that the 66 2/3% voting requirements described above, which are greater than the minimum requirements under Maryland law or the Investment Company Act, are in the best interests of stockholders generally. Reference should be made to the Charter of each Fund on file with the Commission for the full text of these provisions.

MANAGEMENT OF THE FUNDS

  Directors and Officers. The Boards of Directors of SHIP I, SHIP II and Senior Strategic currently consist of the same six persons, five of whom are not "interested persons", as defined in the Investment Company Act. The Directors are responsible for the overall supervision of the operations of SHIP I, SHIP II and Senior Strategic and perform the various duties imposed on the directors of investment companies by the Investment Company Act and under applicable Maryland law. SHIP I, SHIP II and Senior Strategic also have the same officers. For further information regarding the Directors and officers of each Fund, see "Election of Directors".

  Management and Advisory Arrangements. FAM serves as the investment adviser for SHIP I, SHIP II and Senior Strategic pursuant to separate investment advisory agreements that, except for their termination dates, are identical. FAM is an affiliate of MLAM, which is owned and controlled by ML & Co. FAM provides each Fund with the same investment advisory and management services. FAM or MLAM acts as the investment adviser for more than 130 registered investment companies. FAM also offers portfolio management and portfolio analysis services to individuals and institutions. As of November 30, 1995, FAM and MLAM had a total of approximately $194.2 billion in investment company and other portfolio assets under management, including accounts of certain affiliates of FAM. The principal business address of FAM is 800 Scudders Mill Road, Plainsboro, New Jersey 08536. The audited balance sheet of FAM for the fiscal year ended December 31, 1994 is attached hereto on page F-88.

  Each Fund's investment advisory agreement with FAM provides that, subject to the direction of the Board of Directors of the Fund, FAM is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security for each Fund rests with FAM, subject to review by the Board of Directors of the Fund.

  FAM provides the portfolio management for SHIP I, SHIP II and Senior Strategic. Such portfolio management considers analyses from various sources (including brokerage firms with which each Fund does business), makes the necessary investment decisions, and places orders for transactions accordingly. FAM also is responsible for the performance of certain administrative and management services for each Fund.

  For the services provided by FAM under each Fund's investment advisory agreement, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage (i.e., the average weekly value of the total assets of the Fund, minus the sum of accrued liabilities of the Fund, any accrued and unpaid interest on outstanding borrowings and accumulated dividends on shares of preferred stock). For purposes of this calculation, average weekly net assets are determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of a week with the net assets at the last business day of the prior week.

  Each Fund's investment advisory agreement obligates FAM to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the compensation of all Directors of the Fund who are affiliated persons of FAM or any of its affiliates. Each Fund pays all other expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, taxes, costs of printing proxies, listing fees, stock certificates and stockholder reports, charges of the custodian and the transfer agent, dividend disbursing agent and registrar, Securities and Exchange Commission fees, fees and expenses of unaffiliated Directors, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund. FAM provides accounting services to each Fund, and each Fund reimburses FAM for its respective costs in connection with such services.

  Unless earlier terminated as described below, the investment advisory agreement between SHIP I and FAM will continue from year to year if approved annually (a) by the Board of Directors of SHIP I or by a majority of the outstanding shares of SHIP I Common Stock and (b) by a majority of the Directors of SHIP I who are not parties to such contract or "interested persons", as defined in the Investment Company Act, of any such party. The contract is not assignable and it may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the stockholders of SHIP I.

  Unless earlier terminated as described below, the investment advisory agreement between SHIP II and FAM will continue from year to year if approved annually (a) by the Board of Directors of SHIP II or by a majority of the outstanding shares of SHIP II Common Stock and (b) by a majority of the Directors of SHIP II who are not parties to such contract or "interested persons", as defined in the Investment Company Act, of any such party. The contract is not assignable and it may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the stockholders of SHIP II.

  Unless earlier terminated as described below, the investment advisory agreement between Senior Strategic and FAM will continue from year to year if approved annually (a) by the Board of Directors of Senior Strategic or by a majority of the outstanding shares of Senior Strategic Common Stock and (b) by a majority of the Directors of Senior Strategic who are not parties to such contract or "interested persons", as defined in the Investment Company Act, of any such party. The contract is not assignable and it may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the stockholders of Senior Strategic.

VOTING RIGHTS

  Voting rights are identical for the holders of shares of Common Stock of SHIP I, SHIP II and Senior Strategic. Holders of each Fund's Common Stock are entitled to one vote for each share held. The shares of each Fund's Common Stock do not have cumulative voting rights, which means that the holders of more than 50% of the shares of a Fund's Common Stock voting for the election of Directors can elect all of the Directors standing for election by such holders, and, in such event, the holders of the remaining shares of a Fund's Common Stock will not be able to elect any of such Directors.

STOCKHOLDER INQUIRIES

  Stockholder inquiries with respect to SHIP I, SHIP II and Senior Strategic may be addressed to any Fund by telephone at (609) 282-2000 or at the address set forth on the cover page of this Proxy Statement and Prospectus.

DIVIDENDS AND DISTRIBUTIONS

  Each Fund's current policy with respect to dividends and distributions relating to shares of Common Stock is identical.

  Each Fund will distribute dividends of all or a portion of its net investment income monthly. Each Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions. As a result, the distribution paid by a Fund for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. For Federal income tax purposes, each Fund will be required to distribute substantially all of its net investment income for each calendar year. All net realized long-term and short-term capital gains, if any, will be distributed to a Fund's shareholders at least annually.

  Under the Investment Company Act, a Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has an asset coverage of 300% of the aggregate outstanding principal balance of indebtedness. Additionally, under the Investment Company Act, a Fund may not declare any dividend or other distribution upon any class of its capital stock, or purchase any such capital stock, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.

  In addition to the limitations imposed by the Investment Company Act described in the previous two paragraphs, certain lenders may impose additional restrictions on the payment of dividends or distributions on each Fund's Common Stock in the event of a default on the Fund's borrowings. Any limitation on a Fund's ability to make distributions on its Common Stock could under certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company.

  See "Automatic Dividend Reinvestment Plan" for information concerning the manner in which dividends and distributions to holders of Common Stock may be automatically reinvested in shares of Common Stock of the Funds. Dividends and distributions will be taxable to shareholders whether they are reinvested in shares of the Funds or received in cash.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

  Pursuant to each Fund's Automatic Dividend Reinvestment Plan (each, the "Plan"), unless a holder of a Fund's Common Stock elects otherwise, all dividend and capital gains distributions are reinvested automatically by The Bank of New York, as agent for stockholders in administering the Plan (the "Plan Agent"), in additional shares of the Fund's Common Stock. Holders of a Fund's Common Stock who elect not to participate in the Plan receive all distributions in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by The Bank of New York, as dividend paying agent. Such stockholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or capital gains distribution.

  Whenever a Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan receive cash, and participants in the Plan receive the equivalent in shares of the Fund's Common Stock. The shares are acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of the Fund's Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of the Fund's Common Stock on the open market ("open-market purchases"), on the NYSE or elsewhere. If on the payment date for the dividend, the net asset value per share of the Fund's Common Stock is equal to or less than the market price per share of the Fund's Common Stock plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent invests the dividend amount in newly-issued shares on behalf of the participant. The number of newly-issued shares of the Fund's Common Stock to be credited to the participant's account is determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date, the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent invests the dividend amount in shares acquired on behalf of the participant in open-market purchases.

  In the event of a market discount on the dividend payment date, the Plan Agent has until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. Each Fund intends to pay monthly income dividends. Therefore, the period during which open-market purchases can be made exists only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically is approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of a Fund's Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly-issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent ceases making open-market purchases and invests the uninvested portion of the dividend amount in newly-issued shares at the close of business on the last purchase date.

  The Plan Agent maintains all stockholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by stockholders for tax records. Shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder's proxy includes those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

  In the case of stockholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record stockholders as representing the total amount registered in the record stockholder's name and held for the account of beneficial owners who are to participate in the Plan.

  There are no brokerage charges with respect to shares issued directly by any Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

  The automatic reinvestment of dividends and distributions does not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "Tax Rules Applicable to SHIP I, SHIP II, Senior Strategic and Their Stockholders".

  Stockholders participating in the Plan may receive benefits not available to stockholders not participating in the Plan. If the market price plus commissions of a Fund's shares of Common Stock is above the net asset value, participants in the Plan receive shares of the Fund's Common Stock at less than they otherwise could purchase them and have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since none of the Funds normally redeems its shares, the price on resale may be more or less than the net asset value.

  Each Fund reserves the right to amend or terminate its Plan. There is no direct service charge to participants in the Plan; however, each Fund reserves the right to amend its Plan to include a service charge payable by the participants.

TAX RULES APPLICABLE TO SHIP I, SHIP II, SENIOR STRATEGIC AND THEIR
STOCKHOLDERS

  The tax consequences associated with investment in shares of Common Stock of SHIP I, SHIP II and Senior Strategic are identical. SHIP I, SHIP II and Senior Strategic have elected and qualified and SHIP I intends to continue to so qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As a result, the Funds (but not their stockholders) are not subject to Federal income tax to the extent that they distribute their net investment income and net realized capital gains.

  Dividends paid by each Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses including gains or losses from certain transactions in futures, options and interest rate swaps ("capital gain dividends") are taxable at long-term capital gains rates for Federal income tax purposes, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of a Fund's earnings and profits will first reduce the adjusted tax basis of a holder's Common Stock and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such Common Stock is held as a capital asset).

  Dividends are taxable to shareholders even though they are reinvested in additional shares of a Fund. Distributions attributable to dividend income earned by a Fund (if any) will be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. Not later than 60 days after the close of its taxable year, each Fund will provide its shareholders with a written notice designating the amounts of any dividends eligible for the dividends received deduction (if any), ordinary income dividends or capital gain dividends. If a Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which the dividend was declared.

  Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

  Interest income from non-U.S. securities may be subject to withholding taxes imposed by the country in which the issuer is located. Unless more than 50% of a Fund's assets (by value) consists of stock or securities of foreign corporations, the Fund will not be able to pass through to its shareholders foreign tax credits or deductions with respect to these taxes.

  Under certain Code provisions, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Funds or who, to the Funds' knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. Each Fund will attempt to make sufficient timely distributions of income so as to minimize the imposition of the excise tax.

  The Funds may invest in securities rated in the medium to lower rating categories of nationally recognized rating agencies, and in unrated securities ("junk bonds"), as described in this Proxy Statement and Prospectus. Some of these junk bonds may be purchased at a discount and may therefore cause the Funds to accrue income before amounts due under the obligations are paid. In addition, a portion of the interest payments on such junk bonds may be treated as dividends for Federal income tax purposes; in such case, if the issuer of such junk bonds is a domestic corporation, dividend payments by the Funds will be eligible for the dividends received deduction allowed to corporations to the extent of the deemed dividend portion of such interest payments.

  Tax Treatment of Options And Futures Transactions. Each Fund may engage in interest rate transactions, write (i.e., sell) covered call and covered put options on its portfolio securities, purchase call and put options on securities, and engage in transactions in financial futures and related options on such futures. In general, unless an election is available to a Fund or an exception applies, such options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year, and any gain or loss attributable to such contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by a Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Funds solely to reduce the risk of changes in price or interest rates with respect to their investments.

  The Federal income tax rules governing the taxation of interest rate swaps are not entirely clear and may require each Fund to treat payments received under such arrangements as ordinary income and to amortize such payments under certain circumstances. The Funds do not anticipate that their activity in this regard will affect their qualification as RICs.

  Code Section 1092, which applies to certain "straddles", may affect the taxation of a Fund's sales of securities, options, futures and interest rate transactions. Under Section 1092, each Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities or certain closing transactions in options, futures and interest rate swaps.

  One of the requirements for qualification as a RIC is that less than 30% of a Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Funds may be restricted in effecting closing transactions within three months after entering into an options or futures contract.

  Special Rules for Certain Foreign Currency Transactions. Code Section 988 provides special rules for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, Code Section 988 gains or losses will increase or decrease the amount of each Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and the Treasury Regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes.

MUTUAL FUND INVESTMENT OPTION

  Purchasers of shares of each Fund in its initial offering have an investment option consisting of the right to reinvest the net proceeds from a sale of such shares (the "Original Shares") in Class A initial sales charge shares of certain open-end mutual funds sponsored by Merrill Lynch ("Eligible Class A Shares") at their net asset value, without the imposition of the initial sales charge, if the conditions set forth below are satisfied. First, the sale of the Original Shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A Shares. Second, the Original Shares must have been either acquired in the initial offering or be shares representing reinvested dividends from shares acquired in the initial offering. Third, the Original Shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option. Class A shares of certain of the mutual funds may be subject to an account maintenance fee at an annual rate of up to 0.25% of the average daily net asset value of such mutual fund. The Eligible Class A Shares may be redeemed at any time at the next determined net asset value, subject in certain cases to a redemption fee.

THE MERGER

GENERAL

  Under the Agreement and Plan of Merger (attached hereto as Exhibit I), each of SHIP II and Senior Strategic will merge with and into SHIP I on the Effective Date, whereupon the separate existence of each of SHIP II and Senior Strategic will cease and SHIP I will be the surviving corporation, and each share of Common Stock of each of SHIP II and Senior Strategic outstanding will be converted into the right to receive an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of SHIP I Common Stock plus cash in lieu of any fractional shares, computed based on the net asset value per share of each Fund on the Effective Date.

  No sales charge or fee of any kind will be charged to either SHIP II or Senior Strategic stockholders in connection with their receipt of SHIP I Common Stock in the Merger.

  Accordingly, as a result of the Merger, every holder of Common Stock of SHIP II and Senior Strategic would own shares of SHIP I Common Stock (except for cash payments received in lieu of fractional shares as described below). Since the SHIP I Common Stock would be issued at net asset value, the net asset value per share of SHIP I Common Stock should remain virtually unchanged by the Merger. Thus, the Merger should result in virtually no dilution of net asset value of the SHIP I Common Stock, other than to reflect the costs of the Merger. However, as a result of the Merger, a stockholder of a Fund likely would hold a reduced percentage of ownership in the larger combined entity than he or she did in any of the constituent Funds.

PROCEDURE

  On December 6, 1995, the Boards of Directors of SHIP I, SHIP II and Senior Strategic, including all of the Directors who are not "interested persons", as defined by the Investment Company Act, of SHIP I, SHIP II and Senior Strategic, declared advisable the Agreement and Plan of Merger.

  As a result of such Board approvals, SHIP I, SHIP II and Senior Strategic jointly have filed a proxy statement with the Securities and Exchange Commission soliciting a vote of the stockholders of SHIP I, SHIP II and Senior Strategic to approve the Merger. The costs of such solicitation are to be paid by SHIP I after the Merger so as to be borne equally and exclusively by the holders of Common Stock of SHIP I, SHIP II and Senior Strategic. It is anticipated that special meetings of stockholders of SHIP I, SHIP II and Senior Strategic will be held on or about March 14, 1996. If the stockholders of SHIP I, SHIP II and Senior Strategic approve the Merger, the Merger will take place on or about March 15, 1996.

TERMS OF THE AGREEMENT AND PLAN OF MERGER

  The following is a summary of the significant terms of the Agreement and Plan of Merger. This summary is qualified in its entirety by reference to the Agreement and Plan of Merger, attached hereto as Exhibit I.

  Conversion to SHIP I Common Stock. On the Effective Date, each share of Common Stock of each of SHIP II and Senior Strategic will be converted into the right to receive an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of SHIP I Common Stock plus cash in lieu of any fractional shares, computed based on the net asset value per share of each Fund on the Effective Date. Shares of SHIP I Common Stock issued and outstanding as of the Effective Date will remain issued and outstanding and in the same number. The net asset value per share of SHIP I, SHIP II and Senior Strategic shall be determined as of the Effective Date, and no formula will be used to adjust the net asset value so determined of either SHIP I, SHIP II or Senior Strategic to take into account differences in realized and unrealized gains and losses. The value of the assets of SHIP II and Senior Strategic to be transferred to SHIP I shall be determined by SHIP I pursuant to the procedures utilized by SHIP I in valuing its own assets and determining its own liabilities for purposes of the Merger. Such valuation and determination shall be made by SHIP I in cooperation with SHIP II and Senior Strategic and shall be confirmed in writing by SHIP I to SHIP II and Senior Strategic. The net asset value per share of SHIP I Common Stock shall be determined in accordance with such procedures, and SHIP I shall certify the computations involved. SHIP I shall issue to the stockholders of SHIP II and Senior Strategic separate certificates or share deposit receipts for the SHIP I Common Stock by delivering the certificates or share deposit receipts evidencing ownership of the SHIP I Common Stock to The Bank of New York, as the transfer agent and registrar for SHIP I Common Stock. With respect to any SHIP II or Senior Strategic stockholder holding certificates evidencing ownership of either the Common Stock of SHIP II or Senior Strategic as of the Effective Date, and subject to SHIP I being informed thereof in writing by SHIP II or Senior Strategic, SHIP I will not permit such stockholder to receive new certificates evidencing ownership of the SHIP I Common Stock, exchange SHIP I Common Stock credited to such stockholder's account for shares of other investment companies managed by MLAM or any of its affiliates, or pledge or redeem such SHIP I Common Stock, in any case, until such stockholder has surrendered his or her outstanding certificates evidencing ownership of the Common Stock of SHIP II or

Senior Strategic or, in the event of lost certificates, posted adequate bond. Each of SHIP II and Senior Strategic, at its own expense, will request its stockholders to surrender their outstanding certificates evidencing ownership of the Common Stock of SHIP II and Senior Strategic or post adequate bond therefor.

  No fractional shares of SHIP I Common Stock will be issued to SHIP II or Senior Strategic stockholders. In lieu thereof, SHIP I's transfer agent, The Bank of New York, will aggregate all fractional shares of SHIP I and sell the resulting whole shares on the New York Stock Exchange at the current market price for shares of SHIP I for the account of all holders of fractional interests, and each such holder will receive such holder's pro rata share of the proceeds of such sale, without interest, upon surrender of such holder's SHIP I Common Stock certificates. Although receipt of full shares in the Merger will not result in taxable gain or loss to the stockholder, his or her receipt of the proceeds of the sale of fractional shares may result in a small taxable gain or loss.

  Expenses. SHIP I shall pay, subsequent to the Effective Date, all expenses incurred in connection with the Merger, including, but not limited to, all costs related to the preparation and distribution of a registration statement on Form N-14 (the "N-14 Registration Statement") and the fees of special counsel to the Merger. Such fees and expenses shall include legal, accounting and state securities or blue sky fees, printing costs, filing fees, stock exchange fees, rating agency fees, portfolio transfer taxes (if any), and any similar expenses incurred in connection with the Merger. Neither SHIP I, SHIP II nor Senior Strategic shall pay any expenses of its respective stockholders arising out of or in connection with the Merger. If for any reason the Merger is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

  Required Approvals. As previously stated, the Board of Directors of each of SHIP I, SHIP II and Senior Strategic unanimously approved the Merger on December 6, 1995. Approval of the Agreement and Plan of Merger also requires the affirmative vote of stockholders representing more than 50% of the outstanding shares of Common Stock of each of SHIP I, SHIP II and Senior Strategic.

  Deregistration. Following the Merger, each of SHIP II and Senior Strategic will terminate its registration under the Investment Company Act. Moreover, as a result of the Merger, the separate existence of SHIP II and Senior Strategic will cease. Expenses incurred in connection with the deregistration and winding up of operations of SHIP II and Senior Strategic will be deducted from the assets of SHIP I immediately following the Merger so as to be borne equally on a per share basis by all Common Stockholders of the three Funds.

  Amendments and Conditions. The Agreement and Plan of Merger may be amended at any time prior to the Effective Date with respect to any of the terms therein so long as such amendment does not materially adversely affect the stockholders of any of the Funds. The obligations of SHIP I, SHIP II and Senior Strategic pursuant to the Agreement and Plan of Merger are subject to various conditions, including the N-14 Registration Statement being declared effective by the Commission, approval of the Merger by the requisite number of shares of stockholders of SHIP I, SHIP II and Senior Strategic being given, an opinion of counsel as to securities matters being received, the continuing accuracy of various representations and warranties of SHIP I, SHIP II and Senior Strategic being confirmed by the respective parties and the refinancing of the outstanding credit facilities of all three Funds in a principal amount approximately equal to the aggregate commitment amount of the currently outstanding credit facilities.

BENEFITS TO STOCKHOLDERS OF SHIP I, SHIP II AND SENIOR STRATEGIC AS A RESULT OF THE MERGER

  In approving the Merger, the Board of Directors of each Fund identified certain benefits that are likely to result from combining the Funds, including lower expenses per share of Common Stock and greater efficiency and flexibility in portfolio management. The Boards also considered the possible risks and costs of combining the Funds. The Boards noted the many similarities between the Funds, including their virtually identical investment objectives and investment policies, their common management and their similar portfolios of Senior Debt. Based on these factors, the Boards concluded that the Merger (i) presents no significant risks that would outweigh the benefits discussed above and (ii) involves minimal costs (including relatively minor legal, accounting and administrative costs, most of which already have been incurred in evaluating and analyzing the Merger).

  The surviving fund that would result from the Merger would have a much larger asset base than any Fund has currently. Based on data presented by FAM, the Board of each Fund believes that administrative expenses for a larger combined fund would be less than the aggregate expenses for the individual Funds, resulting in a lower expense ratio for common stockholders of the combined fund and higher earnings per common share. In particular, certain fixed costs, such as costs of printing stockholder reports and proxy statements, legal expenses, audit fees, registration fees, mailing costs and other expenses will be spread across a larger asset base, thereby lowering the expense ratio for the combined fund. The following table, which assumes that the Merger took place on August 31, 1995, illustrates the potential economies of scale that may be realized as a result of the Merger:

                                                 AS OF AUGUST 31, 1995
                                       -----------------------------------------
                                                   TOTAL ANNUAL TOTAL ANNUAL
                                                    OPERATING    OPERATING
                                                     EXPENSES     EXPENSES
                                           NET      (EXCLUDING   (INCLUDING
                                         ASSETS     LEVERAGE)    LEVERAGE)
                                       ----------- ------------ ------------
                                       (APPROX. IN
                                        MILLIONS)
SHIP I................................   $230.0        .84%         3.05%
SHIP II...............................   $154.0        .97%         3.63%
Senior Strategic......................   $ 71.8        .96%         2.97%
Combined Fund.........................   $455.8        .81%         2.56%

  In approving the Merger, the Board of Directors of each Fund determined that the interests of existing stockholders of the Fund would not be diluted as a result of the Merger. Although the Merger is expected to result in a reduction in net asset value per share of the SHIP I Common Stock of approximately $.01 as a result of the estimated costs of the Merger, management of each Fund advised its Board that it expects that such costs would be recovered within 12 months after the Effective Date.

SURRENDER AND EXCHANGE OF STOCK CERTIFICATES OF SHIP II AND SENIOR STRATEGIC

  After the Effective Date, each holder of an outstanding certificate or certificates formerly representing shares of Common Stock of SHIP II and Senior Strategic, as the case may be, will be entitled to receive, upon surrender of his or her certificate or certificates, a certificate or certificates representing the number of full shares of SHIP I Common Stock distributable with respect to such holder's shares of Common Stock of SHIP II and Senior Strategic, together with cash in lieu of any fractional shares. Promptly after the Effective Date, the transfer agent for the SHIP I Common Stock will mail to each holder of certificates formerly representing shares of Common Stock of SHIP II and Senior Strategic, as the case may be, a letter of transmittal for use in surrendering his or her certificates for certificates representing whole shares of SHIP I Common Stock and cash in lieu of any fractional shares.

  PLEASE DO NOT SEND IN ANY STOCK CERTIFICATES AT THIS TIME. UPON CONSUMMATION OF THE MERGER, COMMON STOCKHOLDERS OF SHIP II AND SENIOR STRATEGIC WILL BE FURNISHED WITH INSTRUCTIONS FOR EXCHANGING THEIR STOCK CERTIFICATES OF SHIP II AND SENIOR STRATEGIC FOR SHIP I STOCK CERTIFICATES AND, IF APPLICABLE, CASH IN LIEU OF FRACTIONAL SHARES.

  From and after the Effective Date, certificates formerly representing shares of Common Stock of SHIP II and Senior Strategic, as the case may be, will be deemed for all purposes to evidence ownership of the number of full shares of SHIP I Common Stock distributable with respect to such shares of SHIP II and Senior Strategic in the Merger, provided, that until such stock certificates of SHIP II and Senior Strategic have been so surrendered, no dividends payable to the holders of record of SHIP I Common Stock as of any date subsequent to the Effective Date will be paid to the holders of such outstanding stock certificates of SHIP II and Senior Strategic. Dividends payable to holders of record of shares of SHIP I Common Stock as of any date after the Effective Date and prior to the exchange of certificates by any stockholder of SHIP II and Senior Strategic will be paid to such stockholder, without interest, at the time such stockholder surrenders his or her stock certificates of SHIP II and Senior Strategic for exchange.

  From and after the Effective Date, there will be no transfers on the stock transfer books of SHIP II and Senior Strategic. If, after the Effective Date, certificates representing shares of Common Stock of SHIP II and Senior Strategic are presented to SHIP I, they will be cancelled and exchanged for certificates representing SHIP I Common Stock, and the cash in lieu of fractional shares, if any, distributable with respect to such Common Stock of SHIP II and Senior Strategic in the Merger.

TAX CONSEQUENCES OF THE MERGER

  General. The Merger has been structured with the intention that it qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(A) of the Code. SHIP I, SHIP II and Senior Strategic each has elected and qualified for the special tax treatment afforded RICs under the Code through the Effective Date, and SHIP I intends to continue to so qualify after the Merger. SHIP I, SHIP II and Senior Strategic will each receive an opinion from counsel to the effect that for Federal income tax purposes: (i) the Merger, as described, will constitute a reorganization within the meaning of
Section 368(a)(1)(A) of the Code and SHIP I, SHIP II and Senior Strategic will each be deemed a "party" to a reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to either SHIP II or Senior Strategic as a result of the Merger or on the distribution of SHIP I Common Stock to SHIP II and Senior Strategic stockholders under Section 361(c)(1) of the Code; (iii) under Section 1032 of the Code, no gain or loss will be recognized to SHIP I as a result of the Merger; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of SHIP II and Senior Strategic on the conversion of their SHIP II and Senior Strategic shares into SHIP I Common Stock; (v) in accordance with Section 362(b) of the Code, the tax basis of the SHIP II and Senior Strategic assets in the hands of SHIP I will be the same as the tax basis of such assets in the hands of SHIP II and Senior Strategic immediately prior to the consummation of the Merger; (vi) in accordance with
Section 358 of the Code, immediately after the Merger, the tax basis of the SHIP I Common Stock received by the stockholders of SHIP II and Senior Strategic in the Merger will be equal, in the aggregate, to the tax basis of the shares of SHIP II and Senior Strategic converted pursuant to the Merger;
(vii) in accordance with Section 1223 of the Code, a stockholder's holding period for the SHIP I Common Stock will be determined by including the period for which he or she held the Common Stock of SHIP II or Senior Strategic converted pursuant to the Merger, provided, that such SHIP II or Senior Strategic shares were held as a capital asset; (viii) in accordance with
Section 1223 of the Code, SHIP I's holding period with respect to the SHIP II and Senior Strategic assets transferred will include the period for which such assets were held by SHIP II and Senior Strategic; (ix) the payment of cash to SHIP II and Senior Strategic stockholders in lieu of fractional shares of SHIP I will be treated as though the fractional shares were distributed as part of the Merger and then redeemed by SHIP I, with the result that each SHIP II and Senior Strategic stockholder will generally have short- or long-term capital gain or loss to the extent the cash distribution differs from such stockholder's basis allocable to the fractional shares; and (x) the taxable years of SHIP II and Senior Strategic will end on the Effective Date and pursuant to Section 381(a) of the Code and regulations thereunder, SHIP I will succeed to and take into account certain tax attributes of SHIP II and Senior Strategic, such as earnings and profits, capital loss carryovers and method of accounting.


  See "Comparison of the Funds--Tax Rules Applicable to SHIP I, SHIP II, Senior Strategic and Their Stockholders" for the rules applicable to the Funds as regulated investment companies generally.

  Stockholders should consult their tax advisers regarding the effect of the Merger in light of their individual circumstances. As the foregoing relates only to Federal income tax consequences, stockholders also should consult their tax advisers as to the foreign, state and local tax consequences of the Merger.

  Status as a Regulated Investment Company. SHIP I, SHIP II and Senior Strategic have elected and qualified to be taxed as regulated investment companies under Section 851-855 of the Code, and after the Merger SHIP I intends to continue to operate so as to qualify as a regulated investment company.

CAPITALIZATION

  The following table sets forth as of August 31, 1995 (i) the capitalization of SHIP I, (ii) the capitalization of SHIP II, (iii) the capitalization of Senior Strategic and (iv) the pro forma capitalization of SHIP I as adjusted to give effect to the Merger.

                                     PRO FORMA CAPITALIZATION OF SHIP I
                                            AS OF AUGUST 31, 1995
                             (IN MILLIONS EXCEPT FOR NET ASSET VALUE PER SHARE)
                             ---------------------------------------------------
                             SHIP I SHIP II SENIOR STRATEGIC SHIP I AS ADJUSTED*
                             ------ ------- ---------------- -------------------
Net Assets (attributable to
Common Stock):.............  $230.0 $154.0       $71.8             $455.7
Total Assets (attributable
 to Common Stock plus
 proceeds of borrowings
 used for leverage)........  $300.5 $201.5       $96.6             $598.6
Shares Outstanding:
  Common Stock.............    25.4   16.6         7.8               49.8
Net Asset Value Per Share..  $ 9.06 $ 9.27       $9.26             $ 9.06

--------
* Net Assets includes the aggregate value of the Common Stock of SHIP II and Senior Strategic which would have been transferred to SHIP I had the Merger been consummated on August 31, 1995. Net Asset Value Per Share includes the per share value of the Common Stock of SHIP II and Senior Strategic which would have been transferred to SHIP I had the Merger been consummated on August 31, 1995. Data does not take into account expenses incurred in connection with the Merger or the actual number of shares that would have been issued. No assurance can be given as to how many shares of SHIP I Common Stock stockholders of SHIP II and Senior Strategic will receive on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of SHIP I Common Stock that actually will be received on or after such date.

                             ELECTION OF DIRECTORS

  At the Meetings, the same Board of Directors for SHIP I, SHIP II and Senior Strategic will be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. If the stockholders of SHIP I, SHIP II and Senior Strategic approve the Merger, then the Board of Directors elected at the Meetings will serve as the Board of SHIP I until its next Annual Meeting of Stockholders. If the stockholders of SHIP I, SHIP II or Senior Strategic vote against the Merger, then the Board of Directors of each Fund elected at the Meetings will continue to serve until the next Annual Meeting of Stockholders of each Fund. With respect to each Fund, it is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) in favor of the persons designated as Directors to be elected by holders of Common Stock.

  The Boards of Directors of SHIP I, SHIP II and Senior Strategic know of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Boards of Directors may recommend.

  Certain information concerning the nominees is set forth below.

                                                                                             SHARES OF
                                                                                            COMMON STOCK
                                                                                            OF EACH FUND
                                     PRINCIPAL OCCUPATION                                   BENEFICIALLY
                                    DURING PAST FIVE YEARS               DIRECTOR             OWNED AT
NAME AND ADDRESS          AGE     AND PUBLIC DIRECTORSHIPS(1)              SINCE          JANUARY 15, 1996
----------------          --- ----------------------------------- ----------------------- ----------------
Ronald W. Forbes(1)(2)..   55 Professor of Finance, School of          1993 (SHIP I)              0
 1400 Washington Avenue       Business, State University of New       1994 (SHIP II)
 Albany, New York 12222       York at Albany since 1989 and       1994 (Senior Strategic)
                              Associate Professor prior thereto;
                              Member, Task Force on Municipal
                              Securities Markets, Twentieth
                              Century Fund.
Cynthia A.                 43 Professor, Harvard Business              1994 (SHIP I)              0
Montgomery(1)(2)........      School since 1989; Associate             1994 SHIP II)
 Harvard Business School      Professor, J.L. Kellogg Graduate    1994 (Senior Strategic)
 Soldiers Field Road          School of Management,
 Boston, Massachusetts        Northwestern University from
02163                         1985 to 1989; Assistant Professor,
                              Graduate School of Business
                              Administration, The University of
                              Michigan from 1979 to 1985;
                              Director, UNUM Corporation and
                              Newell Company (maker of housewares
                              and other consumer products).
Charles C. Reilly(1)(2).   64 Self-employed financial consultant       1993 (SHIP I)              0
 9 Hampton Harbor Road        since 1990; President and Chief         1994 (SHIP II)
 Hampton Bays, New York       Investment Officer of Verus         1994 (Senior Strategic)
11946                         Capital, Inc. from 1979 to 1990;
                              Senior Vice President of Arnhold
                              and S. Bleichroeder, Inc. from
                              1973 to 1990; Adjunct Professor,
                              Columbia University Graduate
                              School of Business, 1990; Adjunct
                              Professor, Wharton School, The
                              University of Pennsylvania, 1990;
                              Partner, Small Cities Cable
                              Television since 1986.

                                                                                             SHARES OF
                                                                                            COMMON STOCK
                                                                                            OF EACH FUND
                                     PRINCIPAL OCCUPATION                                   BENEFICIALLY
                                    DURING PAST FIVE YEARS               DIRECTOR             OWNED AT
NAME AND ADDRESS          AGE     AND PUBLIC DIRECTORSHIPS(1)              SINCE          JANUARY 15, 1996
----------------          --- ----------------------------------- ----------------------- ----------------
Kevin A. Ryan(1)(2).....   63 Founder, current Director and            1993 (SHIP I)              0
 127 Commonwealth Avenue      Professor of The Boston University      1994 (SHIP II)
 Chestnut Hill,               Center for the Advancement of       1994 (Senior Strategic)
Massachusetts 02167           Ethics and Character; Professor of
                              Education at Boston University
                              from 1982 until 1994; formerly
                              taught on the faculties of The
                              University of Chicago, Stanford
                              University and The Ohio State
                              University.
Richard R. West(1)(2)...   57 Professor of Finance since 1984,         1993 (SHIP I)              0
 287 Genoa Springs Drive      and Dean from 1984 to 1993, New         1994 (SHIP II)
 Genoa, Nevada 89411          York University Leonard N. Stern    1994 (Senior Strategic)
                              School of Business Administration;
                              Professor of Finance at the Amos
                              Tuck School of Business
                              Administration from 1976 to 1984,
                              and Dean from 1976 to 1983;
                              Director of Vornado, Inc. (real
                              estate investment trust), Bowne &
                              Co., Inc. (financial printer),
                              Smith-Corona Corporation
                              (manufacturer of typewriters and
                              word processors), and Alexander's
                              Inc. (real estate company).
Arthur Zeikel*(1).......   63 President of FAM (which                  1993 (SHIP I)              0
 P.O. Box 9011                term as used herein includes its        1994 (SHIP II)
 Princeton, New Jersey        corporate predecessors) since 1977; 1994 (Senior Strategic)
08543-9011                    President of MLAM
                              (which term as used herein includes
                              its corporate predecessors) since
                              1977; President and Director of
                              Princeton Services, Inc.
                              ("Princeton Services") since 1993;
                              Executive Vice President of Merrill
                              Lynch & Co., Inc. ("ML & Co.")
                              since 1990; Director of Merrill
                              Lynch Funds Distributor, Inc.
                              ("MLFD").

--------
 * Interested person, as defined in the Investment Company Act, of the Fund.
(1) Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser. See "Compensation of Directors and Officers" below.
(2) Member of the Audit Committee of the Board of Directors.

COMMITTEE AND BOARD MEETINGS

  The Board of Directors of each Fund has a standing Audit Committee, which consists of the Directors who are not "interested persons", as defined in the Investment Company Act, of the Fund. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by each Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties. None of the Board of Directors has a nominating committee. During the fiscal year ended February 28, 1995, the Board of Directors of SHIP I held ten meetings and the Audit Committee of SHIP I held four meetings. All of the Directors then in office attended at least 75% of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which he/she served during such period. During the fiscal year ended August 31, 1995, the Board of Directors of SHIP II held six meetings and the Audit Committee of SHIP II held four meetings. All of the Directors then in office attended at least 75% of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which he/she served during such period. During the fiscal year ended February 28, 1995, the Board of Directors of Senior Strategic held ten meetings and the Audit Committee of Senior Strategic held three meetings. All of the Directors then in office attended at least 75% of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which he/she served during such period.

COMPLIANCE WITH SECTION 16 (A) OF THE SECURITIES EXCHANGE ACT OF 1934

  Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), requires each Fund's officers, Directors and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Commission and the NYSE. Officers, Directors and greater than ten percent stockholders are required by Commission regulations to furnish the Fund with copies of all Forms 3, 4 and 5 that they file.

  Based solely on each Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, each Fund believes that all of its officers, Directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Securities Exchange Act because of the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser), have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year.

INTERESTED PERSONS

  Each Fund considers Mr. Zeikel to be an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act as a result of the position he holds with FAM and its affiliates. Mr. Zeikel is the President of each Fund, the President of FAM and the President of MLAM.

COMPENSATION OF DIRECTORS

  FAM, the investment adviser for both Funds, pays all compensation of all officers of each Fund and all Directors of each Fund who are affiliated with ML & Co. or its subsidiaries. Each Fund pays each Director who is not affiliated with FAM a fee of $2,000 per year plus $400 per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. Each Fund also pays each member of its Audit Committee, which consists of all of the non-affiliated Directors, a fee of $1,000 per year, together with such Director's out-of-pocket expenses relating to attendance at meetings. The Chairman of the Audit Committee receives an additional annual fee of $1,000. These fees and expenses for the fiscal year ended February 28, 1995 aggregated $24,355 for SHIP I and $26,694 for Senior Strategic. These fees and expenses for the fiscal year ended August 31, 1995 aggregated $24,544 for SHIP II.

OFFICERS OF THE FUNDS

  The Boards of Directors of SHIP I, SHIP II and Senior Strategic have elected the same eight officers of each Fund. The principal business address of each officer is 800 Scudders Mill Road, Plainsboro, New Jersey 08536. The following sets forth information concerning each of these officers:

                                                                    OFFICER
 NAME AND PRINCIPAL OCCUPATION            OFFICE          AGE        SINCE
 -----------------------------   ------------------------ --- -------------------
Arthur Zeikel................... President                 63    1993 (SHIP I)
   President of FAM since 1977;                                 1994 (SHIP II)
   President of MLAM since 1977;                                 1994 (Senior
   President and Director of                                      Strategic)
   Princeton Services since
   1993; Executive Vice
   President of ML & Co. since
   1990; Director of MLFD.
Terry K. Glenn.................. Executive Vice President  55    1993 (SHIP I)
   Executive Vice President of                                  1994 (SHIP II)
   FAM and of MLAM since 1983;                                   1994 (Senior
   Executive Vice President and                                   Strategic)
   Director of Princeton
   Services since 1993;
   President of MLFD since 1986
   and Director since 1991;
   President of Princeton
   Administrators, L.P. since
   1988.
N. John Hewitt.................. Senior Vice President     61    1993 (SHIP I)
   Senior Vice President of FAM                                 1994 (SHIP II)
   and of MLAM since 1980                                        1994 (Senior
   and Vice President thereof                                     Strategic)
   from 1979 to 1980.
R. Douglas Henderson............ Vice President            38    1993 (SHIP I)
   Vice President of MLAM since                                 1994 (SHIP II)
   1989; Vice President,                                         1994 (Senior
   Leveraged Finance Department,                                  Strategic)
   Security Pacific
   Merchant Bank from 1987 to
   1989; Vice President,
   Corporate Finance and Banking
   Department, Security
   Pacific Merchant Bank from
   1983 to 1987.
John W. Fraser.................. Vice President            35    1994 (SHIP I)
   Vice President of MLAM since                                 1994 (SHIP II)
   1991; Vice President,                                         1994 (Senior
   Corporate Bond Department,                                     Strategic)
   Continental Bank from 1988 to
   1991; Analyst, Drexel Burnham
   Lambert Commercial Paper,
   Inc. from 1987 to 1988;
   Second Vice President, Chase
   Manhattan Bank from 1985 to
   1987.
Donald C. Burke................. Vice President            35    1993 (SHIP I)
   Vice President and Director                                  1994 (SHIP II)
   of Taxation of MLAM                                           1994 (Senior
   since 1990; Employee at                                        Strategic)
   Deloitte & Touche llp from
   1982 to 1990.
Gerald M. Richard............... Treasurer                 46    1993 (SHIP I)
   Senior Vice President and                                    1994 (SHIP II)
   Treasurer of FAM and MLAM                                     1994 (Senior
   since 1984; Senior Vice                                        Strategic)
   President and Treasurer of
   Princeton Services since
   1993; Treasurer of MLFD since
   1984 and Vice President since
   1981.
Patrick D. Sweeney.............. Secretary                 41    1993 (SHIP I)
   Vice President of MLAM since                                 1994 (SHIP II)
   1990; Vice President and                                      1994 (Senior
   Associate Counsel of Security                                  Strategic)
   Pacific Merchant Bank from
   1988 to 1990; Lawyer in
   private practice from 1981 to
   1988.

                       SELECTION OF INDEPENDENT AUDITORS

  The Boards of Directors of SHIP I, SHIP II and Senior Strategic, including a majority of the Directors who are not "interested persons", as defined in the Investment Company Act, of the Funds, have selected the firm of Deloitte & Touche LLP as independent auditors, to examine the financial statements of each Fund for the current fiscal year. The Funds know of no direct or indirect financial interest of such firm in the Funds. Such appointment is subject to ratification or rejection by the stockholders of the Funds. If the stockholders of SHIP I, SHIP II and Senior Strategic approve the Merger, then the independent auditors selected at the Meetings will serve as the independent auditors of SHIP I until its next Annual Meeting of Stockholders. If the stockholders of SHIP I, SHIP II or Senior Strategic vote against the Merger, then the independent auditors of each Fund selected at the Meetings will continue to serve until the next Annual Meeting of Stockholders of each Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratification of the selection of such auditors.

  Deloitte & Touche LLP also acts as independent auditors for ML & Co. and all of its subsidiaries and for most other investment companies for which FAM or MLAM acts as investment adviser. The fees received by Deloitte & Touche LLP from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Funds. The Boards of Directors of SHIP I, SHIP II and Senior Strategic considered the fact that Deloitte & Touche LLP has been retained as the independent auditors of ML & Co. and the other entities described above in its evaluation of the independence of Deloitte & Touche LLP with respect to the Funds.

  Representatives of Deloitte & Touche LLP are expected to be present at the Meetings and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

                  INFORMATION CONCERNING THE SPECIAL MEETINGS

DATE, TIME AND PLACE OF MEETINGS

  The Meetings will be held on or about March 14, 1996 at the offices of MLAM, 800 Scudders Mill Road, Plainsboro, New Jersey at 9:00 A.M., New York time (for SHIP I), 9:30 A.M., New York time (for SHIP II) and 10:00 A.M., New York time (for Senior Strategic).

SOLICITATION, REVOCATION AND USE OF PROXIES

  A stockholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of SHIP I, SHIP II or Senior Strategic, as the case may be. Although mere attendance at the Meetings will not revoke a proxy, a stockholder present at the Meetings may withdraw his proxy and vote in person.

  All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meetings in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" (i) the approval of the Agreement and Plan of Merger, (ii) the election of Directors and (iii) the ratification of the selection of Deloitte & Touche LLP as independent accountants.

  It is not anticipated that any matters other than (i) the adoption of the Agreement and Plan of Merger, (ii) the election of Directors and (iii) the ratification of the selection of Deloitte & Touche LLP will be brought before the Meetings. If, however, any other business properly is brought before the Meetings, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

RECORD DATE AND OUTSTANDING SHARES

  Only holders of record of shares of Common Stock of SHIP I, SHIP II and Senior Strategic at the close of business on January 15, 1996 (the "Record Date") are entitled to vote at the Meetings or any adjournment
thereof. At the close of business on the Record Date, there were      shares of
Common Stock of SHIP I,      shares of Common Stock of SHIP II and      shares
of Common Stock of Senior Strategic issued and outstanding and entitled to vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF SHIP I, SHIP II AND SENIOR STRATEGIC

  To the knowledge of SHIP I, SHIP II and Senior Strategic, at the date hereof, no person or entity owns beneficially 5% or more of the shares of the Common Stock of SHIP I, SHIP II or Senior Strategic.

  At January 15, 1996, the Directors and officers of SHIP I as a group (13 persons) owned an aggregate of less than 1% of the outstanding shares of Common Stock of SHIP I.

  At January 15, 1996, the Directors and officers of SHIP II as a group (13 persons) owned an aggregate of less than 1% of the outstanding shares of Common Stock of SHIP II.

  At January 15, 1996, the Directors and officers of Senior Strategic as a group (13 persons) owned an aggregate of less than 1% of the outstanding shares of Common Stock of Senior Strategic.

  At January 15, 1996, the Directors and officers of each Fund owned an aggregate of less than 1% of the outstanding shares of Common Stock of ML & Co.

VOTING RIGHTS AND REQUIRED VOTE

  For purposes of this Proxy Statement and Prospectus, each share of Common Stock of SHIP I, SHIP II and Senior Strategic is entitled to one vote. Approval of the Agreement and Plan of Merger requires the affirmative vote of stockholders representing more than 50% of the outstanding shares of each of SHIP I, SHIP II and Senior Strategic.

  Under Maryland law, stockholders of a corporation whose shares are traded publicly on a national securities exchange, such as SHIP I, SHIP II and Senior Strategic, are not entitled to demand the fair value of their shares upon a merger; therefore, the common stockholders of SHIP I, SHIP II and Senior Strategic will be bound by the terms of the Merger. However, any common stockholder of SHIP I, SHIP II or Senior Strategic may sell his or her shares of Common Stock at any time on the NYSE.

                             ADDITIONAL INFORMATION

  The expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and this Proxy Statement and Prospectus will be borne by SHIP I, the surviving fund after the Merger, so as to be borne equally and exclusively by the holders of Common Stock of SHIP I, SHIP II and Senior Strategic.

  SHIP I likewise will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of shares of SHIP I, SHIP II and Senior Strategic and certain persons that SHIP I, SHIP II or Senior Strategic may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners of shares of capital stock of SHIP I, SHIP II or Senior Strategic.

  In order to obtain the necessary quorum at the Meetings (i.e., a majority of the shares of each Fund's securities entitled to vote at the Meetings, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. The Funds also may hire proxy solicitors at the expense of SHIP I. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal. The Funds have retained, at their expense, Tritech Services, an affiliate of ML & Co., with offices at 4 Corporate Place, Piscataway, New Jersey, to aid in the solicitation of proxies from holders of shares held in nominee or "street" name at a cost of approximately $2,000 plus out-of-pocket expenses.

  Broker-dealer firms, including Merrill Lynch, holding Fund shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal before the Meetings. The Funds understand that, under the rules of the NYSE, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of a Board of Directors of each Fund to serve for the ensuing year (proposal 2) and the ratification of the selection of Deloitte & Touche LLP as independent auditors for each Fund for the current fiscal year (proposal 3) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Broker-dealer firms, including Merrill Lynch, will not be permitted to grant voting authority without instructions with respect to the approval of the Agreement and Plan of Merger (proposal 1). The Funds will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of shareholders of each Fund exists. Proxies which are returned but which are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for the purposes of determining a quorum. Merrill Lynch has advised the Funds that it intends to exercise discretion over shares held in its name for which no instructions have been received by voting such shares on proposals 2 and 3 in the same proportion as it has voted such shares for which it has received instructions. However, abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes will not have an effect on the vote on proposals 2 and 3; however, abstentions and broker non-votes will have the same effect as a vote against proposal 1.

  This Proxy Statement and Prospectus does not contain all of the information set forth in the registration statements and the exhibits relating thereto which SHIP I, SHIP II and Senior Strategic, respectively, have filed with the Commission, under the Securities Act and the Investment Company Act, to which reference is hereby made.

  SHIP I, SHIP II and Senior Strategic are subject to the informational requirements of the Securities Exchange Act, and in accordance therewith they file reports and other information with the Commission. Reports, proxy statements, registration statements and other information filed by SHIP I, SHIP II and Senior Strategic can be inspected and copied at the public reference facilities of the Commission in Washington, D.C. and at the New York Regional Office of the Commission at Seven World Trade Center, New York, New York 10048. Copies of such materials also can be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

                                   CUSTODIAN

  The Bank of New York acts as the custodian for cash and securities of SHIP I, SHIP II and Senior Strategic. The principal business address of The Bank of New York in such capacity is 90 Washington Street, 12th Floor, New York, New York 10286.

            TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

  The Bank of New York serves as the transfer agent, dividend disbursing agent and registrar with respect to the Common Stock of SHIP I, SHIP II and Senior Strategic, at the same rate for each Fund, pursuant to separate registrar, transfer agency and service agreements with each of the Funds. The principal business addresses of The Bank of New York in such capacity is 101 Barclay Street, New York, New York 10286.

                               LEGAL PROCEEDINGS

  There are no material legal proceedings to which SHIP I, SHIP II or Senior Strategic is a party.

                                 LEGAL OPINIONS

  Certain legal matters in connection with the Merger will be passed upon for SHIP I, SHIP II, Senior Strategic and Merrill Lynch by Brown & Wood, New York, New York. Brown & Wood will rely as to matters of Maryland law on the opinion of Venable, Baetjer and Howard, LLP, Baltimore, Maryland.

                                    EXPERTS

  The financial statements as of February 28, 1995 for SHIP I and Senior Strategic, the financial statements as of August 31, 1995 for SHIP II and the balance sheet as of December 30, 1994 for FAM, included in this Proxy Statement and Prospectus have been so included in reliance on the reports of Deloitte & Touche LLP, independent auditors, given on their authority as experts in auditing and accounting. The principal business address of Deloitte & Touche LLP is 117 Campus Drive, Princeton, New Jersey 08540.

                             STOCKHOLDER PROPOSALS

  If a stockholder of any Fund intends to present a proposal at the 1997 Special Meeting of Stockholders of such Fund, which is anticipated to be held on March 14, 1997, and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by October , 1996.

                                              By Order of the Boards of
                                              Directors

                                              PATRICK D. SWEENEY Secretary

                         INDEX TO FINANCIAL STATEMENTS

Unaudited Financial Statements for SHIP I for the Six-Month Period Ended
August 31, 1995...........................................................   F-1
Audited Financial Statements for SHIP I for the Fiscal Year Ended February
28, 1995..................................................................  F-16
Audited Financial Statements for SHIP II for the Fiscal Year Ended August
31, 1995..................................................................  F-33
Unaudited Financial Statements for Senior Strategic for the Six-Month
Period
Ended August 31, 1995.....................................................  F-49
Audited Financial Statements for Senior Strategic for the Fiscal Year
Ended
February 28, 1995.........................................................  F-63
Unaudited Financial Statements for the Combined Fund on a Pro Forma Basis
as of August 31, 1995.....................................................  F-75
Audited Financial Statements for FAM for the Fiscal Year Ended December
30, 1994..................................................................  F-85

 UNAUDITED FINANCIAL STATEMENTS FOR SENIOR HIGH INCOME PORTFOLIO, INC. FOR THE
                     SIX-MONTH PERIOD ENDED AUGUST 31, 1995

SCHEDULE OF INVESTMENTS

                   S&P    Moody's      Face                                                                    Value
INDUSTRIES        Rating   Rating     Amount              Corporate Debt Obligations             Cost        (Note 1b)
Advertising--2.2% B+       B1    $   5,000,000    Lamar Advertising Co., Senior Secured
                                                  Notes, 11% due 5/15/2003                   $  5,056,250   $  5,050,000


Aerospace--6.2%                                   Aviall, Inc., Term Loan, Tranche B, due
                                                  11/30/2000:*
                  NR++     NR++        176,471      9.13% to 9/07/1995                            176,471        176,471
                  NR++     NR++      1,266,653      9.75% to 9/07/1995                          1,266,653      1,266,653
                  NR++     NR++      3,529,412      9.25% to 10/10/1995                         3,529,412      3,529,412
                  NR++     NR++      4,500,000    Gulfstream Delaware Corp., Term Loan,
                                                  due 3/31/1998, 9% to 9/08/1995*               4,500,000      4,500,000
                  B        B2        2,000,000    Talley Manufacturing & Technology, Inc.,
                                                  Senior Discount Debentures, 10.75% due
                                                  10/15/2003                                    2,030,000      2,020,000
                  BB-      B1        3,000,000    UNC, Inc., Senior Notes, 9.125% due
                                                  7/15/2003                                     3,000,000      2,868,750
                                                                                             ------------   ------------
                                                                                               14,502,536     14,361,286


Agricultural      B        B3        2,000,000    Fresh Del Monte Produce N.V., Series A,
Products--0.7%                                    Senior Notes, 10% due 5/01/2003               2,025,000      1,600,000


Airlines--1.9%    NR++     NR++      4,463,919    Northwest Airlines, Term Loan, due
                                                  6/15/1997, 9.125% to 10/20/1995*              4,463,919      4,463,919


Automotive                                        Harvard Industries, Inc., Senior Notes:
Products--2.0%    B        B2        1,500,000      12% due 7/15/2004                           1,500,000      1,578,750
                  B+       B3        1,000,000      11.125% due 8/01/2005***                    1,000,000      1,012,500
                  NR++     Ba3       2,000,000    Walbro Corp., Senior Notes, 9.875%
                                                  due 7/15/2005***                              1,996,520      1,990,000
                                                                                             ------------   ------------
                                                                                                4,496,520      4,581,250


Broadcast/                                        American Media, Term Loan B, due
Media--9.6%                                       9/30/2002:*
                  NR++     Ba2          25,000      10.25% to 9/30/1995                            25,000         25,000
                  NR++     Ba2       4,950,000      8.44% to 11/22/1995                         4,950,000      4,950,000
                  NR++     B2        1,500,000    Benedek Broadcasting, 11.875% due
                                                  3/01/2005***                                  1,500,000      1,567,500
                                                  Continental Cablevision, Inc., Senior
                                                  Notes:
                  BB+      Ba2       2,500,000      8.625% due 8/15/2003                        2,500,000      2,500,000
                  BB-      B1        2,500,000      9.125% due 11/01/2004***                    2,500,000      2,500,000
                  NR++     B3        2,000,000    Granite Broadcasting Corp., 10.375%
                                                  due 5/15/2005***                              2,000,000      2,027,500
                  NR++     NR++      2,500,000    Marcus Cable Co., Term Loan B, due
                                                  4/30/2004, 10.25% to 9/30/1995*               2,500,000      2,500,000
                                                  U.S. Radio Inc., Term Loan A, due
                                                  12/31/2001:*
                  NR++     NR++        865,477      9.4375% to 9/29/1995                          865,477        865,477
                  NR++     NR++        822,203      8.875% to 10/30/1995                          822,203        822,203
                                                  U.S. Radio Inc., Term Loan B, due
                                                  9/23/2003:*
                  NR++     NR++      1,130,109      10.4375% to 9/29/1995                       1,130,109      1,130,109
                  NR++     NR++      1,138,937      9.875% to 10/30/1995                        1,138,937      1,138,937
                  B        B2        2,000,000    Young Broadcasting Corp., 10.125%
                                                  due 2/15/2005***                              2,000,000      2,080,000
                                                                                             ------------   ------------
                                                                                               21,931,726     22,106,726


Building &        B+       Ba3       2,250,000    US Homes Corp., Senior Notes, 9.75%
Construction                                      due 6/15/2003                                 2,250,000      2,216,250
--0.9%


Building          BB-      Ba3       1,000,000    Schuller International Group, 10.875%
Products--0.5%                                    due 12/15/2004                                1,000,000      1,097,500


Carbon &          NR++     NR++      2,436,892    UCAR International Inc., Term Loan B,
Graphite                                          due 1/31/2003, 8.875% to 9/08/1995*           2,436,892      2,436,892
Products--2.2%    NR++     NR++      1,275,601    UCAR International Inc., Term Loan C,
                                                  due 7/31/2003, 9.375% to 9/08/1995*           1,275,601      1,275,601
                  NR++     NR++      1,275,601    UCAR International Inc., Term Loan D,
                                                  due 2/02/2004, 10.0625% to 11/08/1995*        1,275,601      1,275,601
                                                                                             ------------   ------------
                                                                                                4,988,094      4,988,094


Casinos-- 5.0%    B+       B2        4,500,000    GB Property Funding Corp., First
                                                  Mortgage Notes, 10.875% due 1/15/2004         4,500,000      3,915,000
                                                  Harrah's Jazz Co., Term Loan B, due
                                                  9/30/1999:*
                  NR++     NR++      2,500,000      9.125% to 10/23/1995                        2,500,000      2,500,000
                  NR++     NR++      5,000,000      9.1875% to 12/21/1995                       5,000,000      5,000,000
                                                                                             ------------   ------------
                                                                                               12,000,000     11,415,000


Chemicals--2.8%   BB+      Ba2       1,000,000    Borden Chemicals and Plastic, L.P.,
                                                  9.50% due 5/01/2005                           1,000,000      1,005,000
                  BB-      B1        1,000,000    Huntsman Chemical Corp., Senior
                                                  Notes, 11% due 4/15/2004                      1,015,000      1,082,500
                  NR++     NR++      4,311,326    Inspec Chemical Corp., Term Loan B,
                                                  due 12/02/2000, 8.50% to 9/29/1995*           4,311,326      4,311,326
                                                                                             ------------   ------------
                                                                                                6,326,326      6,398,826


Computers--1.0%   BB-      Ba3       2,100,000    Dell Computer Corp., Senior Notes,
                                                  11% due 8/15/2000                             2,118,375      2,304,750


Consumer          NR++     NR++      5,000,000    CHF/Ebel USA Inc., Term Loan B,
Products--3.3%                                    due 9/30/2001, 9.1328% to 10/30/1995*         5,000,000      5,000,000
                  B+       Ba3       2,000,000    Coty Inc., 10.25% due 5/01/2005               2,000,000      2,060,000
                  B+       B2        1,000,000    Drypers Corp., Series B, Senior Notes,
                                                  12.50% due 11/01/2002                         1,050,000        450,000
                                                                                             ------------   ------------
                                                                                                8,050,000      7,510,000


Containers--1.7%  B+       Ba3       4,000,000    Sweetheart Cup Co., Senior Secured
                                                  Notes, 9.625% due 9/01/2000                   4,000,000      3,940,000


Diversified--4.7% B+       B1        3,000,000    Essex Group Inc., 10% due 5/01/2003           3,041,250      2,940,000
                  NR++     NR++      2,119,370    Figgie International, Fixed Rate Loan,
                                                  due 1/01/1996, 10.75% to 9/30/1995*           2,119,370      2,119,370
                  B+       B2        1,000,000    J.B. Poindexter & Co., 12.50% due
                                                  5/15/2004                                       973,963        940,000
                  NR++     NR++      4,813,625    Thermadyne Co., Term Loan B, due
                                                  2/01/2001, 8.875% to 9/07/1995*               4,813,625      4,813,625
                                                                                             ------------   ------------
                                                                                               10,948,208     10,812,995


Drug              NR++     NR++      4,047,107    Duane Reade Co., Term Loan A, due
Stores--4.6%                                      9/30/1997, 8.875% to 11/30/1995*              4,047,107      4,047,107
                  NR++     NR++      1,500,000    Duane Reade Co., Term Loan B, due
                                                  9/30/1999, 9.375% to 11/30/1995*              1,500,000      1,500,000
                  BA3      Ba3       4,962,312    Thrifty Payless Inc., Term Loan B,
                                                  due 9/30/2001, 9.0625% to 9/22/1995*          4,962,312      4,962,312
                                                                                             ------------   ------------
                                                                                               10,509,419     10,509,419


Educational       B        B3        5,000,000    La Petite Holdings Corp., Senior
Services--2.0%                                    Secured Notes, 9.625% due 8/01/2001           5,000,000      4,550,000

                   S&P    Moody's      Face                                                                    Value
INDUSTRIES        Rating   Rating     Amount              Corporate Debt Obligations             Cost        (Note 1b)
Electrical                                        Berg Electronics Inc., Term Loan B,
Instruments                                       due 3/31/2001:*
--0.9%            NR++     NR++     $    8,333      8.94% to 9/29/1995                       $      8,333   $      8,333
                  NR++     NR++      1,966,667      8.94% to 11/27/1995                         1,966,667      1,966,667
                                                                                             ------------   ------------
                                                                                                1,975,000      1,975,000


Energy--1.1%      BB-      B1        2,500,000    Ferrellgas Partners, L.P., Series B,
                                                  Floating Rate Senior Notes, 9% due
                                                  8/01/200                                     12,489,039      2,493,750


Fertilizer--2.1%  BB-      B1        3,750,000    Sherritt Gordon Ltd., Senior Notes,
                                                  9.75% due 4/01/2003                           3,762,500      3,787,500
                  BB-      B1        1,000,000    Sherritt, Inc., USD Debentures, 10.50%
                                                  due 3/31/2014                                 1,000,000      1,015,000
                                                                                             ------------   ------------
                                                                                                4,762,500      4,802,500


Food &            NR++     NR++      4,000,000    G. Heileman Brewing Co., Term Loan B,
Beverage--5.9%                                    due 12/31/2000, 9.6875% to 10/13/1995*        4,000,000      4,000,000
                  B+       B1        5,000,000    Royal Crown Corp., Senior Secured Notes,
                                                  9.75% due 8/01/2000                           5,000,000      4,650,000
                                                  Specialty Foods Corp., Term Loan B,
                                                  due 4/30/2001:*
                  NR++     NR++      1,666,667      8.1875% to 9/21/1995                        1,666,667      1,666,667
                  NR++     NR++      1,666,667      8.125% to 10/20/1995                        1,666,667      1,666,667
                  NR++     NR++      1,666,667      8.0625% to 1/22/1996                        1,666,667      1,666,667
                                                                                             ------------   ------------
                                                                                               14,000,001     13,650,001


Forest            BB-      Ba3       1,000,000    Mallette Inc., Senior Secured Notes,
Products--2.3%                                    12.25% due 7/15/2004                          1,000,000      1,110,000
                  BB-      Ba3       2,000,000    Rainy River Forest Products, 10.75%
                                                  due 10/15/2001                                1,995,574      2,140,000
                  BB       B1        2,000,000    Tembec Finance Corp., 9.875% due
                                                  9/30/2005                                     2,000,000      2,000,000
                                                                                             ------------   ------------
                                                                                                4,995,574      5,250,000


Grocery--6.0%     B-       B3        4,000,000    Bruno's Supermarkets, 10.50% due
                                                  8/01/2005                                     4,000,000      3,890,000
                  B+       NR++      1,979,000    Homeland Stores, Inc., Series D,
                                                  Floating Rate Senior Secured Notes,
                                                  9.062% due 2/28/1997 (1)                      1,979,000      1,959,210
                  NR++     Ba3       4,151,701    Pathmark Stores, Inc., Term Loan B,
                                                  due 10/31/1999, 8.9375% to 11/30/1995*        4,151,701      4,151,701
                  BB-      Ba3       1,000,000    The Penn Traffic Company, Senior Notes,
                                                  8.625% due 12/15/2003                         1,000,000        855,000
                  B-       B2        2,000,000    Pueblo Xtra International, Inc.,
                                                  Senior Notes, 9.50% due 8/01/2003             2,000,000      1,860,000
                  B+       B3        1,000,000    Stater Brothers Holdings, Inc., Senior
                                                  Notes, 11% due 3/01/2001                      1,000,000        985,000
                                                                                             ------------   ------------
                                                                                               14,130,701     13,700,911


Health            B        B2        2,500,000    Charter Medical Corp., Senior Sub-
Services--3.7%                                    ordinated Notes, 11.25% due 4/15/2004         2,500,000      2,681,250
                  B        B2        1,000,000    Integrated Health Services, Inc., Senior
                                                  Subordinated Notes, 10.75% due 7/15/2004      1,000,000      1,065,000
                  B        B1        5,200,000    MEDIQ/PRN Life Support Services, Inc.,
                                                  Senior Secured Notes, 11.125% due
                                                  7/01/1999                                     5,409,000      4,836,000
                                                                                             ------------   ------------
                                                                                                8,909,000      8,582,250


Hotels--0.8%      NR++     NR++      2,000,000    Four Seasons Hotels Inc., Notes, 9.125%
                                                  due 7/01/2000***                              1,934,018      1,940,000


Leasing & Rental  B-       B2        2,000,000    Cort Furniture Rental Corp., Senior
Services--3.9%                                    Notes, 12% due 9/01/2000                      1,999,397      1,950,000
                                                  Prime Acquisition, Term Loan, due
                                                  12/31/2000:*
                  NR++     NR++      1,600,000      9.0625% to 9/05/1995                        1,600,000      1,600,000
                  NR++     NR++      1,780,000      9.0313% to 10/03/1995                       1,780,000      1,780,000
                  NR++     NR++      1,600,000      8.875% to 11/06/1995                        1,600,000      1,600,000
                  BB-      B1        2,000,000    The Scotsman Group, Inc., Senior
                                                  Secured Notes, 9.50% due 12/15/2000           2,000,000      1,965,000
                                                                                             ------------   ------------
                                                                                                8,979,397      8,895,000


Leisure &         B-       B3        1,500,000    Alliance Entertainment Corp.,
Entertain-                                        11.25% due 7/15/2005***                       1,500,000      1,492,500
ment--0.6%


Manufacturing     B-       B3        1,000,000    Crain Industries Inc., 13.50% due
--2.0%                                            8/15/2005***                                  1,000,000      1,005,000
                  B+       B1        3,623,000    Foamex L.P., Senior Secured Notes,
                                                  9.50% due 6/01/2000                           3,643,000      3,532,425
                                                                                             ------------   ------------
                                                                                                4,643,000      4,537,425


Marking           B+       B2        1,000,000    Monarch Acquisition Corp., 12.50% due
Devices--0.4%                                     7/01/2003***                                  1,000,000      1,015,000


Metals--8.3%      B        B1        1,000,000    Algoma Steel, Inc.,12.375% due 7/15/2005        902,167        920,000
                  B        B2        3,000,000    Bayou Steel Corp., First Mortgage Notes,
                                                  10.25% due 3/01/2001                          3,000,000      2,835,000
                  B        B1        1,000,000    Gulf States Steel Corp., 13.50% due
                                                  4/15/2003***                                    989,286        970,000
                  NR++     NR++      2,000,000    Renco Metals, Inc., 12% due 7/15/2000         1,971,999      2,100,000
                  B+       B2        2,000,000    Republic Engineered Steel, Inc., First
                                                  Mortgage Notes, 9.875% due 12/15/2001         2,000,000      1,860,000
                  B-       B3        5,000,000    Russell Metals, 10.25% due 6/15/2000          5,011,250      4,637,500
                  B+       B1        3,000,000    WCI Steel Inc., Senior Notes, 10.50%
                                                  due 3/01/2002                                 3,000,000      2,940,000
                  B        B2        3,000,000    Weirton Steel Corp., Senior Notes,
                                                  10.75% due 6/01/2005***                       2,955,558      2,760,000
                                                                                             ------------   ------------
                                                                                               19,830,260     19,022,500


Musical           NR++     B3        1,000,000    Selmer Co. Inc., 11% due 5/15/2005***         1,000,000        960,000
Instruments
--0.4%


Paper--16.3%                                      Fort Howard Corp., Term Loan B, due
                                                  12/31/2002:*
                  NR++     Ba3       5,000,000      9% to 9/19/1995                             5,000,000      5,000,000
                  NR++     Ba3       5,000,000      8.88% to 12/19/1995                         5,000,000      5,000,000
                  B        B3        1,000,000    Gaylord Container Corp., Senior Notes,
                                                  11.50% due 5/15/2001                          1,000,000      1,052,500
                                                  Jefferson Smurfit/Container Corp. of
                                                  America, Term Loan B, due 4/30/2002:*
                  NR++     B1          375,000      9.4375% to 9/25/1995                          375,000        375,000
                  NR++     B1        1,633,333      8.9375% to 10/20/1995                       1,633,333      1,633,333
                                     6,833,333      9.375% to 10/24/1995                        6,833,333      6,833,333
                                                  Repap New Brunswick Inc.:
                  BB-      Ba3       2,000,000      9.50% due 7/15/2000                         2,027,500      1,995,000
                  BB-      Ba3       1,000,000      9.875% due 7/15/2000                        1,000,000      1,000,000
                  NR++     Ba2       7,500,000    S.D. Warren Co., Term Loan B, due
                                                  12/19/2002, 8.94% to 9/25/1995*               7,500,000      7,500,000
                                                  Stone Container Corp., Canadian Tender
                                                  Loan, due 4/01/2000:*
                  NR++     Ba3       3,450,000      9% to 9/18/1995                             3,450,000      3,450,000
                  NR++     Ba3       3,712,500      9% to 10/16/1995                            3,712,500      3,712,500
                                                                                             ------------   ------------
                                                                                               37,531,666     37,551,666

SCHEDULE OF INVESTMENTS (concluded)

                   S&P    Moody's      Face                                                                    Value
INDUSTRIES        Rating   Rating     Amount              Corporate Debt Obligations             Cost        (Note 1b)
Printing &        NR++     NR++     $2,496,728    Ziff Davis Acquisition Corp., Term
Publishing--2.1%                                  Loan B, due 12/31/2001, 9.4375% to
                                                  9/28/1995*                                 $  2,496,728   $  2,496,728
                  NR++     NR++      2,351,725    Ziff Davis Acquisition Corp., Term
                                                  Loan C, due 12/31/2002, 9.9375% to
                                                  9/28/1995*                                    2,351,725      2,351,725
                                                                                             ------------   ------------
                                                                                                4,848,453      4,848,453


Restaurant--1.7%  BB-      B1        4,000,000    Host Marriott Corp., 9.50% due
                                                  5/15/2005***                                  3,895,573      3,830,000


Retail--          CCC+     B2        2,500,000    Color Tile Inc., Senior Notes, 10.75%
Specialty--9.9%                                   due 12/15/2001                                2,500,000      1,000,000
                                                  Federated Department Stores, Inc.,
                                                  Term Loan, due 3/31/2000:*
                  NR++     Ba1       3,125,000      7.4375% to 9/25/1995                        3,125,000      3,125,000
                  NR++     Ba1       1,875,000      7% to 9/29/1995                             1,875,000      1,875,000
                                                  Music Acquisition Corp., Term Loan B,
                                                  due 2/28/2001:*
                  NR++     NR++      1,812,500      8.875% to 9/18/1995                         1,812,500      1,812,500
                  NR++     NR++      3,062,500      8.9375% to 9/21/1995                        3,062,500      3,062,500
                  NR++     NR++      9,912,700    Saks & Co., Term Loan, Tranche B, due
                                                  6/30/2000, 9.25% to 11/09/1995*               9,912,700      9,912,700
                  B+       B1        2,000,000    Specialty Retailers, Inc., Series A,
                                                  Senior Notes, 10% due 8/15/2000               2,000,000      1,930,000
                                                                                             ------------   ------------
                                                                                               24,287,700     22,717,700


Security          NR++     NR++      4,194,740    Alert Centre Inc., Term Loan, due
Systems--1.8%                                     8/01/2001, 8.875% to 9/05/1995*               4,194,740      4,194,740


Shipping--1.0%    BB-      Ba2       1,000,000    Eletson Holdings, Inc., 9.25% due
                                                  11/15/2003                                      915,978        960,000
                  B-       B3        1,500,000    OMI Corp., Senior Notes, 10.25% due
                                                  11/01/2003                                    1,500,000      1,275,000
                                                                                             ------------   ------------
                                                                                                2,415,978      2,235,000


Utilities--2.5%   B+       B1        2,000,000    Beaver Valley Funding, 8.625% due
                                                  6/01/2007                                     1,698,283      1,751,080
                  BB       Ba2       2,000,000    Cleveland Electric Illuminating,
                                                  Inc., 9.50% due 5/15/2005                     1,996,229      2,002,800
                  B        Ba3       2,000,000    Public Service Company of New Mexico,
                                                  10.30% due 1/15/2014                          2,020,000      2,059,500
                                                                                             ------------   ------------
                                                                                                5,714,512      5,813,380


Warehousing &     D        Caa       2,000,000    Americold Corp., First Mortgage Bonds,
Storage--2.8%                                     Series B, 11.50% due 3/01/2005                2,045,000      1,940,000
                  NR++     NR++      4,581,250    Pierce Leahy Corp., Term Loan, Tranche
                                                  A, due 6/30/2001, 9.125% to 9/29/1995*        4,581,250      4,581,250
                                                                                             ------------   ------------
                                                                                                6,626,250      6,521,250


                                                  Total Corporate Debt
                                                  Obligations--127.8%                         299,329,735    293,935,041


                                      Shares
                                       Held                   Warrants


Leasing & Rental  NR++     NR++         66,000    Cort Furniture Rental Corp. (a)                     760         82,500
Services--0.0%


Metals--0.0%      NR++     NR++          1,000    Gulf States Steel Corp. (a)                      11,000          1,500


                                                  Total Warrants--0.0%                             11,760         84,000

                                       Face
                                      Amount           Short-Term Securities

Commercial                           $ 178,000    General Electric Capital Corp.,
Paper**--0.1%                                     5.82% due 9/01/1995                             178,000        178,000

                                                  Total Short-Term Securities--0.1%               178,000        178,000


                                                  Total Investments--127.9%                  $299,519,495    294,197,041
                                                                                             ============
                                                  Liabilities in Excess of Other
                                                  Assets--(27.9%)                                            (64,183,003)
                                                                                                            ------------
                                                  Net Assets--100.0%                                        $230,014,038
                                                                                                            ============


               (1)Interest rate resets quarterly and is based on the three month
                  LIBOR (London Interbank Offered Rate), plus an interest rate spread of three hundred basis points.
               (a)Warrants entitle the fund to purchase a predetermined number of shares of common stock/face amount of bonds. The purchase price and number of shares/face amount are subject to adjustments under certain conditions until the expiration date.
                ++Not Rated.
                 *Floating or Variable Rate Corporate Loans--The interest rates on floating or variable rate corporate loans are subject to change periodically based on the change in the prime rate of a US Bank,
                  LIBOR (London Interbank Offered Rate), or, in some cases, another base lending rate. The interest rates shown are those in effect at
                  August 31, 1994.
                **Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the fund.
               ***Restricted securities as to resale. The value of the fund's investment in restricted securities was $25,150,000, representing
                  10.93% of net assets.

                                                           Acquisition                     Value
                  Issue                                       Dates          Cost        (Note 1b)
                  Alliance Entertainment Corp.,
                  11.25% due 7/15/2005                       7/25/1995   $  1,500,000   $  1,492,500

                  Benedek Broadcasting,
                  11.875% due 3/01/2005                      3/03/1995      1,500,000      1,567,500

                  Continental Cablevision, Inc.,
                  Senior Notes, 9.125% due
                  11/01/2004                                 7/20/1995      2,500,000      2,500,000

                  Crain Industries Inc.,
                  13.50% due 8/15/2005                       8/29/1995      1,000,000      1,005,000

                  Four Seasons Hotels Inc., Notes,
                  9.125% due 7/01/2000                       1/25/1994      1,934,018      1,940,000

                  Granite Broadcasting Corp.,
                  10.375% due 5/15/2005                      5/12/1995      2,000,000      2,027,500

                  Gulf States Steel Corp.,
                  13.50% due 4/15/2003                       8/08/1995        989,286        970,000

                  Harvard Industries, Inc., Senior
                  Notes, 11.125% due 8/01/2005               7/28/1995      1,000,000      1,012,500

                  Host Marriott Corp.,                    5/18/1995 to
                  9.50% due 5/15/2005                        7/31/1995      3,895,573      3,830,000

                  Monarch Acquisition Corp.,
                  12.50% due 7/01/2003                       6/23/1995      1,000,000      1,015,000

                  Selmer Co. Inc., 11% due
                  5/15/2005                                  5/25/1995      1,000,000        960,000

                  Weirton Steel Corp., Senior Notes,
                  10.75% due 6/01/2005                       6/05/1995      2,955,558      2,760,000

                  Walbro Corp., Senior Notes,             7/27/1995 to
                  9.875% due 7/15/2005                       8/08/1995      1,996,520      1,990,000

                  Young Broadcasting Corp.,
                  10.125% due 2/15/2005                      6/07/1995      2,000,000      2,080,000

                  Total                                                   $25,270,955    $25,150,000
                                                                          ===========    ===========



                  See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                    As of August 31, 1995
Assets:             Investments, at value (identified cost--$299,519,495) (Note 1b)                         $294,197,041
                    Cash                                                                                         308,236
                    Receivables:
                      Interest                                                             $  4,889,035
                      Securities sold                                                         1,039,632        5,928,667
                                                                                           ------------
                    Deferred facility expenses (Note 6)                                                           43,829
                    Deferred organization expenses (Note 1f)                                                      69,749
                    Prepaid expenses and other assets                                                              1,142
                                                                                                            ------------
                    Total assets                                                                             300,548,664
                                                                                                            ------------


Liabilities:        Payables:
                      Loans (Note 6)                                                         67,000,000
                      Dividends to shareholders (Note 1g)                                       666,472
                      Interest on loans (Note 6)                                                318,544
                      Investment adviser (Note 2)                                               121,906
                      Commitment fees                                                            18,910       68,125,832
                                                                                           ------------
                    Deferred income (Note 1e)                                                                  2,293,186
                    Accrued expenses and other liabilities                                                       115,608

                    Total liabilities                                                                         70,534,626
                                                                                                            ------------


Net Assets:         Net assets                                                                              $230,014,038
                                                                                                            ============


Capital:            Common Stock, par value $.10 per share; 200,000,000 shares
                    authorized (25,388,292 shares issued and outstanding)                                   $  2,538,829
                    Paid-in capital in excess of par                                                         238,288,358
                    Undistributed investment income--net                                                       4,711,731
                    Accumulated realized capital losses on investments--net (Note 7)                         (10,202,426)
                    Unrealized depreciation on investments--net                                               (5,322,454)
                                                                                                            ------------
                    Total capital--Equivalent to $9.06 net asset value per share of
                    Common Stock (market price--$9.00)                                                      $230,014,038
                                                                                                            ============


                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                    For the Six Months Ended August 31, 1995
Investment Income   Interest and discount earned                                                            $ 15,412,894
(Note 1e):          Facility and other fees                                                                      443,347
                                                                                                            ------------
                    Total income                                                                              15,856,241
                                                                                                            ------------


Expenses:           Loan interest expense fees (Note 6)                                                        2,449,893
                    Investment advisory fees (Note 2)                                                            753,069
                    Professional fees                                                                             53,399
                    Accounting services (Note 2)                                                                  50,796
                    Borrowing costs (Note 6)                                                                      48,452
                    Facility fee amortization (Note 6)                                                            43,101
                    Transfer agent fees (Note 2)                                                                  35,688
                    Printing and shareholder reports                                                              33,690
                    Amortization of organization expenses (Note 1f)                                               18,997
                    Custodian fees                                                                                16,716
                    Directors' fees and expenses                                                                  13,241
                    Pricing services                                                                               3,660
                    Listing fees                                                                                     136
                    Other                                                                                         18,562
                                                                                                            ------------
                    Total expenses                                                                             3,539,400
                                                                                                            ------------
                    Investment income--net                                                                    12,316,841
                                                                                                            ------------


Realized &          Realized loss on investments--net                                                         (1,408,602)
Unrealized Gain     Change in unrealized depreciation on investments--net                                      3,627,410
(Loss) on                                                                                                   ------------
Investments         Net Increase in Net Assets Resulting from Operations                                    $ 14,535,649
--Net (Notes                                                                                                ============
1c, 1e & 3):


                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           For the Six         For the
                                                                                           Months Ended      Year Ended
                                                                                             August 31,      February 28,
                    Increase (Decrease) in Net Assets:                                          1995             1995
Operations:         Investment income--net                                                 $ 12,316,841     $ 22,904,509
                    Realized loss on investments--net                                        (1,408,602)      (8,793,344)
                    Change in unrealized appreciation(depreciation) on
                    investments--net                                                          3,627,410      (13,013,937)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     14,535,649        1,097,228
                                                                                           ------------     ------------


Dividends &         Investment income--net                                                  (11,528,645)     (21,343,397)
Distributions to    Realized gain on investments--net                                                --       (1,784,188)
Shareholders                                                                               ------------     ------------
(Note 1g):
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (11,528,645)     (23,127,585)
                                                                                           ------------     ------------


Capital Share       Offering costs resulting from the issuance of Common Stock                       --          (85,747)
Transactions        Value of shares issued to Common Stock shareholders in
(Note 4):           reinvestment of dividends and distributions                                      --          781,304
                                                                                           ------------     ------------
                    Net increase in net assets resulting from capital share
                    transactions                                                                     --          695,557
                                                                                           ------------     ------------


Net Assets:         Total increase (decrease) in net assets                                   3,007,004      (21,334,800)
                    Beginning of period                                                     227,007,034      248,341,834
                                                                                           ------------     ------------
                    End of period*                                                         $230,014,038     $227,007,034
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  4,711,731     $  3,923,535
                                                                                           ============     ============

                    See Notes to Financial Statements.


STATEMENT OF CASH FLOWS

                    For the Six Months Ended August 31, 1995
Cash Provided by    Net increase in net assets resulting from operations                                    $ 14,535,649
Operating           Adjustments to reconcile net increase in net assets resulting
Activities:         from operations to net cash
                    provided by operating activities:
                      Decrease in receivables                                                                    447,796
                      Increase in other assets                                                                    (1,042)
                      Decrease in other liabilities                                                             (138,530)
                      Realized and unrealized loss on investments--net                                        (2,218,808)
                      Amortization of premium and discount                                                      (638,588)
                                                                                                            ------------
                    Net cash provided by operating activities                                                 11,986,477
                                                                                                            ------------


Cash Provided by    Proceeds from sales of long-term investments                                              99,530,806
Investing           Purchases of long-term investments                                                       (88,993,018)
Activities:         Purchases of short-term investments                                                     (114,374,230)
                    Proceeds from sales and maturities of short-term investments                             118,304,000
                                                                                                            ------------
                    Net cash provided by investing activities                                                 14,467,558
                                                                                                            ------------


Cash Used for       Short-term borrowings                                                                    (15,000,000)
Financing           Dividends paid to shareholders                                                           (11,569,681)
Activities:                                                                                                 ------------
                    Net cash used for financing activities                                                   (26,569,681)
                                                                                                            ------------


Cash:               Net increase in cash                                                                        (115,646)
                    Cash at beginning of period                                                                  423,882
                                                                                                            ------------
                    Cash at end of period                                                                   $    308,236
                                                                                                            ============


Cash Flow           Cash paid for interest                                                                  $  2,566,471
Information:                                                                                                ============


                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                    The following per share data and ratios have been
                    derived from information provided in the financial        For the Six     For the      For the Period
                    statements.                                              Months Ended   Year Ended    April 30, 1993++
                                                                               August 31,    Feb. 28,       to Feb. 28,
                    Increase (Decrease) in Net Asset Value:                     1995++++       1995++++        1994
Per Share           Net asset value, beginning of period                     $       8.94   $       9.82    $       9.50
Operating                                                                    ------------   ------------    ------------
Performance:        Investment income--net                                            .49            .90             .70
                    Realized and unrealized gain (loss) on invest-
                    ments--net                                                        .08           (.87)            .25
                                                                             ------------   ------------    ------------
                    Total from investment operations                                  .57            .03             .95
                                                                             ------------   ------------    ------------
                    Less dividends and distributions from:
                      Investment income--net                                         (.45)          (.84)           (.61)
                      Realized gain on investments--net                                --           (.07)           (.02)
                                                                             ------------   ------------    ------------
                    Total dividends and distributions                                (.45)          (.91)           (.63)
                                                                             ------------   ------------    ------------
                    Net asset value, end of period                           $       9.06   $       8.94    $       9.82
                                                                             ============   ============    ============
                    Market price per share, end of period                    $       9.00   $      8.625    $      9.375
                                                                             ============   ============    ============


Total Investment    Based on net asset value per share                              6.69%+++        .82%          10.28%+++
Return:**                                                                    ============   ============    ============
                    Based on market price per share                                 9.85%+++       1.87%            .02%+++
                                                                             ============   ============    ============


Ratios to Average   Expenses, net of reimbursement and excluding
Net Assets:         interest expense                                                 .94%*          .80%            .67%*
                                                                             ============   ============    ============
                    Expenses, net of reimbursement                                  3.05%*         2.46%           1.61%*
                                                                             ============   ============    ============
                    Expenses                                                        3.05%*         2.46%           1.75%*
                                                                             ============   ============    ============
                    Investment income--net                                         10.61%*         7.07%           7.33%*
                                                                             ============   ============    ============


Supplemental        Net assets, end of period (in thousands)                 $    230,014   $    227,007    $    248,342
Data:                                                                        ============   ============    ============
                    Portfolio turnover                                             29.99%         44.81%          52.73%
                                                                             ============   ============    ============


                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, result in substantially different returns. Total investment returns exclude the effects of sales loads.
                  ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Senior High Income Portfolio, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period represented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol ARK.

(a) Corporate debt obligations--The Fund invests principally in senior debt obligations ("Senior Debt") of companies, including corporate loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks, the Fund's investment in corporate loans could be considered concentrated in financial institutions.

(b) Valuation of investments--Portfolio securities are valued on the basis of prices furnished by one or more pricing services, which determine prices for normal, institutional-size trading units. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps, and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund. Since corporate loans are purchased and sold primarily at par value, the Fund values the loans at par, unless Fund Asset Management, L.P. ("FAM") determines par does not represent fair value. In the event such a determination is made, fair value will be determined in accordance with guidelines approved by the Fund's Board of Directors. Obligations with remaining maturities of sixty days or less are valued at amortized cost unless this method no longer produces fair valuations.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction is less than or exceeds the premiums paid or received).

NOTES TO FINANCIAL STATEMENTS (concluded)

Written and purchased options are non-income producing investments.

* Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below), a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. Facility fees are accreted to income over the term of the related loan.

(f) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(g) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in other periods to permit the Fund to maintain a more stable level of distributions.

2. Investment Advisory Agreement with Affiliates:
The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

Accounting services are provided to the Fund by FAM at cost.

During the six months ended August 31, 1995, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch,
Pierce, Fenner & Smith Inc. ("MLPF&S"), $719 for security price quotations to compute the net asset value of the Fund.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLPF&S, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended August 31, 1995 were $88,993,018 and $100,570,438, respectively.

Net realized and unrealized losses as of August 31, 1995 were as follows:


                                    Realized     Unrealized
                                     Losses        Losses

Long-term investments            $(1,408,602)   $(5,322,454)
                                 -----------    -----------
Total                            $(1,408,602)   $(5,322,454)
                                 ===========    ===========


As of August 31, 1995, net unrealized depreciation for financial reporting and Federal income tax purposes aggregated $5,322,454, of which $1,676,959 related to appreciated securities and $6,999,413 related to depreciated securities. The aggregate cost of investments at August 31, 1995 for Federal income tax purposes was $299,519,495.

4. Capital Share Transaction:
The Fund is authorized to issue 200,000,000 shares of capital stock par value $.10, all of which are initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

For the six months ended August 31, 1995, shares issued and outstanding remained constant at 25,388,292. At August 31, 1995, total paid-in capital amounted to $240,827,187.

5. Unfunded Loan Interests:
As of August 31, 1995, the Fund had unfunded loan commitments of $2,500,000, which would be extended at the option of the borrower, pursuant to the following loan agreements:


                                                   Unfunded
                                                  Commitment
Borrower                                        (in thousands)

Marcus Cable Co.                                      $2,500


6. Short-Term Borrowings:
On June 16, 1993, the Fund entered into a credit facility with a syndicate of banks led by The Bank of New York consisting of a one-year $55,000,000 revolving credit facility bearing interest on outstanding balances at an alternate base rate plus 0.25% and/or LIBOR plus 1.25%, and of a two-year $25,000,000 term loan facility bearing interest on outstanding balances at an alternate base rate plus 0.50% and/or LIBOR plus 1.375%. On June 10, 1994, this credit facility and all outstanding balances thereunder were refinanced by a one-year $120,000,000 revolving credit facility extended by a syndicate of banks led by The Bank of New York and bearing interest on outstanding balances at the Federal Funds rate plus 1.125% and/or an alternate base rate plus 0.125% and/or LIBOR plus 1.125%. On June 9, 1995, the existing credit facility was extended for an additional year and amended to reduce applicable interest rates on outstanding balances to Federal Funds rate plus 0.75% and/or alternate base rate plus 0% and/or LIBOR plus 0.75%. For the six months ended August 31, 1995, the maximum amount borrowed was $86,000,000, the average amount borrowed was approximately $69,200,000, and the daily weighted average interest rate was 6.89%. For the year ended August 31, 1995, facility and commitment fees aggregated approximately $91,553.

7. Capital Loss Carryforward:
At February 28, 1995, the Fund had a net capital loss carryforward of approximately $5,318,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

      AUDITED FINANCIAL STATEMENTS FOR SENIOR HIGH INCOME PORTFOLIO, INC.
                  FOR THE FISCAL YEAR ENDED FEBRUARY 28, 1995

                          INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
 SENIOR HIGH INCOME PORTFOLIO, INC.:

  We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Senior High Income Portfolio, Inc. as of February 28, 1995, the related statements of operations and cash flows for the year then ended and changes in net assets and the financial highlights for the year then ended and for the period April 30, 1993 (commencement of operations) to February 28, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at February 28, 1995 by correspondence with the custodian and financial intermediaries. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and the financial highlights present fairly, in all material respects, the financial position of Senior High Income Portfolio, Inc. as of February 28, 1995, the results of its operations and its cash flows for the year then ended and the changes in its net assets, and the financial highlights for the year then ended and for the period April 30, 1993 to February 28, 1994 in conformity with generally accepted accounting principles.

  As discussed in Notes 1a and 1b, the financial statements include corporate loans valued at $169,044,066 (74% of total net assets and 55% of total investments of the Fund), whose values are fair values as determined by or under the direction of the Board of Directors in the absence of actual market values. Determination of fair value involves subjective judgment, as the actual market value of particular corporate loans can be established only by negotiation between the parties in a sales transaction. We have reviewed the procedures established by the Board of Directors and used by the Fund's investment adviser in determining the fair values of such corporate loans and have inspected underlying documentation, and under the circumstances, we believe that the procedures are reasonable and the documentation appropriate.

Deloitte & Touche LLP
Princeton, New Jersey
April 12, 1995

SCHEDULE OF INVESTMENTS
                  S&P    Moody's  Face                                                                             Value
INDUSTRIES       Rating  Rating  Amount                 Corporate Debt Obligations                  Cost         (Note 1b)
Advertising--    B       B2    $ 5,000,000  Lamar Advertising Co., Senior Secured Notes,
2.1%                                        11% due 5/15/2003                                   $  5,056,250   $  4,850,000


Aerospace--6.1%                             Aviall, Inc., Term Loan, Tranche B, due
                                            11/30/2000**:
                 NR*     NR*       882,353   8.57% to 3/07/1995                                      882,353        882,353
                 NR*     NR*       411,765   9.38% to 3/07/1995                                      411,765        411,765
                 NR*     NR*     3,705,882   10% to 6/07/1995                                      3,705,882      3,705,882
                 NR*     NR*     4,500,000  Gulfstream Delaware Corp., Term Loan, due
                                            3/31/1998, 9.88% to 6/08/1995**                        4,500,000      4,500,000
                 B       B2      2,000,000  Talley Manufacturing & Technology, Inc.,
                                            Senior Discount Debentures, 10.75% due
                                            10/15/2003                                             2,030,000      1,810,000
                 BB-     B1      3,000,000  UNC, Inc., Senior Notes, 9.125% due 7/15/2003          3,000,000      2,565,000
                                                                                                ------------   ------------
                                                                                                  14,530,000     13,875,000


Agricultural     BB-     B1      2,000,000  Fresh Del Monte Produce N.V., Series A,
Products--0.6%                              Senior Notes, 10% due 5/01/2003                        2,025,000      1,400,000


Airlines--2.0%   NR*     NR*     4,487,409  Northwest Airlines, Term Loan, due
                                            6/15/1997, 8.562% to 4/20/1995**                       4,487,409      4,487,409


Automotive       B       B2      1,500,000  Harvard Industries, Inc., Senior Notes, 12%
Products--                                  due 7/15/2004                                          1,500,000      1,541,250
0.7%


Broadcast/       BB      Ba2     2,500,000  Continental Cablevision, Inc., Senior Notes,
Media--5.0%                                 8.625% due 8/15/2003                                   2,500,000      2,375,000
                                            Enquirer/Star, Term Loan B, due 9/30/2002**:
                 NR*     NR*     4,950,000   8.75% to 5/22/1995                                    4,950,000      4,950,000
                 NR*     NR*        50,000   10.50% to 5/22/1995                                      50,000         50,000
                                            U.S. Radio Inc., Term Loan A, due 12/31/2001**:
                 NR*     NR*       865,477   8.69% to 3/30/1995                                      865,477        865,477
                 NR*     NR*       865,477   9.313% to 4/28/1995                                     865,477        865,477
                                            U.S. Radio Inc., Term Loan B, due 9/21/2003**:
                 NR*     NR*     1,130,109   9.69% to 3/30/1995                                    1,130,109      1,130,109
                 NR*     NR*     1,138,937   10.312% to 4/28/1995                                  1,138,937      1,138,937
                                                                                                ------------   ------------
                                                                                                  11,500,000     11,375,000

Building &       B-      B2      2,500,000  Baldwin Co., Senior Notes, 10.375% due 8/01/2003       2,500,000      1,550,000
Construction     B+      Ba3     2,250,000  U.S. Home Corp., Senior Notes, 9.75% due
--1.6%                                      6/15/2003                                              2,250,000      2,047,500
                                                                                                ------------   ------------
                                                                                                   4,750,000      3,597,500


Building         BB-     Ba3     1,000,000  Schuller International, 10.875% due 12/15/2004         1,000,000      1,056,250
Products--0.4%


Carbon &         NR*     NR*     2,442,708  UCAR International Inc., Term Loan B,
Graphite                                    due 1/31/2003**, 9.313% to 5/08/1995                   2,442,708      2,442,708
Products--2.2%   NR*     NR*     1,278,646  UCAR International Inc., Term Loan C,
                                            due 7/31/2003**, 9.8125% to 5/08/1995                  1,278,646      1,278,646

                 NR*     NR*     1,278,646  UCAR International Inc., Term Loan D,
                                            due 1/31/2004**, 10.0625% to 5/08/1995                 1,278,646      1,278,646
                                                                                                ------------   ------------
                                                                                                   5,000,000      5,000,000


Chemicals--4.0%  BB-     B1      1,000,000  Huntsman Chemical Corp., Senior Notes,
                                            11% due 4/15/2004                                      1,015,000      1,065,000
                 NR*     NR*     5,000,000  Indspec Chemical Corp., Term Loan B,
                                            due 12/02/2000, 9.125% to 3/31/1995**                  5,000,000      5,000,000
                 B+      B1      3,000,000  Uniroyal Chemical Company, Inc., 9%
                                            due 9/01/2000                                          3,000,000      2,865,000
                                                                                                ------------   ------------
                                                                                                   9,015,000      8,930,000


Computers--1.0%  BB-     B1      2,100,000  Dell Computer Corp., Senior Notes, 11%
                                            due 8/15/2000                                          2,118,375      2,231,250


Consumer         NR*     NR*     5,000,000  CHF/Ebel USA Inc., Term Loan B, due
Products--                                  9/30/2001, 9.25% to 4/28/1995**                        5,000,000      5,000,000
2.7%             B+      B2      1,000,000  Drypers Corp., Series B, Senior Notes,
                                            12.50% due 11/01/2002                                  1,050,000      1,005,000

                                                                                                   6,050,000      6,005,000
Containers--3.9%                            Silgan Corp., Term Loan B, due 9/15/1996**:
                 NR*     NR*     2,461,967   9.688% to 3/07/1995                                   2,461,967      2,461,967
                 NR*     NR*     2,500,000   10% to 6/09/1995                                      2,500,000      2,500,000
                 B+      Ba3     4,000,000  Sweetheart Cup Co., Senior Secured Notes,
                                            9.625% due 9/01/2000                                   4,000,000      3,870,000
                                                                                                ------------   ------------
                                                                                                   8,961,967      8,831,967

Diversified      B+      B1      3,000,000  Essex Group Inc., 10% due 5/01/2003                    3,041,250      2,910,000
Manufacturing                               Thermadyne Industries, Term Loan B, due
--3.4%                                      2/01/2001**:
                 NR*     NR*           750   10.75% to 3/31/1995 (1)                                     750            750
                 NR*     NR*     4,225,000   8.3125% to 3/02/1995                                  4,225,000      4,225,000
                 NR*     NR*       600,000   9.312% to 5/03/1995                                     600,000        600,000
                                                                                                ------------   ------------
                                                                                                   7,867,000      7,735,750


Drug Stores--                               Duane Reade Co., Term Loan A, due 9/30/1997**:
5.5%             NR*     NR*       436,980   9.0625% to 3/31/1995                                    436,980        436,980
                 NR*     NR*     5,626,957   9.25% to 5/30/1995                                    5,626,957      5,626,957
                 NR*     NR*     1,500,000  Duane Reade Co., Term Loan B, due 9/30/1999,
                                            9.50% to 5/30/1995**                                   1,500,000      1,500,000
                                            Thrifty Payless Inc., Term Loan B, due
                                            9/30/2001**:
                 NR*     NR*     4,974,874   9.375% to 5/24/1995                                   4,974,874      4,974,874
                 NR*     NR*        12,563   11% to 5/24/1995 (1)                                     12,563         12,563
                                                                                                ------------   ------------
                                                                                                  12,551,374     12,551,374


Educational      B       B3      5,000,000  La Petite Holdings Corp., Senior Secured
Services--2.1%                              Notes, 9.625% due 8/01/2001                            5,000,000      4,675,000


Electrical                                  Berg Electronics, Inc., Term Loan B, due
Instruments                                 6/30/2001**:
--0.9%           NR*     NR*         8,333   9.07% to 3/30/1995                                        8,333          8,333
                 NR*     NR*     1,983,333   9.375% to 5/25/1995                                   1,983,333      1,983,333
                                                                                                ------------   ------------
                                                                                                   1,991,666      1,991,666

SCHEDULE OF INVESTMENTS (continued)
                  S&P    Moody's  Face                                                                             Value
INDUSTRIES       Rating  Rating  Amount                 Corporate Debt Obligations                  Cost         (Note 1b)
Energy--1.6%     BB-     B1    $ 2,500,000  Ferrellgas L.P., Series B, Floating Rate
                                            Senior Notes, 9.4375% due 8/01/2001 (2)             $  2,488,332   $  2,487,500
                 B-      B3      1,500,000  Presidio Oil Company, Senior Secured Notes,
                                            11.50% due 9/15/2000                                   1,540,000      1,245,000
                                                                                                ------------   ------------
                                                                                                   4,028,332      3,732,500

Fertilizer--2.0% BB-     B1      3,750,000  Sherritt Gordon Ltd., Senior Notes, 9.75%
                                            due 4/01/2003                                          3,762,500      3,600,000
                 BB-     B1      1,000,000  Sherritt, Inc., USD Debentures, 10.50% due
                                            3/31/2014                                              1,000,000        986,250
                                                                                                ------------   ------------
                                                                                                   4,762,500      4,586,250


Food &           B+      B1      5,000,000  Royal Crown Corp., Senior Secured Notes,
Beverage                                    9.75% due 8/01/2000                                    5,000,000      4,662,500
--6.3%                                      Specialty Foods Corp., Term Loan B, due
                                            8/31/1999**:
                 NR*     NR*        89,395   10% (1)                                                  89,395         89,395
                 NR*     NR*     4,557,369   9.13% to 4/18/1995                                    4,557,369      4,557,369
                 NR*     NR*     4,960,000   10% to 7/18/1995                                      4,960,000      4,960,000
                                                                                                ------------   ------------
                                                                                                  14,606,764     14,269,264


Forest           BB-     Ba3     1,000,000  Malette Inc., Senior Secured Notes, 12.25%
Products                                    due 7/15/2004                                          1,000,000      1,020,000
--1.4%           BB-     Ba3     2,000,000  Rainy River Forest Products, 10.75% due
                                            10/15/2001                                             1,995,321      2,045,000
                                                                                                ------------   ------------
                                                                                                   2,995,321      3,065,000


Grocery--10.9%   NR*     NR*     4,966,667  CK Aquisitions Corp., Term Loan B, due
                                            7/31/2001, 8.125% to 3/28/1995**                       4,966,667      4,966,667
                 B+      NR*     2,500,000  Homeland Stores Inc., Series D, Floating Rate
                                            Senior Secured Notes, 9.063% due 2/28/1997 (3)         2,462,968      2,512,707
                 D       Caa     4,950,000  Pathmark Stores, Inc., Term Loan B, due
                                            10/31/1999, 9.25% to 3/31/1995**                       4,950,000      4,950,000
                 BB-     Ba3     1,000,000  The Penn Traffic Company, Senior Notes, 8.625%
                                            due 12/15/2003                                         1,000,000        917,500
                 B-      B2      2,000,000  Pueblo Xtra International, Inc., Senior Notes,
                                            9.50% due 8/01/2003                                    2,000,000      1,690,000
                                            Ralph's Grocery Co., Primary Term Loan, due
                                            6/30/1998**:
                 NR*     NR*       272,211   9% to 3/06/1995                                         272,211        272,211
                 NR*     NR*       158,263   8.938% to 3/30/1995                                     158,263        158,263
                 NR*     NR*       158,263   8.8125% to 3/31/1995                                    158,263        158,263
                 NR*     NR*       158,263   8.9375% to 3/31/1995                                    158,263        158,263
                 NR*     NR*       158,263   8.938% to 3/31/1995                                     158,263        158,263
                 NR*     NR*     6,849,603   8.938% to 4/10/1995                                   6,849,603      6,849,603
                 B+      B3      2,000,000  Stater Brothers Holdings, Inc., Senior Notes,
                                            11% due 3/01/2001                                      2,000,000      1,885,000
                                                                                                ------------   ------------
                                                                                                  25,134,501     24,676,740

Health           B       B2      2,500,000  Charter Medical Corp., Senior Subordinated
Services                                    Notes, 11.25% due 4/15/2004                            2,500,000      2,600,000
--3.7%           B-      B2      1,000,000  Integrated Health Services, Inc., Senior
                                            Subordinated Notes, 10.75% due 7/15/2004               1,000,000      1,030,000
                 B+      B1      5,200,000  MEDIQ/PRN Life Support Services, Inc., Senior
                                            Secured Notes, 11.125% due 7/01/1999                   5,409,000      4,784,000
                                                                                                ------------   ------------
                                                                                                   8,909,000      8,414,000


Hotels &         BB-     B1      2,000,000  ++Four Seasons Hotels Inc., Notes, 9.125%
Casinos--2.5%                               due 7/01/2000                                          1,928,749      1,910,000
                 B+      B2      4,500,000  GB Property Funding Corp., First Mortgage
                                            Notes, 10.875% due 1/15/2004                           4,500,000      3,870,000
                                                                                                ------------   ------------
                                                                                                   6,428,749      5,780,000


Leasing &        B-      B2      2,000,000  Cort Furniture Rental Corp., Senior Notes,
Rental                                      12% due 9/01/2000                                      1,999,355      1,840,000
Services--3.8%                              Prime Acquisition, Term Loan, due
                                            12/31/2000**:
                 NR*     NR*     1,600,000   9.25% to 3/06/1995                                    1,600,000      1,600,000
                 NR*     NR*     1,800,000   9.50% to 4/06/1995                                    1,800,000      1,800,000
                 NR*     NR*     1,600,000   9.375% to 5/08/1995                                   1,600,000      1,600,000
                 BB-     B1      2,000,000  The Scotsman Group, Inc., Senior Secured
                                            Notes, 9.50% due 12/15/2000                            2,000,000      1,910,000
                                                                                                ------------   ------------
                                                                                                   8,999,355      8,750,000


Manufacturing    B+      B1      3,623,000  Foamex L.P., Senior Secured Notes, 9.50%
--1.5%                                      due 6/01/2000                                          3,643,000      3,423,735


Metals--8.8%     B       B2      1,000,000  AK Steel Holding Corp., Senior Notes,
                                            10.75% due 4/1/2004                                    l,000,000      1,022,500
                 B       B2      3,000,000  Bayou Steel Corp., First Mortgage Notes,
                                            10.25% due 3/01/2001                                   3,000,000      2,730,000
                 B-      B3      5,000,000  Federal Industries Ltd., 10.25% due 6/15/2000          5,011,250      4,700,000
                 B+      B1      3,000,000  Geneva Steel, Senior Notes, 9.50% due 1/15/2004        2,891,238      2,835,000
                 B       B2      2,000,000  Republic Engineered Steel, Inc., First
                                            Mortgage Notes, 9.875% due 12/15/2001                  2,000,000      1,850,000
                 B+      B1      3,000,000  WCI Steel, Inc., Senior Notes, 10.50% due
                                            3/01/2002                                              3,000,000      2,910,000
                                            Weirton Steel Corp., Senior Notes:
                 B       B2      2,000,000   11.50% due 3/01/1998                                  2,100,000      2,005,000
                 B       B2      2,000,000   10.875% due 10/15/1999                                2,070,000      1,962,500
                                                                                                ------------   ------------
                                                                                                  21,072,488     20,015,000

Office           B+      B1      5,000,000  Bell & Howell Co., 9.25% due 7/15/2000                 5,025,000      4,650,000
Machines--3.4%   NR*     NR*     3,133,532  Lexmark Holdings, US, Term Loan, due
                                            3/27/1998, 8.58594% to 3/31/1995**                     3,133,532      3,133,532
                                                                                                ------------   ------------
                                                                                                   8,158,532      7,783,532


Paper--19.5%     NR*     NR*    14,125,000  Fort Howard Corp., Primary Term Loan, due
                                            5/01/1997, 10.75% to 3/31/1995**                      14,125,000     14,125,000
                 B       B3      5,000,000  Gaylord Container Corp., Senior Notes, 11.50%
                                            due 5/15/2001                                          5,000,000      5,225,000
                                            Jefferson Smurfit/Container Corp. of America,
                                            Term Loan B, due 12/31/1997**:
                 NR*     NR*       666,667   9.1875% to 3/24/1995                                    666,667        666,667
                 NR*     NR*     9,333,333   9.3125% to 4/24/1995                                  9,333,333      9,333,333
                 NR*     NR*     7,500,000  S.D. Warren Co., Term Loan B, due 12/19/2002,
                                            9.50% to 8/23/1995**                                   7,500,000      7,500,000
                                            Stone Container Corp., Term Loan B, due
                                            4/01/2000**:
                 NR*     NR*     3,750,000   9.25% to 3/17/1995                                    3,750,000      3,750,000
                 NR*     NR*     3,750,000   9.3125% to 4/14/1995                                  3,750,000      3,750,000
                                                                                                ------------   ------------
                                                                                                  44,125,000     44,350,000

SCHEDULE OF INVESTMENTS (concluded)
                  S&P    Moody's  Face                                                                             Value
INDUSTRIES       Rating  Rating  Amount                 Corporate Debt Obligations                  Cost         (Note 1b)
Publishing--     NR*     NR*   $ 2,573,529  Ziff Davis Acquisition Corp., Term Loan B,
2.2%                                        due 12/31/2001, 9.38% to 3/28/1995**                $  2,573,529   $  2,573,529
                 NR*     NR*     2,426,471  Ziff Davis Acquisition Corp., Term Loan C,
                                            due 12/31/2002, 9.88% to 3/28/1995**                   2,426,471      2,426,471
                                                                                                ------------   ------------
                                                                                                   5,000,000      5,000,000


Railroad                                    Westinghouse Air Brake Company, Term Loan B,
Equipment--2.2%                             due 2/15/2003**:
                 NR*     NR*       300,000   9.125% to 3/31/1995**                                   300,000        300,000
                 NR*     NR*     4,700,000   9.25% to 5/22/1995                                    4,700,000      4,700,000
                                                                                                ------------   ------------
                                                                                                   5,000,000      5,000,000

Retail--         B       B2      4,000,000  Color Tile, Inc., Senior Notes, 10.75% due
Specialty--                                 12/15/2001                                             4,000,000      3,240,000
8.8%                                        Music Aquisition Corp., Term Loan B, due
                                            8/31/2001**:
                 NR*     NR*     3,125,000   8.875% to 4/19/1995                                   3,125,000      3,125,000
                 NR*     NR*     1,812,500   9.5625% to 8/17/1995                                  1,812,500      1,812,500
                 NR*     NR*     9,912,700  Saks & Co., Term Loan, Tranche B, due
                                            6/30/2000, 9.13% to 5/09/1995**                        9,912,700      9,912,700
                 B+      B1      2,000,000  Specialty Retailers, Inc., Series A, Senior
                                            Notes, 10% due 8/15/2000                               2,000,000      1,800,000
                                                                                                ------------   ------------
                                                                                                  20,850,200     19,890,200


Security         NR*     NR*     4,740,711  Alert Centre Inc., Term Loan, due 8/01/2001,
Systems--2.1%                               8.375% to 8/05/1995**                                  4,740,711      4,740,711


Shipping--1.4%   BB      Ba2     1,000,000  Eletson Holdings, 9.25% due 11/15/2003                   912,820        937,500
                 B       B2      2,500,000  OMI Corp., Senior Notes, 10.25% due 11/01/2003         2,500,000      2,150,000
                                                                                                ------------   ------------
                                                                                                   3,412,820      3,087,500


Textiles--1.4%   BB      Ba3     3,500,000  Dominion Textile (USA) Inc., Senior Notes,
                                            8.875% due 11/01/2003                                  3,484,278      3,220,000


Utilities--2.7%  B       Ba3     2,000,000  First PV Funding Corp., 10.30% due 1/15/2014           2,020,000      1,990,000
                 B       B1      4,000,000  Texas-New Mexico Power Company, Secured
                                            Debentures, 10.75% due 9/15/2003                       4,000,000      4,056,640
                                                                                                ------------   ------------
                                                                                                   6,020,000      6,046,640


Warehousing &    B+      B2      2,000,000  Americold Corp., First Mortgage Bonds, Series
Storage--2.8%                               B, 11.50% due 3/01/2005                                2,045,000      1,840,000
                                            Pierce Leahy Corp., Term Loan, Tranche B,
                                            due 6/30/2001**:
                 NR*     NR*     1,665,909   9.9375% to 4/28/1995                                  1,665,909      1,665,909
                 NR*     NR*     2,915,341   9.5625% to 4/28/1995                                  2,915,341      2,915,341
                                                                                                ------------   ------------
                                                                                                   6,626,250      6,421,250

                                            Total Investments in Corporate Debt
                                            Obligations--133.2%                                  311,401,842    302,386,738


                                    Shares
                                     Held                 Warrants
Leasing & Rental NR*     NR*        66,000  Cort Furniture Rental Corp. (a) (b)                          760         66,000
Services--0.0%

                                            Total Investments in Warrants--0.0%                          760         66,000


                                   Face
                                  Amount             Short-Term Securities
Commercial                     $ 4,084,000  General Electric Capital Corp., 6% due 3/01/1995       4,084,000      4,084,000
Paper***--1.8%
                                            Total Investments in Short-Term Securities--1.8%       4,084,000      4,084,000


                                            Total Investments--135.0%                           $315,486,602    306,536,738
                                                                                                ============
                                            Liabilities in Excess of Other Assets--(35.0%)                      (79,529,704)
                                                                                                               ------------
                                            Net Assets--100.0%                                                 $227,007,034
                                                                                                               ============

[FN]
  *Not Rated.
 **Floating or Variable Rate Corporate Loans--The interest rates on floating or variable rate corporate loans are subject to change periodically, based on the change in the prime rate of a US Bank, LIBOR (London Interbank Offered Rate), or, in some cases, another base lending rate. The interest rates shown are those in effect at February 28, 1995.
***Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the fund.
(a)Warrants entitle the fund to purchase a predetermined number of shares of common stock/face amount of bonds. The purchase price and number of shares/face amount are subject to adjustments under certain conditions until the expiration date.
(b)Non-income producing security.
(1)Interest rate is based on the prime rate of a US bank, which is subject to change daily.
(2)Interest rate resets quarterly and is based on the three-month
   LIBOR (London Interbank Offered Rate), plus an interest rate spread of three hundred twelve and one half basis points.
(3)Interest rate resets quarterly and is based on the three-month
   LIBOR (London Interbank Offered Rate), plus an interest rate spread of three hundred basis points.
 ++Restricted securities. The value of the fund's investment in restricted securities was approximately $1,910,000, representing 0.84% of net assets.

                                     Acquisition                        Value
   Issue                                Date           Cost           (Note 1b)

   Four Seasons Hotels Inc.,
   Notes, 9.125% due 7/01/2000        1/25/1994      $1,918,200      $1,910,000
                                                     ----------      ----------
   Total                                             $1,918,200      $1,910,000
                                                     ==========      ==========

   Ratings of issues shown have not been audited by Deloitte & Touche LLP.


   See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of February 28, 1995
Assets:             Investments, at value (identified cost--$315,486,602) (Note 1b)                         $306,536,738
                    Cash                                                                                         423,882
                    Interest receivable                                                                        5,336,831
                    Deferred facility expense (Note 1e)                                                           41,315
                    Deferred organization expense (Note 1f)                                                       69,749
                    Prepaid expenses and other assets                                                              2,614
                                                                                                            ------------
                    Total assets                                                                             312,411,129
                                                                                                            ------------


Liabilities:        Payables:
                      Loans (Note 5)                                                       $ 82,000,000
                      Dividends to shareholders (Note 1g)                                       707,508
                      Interest on loans (Note 5)                                                435,122
                      Investment adviser (Note 2)                                               119,455
                      Commitment fees                                                            10,000       83,272,085
                                                                                           ------------
                    Deferred income (Note 1e)                                                                  1,983,089
                    Accrued expenses and other liabilities                                                       148,921
                                                                                                            ------------
                    Total liabilities                                                                         85,404,095
                                                                                                            ------------


Net Assets:         Net assets                                                                              $227,007,034
                                                                                                            ============

Capital:            Common Stock, par value $.10 per share; 200,000,000
                      shares authorized (25,388,292 shares issued and outstanding)                          $  2,538,829
                    Paid-in capital in excess of par                                                         238,288,358
                    Undistributed investment income--net                                                       3,923,535
                    Accumulated realized capital losses on investments--net (Note 6)                          (8,793,824)
                    Unrealized depreciation on investments--net                                               (8,949,864)
                                                                                                            ------------
                    Total Capital--Equivalent to $8.94 net asset value per share
                      of Common Stock (market price--$8.625)                                                $227,007,034
                                                                                                            ============


                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS
                    For the Year Ended February 28, 1995
Investment Income   Interest and discount earned                                                            $ 29,920,761
(Note 1e):          Facility and other fees                                                                      960,351
                                                                                                            ------------
                    Total income                                                                              30,881,112
                                                                                                            ------------


Expenses:           Loan interest expense (Note 5)                                                             5,370,797
                    Investment advisory fees (Note 2)                                                          1,614,921
                    Facility fee amortization (Note 5)                                                           527,168
                    Professional fees                                                                            131,609
                    Accounting services (Note 2)                                                                  98,293
                    Printing and shareholder reports                                                              68,105
                    Transfer agent fees (Note 2)                                                                  51,535
                    Amortization of organization expenses (Note 1f)                                               28,402
                    Custodian fees                                                                                26,885
                    Directors' fees and expenses                                                                  24,355
                    Pricing services                                                                              14,336
                    Listing fees                                                                                     250
                    Other                                                                                         19,947
                                                                                                            ------------
                    Total expenses                                                                             7,976,603
                                                                                                            ------------
                    Investment income--net                                                                    22,904,509
                                                                                                            ------------


Realized &          Realized loss on investments--net                                                         (8,793,344)
Unrealized Gain     Change in unrealized appreciation/depreciation on investments--net                       (13,013,937)
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  1,097,228
(Notes 1c, 1e & 3):                                                                                         ============


                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                              For the     For the Period
                                                                                            Year Ended    April 30, 1993++
                                                                                              Feb. 28,       to Feb. 28,
                    Increase (Decrease) in Net Assets:                                          1995            1994
Operations:         Investment income--net                                                 $ 22,904,509     $ 17,533,097
                    Realized gain (loss) on investments--net                                 (8,793,344)       2,392,226
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                        (13,013,937)       4,064,073
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      1,097,228       23,989,396
                                                                                           ------------     ------------


Dividends &         Investment income--net                                                  (21,343,397)     (15,325,391)
Distributions to    Realized gain on investments--net                                        (1,784,188)        (453,536)
Shareholders                                                                               ------------     ------------
(Note 1g):          Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (23,127,585)     (15,778,927)
                                                                                           ------------     ------------


Capital Share       Offering costs resulting from the issuance of Common Stock                  (85,747)        (223,215)
Transactions        Value of shares issued to Common Stock shareholders in
(Note 4):           reinvestment of dividends and distributions                                 781,304      240,254,573
                                                                                           ------------     ------------
                    Net increase in net assets resulting from capital share
                    transactions                                                                695,557      240,031,358
                                                                                           ------------     ------------


Net Assets:         Total increase (decrease) in net assets                                 (21,334,800)     248,241,827
                    Beginning of period                                                     248,341,834          100,007
                                                                                           ------------     ------------
                    End of period*                                                         $227,007,034     $248,341,834
                                                                                           ============     ============

                   *Undistributed investment income--net (Note 1h)                         $  3,923,535     $  2,207,706
                                                                                           ============     ============

                  ++Commencement of Operations.


                    See Notes to Financial Statements.

STATEMENT OF CASH FLOWS
                    For the Year Ended February 28, 1995
Cash Provided by    Net increase in net assets resulting from operations                                    $  1,097,228
Operating           Adjustments to reconcile net increase in net assets
Activities:         resulting from operations to net cash provided by
                    operating activities:
                      Increase in receivables                                                                   (581,519)
                      Decrease in other assets                                                                   306,460
                      Increase in other liabilities                                                              295,449
                      Realized and unrealized loss on investments--net                                        21,807,281
                      Amortization of discount                                                                  (178,818)
                                                                                                            ------------
                    Net cash provided by operating activities                                                 22,746,081
                                                                                                            ------------


Cash Provided by    Proceeds from sales of long-term investments                                             157,940,628
Investing           Purchases of long-term investments                                                      (152,194,149)
Activities:         Purchases of short-term investments                                                     (585,347,129)
                    Proceeds from sales and maturities of short-term
                    investments                                                                              581,616,000
                                                                                                            ------------
                    Net cash provided by investing activities                                                  2,015,350
                                                                                                            ------------


Cash Used for       Offering costs from capital shares sold                                                      (85,747)
Financing           Proceeds from short-term borrowings                                                       22,000,000
Activities:         Payments for short-term borrowings                                                       (24,000,000)
                    Dividends paid to shareholders                                                           (22,424,154)
                                                                                                            ------------
                    Net cash used for financing activities                                                   (24,509,901)
                                                                                                            ------------

Cash:               Net increase in cash                                                                         251,530
                    Cash at beginning of period                                                                  172,352
                                                                                                            ------------
                    Cash at end of period                                                                   $    423,882
                                                                                                            ============


Cash Flow           Cash paid for interest                                                                  $  5,171,083
Information:                                                                                                ============


Non-Cash            Capital shares issued in reinvestment
Financing           of dividends paid to shareholders                                                       $    781,304
Activities:                                                                                                 ============


                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
                    The following per share data and ratios have been derived                For the      For the Period
                    from information provided in the financial statements.                 Year Ended     April 30, 1993++
                                                                                            Feb. 28,        to Feb. 28,
                    Increase (Decrease) in Net Asset Value:                                  1995++++           1994
Per Share           Net asset value, beginning of period                                   $       9.82     $       9.50
Operating                                                                                  ------------     ------------
Performance:        Investment income--net                                                          .90              .70
                    Realized and unrealized gain (loss) on
                    investments--net                                                               (.87)             .25
                                                                                           ------------     ------------
                    Total from investment operations                                                .03              .95
                                                                                           ------------     ------------
                    Less dividends and distributions from:
                      Investment income--net                                                       (.84)            (.61)
                      Realized gain on investments--net                                            (.07)            (.02)
                                                                                           ------------     ------------
                    Total dividends and distributions                                              (.91)            (.63)
                                                                                           ============     ============
                    Net asset value, end of period                                         $       8.94     $       9.82
                                                                                           ============     ============
                    Market price per share, end of period                                  $      8.625     $      9.375
                                                                                           ============     ============

Total Investment    Based on net asset value per share                                            0.37%           10.28%+++
Return:**                                                                                  ============     ============
                    Based on market price per share                                               1.87%            0.02%+++
                                                                                           ============     ============


Ratios to Average   Expenses, net of reimbursement and
Net Assets:         excluding interest expense                                                     .80%             .67%*
                                                                                           ============     ============
                    Expenses, net of reimbursement                                                2.46%            1.61%*
                                                                                           ============     ============
                    Expenses                                                                      2.46%            1.75%*
                                                                                           ============     ============
                    Investment income--net                                                        7.07%            7.33%*
                                                                                           ============     ============


Supplemental        Net assets, end of period (in thousands)                               $    227,007     $    248,342
Data:                                                                                      ============     ============
                    Portfolio turnover                                                           44.81%           52.73%
                                                                                           ============     ============


                  ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.
                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.

                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Senior High Income Portfolio, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol ARK.

(a) Corporate debt obligations--The Fund invests principally in senior debt obligations ("Senior Debt") of companies, including corporate loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks, the Fund's investment in corporate loans could be considered concentrated in financial institutions.

(b) Valuation of investments--Portfolio securities are valued on the basis of prices furnished by one or more pricing services, which determines prices for normal, institutional-size trading units. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps, and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund. Since corporate loans are purchased and sold primarily at par value, the Fund values the loans at par, unless Fund Asset Management, L.P. ("FAM") determines par does not represent fair value. In the event such a determination is made, fair value will be determined in accordance with guidelines approved by the Fund's Board of Directors. Obligations with remaining maturities of sixty days or less are valued at amortized cost unless this method no longer produces fair valuations.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return or to hedge its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities or to enhance its income. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

NOTES TO FINANCIAL STATEMENTS (concluded)


(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. Facility fees are accreted to income over the term of the related loan. For income tax purposes, as of March 1, 1994 the corporate loans are treated as discount obligations.

(f) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(g) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in other periods to permit the Fund to maintain a more stable level of distributions.

(h) Reclassifications--Generally accepted accounting principles require that certain differences between accumulated net realized capital losses for financial reporting and tax purposes, if permanent, be reclassified to undistributed net investment income. Accordingly, current year's permanent book/tax differences of approximately $155,000 have been reclassified from accumulated net realized losses to undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement with Affiliates:
The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

During the period May 25, 1994 to February 28, 1995, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), $1,103 for security price quotations to compute the net asset value of the Fund.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FDS, MLPF&S, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended February 28, 1995 were $142,218,519 and $157,940,628, respectively.

Net realized and unrealized losses as of February 28, 1995 were as follows:


                                    Realized      Unrealized
                                     Losses         Losses

Long-term investments            $(8,793,344)    $(8,949,864)
                                  -----------    -----------
Total                            $(8,793,344)    $(8,949,864)
                                  ===========    ===========


As of February 28, 1995, net unrealized depreciation for financial reporting and Federal income tax purposes aggregated $8,949,864, of which $903,853 related to appreciated securities and $9,853,717 related to depreciated securities. The aggregate cost of investments at February 28, 1995 for Federal income tax purposes was $315,486,602.

4. Capital Share Transaction:
The Fund is authorized to issue 200,000,000 shares of capital stock par value $.10, all of which are initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

For the year ended February 28, 1995, shares issued and outstanding increased by 87,810 to 25,388,292 as a result of dividend reinvestment. At February 28, 1995, total paid-in capital amounted to $240,827,187.

5. Short-Term Borrowings:
On June 16, 1993, the Fund entered into a one-year revolving credit facility in the amount of $55 million, which was increased to $95 million on February 4, 1994, bearing interest at alternate base rate plus 0.25% and/or LIBOR plus 1.25%, and a two-year term loan facility in the amount of $25 million bearing interest at alternate base rate plus 0.50% and/or LIBOR plus 1.375%. On June 10, 1994, the Fund's existing credit agreement with The Bank of New York was refinanced with a one-year revolving credit facility with a syndicate of banks led by The Bank of New York in the amount of $120 million bearing interest at Federal Funds Rate plus 1.125% and/or alternate base rate plus 0.125% and/or LIBOR plus 1.125%.

From March 1, 1994 to February 28, 1995, the maximum amount borrowed was $106 million, the average amount borrowed was approximately $92 million, and the daily weighted average interest rate was 6.1243%.

6. Capital Loss Carryforward:
At February 28, 1995, the Fund had a net capital loss carryforward of approximately $5,318,000, all of which expires 2003. This amount will be available to offset like amounts of any future taxable gains.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

 AUDITED FINANCIAL STATEMENTS FOR SENIOR HIGH INCOME PORTFOLIO II, INC. FOR THE
                       FISCAL YEAR ENDED AUGUST 31, 1995

INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
 SENIOR HIGH INCOME PORTFOLIO II, INC.:

  We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Senior High Income Portfolio II, Inc. as of August 31, 1995, the related statements of operations and cash flows for the year then ended and changes in net assets and the financial highlights for the year then ended and the period September 24, 1993 (commencement of operations) to August 31, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1995 by correspondence with the custodian and financial intermediaries. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Senior High Income Portfolio II, Inc. as of August 31, 1995, the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

  As discussed in Notes 1a and 1b, the financial statements include corporate loans valued at $108,805,993 (71% of total net assets and 55% of total investments of the Fund), whose values are fair values as determined by or under the direction of the Board of Directors in the absence of actual market values. Determination of fair value involves subjective judgment, as the actual market value of particular corporate loans can be established only by negotiation between the parties in a sales transaction. We have reviewed the procedures established by the Board of Directors and used by the Fund's investment adviser in determining the fair values of such corporate loans and have inspected underlying documentation, and under the circumstances, we believe that the procedures are reasonable and the documentation appropriate.

Deloitte & Touche LLP
Princeton, New Jersey
October 17, 1995

SCHEDULE OF INVESTMENTS
                  S&P      Moody's    Face                                                                     Value
INDUSTRIES        Rating    Rating   Amount            Corporate Debt Obligations                Cost        (Note 1b)
Aerospace--9.6%                                 Aviall, Inc., Term Loan, Tranche B, due
                                                11/30/2000:**
                  NR*       NR*   $   176,471     9.13% to 9/07/1995                         $    176,471   $    176,471
                  NR*       NR*     1,266,653     9.75% to 9/07/1995                            1,266,653      1,266,653
                  NR*       NR*     3,529,412     9.25% to 10/10/1995                           3,529,412      3,529,412
                  BB-       Ba3     3,000,000   BE Aerospace, Senior Notes, 9.75%
                                                due 3/01/2003                                   3,060,000      3,000,000
                                                Gulfstream Delaware Corp., Term Loan A,
                                                due 3/31/1997:**
                  NR*       NR*       372,340     10% to 9/30/1995                                372,340        372,340
                  NR*       NR*     2,234,043     7.88% to 10/13/1995                           2,234,043      2,234,043
                  NR*       NR*     2,240,000   Gulfstream Delaware Corp., Term Loan B,
                                                due 3/31/1998, 9% to 9/08/1995**                2,240,000      2,240,000
                  B         B2      2,000,000   Talley Manufacturing & Technology, Inc.,
                                                Senior Notes, 10.75% due 10/15/2003             2,000,000      2,020,000
                                                                                             ------------   ------------
                                                                                               14,878,919     14,838,919


Automotive        B+        B3      1,000,000   Harvard Industries, Inc., Senior Notes,
Products--2.0%                                  11.125% due 8/01/2005++                         1,000,000      1,012,500
                  B         B2      1,000,000   JPS Automotive Products Corp., Senior
                                                Notes, 11.125% due 6/15/2001                    1,000,000        995,000
                  A         A3      1,000,000   Walbro Corp., Senior Notes, 9.875%
                                                due 7/15/2005++                                   996,520        995,000
                                                                                             ------------   ------------
                                                                                                2,996,520      3,002,500


Broadcast/                                      Continental Cablevision, Inc., Senior
Media--5.2%                                     Notes:
                  BB        Ba2     1,000,000     8.50% due 9/15/2001                           1,052,500      1,005,000
                  BB-       B1      2,500,000     9.125% due 11/01/2004++                       2,500,000      2,500,000
                  B-        B3      1,000,000   Granite Broadcasting Corp., 10.375%
                                                due 5/15/2005++                                 1,000,000      1,013,750
                  NR*       NR*     2,500,000   Marcus Cable Co., Term Loan B, due
                                                4/30/2004, 10.25% to 9/30/1995**                2,500,000      2,500,000
                  NR*       NR*     1,000,000   Young Broadcasting Corp., 10.125% due
                                                2/15/2005++                                     1,000,000      1,040,000
                                                                                             ------------   ------------
                                                                                                8,052,500      8,058,750


Building &        B         B2      2,000,000   NVR, Inc., Senior Notes, 11% due
Construction                                    4/15/2003                                       2,082,500      1,945,000
--1.8%            A         A3      1,000,000   The Presley Companies, Senior Notes,
                                                12.50% due 7/01/2001                            1,000,000        830,000
                                                                                             ------------   ------------
                                                                                                3,082,500      2,775,000

SCHEDULE OF INVESTMENTS (continued)
                   S&P     Moody's    Face                                                                     Value
INDUSTRIES        Rating    Rating   Amount           Corporate Debt Obligations                 Cost        (Note 1b)
Building          BB-       Ba3    $1,000,000   Schuller International Group,
Products--                                      10.875% due 12/15/2004                       $  1,000,000   $  1,097,500
0.7%


Casinos--4.2%                                   Harrah's Jazz Co., Term Loan B, due
                                                9/30/1999:**
                  NR*       NR*     2,166,667     9.125% to 10/23/1995                          2,166,667      2,166,667
                  NR*       NR*     4,333,333     9.1875% to 12/21/1995                         4,333,333      4,333,333
                                                                                             ------------   ------------
                                                                                                6,500,000      6,500,000


Chemicals--4.2%   BB-       B1      2,000,000   Huntsman Chemical Corp., Senior Notes,
                                                11% due 4/15/2004                               2,030,000      2,165,000
                  NR*       NR*     4,311,326   Inspec Chemical Corp., Term Loan B,
                                                due 12/02/2000, 8.50% to 9/29/1995**            4,311,326      4,311,326
                                                                                             ------------   ------------
                                                                                                6,341,326      6,476,326


Computers--3.2%   NR*       NR*     4,500,000   Dell Computer Corp., Senior Notes, 11%
                                                due 8/15/2000                                   4,516,219      4,938,750


Consumer          B+        Ba3     1,000,000   Coty Inc., 10.25% due 5/01/2005                 1,000,000      1,030,000
Products--0.8%    B+        B2        565,000   Drypers Corp., Senior Notes, 12.50%
                                                due 11/01/2002                                    572,063        254,250
                                                                                             ------------   ------------
                                                                                                1,572,063      1,284,250


Diversified--9.6% NR*       NR*     4,967,600   Desa International Inc., Term Loan B,
                                                due 11/30/2000, 9.0625% to 12/27/1995**         4,967,600      4,967,600
                  NR*       NR*     1,290,844   Figgie International, Term Loan, due
                                                1/01/1996, 10.75% to 10/01/1995**               1,290,844      1,290,844
                  B+        B2      1,000,000   J.B. Poindexter & Co., 12.50% due
                                                5/15/2004                                         973,963        940,000
                  NR*       B2      4,813,625   Thermadyne Co., Term Loan B, due
                                                2/01/2001, 8.875% to 9/07/1995**                4,813,625      4,813,625
                  B         B1      3,000,000   Valcor Inc., Senior Notes, 9.625% due
                                                11/01/2003                                      3,000,000      2,790,000
                                                                                             ------------   ------------
                                                                                               15,046,032     14,802,069

Drug Stores--5.2% NR*       NR*     3,089,250   Duane Reade Co., Term Loan A, due
                                                9/30/1997, 8.875% to 11/30/1995**               3,089,250      3,089,250
                  NR*       Ba3     4,962,312   Thrifty Payless, Inc., Term Loan B,
                                                due 9/30/2001, 9.0625% to 9/22/1995**           4,962,312      4,962,312
                                                                                             ------------   ------------
                                                                                                8,051,562      8,051,562


Energy--1.2%      BB-       B1      2,000,000   Maxus Energy Corp., Senior Notes,
                                                9.375% due 11/01/2003                           1,917,703      1,880,000


Fertilizers       BB-       B1      3,750,000   Sherritt Gordon Ltd., Senior Notes,
--2.5%                                          9.75% due 4/01/2003                             3,762,500      3,787,500


Food &                                          American Italian Pasta, Term Loan B,
Beverage--                                      due 3/31/1999:**
12.6%             NR*       NR*     1,300,000     9.125% to 1/29/1996                           1,300,000      1,300,000
                  NR*       NR*     1,300,000     9% to 6/28/1996                               1,300,000      1,300,000
                  NR*       NR*     4,000,000   G. Heilman Brewing Co., Term Loan B,
                                                due 12/31/2000, 9.125% due 10/13/1995**         4,000,000      4,000,000
                                                President Baking Company, Inc., Term
                                                Loan B, due 9/30/2000:**

                  NR*       NR*         8,532     10.25% to 9/30/1995                               8,532          8,532
                  NR*       NR*     4,948,806     8.625% to 12/29/1995                          4,948,806      4,948,806
                  B+        B1      3,000,000   Royal Crown Corp., Senior Secured Notes,
                                                9.75% due 8/01/2000                             3,079,625      2,790,000
                                                Specialty Foods Corp., Term Loan B, due
                                                4/30/2001:**
                  NR*       B2      1,666,667     8.1875% to 9/21/1995                          1,666,667      1,666,667
                  NR*       B2      1,666,667     8.125% to 10/20/1995                          1,666,667      1,666,667
                  NR*       B2      1,666,666     8.0625% to 1/22/1996                          1,666,666      1,666,666
                                                                                             ------------   ------------
                                                                                               19,636,963     19,347,338


Forest            BB-       Ba3     2,000,000   Rainy River Forest Products, 10.75% due
Products--                                      10/15/2001                                      1,995,574      2,140,000
2.0%              BB        B1      1,000,000   Tembec Finance Corp., 9.875% due
                                                9/30/2005                                       1,000,000      1,000,000
                                                                                             ------------   ------------
                                                                                                2,995,574      3,140,000


Grocery--7.3%     B-        B3      4,000,000   Bruno's Supermarkets, 10.50% due
                                                8/01/2005                                       4,000,000      3,890,000
                  B+        NR*     3,959,000   Homeland Stores, Inc., Floating Rate
                                                Senior Secured Notes, 9.062% due
                                                2/28/1997 (1)                                   3,959,000      3,919,410
                  AAA       AAA     4,000,000   The Penn Traffic Company, Senior Notes,
                                                8.625% due 12/15/2003                           3,992,712      3,420,000
                                                                                             ------------   ------------
                                                                                               11,951,712     11,229,410


Health Services-- B         B2      1,000,000   Charter Medical Corp., Senior Sub-
3.8%                                            ordinated Notes, 11.25% due 4/15/2004           1,000,000      1,072,500
                  B-        B2      1,000,000   Integrated Health Services, Senior
                                                Subordinated Notes, 10.75% due 7/15/2004        1,000,000      1,065,000
                  B+        B1      4,040,000   MEDIQ/PRN Life Support Services Inc.,
                                                Senior Secured Notes, 11.125% due
                                                7/01/1999                                       4,103,860      3,757,200
                                                                                             ------------   ------------
                                                                                                6,103,860      5,894,700


Leasing & Rental  BB-       B1      2,000,000   The Scotsman Group, Inc., Senior Secured
Services--1.3%                                  Notes, 9.50% due 12/15/2000                     2,000,000      1,965,000


Leisure &         B-        B3      1,000,000   Alliance Entertainment Corp., 11.25% due
Entertainment                                   7/15/2005++                                     1,002,500        995,000
--0.6%


Manufacturing--   B-        B3      1,000,000   Crain Industries Inc., 13.50% due
0.7%                                            8/15/2005++                                     1,000,000      1,005,000

SCHEDULE OF INVESTMENTS (continued)
                   S&P     Moody's    Face                                                                     Value
INDUSTRIES        Rating    Rating   Amount           Corporate Debt Obligations                 Cost        (Note 1b)
Marking           B+        B2     $1,000,000   Monarch Acquisition Corp., 12.50% due
Devices--                                       7/01/2003++                                  $  1,000,000   $  1,015,000
0.7%


Metals--5.1%      B         B1      2,000,000   Algoma Steel, Inc., 12.375% due 7/15/2005       1,804,335      1,840,000
                  NR*       B1      1,000,000   Gulf States Steel Acquisition Corp.,
                                                13.50% due 4/15/2003++                            989,286        970,000
                  B         B2      2,000,000   Jorgensen (Earle M.) Co., New Senior
                                                Notes, 10.75% due 3/01/2000                     2,065,000      1,960,000
                  B+        B1      2,000,000   WCI Steel Inc., Senior Notes, 10.50%
                                                due 3/01/2002                                   2,000,000      1,960,000
                  B         B2      1,190,000   Weirton Steel Corp., Senior Notes, 10.75%
                                                due 6/01/2005++                                 1,172,371      1,094,800
                                                                                             ------------   ------------
                                                                                                8,030,992      7,824,800


Musical           NR*       B3      1,000,000   Selmer Co., Inc., 11% due 5/15/2005++           1,000,000        960,000
Instruments--0.6%


Nautical                                        Sperry Marine, Inc., Term Loan, due
Systems--                                       11/15/2000:**
1.9%              NR*       NR*     1,212,906     9.6875% to 9/29/1995                          1,212,906      1,212,906
                  NR*       NR*     1,648,984     9.125% to 12/29/1995                          1,648,984      1,648,984
                                                                                             ------------   ------------
                                                                                                2,861,890      2,861,890


Paper--15.4%                                    Fort Howard Corp., Term Loan B, due
                                                12/31/2002:**
                  NR*       Ba3     2,500,000     9% to 9/19/1995                               2,500,000      2,500,000
                  NR*       Ba3     2,500,000     8.88% to 12/19/1995                           2,500,000      2,500,000
                  B         B3      1,000,000   Gaylord Container Corp., Senior Notes,
                                                11.50% due 5/15/2001                              985,583      1,052,500
                                                Jefferson Smurfit/Container Corp. of
                                                America, Term Loan B, due 5/10/2002:**
                  NR*       B1        187,500     9.4375% to 9/25/1995                            187,500        187,500
                  NR*       NR*       816,666     8.9375% to 10/20/1995                           816,666        816,666
                  NR*       NR*     3,416,667     9.375% to 10/24/1995                          3,416,667      3,416,667
                  BB-       Ba3     1,000,000   Repap New Brunswick Inc., 9.875% due
                                                7/15/2000                                       1,000,000      1,000,000
                  NR*       Ba2     5,000,000   S.D. Warren Co., Term Loan B,
                                                due 12/19/2002, 8.94% to 9/25/1995 **           5,000,000      5,000,000
                                                Stone Container Corp., Term Loan B,
                                                due 4/01/2000:**
                  NR*       Ba3     3,450,000     9% to 9/08/1995                               3,450,000      3,450,000
                  NR*       Ba3     3,712,500     9% to 10/16/1995                              3,712,500      3,712,500
                                                                                             ------------   ------------
                                                                                               23,568,916     23,635,833


Printing &        NR*       NR*     2,496,728   Ziff Davis Acquisition Corp., Term
Publishing--3.1%                                Loan B, due 12/31/2001, 9.4375% to
                                                9/28/1995**                                     2,496,728      2,496,728
                  NR*       NR*     2,351,725   Ziff Davis Acquisition Corp., Term
                                                Loan C, due 12/31/2002, 9.9375% to
                                                9/28/1995**                                     2,351,725      2,351,725
                                                                                             ------------   ------------
                                                                                                4,848,453      4,848,453


Restaurants--     BB-       NR*     3,000,000   Host Marriott Corp., 9.50% due
1.9%                                            5/15/2005++                                     2,911,739      2,872,500


Retail--                                        Camelot Music, Inc., Term Loan B,
Specialty--                                     due 2/28/2001:**
13.2%             NR*       NR*     1,812,500     8.375% to 9/18/1995                           1,812,500      1,812,500

                  NR*       NR*     3,062,500     8.9375% to 9/21/1995                          3,062,500      3,062,500
                  B         B2      2,000,000   Color Tile Inc., Senior Notes, 10.75%
                                                due 12/15/2001                                  2,000,000        800,000
                                                Federated Department Stores, Term Loan,
                                                due 3/31/2000:**
                  NR*       Ba1     3,125,000     7.4375% to 9/25/1995                          3,125,000      3,125,000
                  NR*       Ba1     1,875,000     7% to 9/29/1995                               1,875,000      1,875,000
                  NR*       NR*     7,682,343   Saks & Co., Term Loan Tranche B, due
                                                6/30/2000, 9.25% to 11/09/1995**                7,682,343      7,682,343
                  B+        B1      2,000,000   Specialty Retailers, Inc., Series A,
                                                Senior Notes, 10% due 8/15/2000                 2,007,500      1,930,000
                                                                                             ------------   ------------
                                                                                               21,564,843     20,287,343


Security          NR*       NR*     3,143,760   Alert Centre Inc., Term Loan, due
Systems--                                       8/01/2001, 8.875% to 9/05/1995**                3,143,760      3,143,760
2.0%


Shipping--2.9%    BB-       Ba2     2,500,000   Eletson Holdings, Inc., First Preferred
                                                Shipping Mortgage Notes, 9.25% due
                                                11/15/2003                                      2,525,000      2,400,000
                  B+        Ba3     2,000,000   Viking Star Shipping, Inc., First
                                                Preferred Shipping Mortgage Notes,
                                                9.625% due 7/15/2003                            2,012,500      2,045,000
                                                                                             ------------   ------------
                                                                                                4,537,500      4,445,000


Utilities--1.0%   BB        Ba2     1,000,000   Cleveland Electric Illuminating Co.,
                                                9.50% due 5/15/2005                               998,114      1,001,400
                  B         Ba3       460,000   Public Service Company of New Mexico,
                                                10.30% due 1/15/2014                              436,328        473,685
                                                                                             ------------   ------------
                                                                                                1,434,442      1,475,085


Warehousing &     D         Caa     3,000,000   Americold Corp., First Mortgage Bonds,
Storage--1.9%                                   Series B, 11.50% due 3/01/2005                  3,067,500      2,910,000


                                                Total Corporate Debt Obligations--128.2%      200,378,488    197,349,238


                                     Shares
                                      Held                      Warrants


Metals--0.0%      NR*       NR*         1,000   Gulf States Steel Acquisition Corp. (a)            11,000          1,500


                                                Total Warrants--0.0%                               11,000          1,500

SCHEDULE OF INVESTMENTS (concluded)
SHORT-TERM                                                                                                     Value
SECURITIES                        Face Amount                  Issue                              Cost       (Note 1b)
Commercial                        $   413,000   General Electric Capital Corp., 5.82%
Paper ***--0.2%                                 due 9/01/1995                                $    413,000   $    413,000


                                                Total Short-Term Securities--0.2%                 413,000        413,000


                                                Total Investments--128.4%                    $200,802,488    197,763,738
                                                                                             ============
                                                Liabilities in Excess of Other
                                                Assets--(28.4%)                                              (43,793,233)
                                                                                                            ------------
                                                Net Assets--100.0%                                          $153,970,505
                                                                                                            ============


                 *Not Rated.
                **Floating or Variable Rate Corporate Loans--The interest rates on floating or variable rate corporate loans are subject to change periodically based on the change in the prime rate of a US Bank,
                  LIBOR (London Interbank Offered Rate), or, in some cases, another base lending rate. The interest rates shown are those in effect at
                  August 31, 1995.
               ***Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the
                  Portfolio.
               (1)Interest rate resets quarterly and is based on the three-month
                  LIBOR (London Interbank Offered Rate), plus an interest rate spread of three hundred basis points.
               (a)Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock. The purchase price and the number of shares are subject to adjustment under certain conditions until the expiration date.
                ++Restricted securities as to resale. The value of the Portfolio's investment in restricted securities was approximately $15,474,000, representing 10.05% of net assets.

                                                     Acquisition                     Value
                  Issue                                 Dates         Cost         (Note 1b)
                  Alliance Entertainment Corp.,
                  11.25% due 7/15/2005                7/20/1995     $1,002,500     $  995,000

                  Continental Cablevision, Inc.,
                  Senior Notes, 9.125%
                  due 11/01/2004                      7/17/1995      2,500,000      2,500,000

                  Crain Industries Inc.,
                  13.50% due 8/15/2005                8/15/2005      1,000,000      1,005,000

                  Granite Broadcasting Corp.,
                  10.375% due 5/15/2005               5/12/1995      1,000,000      1,013,750

                  Gulf States Steel
                  Acquisition Corp., 13.50%
                  due 4/15/2003                       4/12/1995        989,286        970,000

                  Harvard Industries, Inc.,
                  Senior Notes,
                  11.125% due 8/01/2005               7/25/1995      1,000,000      1,012,500

                  Host Marriott Corp., 9.50%         5/18/1995-
                  due 5/15/2005                       7/31/1995      2,911,739      2,872,500

                  Monarch Acquisition Corp.,
                  12.50% due 7/01/2003                6/23/1995      1,000,000      1,015,000

                  Selmer Co., Inc., 11%
                  due 5/15/2005                       5/18/1995      1,000,000        960,000

                  Walbro Corp., Senior Notes,
                  9.875% due 7/15/2005                7/21/1995        996,520        995,000

                  Weirton Steel Corp., Senior
                  Notes, 10.75% due 6/01/2005         6/05/1995      1,172,371      1,094,800

                  Young Broadcasting Corp.,
                  10.125% due 2/15/2005               6/07/1995      1,000,000      1,040,000

                  Total                                            $15,572,416    $15,473,550
                                                                   ===========    ===========


                  Ratings of issues shown have not been audited by Deloitte & Touche LLP.



                  See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of August 31, 1995
Assets:             Investments, at value (identified cost--$200,802,488)(Note 1b)                          $197,763,738
                    Cash                                                                                         224,051
                    Interest receivable                                                                        3,410,741
                    Deferred facility expense (Note 6)                                                            11,853
                    Deferred organization expenses (Note 1f)                                                      48,500
                    Prepaid expenses and other assets                                                              6,705
                                                                                                            ------------
                    Total assets                                                                             201,465,588
                                                                                                            ------------


Liabilities:        Payables:
                      Loans (Note 6)                                                       $ 45,000,000
                      Dividends to shareholders (Note 1g)                                       412,976
                      Interest on loans (Note 6)                                                213,538
                      Investment adviser (Note 2)                                                82,817
                      Commitment fees                                                            13,489       45,722,820
                                                                                           ------------
                    Deferred income (Note 1e)                                                                  1,697,866
                    Accrued expenses and other liabilities                                                        74,397
                                                                                                            ------------
                    Total liabilities                                                                         47,495,083
                                                                                                            ------------


Net Assets:         Net assets                                                                              $153,970,505
                                                                                                            ============



Capital:            Common Stock, par value $.10 per share; 200,000,000 shares
                    authorized (16,610,527 shares issued and outstanding)                                   $  1,661,053
                    Paid-in capital in excess of par                                                         155,927,256
                    Undistributed investment income--net                                                       2,527,660
                    Accumulated realized capital losses on investments--net (Note 7)                          (3,106,714)
                    Unrealized depreciation on investments--net                                               (3,038,750)
                                                                                                            ------------
                    Total capital--Equivalent to $9.27 net asset value per share of
                    Common Stock (market price--$9.00)                                                      $153,970,505
                                                                                                            ============


                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS
                    For the Year Ended August 31, 1995
Investment Income   Interest and discount earned                                                            $ 21,141,242
(Note 1e):          Facility and other fees                                                                      225,084
                                                                                                            ------------
                    Total income                                                                              21,366,326
                                                                                                            ------------


Expenses:           Loan interest expense (Note 6)                                                             3,900,781
                    Investment advisory fees (Note 2)                                                          1,056,899
                    Professional fees                                                                            101,510
                    Facility fee amortization (Note 6)                                                            95,378
                    Accounting services (Note 2)                                                                  90,536
                    Borrowing costs (Note 6)                                                                      76,307
                    Printing and shareholder reports                                                              53,707
                    Transfer agent fees (Note 2)                                                                  26,026
                    Directors' fees and expenses                                                                  24,544
                    Custodian fees                                                                                21,924
                    Amortization of organization expenses (Note 1f)                                               15,730
                    Pricing services                                                                               4,853
                    Listing fees                                                                                     250
                    Other                                                                                         86,317
                                                                                                            ------------
                    Total expenses                                                                             5,554,762
                                                                                                            ------------
                    Investment income--net                                                                    15,811,564
                                                                                                            ------------


Realized &          Realized loss on investments--net                                                         (1,837,439)
Unrealized Gain     Change in unrealized depreciation on investments--net                                      1,061,216
(Loss) on                                                                                                   ------------
Investments         Net Increase in Net Assets Resulting from Operations                                    $ 15,035,341
--Net (Notes 1c,                                                                                            ============
1e & 3):


                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                          For the Period
                                                                                             For the       September 24,
                                                                                            Year Ended       1993++ to
                                                                                            August 31,       August 31,
                    Increase (Decrease) in Net Assets:                                         1995             1994
Operations:         Investment income--net                                                $  15,811,564    $  13,177,415
                    Realized loss on investments--net                                        (1,837,439)      (1,269,275)
                    Change in unrealized depreciation on investments--net                     1,061,216       (4,099,966)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     15,035,341        7,808,174
                                                                                           ------------     ------------


Dividends to        Investment income--net                                                  (14,716,379)     (11,744,940)
Shareholders                                                                               ------------     ------------
(Note 1g):
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                            (14,716,379)     (11,744,940)
                                                                                           ------------     ------------


Capital Share       Value of shares issued to Common Stock shareholders in
Transactions        reinvestment of dividends                                                        --      157,700,000
(Note 4):           Offering costs resulting from the issuance of Common Stock                       --         (211,698)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from capital share
                    transactions                                                                     --      157,488,302
                                                                                           ------------     ------------


Net Assets:         Total increase in net assets                                                318,962      153,551,536
                    Beginning of period                                                     153,651,543          100,007
                                                                                           ------------     ------------
                    End of period*                                                         $153,970,505     $153,651,543
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  2,527,660     $  1,432,475
                                                                                           ============     ============

                  ++Commencement of Operations.

                    See Notes to Financial Statements.

STATEMENT OF CASH FLOWS
                    For the Year Ended August 31, 1995
Cash Provided by    Net increase in net assets resulting from operations                                    $ 15,035,341
Operating           Adjustments to reconcile net increase in net assets
Activities:         resulting from operations to net cash provided by
                    operating activities:
                      Decrease in receivables                                                                    712,133
                      Decrease in other assets                                                                   162,281
                      Decrease in other liabilities                                                             (139,183)
                      Realized and unrealized loss on investments--net                                           776,223
                      Amortization of discount                                                                  (215,463)
                                                                                                            ------------
                    Net cash provided by operating activities                                                 16,331,332
                                                                                                            ------------


Cash Provided by    Proceeds from sales of long-term investments                                             118,321,987
Investing           Purchases of long-term investments                                                      (106,101,208)
Activities:         Purchases of short-term investments                                                     (292,692,792)
                    Proceeds from sales and maturities of short-term investments                             294,143,338
                                                                                                            ------------
                    Net cash provided by investing activities                                                 13,671,325
                                                                                                            ------------


Cash Used for       Short-term borrowings                                                                    (15,000,000)
Financing           Dividends paid to shareholders                                                           (14,778,606)
Activities:                                                                                                 ------------
                    Net cash used for financing activities                                                   (29,778,606)
                                                                                                            ------------


Cash:               Net increase in cash                                                                         224,051
                    Cash at beginning of year                                                                         --
                                                                                                            ------------
                    Cash at end of year                                                                     $    224,051
                                                                                                            ============


Cash Flow           Cash paid for interest                                                                  $  3,796,492
Information:                                                                                                ============



                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
                    The following per share data and ratios have been derived
                    from information provided in the financial statements.                   For the      For the Period
                                                                                           Year Ended    Sept. 24, 1993++
                    Increase (Decrease) in Net Asset Value:                               Aug. 31, 1995  to Aug. 31, 1994
Per Share           Net asset value, beginning of period                                   $       9.25     $       9.50
Operating                                                                                  ------------     ------------
Performance:        Investment income--net                                                          .95              .79
                    Realized and unrealized loss on investments--net                               (.04)            (.32)
                                                                                           ------------     ------------
                    Total from investment operations                                                .91              .47
                                                                                           ------------     ------------
                    Less dividends from investment income--net                                     (.89)            (.71)
                                                                                           ------------     ------------
                    Capital charge resulting from the issuance of Common Stock                       --             (.01)
                                                                                           ------------     ------------
                    Net asset value, end of period                                         $       9.27     $       9.25
                                                                                           ============     ============
                    Market price per share, end of period                                  $       9.00     $      8.875
                                                                                           ============     ============


Total Investment    Based on net asset value per share                                           10.77%            5.08%+++
Return:**                                                                                  ============     ============
                    Based on market price per share                                              12.09%           (4.22%)+++
                                                                                           ============     ============


Ratios to           Expenses, net of reimbursement and excluding interest expense                 1.08%            1.51%*
Average Net                                                                                ============     ============
Assets:             Expenses, net of reimbursement                                                3.63%            2.17%*
                                                                                           ============     ============
                    Expenses                                                                      3.63%            2.34%*
                                                                                           ============     ============
                    Investment income--net                                                       10.35%            7.14%*
                                                                                           ============     ============


Supplemental        Net assets, end of period (in thousands)                               $    153,971     $    153,652
Data:                                                                                      ============     ============
                    Portfolio turnover                                                           51.51%           52.37%
                                                                                           ============     ============

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, result in substantially different returns. Total investment returns exclude the effects of sales loads.
                  ++Commencement of Operations.
                 +++Aggregate total investment return.



                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Senior High Income Portfolio II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol SAL.

(a) Corporate debt obligations--The Fund invests principally in senior debt obligations ("Senior Debt") of companies, including corporate loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks, the Fund's investment in corporate loans could be considered concentrated in financial institutions.

(b) Valuation of investments--Portfolio securities are valued on the basis of prices furnished by one or more pricing services, which determine prices for normal, institutional-size trading units. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which there were no sales during the day. The value of interest rate swaps, caps, and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund. Since corporate loans are purchased and sold primarily at par value, the Fund values the loans at par, unless Fund Asset Management, L.P. ("FAM") determines par does not represent fair value. In the event such a determination is made, fair value will be determined in accordance with guidelines approved by the Fund's Board of Directors. Obligations with remaining maturities of sixty days or less are valued at amortized cost unless this method no longer produces fair valuations.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction is less than or exceeds the premiums paid or received).

Written and purchased options are non-income producing investments.

* Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. Facility fees are accreted to income over the term of the related loan. For income tax purposes as of September 1, 1994, the corporate loans are treated as discount obligations.

(f) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(g) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in other periods to permit the Fund to maintain a more stable level of distributions.


2. Investment Advisory Agreement with Affiliates:
The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

Accounting services are provided to the Fund by FAM at cost.

During the year ended August 31, 1995, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce,
Fenner & Smith Inc. ("MLPF&S"), $2,724 for security price quotations to compute the net asset value of the Fund.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLPF&S, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1995 were $106,101,208 and $118,321,987, respectively.

Net realized and unrealized losses as of August 31, 1995 were as follows:


                                   Realized      Unrealized
                                    Losses         Losses

Long-term investments            $(1,836,477)   $(3,038,750)
Short-term investments                  (962)            --
                                 -----------    -----------
Total                            $(1,837,439)   $(3,038,750)
                                 ===========    ===========


As of August 31, 1995, net unrealized depreciation for financial reporting and Federal income tax purposes aggregated $3,038,750, of which $1,273,932 related to appreciated securities and $4,312,682 related to depreciated securities. The aggregate cost of investments at August 31, 1995 for Federal income tax purposes was $200,802,488.

4. Capital Share Transaction:
The Fund is authorized to issue 200,000,000 shares of capital stock par value $.10, all of which are initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

For the year ended August 31, 1995, shares issued and outstanding remained constant at 16,610,527. At August 31, 1995, total paid-in capital amounted to $157,588,309.

5. Unfunded Loan Interests:
As of August 31, 1995, the Fund had unfunded loan commitments of $2,500,000, which would be extended at the option of the borrower, pursuant to the following loan agreements:


                                             Unfunded Commitment
Borrower                                        (in thousands)

Marcus Cable Co.                                      $2,500

NOTES TO FINANCIAL STATEMENTS (concluded)

6. Short-Term Borrowings:
On October 26, 1993, the Fund entered into a credit facility with a syndicate of banks led by The Bank of New York consisting of a one-year $60,000,000 revolving credit facility bearing interest on outstanding balances at an alternate base rate plus 0.20% and/or LIBOR plus 1.20% and a two-year $20,000,000 term loan facility bearing interest on outstanding balances at an alternate base rate plus 0.45% and/or LIBOR plus 1.25%. On October 20, 1994, this credit facility and all outstanding balances thereunder were refinanced by a one-year $80,000,000 revolving credit facility extended by a syndicate of banks led by The Bank of New York and bearing interest on outstanding balances at the Federal Funds rate plus 1.00% and/or an alternate base rate plus 0% and/or LIBOR plus 1.00%. For the year ended August 31, 1995, the maximum amount borrowed was $77,000,000, the average amount borrowed was approximately $58,512,000 and the daily weighted average interest rate was 6.67%. For the year ended August 31, 1995, facility and commitment fees aggregated approximately $171,685.


7. Capital Loss Carryforward:
At August 31, 1995, the Fund had a net capital loss carryforward of approximately $1,273,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

 UNAUDITED FINANCIAL STATEMENTS FOR SENIOR STRATEGIC INCOME FUND, INC. FOR THE
                     SIX-MONTH PERIOD ENDED AUGUST 31, 1995

SCHEDULE OF INVESTMENTS
                  S&P     Moody's     Face                                                                         Value
INDUSTRIES       Rating    Rating    Amount              Corporate Debt Obligations                Cost          (Note 1b)
Aerospace--2.8%   BB-     Ba3     $2,000,000    BE Aerospace Inc., Senior Notes, 9.75%
                                                due 3/01/2003                                  $ 1,937,065      $ 2,000,000


Automotive        B       B2       1,500,000    Harvard Industries, Inc., Senior Notes,
Products--5.0%                                  12% due 7/15/2004                                1,500,000        1,578,750
                  B       B2       1,000,000    JPS Automotive Products Corp., Senior
                                                Notes, 11.125% due 6/15/2001                     1,000,000          995,000
                  NR+++   NR+++    1,000,000  ++Walbro Corp., Senior Notes, 9.875% due
                                                7/15/2005                                          996,520          995,000
                                                                                               -----------      -----------
                                                                                                 3,496,520        3,568,750


Broadcast/        B-      B3       1,000,000  ++Granite Broadcasting Corp., Senior Sub
Media--4.3%                                     Notes, 10.375% due 5/15/2005                     1,000,000        1,013,750
                  B       Caa      1,000,000    Marcus Cable Co., Term Loan B, due
                                                4/30/2004, 10.25% to 9/30/1995*                  1,000,000        1,000,000
                  NR+++   B2       1,000,000  ++Young Broadcasting Corp., Senior Notes,
                                                10.125% due 2/15/2005                            1,000,000        1,040,000
                                                                                               -----------      -----------
                                                                                                 3,000,000        3,053,750

Building &        B       B2       1,000,000    NVR, Inc., Senior Notes, 11% due 4/15/2003         990,975          972,500
Construction--    B-      B2       2,000,000    Presley Companies, Senior Notes, 12.50%
5.0%                                            due 7/01/2001                                    2,000,000        1,660,000
                  B+      Ba3      1,000,000    US Homes Corp., Senior Notes, 9.75% due
                                                6/15/2003                                          954,505          985,000
                                                                                               -----------      -----------
                                                                                                 3,945,480        3,617,500


Building          BB-     Ba3      1,000,000    Schuller International Group, Senior Notes,
Products--1.5%                                  10.875% due 12/15/2004                           1,000,000        1,097,500


Casinos--2.8%                                   Harrah's Jazz Company, Term Loan B, due
                                                9/30/1999:*
                  NR+++   NR+++      333,333      9.125% to 10/23/1995                             333,333          333,333
                  NR+++   NR+++      666,667      9.1875% to 12/21/1995                            666,667          666,667
                  BB      Ba3      1,000,000  ++Players International Inc., Senior Notes,
                                                10.875% due 4/15/2005                            1,000,000          985,000
                                                                                               -----------      -----------
                                                                                                 2,000,000        1,985,000


Chemicals--5.8%   BB+     Ba2        500,000    Borden Chemicals and Plastic, L.P., Senior
                                                Notes, 9.50% due 5/01/2005                         500,000          502,500
                  NR+++   NR+++    1,500,000    Freedom Chemical Co., Term Loan B, due
                                                6/30/2002, 9.1875% to 10/27/1995*                1,500,000        1,500,000
                  BB-     B1       2,000,000    Huntsman Chemical Corp., Senior Notes,
                                                11% due 4/15/2004                                2,000,000        2,165,000
                                                                                               -----------      -----------
                                                                                                 4,000,000        4,167,500


Computers--2.3%   BB-     Ba3      1,500,000    Dell Computer Corp., Senior Notes, 11%
                                                due 8/15/2000                                    1,528,125        1,646,250


Consumer          B+      Ba3      1,000,000    Coty Inc., Senior Sub Notes, 10.25% due
Products--2.1%                                  5/01/2005                                        1,000,000        1,030,000
                  B+      B2       1,000,000    Drypers Corp., Senior Notes, 12.50%
                                                due 11/01/2002                                   1,055,000          450,000
                                                                                               -----------      -----------
                                                                                                 2,055,000        1,480,000

Diversified                                     InterMetro Industries, Term Loan B, due
Manufacturing--                                 7/02/2001:*
13.3%             NR+++   NR+++      612,072      8.875% to 1/03/1995                              612,072          612,072
                  NR+++   NR+++      173,904      8.875% to 9/05/1995                              173,904          173,904
                                                InterMetro Industries, Term Loan C, due
                                                12/31/2002:*
                  NR+++   NR+++      253,026      9.375% to 9/05/1995                              253,026          253,026
                  NR+++   NR+++      890,552      9.375% to 1/03/1996                              890,552          890,552
                  B+      B2       1,000,000    JB Poindexter & Co., Inc., Senior Notes,
                                                12.50% due 5/15/2004                               995,324          940,000

                  NR+++   NR+++    6,649,750    Thermadyne Company, Term Loan B, due
                                                2/01/2001, 8.875% to 9/07/1995*                  6,649,750        6,649,750
                                                                                               -----------      -----------
                                                                                                 9,574,628        9,519,304


Drug              NR+++   Ba3      2,115,698    Thrifty Payless, Inc., Term Loan B,
Stores--2.9%                                    due 9/30/2001,* 9.0625% to 9/22/1995             2,115,698        2,115,698


Electrical                                      Berg Electronics Inc., Term Loan B,
Instruments                                     due 3/31/2001:*
--4.1%            NR+++   NR+++       12,500      8.94% to 9/25/1995                                12,500           12,500
                  NR+++   NR+++    2,950,000      8.94% to 11/27/1995                            2,950,000        2,950,000
                                                                                               -----------      -----------
                                                                                                 2,962,500        2,962,500


Energy--6.7%      BB-     B1       2,500,000    Ferrellgas Partners, L.P., Senior Notes,
                                                Series B, 9% due 8/01/2001***                    2,489,039        2,493,750
                  B       B3       2,500,000    Gerrity Oil Corp., Senior Sub Notes,
                                                11.75% due 7/15/2004                             2,500,000        2,300,000
                                                                                               -----------      -----------
                                                                                                 4,989,039        4,793,750


Forest            BB      Ba3      1,000,000    Rainy River Forest Products, Senior
Products--2.9%                                  Notes, 10.75% due 10/15/2001                       997,787        1,070,000
                  BB      B1       1,000,000    Tembec Finance Corp., Senior Notes,
                                                9.875% due 9/30/2005                             1,000,000        1,000,000
                                                                                               -----------      -----------
                                                                                                 1,997,787        2,070,000


Grocery--5.4%     B-      B3       2,000,000    Brunos, Inc., Senior Sub Notes, 10.50%
                                                due 8/01/2005                                    2,000,000        1,945,000
                  B+      NR+++    1,979,000    Homeland Stores, Inc., Floating Rate
                                                Notes, 9.0625% due 2/28/1997***                  1,979,000        1,959,210
                                                                                               -----------      -----------
                                                                                                 3,979,000        3,904,210

Health            B       B2       2,000,000    Charter Medical Corp., Senior Sub Notes,
Services--7.9%                                  11.25% due 4/15/2004                             2,000,000        2,145,000
                  B       B1       1,000,000    Integrated Health Services, Inc., 10.75%
                                                due 7/15/2004                                    1,000,000        1,065,000
                  B       B1       2,650,000    MEDIQ/PRN Life Support Services Inc.,
                                                Senior Secured Notes, 11.125% due
                                                7/01/1999                                        2,659,125        2,464,500
                                                                                               -----------      -----------
                                                                                                 5,659,125        5,674,500


Leisure & Enter-  B       B3       1,000,000    Plitt Theatres, Inc., Senior Sub Notes,
tainment--1.4%                                  10.875% due 6/15/2004                            1,000,000          980,000


Manufacturing     B-      B3       1,000,000  ++Crain Industries, Inc., Senior Sub Notes,
--1.4%                                          13.50% due 8/15/2005                             1,000,000        1,005,000


Marking           B+      B2       1,000,000  ++Monarch Acquisitions Corp., Senior Notes,
Devices--1.4%                                   12.50% due 7/01/2003                             1,000,000        1,015,000


Metals--8.0%      B       B1       1,000,000    Algoma Steel Inc., Senior Notes, 12.375%
                                                due 7/15/2005                                      902,167          920,000
                  B       B1       1,000,000  ++Gulf States Steel Corp., Senior Notes,
                                                13.50% due 4/15/2003                               989,286          970,000
                  B+      B3       1,000,000    Renco Metals Inc., Senior Notes, 12% due
                                                7/15/2000                                          985,999        1,050,000
                  B-      B3       2,000,000    Russel Metals Inc., Senior Notes, 10.25%
                                                due 6/15/2000                                    1,968,817        1,855,000
                  B       B2       1,000,000  ++Weirton Steel Corp., Senior Notes,
                                                10.75% due 6/01/2005                               985,186          920,000
                                                                                               -----------      -----------
                                                                                                 5,831,455        5,715,000


Musical           NR+++   B1       1,000,000  ++Selmer Co., Inc., Senior Notes, 11%
Instruments--1.3%                               due 5/15/2005                                    1,000,000          960,000

SCHEDULE OF INVESTMENTS (concluded)
                  S&P    Moody's      Face                                                                         Value
INDUSTRIES       Rating   Rating     Amount              Corporate Debt Obligations                Cost          (Note 1b)
Paper--24.0%                                    Fort Howard Corp., Term Loan B, due
                                                12/31/2002:*
                  NR+++   NR+++  $ 1,500,000      9% to 9/19/1995                             $  1,500,000     $  1,500,000
                  NR+++   NR+++    1,500,000      8.88% to 12/19/1995                            1,500,000        1,500,000
                  B       B3       1,000,000    Gaylord Container Corp., Senior Notes,
                                                11.50% due 5/15/2001                             1,022,500        1,052,500
                                                Jefferson Smurfit/Container Corp. of
                                                America, Term Loan B, due 4/30/2002:
                  NR+++   NR+++      187,500      9.4375% to 9/25/1995                             187,500          187,500
                  NR+++   NR+++      816,667      8.9375% to 10/20/1995                            816,667          816,667
                  NR+++   NR+++    3,416,667      9.375% to 10/24/1995                           3,416,667        3,416,667
                  BB-     Ba3      1,000,000    Repap New Brunswick, Senior Secured
                                                Notes, 9.875% due 7/15/2000                      1,000,000        1,000,000
                  NR+++   NR+++    3,000,000    S.D. Warren Co., Term Loan B, due
                                                12/19/2002, 8.94% to 9/25/1995*                  3,000,000        3,000,000
                                                Stone Container Corp., Term Loan B,
                                                due 4/01/2000:*
                  NR+++   NR+++    2,300,000      9% to 9/18/1995                                2,300,000        2,300,000
                  NR+++   NR+++    2,475,000      9% to 10/16/1995                               2,475,000        2,475,000
                                                                                               -----------      -----------
                                                                                                17,218,334       17,248,334


Printing &        NR+++   NR+++    1,498,037    Ziff Davis Acquisition Corp., Term Loan B,
Publishing--4.0%                                due 12/31/2001, 9.4375% to 9/28/1995*            1,498,037        1,498,037
                  NR+++   NR+++    1,411,035    Ziff Davis Acquisition Corp., Term Loan C,
                                                due 12/31/2002, 9.9375% to 9/28/1995*            1,411,035        1,411,035
                                                                                               -----------      -----------
                                                                                                 2,909,072        2,909,072


Restaurants       BB-     B1       1,000,000  ++Host Marriott Corp., Senior Secured
--1.3%                                          Notes, 9.50% due 5/15/2005                         963,953          957,500


Retail--          CCC+    B2       2,000,000    Color Tile, Inc., Senior Notes, 10.75%
Specialty--4.6%                                 due 12/15/2001                                   1,973,760          800,000
                  NR+++   NR+++    2,487,778    Saks & Co., Term Loan B, due 6/30/2000,
                                                9.25% to 11/09/1995*                             2,487,778        2,487,778
                                                                                               -----------      -----------
                                                                                                 4,461,538        3,287,778

Security          NR+++   NR+++      838,948    Alert Centre Inc., Term Loan, due 8/01/2001,
Systems--1.2%                                   8.875% to 9/05/1995*                               838,948          838,948


Shipping--1.3%    BB-     Ba2      1,000,000    Eletson Holdings, Senior Notes, 9.25% due
                                                11/15/2003                                         920,686          960,000


Utilities--2.1%   BB      Ba2      1,000,000    Cleveland Electric Illuminating Company,
                                                First Mortgage Notes, 9.50% due 5/15/2005***       998,114        1,001,400
                  BB-     B1         460,000    First PV Funding Corp., Senior Notes,
                                                10.30% due 1/15/2014                               452,137          473,685
                                                                                               -----------      -----------
                                                                                                 1,450,251        1,475,085


Warehousing &     NR+++   NR+++    3,000,000    Pierce Leahy Corp., Term Loan B, due
Storage--4.2%                                   6/30/2001, 9.125% to 9/29/1995*                  3,000,000        3,000,000


                                                Total Investments in Corporate Debt
                                                Obligations--131.0%                             95,834,204       94,007,929



                                      Shares
                                       Held                     Warrants

Metals--0.0%      NR+++   NR+++        1,000    Gulf States Steel Corp. (a)                         11,000            1,500


                                                  Total Investments in Warrants--0.0%               11,000            1,500

                                       Face
                                      Amount              Short-Term Securities
Commercial                        $  907,000    General Electric Capital Corp., 5.82%
Paper**--1.2%                                   due 9/01/1995                                      907,000          907,000



                                                Total Investments in Short-Term Securities
                                                --1.2%                                             907,000          907,000


                                                Total Investments--132.2%                      $96,752,204       94,916,429
                                                                                               ===========
                                                Liabilities in Excess of Other Assets--
                                                (32.2%)                                                         (23,135,519)
                                                                                                                -----------
                                                Net Assets--100.0%                                              $71,780,910
                                                                                                                ===========


               (a)Warrants entitle the Fund to purchase a predetermined number of shares of common stock/face amount of bonds. The purchase price and the number of shares/face amount are subject to adjustment under certain conditions until the expiration date.
                 *Floating or Variable Rate Corporate Loans--The interest rates on floating or variable rate corporate loans are subject to change periodically based on the change in the prime rate of a US Bank,
                  LIBOR (London Interbank Offered Rate), or, in some cases, another base lending rate. The interest  rates shown are those in effect at
                  August 31, 1995.
                **Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.
               ***Floating or Variable Rate Corporate Bonds--The interest rates on floating or variable rate corporate bonds are subject to change periodically based on the change in the prime rate of a US Bank,
                  LIBOR (London Interbank Offered Rate), or, in some cases, another base lending rate. The interest rates shown are those in effect at
                  August 31, 1995.
               +++Not Rated.
                ++Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $8,866,000, representing 12.4% of net assets.

                                                                          Acquisition                      Value
                  Issue                                                       Date           Cost        (Note 1b)
                  Crain Industries, Inc.,
                  Senior Sub Notes, 13.50% due 8/15/2005                    8/22/1995     $1,000,000     $1,005,000
                  Granite Broadcasting Corp.,
                  Senior Sub Notes, 10.375% due 5/15/2005                   5/12/1995      1,000,000      1,013,750
                  Gulf States Steel Corp.,
                  Senior Notes, 13.50% due 4/15/2003                        4/12/1995        989,286        970,000
                  Host Marriott Corp.,
                  Senior Secured Notes, 9.50% due 5/15/2005                 5/18/1995        963,953        957,500
                  Monarch Acquisitions Corp.,
                  Senior Notes, 12.50% due 7/01/2003                        6/23/1995      1,000,000      1,015,000
                  Players International Inc.,
                  Senior Notes, 10.875%, due 4/15/2005                      4/10/1995      1,000,000        985,000
                  Selmer Co., Inc., Senior Notes, 11% due 5/15/2005         5/18/1995      1,000,000        960,000
                  Weirton Steel Corp., Senior Notes, 10.75% due 6/01/2005   6/05/1995        985,186        920,000
                  Walbro Corp., Senior Notes, 9.875% due 7/15/2005          7/21/1995        996,520        995,000
                  Young Broadcasting Corp.,
                  Senior Notes, 10.125% due 2/15/2005                       6/07/1995      1,000,000      1,040,000

                  Total                                                                   $9,934,945     $9,861,250
                                                                                          ==========     ==========


                  See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                    As of August 31, 1995
Assets:             Investments, at value (identified cost--$96,752,204)
                    (Note 1b)                                                                               $ 94,916,429
                    Cash                                                                                           1,907
                    Interest receivable                                                                        1,614,136
                    Deferred facility expense (Note 6)                                                             6,247
                    Deferred organization expense (Note 1f)                                                       83,551
                    Prepaid expenses and other assets                                                              1,016
                                                                                                            ------------
                    Total assets                                                                              96,623,286
                                                                                                            ------------


Liabilities:        Payables:
                      Loans (Note 6)                                                       $ 24,000,000
                      Dividends to shareholders (Note 1g)                                       198,885
                      Interest on loans (Note 6)                                                110,597
                      Investment adviser (Note 2)                                                39,023
                      Commitment fees                                                             4,222       24,352,727
                                                                                           ------------
                    Deferred income (Note 1e)                                                                    483,431
                    Accrued expenses and other liabilities                                                         6,218
                                                                                                            ------------
                    Total liabilities                                                                         24,842,376
                                                                                                            ------------


Net Assets:         Net assets                                                                              $ 71,780,910
                                                                                                            ============


Capital:            Common Stock, par value $.10 per share; 200,000,000 shares
                    authorized (7,750,527 shares issued and outstanding)                                    $    775,053
                    Paid-in capital in excess of par                                                          72,670,947
                    Undistributed investment income--net                                                         935,300
                    Accumulated realized capital losses on investments--net                                     (764,615)
                    Unrealized depreciation on investments--net                                               (1,835,775)
                                                                                                            ------------
                    Total capital--Equivalent to $9.26 net asset value per share of
                    Common Stock (market price--$9.125)                                                     $ 71,780,910
                                                                                                            ============

                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS
                    For the Six Months Ended August 31, 1995
Investment Income   Interest and discount earned                                                            $  4,977,913
(Note 1e):                                                                                                  ------------

Expenses:           Loan interest expense (Note 6)                                                               775,868
                    Investment advisory fees (Note 2)                                                            237,873
                    Professional fees                                                                             54,283
                    Accounting services (Note 2)                                                                  27,547
                    Printing and shareholder reports                                                              26,645
                    Facility fee amortization (Note 6)                                                            13,594
                    Directors' fees and expenses                                                                  12,317
                    Borrowing costs (Note 6)                                                                      12,292
                    Amortization of organization expenses (Note 1f)                                                9,718
                    Custodian fees                                                                                 6,021
                    Transfer agent fees (Note 2)                                                                   5,901
                    Pricing services                                                                               1,509
                    Listing fees                                                                                     119
                    Other                                                                                          9,978
                                                                                                            ------------
                    Total expenses                                                                             1,193,665
                                                                                                            ------------
                    Investment income--net                                                                     3,784,248
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                             79,005
Unrealized          Change in unrealized depreciation on investments--net                                       (321,109)
Gain (Loss) on                                                                                              ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  3,542,144
(Notes 1c,                                                                                                  ============
1e & 3):


                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Six     For the Period
                                                                                           Months Ended    April 8, 1994++
                                                                                            August 31,     to February 28,
                    Increase (Decrease) in Net Assets:                                         1995             1995
Operations:         Investment income--net                                                 $  3,784,248     $  6,262,806
                    Realized gain (loss) on investments--net                                     79,005         (706,692)
                    Change in unrealized depreciation on investments--net                      (321,109)      (1,514,666)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      3,542,144        4,041,448
                                                                                           ------------     ------------


Dividends &         Investment income--net                                                   (3,612,800)      (5,498,954)
Distributions to    Realized gain on investments--net                                                --         (136,928)
Shareholders                                                                               ------------     ------------
(Note 1g):
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (3,612,800)      (5,635,882)
                                                                                           ------------     ------------


Capital Share       Net proceeds from issuance of Common Stock                                       --       73,530,000
Transactions        Offering costs resulting from the issuance of Common Stock                       --         (184,007)
(Note 4):                                                                                  ------------     ------------
                    Net increase in net assets resulting from capital share
                    transactions                                                                     --       73,345,993
                                                                                           ------------     ------------


Net Assets:         Total increase (decrease) in net assets                                     (70,656)      71,751,559
                    Beginning of period                                                      71,851,566          100,007
                                                                                           ------------     ------------
                    End of period*                                                         $ 71,780,910     $ 71,851,566
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $    935,300     $    763,852
                                                                                           ============     ============

                  ++Commencement of Operations.

                    See Notes to Financial Statements.

STATEMENT OF CASH FLOWS

                    For the Six Months Ended August 31, 1995
Cash Provided       Net increase in net assets resulting from operations                                    $  3,542,144
by Operating        Adjustments to reconcile net increase in net assets resulting from
Activities:         operations to net cash provided
                    by operating activities:
                      Increase in receivables                                                                    115,654
                      Increase in other liabilities                                                             (150,559)
                      Realized and unrealized loss on investments--net                                           242,104
                      Amortization of premium and discount                                                        (9,275)
                                                                                                            ------------
                    Net cash provided by operating activities                                                  3,740,068
                                                                                                            ------------


Cash Used for       Proceeds from sales of long-term investments                                              30,403,554
Investing           Purchases of long-term investments                                                       (32,826,136)
Activities:         Purchases of short-term investments                                                      (77,542,428)
                    Proceeds from sales and maturities of short-term investments                              76,818,000
                                                                                                            ------------
                    Net cash used for investing activities                                                    (3,147,010)
                                                                                                            ------------


Cash Used for       Dividends paid to shareholders                                                            (3,638,215)
Financing           Short-term borrowings                                                                      3,000,000
Activities:                                                                                                 ------------
                    Net cash used for financing activities                                                      (638,215)
                                                                                                            ------------


Cash:               Net decrease in cash                                                                         (45,157)
                    Cash at beginning of period                                                                   47,064
                                                                                                            ------------
                    Cash at end of period                                                                   $      1,907
                                                                                                            ============


Cash Flow           Cash paid for interest                                                                  $    779,171
Information:                                                                                                ============


                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
                    The following per share data and ratios have been derived             For the Six      For the Period
                    from information provided in the financial statements.               Months Ended     April 8, 1994++
                                                                                           Aug. 31,         to Feb. 28,
                    Increase (Decrease) in Net Asset Value:                                   1995              1995
Per Share           Net asset value, beginning of period                                   $       9.27     $       9.50
Operating                                                                                  ------------     ------------
Performance:        Investment income--net                                                          .49              .81
                    Realized and unrealized loss on investments--net                               (.03)            (.29)
                                                                                           ------------     ------------
                    Total from investment operations                                                .46              .52
                                                                                           ------------     ------------
                    Less dividends and distributions from:
                      Investment income--net                                                       (.47)            (.71)
                      Realized gain on investments--net                                              --             (.02)
                                                                                           ------------     ------------
                    Total dividends and distributions                                              (.47)            (.73)
                                                                                           ------------     ------------
                    Capital charge resulting from the issuance of Common Stock                       --             (.02)
                                                                                           ------------     ------------
                    Net asset value, end of period                                         $       9.26     $       9.27
                                                                                           ============     ============
                    Market price per share, end of period                                  $      9.125     $      9.125
                                                                                           ============     ============


Total Investment    Based on net asset value per share                                            5.22%+++         5.73%+++
Return:**                                                                                  ============     ============
                    Based on market price per share                                               5.34%+++        (1.13%)+++
                                                                                           ============     ============


Ratios to Average   Expenses, net of reimbursement and excluding interest expense                 1.04%*            .65%*
Net Assets:                                                                                ============     ============
                    Expenses, net of reimbursement                                                2.97%*           2.15%*
                                                                                           ============     ============
                    Expenses                                                                      2.97%*           2.44%*
                                                                                           ============     ============
                    Investment income--net                                                        9.40%*           8.42%*
                                                                                           ============     ============


Supplemental        Net assets, end of period (in thousands)                               $     71,781     $     71,852
Data:                                                                                      ============     ============
                    Portfolio turnover                                                           32.79%           33.38%
                                                                                           ============     ============

                  ++Commencement of Operations.
                 +++Aggregate total investment return.
                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.

                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Senior Strategic Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol SSN.

(a) Corporate debt obligations--The Fund invests principally in senior debt obligations ("Senior Debt") of companies, including corporate loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes.

(b) Valuation of investments--Portfolio securities are valued on the basis of prices furnished by one or more pricing services, which determine prices for normal, institutional-size trading units. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps, and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund. Since corporate loans are purchased and sold primarily at par value, the Fund values the loans at par, unless Fund Asset Management, L.P. ("FAM") determines par does not represent fair value. In the event such a determination is made, fair value will be determined in accordance with guidelines approved by the Fund's Board of Directors. Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value, unless this method no longer produces fair valuations.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell stock index futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written.

When a security is sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

NOTES TO FINANCIAL STATEMENTS (concluded)


* Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. Facility fees are accreted to income over the term of the related loan.

(f) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(g) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in other periods to permit the Fund to maintain a more stable level of distributions.

2. Investment Advisory Agreement with Affiliates:
The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

Accounting services are provided to the Fund by FAM at cost.

During the six months ended August 31, 1995, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch,
Pierce, Fenner & Smith Inc. ("MLPF&S"), $181 for security price quotations to compute the net asset value of the Fund.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLPF&S, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for six months ended August 31, 1995 were $32,826,136 and $30,403,554, respectively.

Net realized and unrealized gains (losses) as of August 31, 1995 were as follows:


                                     Realized     Unrealized
                                      Gains         Losses

Long-term investments             $    79,005    $(1,835,775)
                                  -----------    -----------
Total                             $    79,005    $(1,835,775)
                                  ===========    ===========


As of August 31, 1995, net unrealized depreciation for financial reporting and Federal income tax purposes aggregated $1,835,775, of which $1,121,960 related to appreciated securities and $2,957,735 related to depreciated securities. The aggregate cost of investments at August 31, 1995 for Federal income tax purposes was $96,752,204.

4. Capital Share Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock par value $.10, all of which are initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

For the six months ended August 31, 1995, shares issued remained constant at 7,750,527. At August 31, 1995, total paid-in capital amounted to $73,446,000.

5. Unfunded Loan Interests:
As of August 31, 1995, the Fund had unfunded loan commitments of $1,000,000 which would be extended at the option of the borrower, pursuant to the following loan agreements:


                                                   Unfunded
                                                 Committment
Borrower                                        (in thousands)

Marcus Cable Co.                                      $1,000

6. Short-Term Borrowings:
On May 25, 1994, the Fund entered into a one-year revolving credit facility in the amount of $35,000,000 with a syndicate of banks led by the Bank of New York bearing interest on the outstanding balance at the Federal Funds rate plus 1.125% and/or at an alternate base rate plus 0.125% and/or at LIBOR plus 1.125%. On May 24, 1995 this facility was extended for one additional year and amended to reduce applicable interest rates on outstanding balances to Federal Funds rate plus 0.75%, alternate base rate plus 0%, and/or LIBOR plus 0.75%. For the six months ended August 31, 1995, the maximum amount borrowed was $25,000,000, the average amount borrowed was approximately $23,000,000, and the daily weighted average interest rate was 6.87%. For the six months ended August 31, 1995, facility and commitment fees aggregated approximately $13,000.

7. Subsequent Event:
On September 11, 1995, the Board of Directors of the Fund declared an ordinary income dividend in the amount of $0.079836 per share, payable on September 29, 1995 to shareholders of record as of September 22, 1995.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

  AUDITED FINANCIAL STATEMENTS FOR SENIOR STRATEGIC INCOME FUND, INC. FOR THE
                      FISCAL YEAR ENDED FEBRUARY 28, 1995

INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
 SENIOR STRATEGIC INCOME FUND, INC.:

  We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Senior Strategic Income Fund, Inc. as of February 28, 1995, the related statements of operations, changes in net assets, and cash flows for the period April 8, 1994 (commencement of operations) to February 28, 1995 and the financial highlights for the period April 8, 1994 (commencement of operations) to February 28, 1995. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at February 28, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, such financial statements and the financial highlights present fairly, in all material respects, the financial position of Senior Strategic Income Fund, Inc. as of February 28, 1995, the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the period April 8, 1994 to February 28, 1995 in conformity with generally accepted accounting principles.

  As discussed in Notes 1a and 1b, the financial statements include corporate loans valued at $46,233,630 (64% of total net assets and 50% of total investments of the Fund), whose values are fair values as determined by or under the direction of the Board of Directors in the absence of actual market values. Determination of fair value involves subjective judgment, as the actual market value of particular corporate loans can be established only by negotiation between the parties in a sales transaction. We have reviewed the procedures established by the Board of Directors and used by the Fund's investment adviser in determining the fair values of such corporate loans and have inspected underlying documentation, and under the circumstances, we believe that the procedures are reasonable and the documentation appropriate.

Deloitte & Touche LLP
Princeton, New Jersey
April 14, 1995

SCHEDULE OF INVESTMENTS
                 S&P    Moody's     Face                                                                          Value
INDUSTRIES      Rating  Rating     Amount              Corporate Debt Obligations                   Cost        (Note 1b)
Aerospace--2.7%   BB-     Ba3    $2,000,000  BE Aerospace Inc., Senior Notes, 9.75% due
                                             3/01/2003                                           $ 1,934,331    $ 1,940,000


Automotive        B       B3      1,000,000  Doehler Jarvis, Inc., Senior Notes, 11.875%
Products--                                   due 6/01/2002                                           998,223      1,025,000
5.0%              B       B2      1,500,000  Harvard Industries, Inc., Senior Notes, 12.00%
                                             due 7/15/2004                                         1,500,000      1,541,250
                  B       B2      1,000,000  JPS Automotive Products Corp., Senior Notes,
                                             11.125% due 6/15/2001                                 1,000,000        987,500
                                                                                                 -----------    -----------
                                                                                                   3,498,223      3,553,750


Broadcast/        B       Caa     2,650,000  Marcus Cable, Senior Debentures, 11.875% due
Media--                                      10/01/2005                                            2,630,813      2,610,250
3.6%


Building &        B       B2      1,000,000  NVR, Inc., Senior Notes, 11.00% due 4/15/2003           990,602        895,000
Construction--    B-      B2      2,000,000  Presley Companies, Senior Notes, 12.50% due
4.9%                                         7/01/2001                                             2,000,000      1,720,000
                  B+      Ba3     1,000,000  US Homes Corp., Senior Notes, 9.75% due
                                             6/15/2003                                               952,639        910,000
                                                                                                 -----------    -----------
                                                                                                   3,943,241      3,525,000


Building          BB-     Ba3     1,000,000  Schuller International Group, Senior Notes,
Products--                                   10.875% due 12/15/2004                                1,000,000      1,056,250
1.5%


Chemicals--5.0%   NR+++   NR+++   1,500,000  Freedom Chemical, Term Loan B, due 6/30/2002,
                                             9.625% to 4/27/1995*                                  1,500,000      1,500,000
                  BB-     B1      2,000,000  Huntsman Chemical, Senior Notes, 11.00% due
                                             4/l5/2004                                             2,000,000      2,130,000
                                                                                                 -----------    -----------
                                                                                                   3,500,000      3,630,000

Computers--2.2%   BB-     B1      1,500,000  Dell Computer Corp., Senior Notes, 11.00%
                                             due 8/15/2000                                         1,528,125      1,593,750


Consumer          B+      B2      1,000,000  Drypers Corp., Senior Notes, 12.50% due
Products--                                   11/01/2002                                            1,055,000      1,005,000
1.4%


Diversified       NR+++   NR+++     785,976  Intermetro Industries, Term Loan B, due
Manufacturing                                6/30/2001, 10.00% to 7/03/1995*                         785,976        785,976
--13.3%           NR+++   NR+++   1,143,578  Intermetro Industries, Term Loan C, due
                                             6/30/2002, 10.50% to 7/03/1995*                       1,143,578      1,143,578
                  B       B2      1,000,000  JB Poindexter & Co.,Inc., Senior Notes,
                                             12.50% due 5/15/2004                                    995,177        950,000
                                             Thermadyne Company, Term Loan B, due
                                             2/01/2001:*
                  NR+++   NR+++       1,036   10.75% to 3/31/1995                                      1,036          1,036
                  NR+++   NR+++   5,836,598   8.3125% to 4/03/1995                                 5,836,598      5,836,598
                  NR+++   NR+++     828,866   9.3125% to 5/03/1995                                   828,866        828,866
                                                                                                 -----------    -----------
                                                                                                   9,591,231      9,546,054


Electrical                                   Berg Electronics Inc., Term Loan B, due
Instruments--                                6/30/2001:*
4.2%              NR+++   NR+++      12,500   9.07% to 3/30/1995                                      12,500         12,500
                  NR+++   NR+++   2,975,000   9.375% to 5/25/1995                                  2,975,000      2,975,000
                                                                                                 -----------    -----------
                                                                                                   2,987,500      2,987,500

SCHEDULE OF INVESTMENTS (concluded)
                 S&P    Moody's     Face                                                                          Value
INDUSTRIES      Rating  Rating     Amount              Corporate Debt Obligations                   Cost        (Note 1b)
Energy--8.4%      BB-     B1     $2,500,000  Ferrellgas Partners, L.P., Series B,
                                             Floating Rate Notes, 9.4375% due 8/01/2001***       $ 2,488,332    $ 2,487,500
                  B       B2      2,500,000  Gerrity Oil & Gas Corp., Senior Sub Notes,
                                             11.75% due 7/15/2004                                  2,500,000      2,100,000
                  B-      B3      1,725,000  Presidio Oil Company, Senior Secured Notes,
                                             11.50% due 9/15/2000                                  1,727,156      1,431,750
                                                                                                 -----------    -----------
                                                                                                   6,715,488      6,019,250

Food &                                       Specialty Foods Corp., Term Loan B, due
Beverage--                                   8/31/1999:*
4.0%              NR+++   NR+++   1,367,211   9.13% to 4/18/1995                                   1,367,211      1,367,211
                  NR+++   NR+++   1,514,818   10.00% to 7/18/1995                                  1,514,818      1,514,818
                                                                                                 -----------    -----------
                                                                                                   2,882,029      2,882,029


Forest            BB      Ba3     1,000,000  Rainy River Forest Products, Senior Notes,
Products--                                   10.75% due 10/15/2001                                   997,661      1,022,500
1.4%


Fuel                                         Petrolane Inc., Term Loan, due 3/20/1996:*
Distribution      NR+++   NR+++   2,727,829   8.312% to 3/30/1995                                  2,727,829      2,727,829
--4.0%            NR+++   NR+++     104,298   8.312% to 4/03/1995                                    104,298        104,298
                                                                                                 -----------    -----------
                                                                                                   2,832,127      2,832,127


Grocery--3.5%     B+      NR+++   2,500,000  Homeland Stores, Inc., Floating Rate
                                             Notes, 9.0625% due 2/28/1997***                       2,462,969      2,512,708


Health            B       B2      2,000,000  Charter Medical Corp., Senior Sub Notes,
Services--                                   11.25% due 4/15/2004                                  2,000,000      2,080,000
7.7%              B-      B2      1,000,000  Integrated Health Services, 10.75% due
                                             7/15/2004                                             1,000,000      1,030,000
                  B+      B1      2,650,000  MEDIQ/PRN Life Support Services Inc.,
                                             Senior Secured Notes, 11.125% due 7/01/1999           2,659,125      2,438,000
                                                                                                 -----------    -----------
                                                                                                   5,659,125      5,548,000


Leisure & Enter-  B       B3      1,000,000  Plitt Theatres, Inc., Senior Sub Notes,
tainment--1.3%                               10.875% due 6/15/2004                                 1,000,000        950,000



Metals--5.3%      B1      B3      2,000,000  Federal Industries Ltd., 10.25% due
                                             6/15/2000                                             1,966,349      1,880,000
                  B       B2      2,000,000  Weirton Steel Corp., Senior Notes, 10.875%
                                             due 10/15/1999                                        2,050,000      1,962,500
                                                                                                 -----------    -----------
                                                                                                   4,016,349      3,842,500

Paper--27.9%      NR+++   NR+++   5,000,000  Fort Howard Corp., Term Loan B, due 5/01/1997,
                                             10.75%*                                               5,000,000      5,000,000
                  B       B3      2,000,000  Gaylord Container Corp., Senior Notes, 11.50%
                                             due 5/15/2001                                         2,042,500      2,090,000
                                             Jefferson Smurfit/Container Corp. of America,
                                             Term Loan B, due 4/30/2002:*
                  NR+++   NR+++     333,333   9.1875% to 3/24/1995                                   333,333        333,333
                  NR+++   NR+++   4,666,667   9.3125% to 4/24/1995                                 4,666,667      4,666,667
                  NR+++   NR+++   3,000,000  S.D. Warren Co., Term Loan B, due 12/19/2002,
                                             9.50% to 8/23/1995*                                   3,000,000      3,000,000
                                             Stone Container Corp., Term Loan B, due
                                             4/01/2000:*
                  NR+++   NR+++   2,500,000   9.25% to 3/17/1995                                   2,500,000      2,500,000
                  NR+++   NR+++   2,500,000   9.3125% to 4/14/1995                                 2,500,000      2,500,000
                                                                                                 -----------    -----------
                                                                                                  20,042,500     20,090,000

                                     F-66

Publishing--4.2%  NR+++   NR+++   1,544,118  Ziff Davis Holding Corp., Term Loan B, due
                                             12/31/2001, 9.38% to 3/28/1995*                       1,544,118      1,544,118
                  NR+++   NR+++   1,455,882  Ziff Davis Holding Corp., Term Loan C, due
                                             12/31/2002, 9.88% to 3/28/1995*                       1,455,882      1,455,882
                                                                                                 -----------    -----------
                                                                                                   3,000,000      3,000,000


Retail            B       B2      2,000,000  Color Tile, Inc., Senior Notes, 10.75% due
Specialty--                                  12/15/2001                                            1,972,327      1,620,000
5.7%              NR+++   NR+++   2,487,778  Saks & Co., Term Loan B, due 6/30/2000, 9.13%
                                             to 5/09/1995*                                         2,487,778      2,487,778
                                                                                                 -----------    -----------
                                                                                                   4,460,105      4,107,778


Security          NR+++   NR+++     948,142  Alert Centre Inc., Term Loan, due 8/1/2001,
Systems--1.3%                                8.375% to 8/05/1995*                                    948,142        948,142


Shipping--2.3%    BB-     Ba2     1,000,000  Eleston Holdings, Senior Notes, 9.25% due
                                             11/15/2003                                              917,692        937,500
                  B       B2        800,000  OMI Corp., Senior Notes, 10.25% due 11/01/2003          756,511        688,000
                                                                                                 -----------    -----------
                                                                                                   1,674,203      1,625,500


Utilities--2.8%   B       Ba3     1,000,000  First PV Funding Corp., 10.30% due 1/15/2014            982,752        995,000
                  B       B1      1,000,000  Texas--New Mexico Power Company, Secured
                                             Debentures, 10.75% due 9/15/2003                      1,010,000      1,014,160
                                                                                                 -----------    -----------
                                                                                                   1,992,752      2,009,160

Warehousing &                                Pierce Leahy Corp., Term Loan B, due
Storage--4.2%                                6/30/2001:*
                  NR+++   NR+++   1,909,091   9.562% to 4/28/1995                                  1,909,091      1,909,091
                  NR+++   NR+++   1,090,909   9.937% to 7/31/1995                                  1,090,909      1,090,909
                                                                                                 -----------    -----------
                                                                                                   3,000,000      3,000,000

                                             Total Investments in Corporate Debt
                                             Obligations--127.8%                                  93,351,914     91,837,248

                                                       Short-Term Securities
Commercial                          165,000  General Electric Capital Corp., 6.00% due
Paper**--0.2%                                3/01/1995                                               165,000        165,000


                                             Total Investments in Short-Term Securities--0.2%        165,000        165,000


                                             Total Investments--128.0%                           $93,516,914     92,002,248
                                                                                                 ===========
                                             Liabilities in Excess of Other Assets--(28.0%)                     (20,150,682)
                                                                                                                -----------
                                             Net Assets--100.0%                                                 $71,851,566
                                                                                                                ===========

                                            *Floating or Variable Rate Corporate Loans--The interest rates on float-
                                             ing or variable rate corporate loans are subject to change periodically based on the change in the prime rate of a US Bank, LIBOR (London
                                             Interbank Offered Rate), or, in some cases, another base lending rate. The interest rates shown are those in effect at February 28, 1995.
                                           **Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.
                                          ***Floating or Variable Rate Corporate Bonds--The interest rates on floating or variable rate corporate bonds are subject to change periodically based on the change in the prime rate of a US Bank,
                                             LIBOR (London Interbank Offered Rate), or, in some cases, another base lending rate. The interest rates shown are those in effect at
                                             February 28, 1995.
                                          +++Not Rated.

                                             Ratings of issues shown have not been audited by Deloitte & Touche
                                             LLP.

                                             See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of February 28, 1995
Assets:             Investments, at value (identified cost--$93,516,914) (Note 1b)                          $ 92,002,248
                    Cash                                                                                          47,064
                    Interest receivable                                                                        1,729,790
                    Deferred facility expense (Note 5)                                                             6,247
                    Deferred organization expense (Note 1f)                                                       83,551
                    Prepaid expenses and other assets                                                              1,016
                                                                                                            ------------
                    Total assets                                                                              93,869,916
                                                                                                            ------------


Liabilities:        Payables:
                      Loans (Note 5)                                                         21,000,000
                      Dividends to shareholders (Note 1g)                                       224,300
                      Interest on loans (Note 5)                                                113,900
                      Investment adviser (Note 2)                                                36,720
                      Commitment fees                                                             2,383       21,377,303
                                                                                           ------------
                    Deferred income (Note 1e)                                                                    557,497
                    Accrued expenses and other liabilities                                                        83,550
                                                                                                            ------------
                    Total liabilities                                                                         22,018,350
                                                                                                            ------------


Net Assets:         Net assets                                                                              $ 71,851,566
                                                                                                            ============


Capital:            Common stock, par value $.10 per share; 200,000,000 shares
                    authorized (7,750,527 shares issued and outstanding)                                    $    775,053
                    Paid-in capital in excess of par                                                          72,670,947
                    Undistributed investment income--net                                                         763,852
                    Accumulated realized capital losses on investments--net                                     (843,620)
                    Unrealized depreciation on investments--net (Note 3)                                      (1,514,666)
                                                                                                            ------------
                    Total Capital--Equivalent to $9.27 net asset value per share of
                    Common Stock (market price--$9.125)                                                     $ 71,851,566
                                                                                                            ============


                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS
                    For the Period April 8, 1994++ to February 28, 1995
Investment Income   Interest and discount earned                                                            $  7,843,533
(Note 1e):          Facility and other fees                                                                       21,499
                                                                                                            ------------
                    Total income                                                                               7,865,032


Expenses:           Loan interest expenses (Note 5)                                        $  1,122,572
                    Investment advisory fees (Note 2)                                           415,168
                    Accounting services (Note 2)                                                 56,391
                    Facility fee amortization (Note 5)                                           53,753
                    Professional fees                                                            42,664
                    Directors' fees and expenses                                                 26,694
                    Amortization of organization expenses (Note 1f)                              18,238
                    Borrowing costs (Note 5)                                                     17,928
                    Transfer agent fees (Note 2)                                                 13,129
                    Printing and shareholder reports                                             12,337
                    Custodian fees                                                               11,977
                    Pricing services                                                              1,255
                    Other                                                                        21,033
                                                                                           ------------
                    Total expenses before reimbursement                                       1,813,139
                    Reimbursement of expenses (Note 2)                                         (210,913)
                                                                                           ------------
                    Total expenses after reimbursement                                                         1,602,226
                                                                                                            ------------
                    Investment income--net                                                                     6,262,806
                                                                                                            ------------


Realized            Realized loss on investments--net                                                           (706,692)
& Unrealized        Unrealized depreciation on investments--net                                               (1,514,666)
Gain (Loss) on                                                                                              ------------
Investments         Net Increase in Net Assets Resulting from Operations                                    $  4,041,448
(Notes 1c,                                                                                                  ============
1e & 3):

                  ++Commencement of Operations.

                    See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
                                                                                                          For the Period
                                                                                                      April 8, 1994++ to
                    Increase (Decrease) in Net Assets:                                                 February 28, 1995
Operations:         Investment income--net                                                                  $  6,262,806
                    Realized loss on investments--net                                                           (706,692)
                    Unrealized depreciation on investments--net                                               (1,514,666)
                                                                                                            ------------
                    Net increase in net assets resulting from operations                                       4,041,448
                                                                                                            ------------


Dividends &         Investment income--net                                                                    (5,498,954)
Distributions to    Realized gain on investments--net                                                           (136,928)
Shareholders                                                                                                ------------
(Note 1g):          Net decrease in net assets resulting from dividends and distributions to
                    shareholders                                                                              (5,635,882)
                                                                                                            ------------



Capital Share       Net proceeds from issuance of Common Stock                                                73,530,000
Transactions        Offering costs resulting from the issuance of Common Stock                                  (184,007)
(Note 4):                                                                                                   ------------
                    Net increase in net assets resulting from capital share transactions                      73,345,993



Net Assets:         Total increase in net assets                                                              71,751,559
                    Beginning of period                                                                          100,007
                                                                                                            ------------
                    End of period*                                                                          $ 71,851,566
                                                                                                            ============

                   *Undistributed investment income--net                                                    $    763,852
                                                                                                            ============


                  ++Commencement of Operations.

                    See Notes to Financial Statements.

STATEMENT OF CASH FLOWS
                    For the Period April 8, 1994++ to February 28, 1995
Cash Provided by    Net increase in net assets resulting from operations                                    $  4,041,448
Operating           Adjustments to reconcile net increase in net assets resulting
Activities:         from operations to net cash provided by operating activities:
                      Increase in receivables                                                                 (1,729,790)
                      Increase in other assets                                                                   (90,814)
                      Increase in other liabilities                                                              794,050
                      Realized and unrealized loss on investments--net                                         2,221,358
                      Amortization of premium and discount--net                                                   85,944
                                                                                                            ------------
                    Net cash provided by operating activities                                                  5,322,196
                                                                                                            ------------


Cash Used for       Proceeds from sales of long-term investments                                              27,559,187
Investing           Purchases of long-term investments                                                      (121,911,967)
Activities:         Purchases of short-term investments                                                     (353,821,336)
                    Proceeds from sales and maturities of short-term investments                             353,864,566
                                                                                                            ------------
                    Net cash used for investing activities                                                   (94,309,550)
                                                                                                            ------------


Cash Provided by    Cash receipts on capital shares sold                                                      73,345,993
Financing           Dividends paid to shareholders                                                            (5,411,582)
Activities:         Short-term borrowings--net                                                                21,000,000
                                                                                                            ------------
                    Net cash provided by financing activities                                                 88,934,411
                                                                                                            ------------


Cash:               Net decrease in cash                                                                         (52,943)
                    Cash at beginning of period                                                                  100,007
                                                                                                            ------------
                    Cash at end of period                                                                   $     47,064
                                                                                                            ============

Cash Flow           Cash paid for interest                                                                  $  1,008,672
Information:                                                                                                ============

                  ++Commencement of Operations.

                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
                    The following per share data and ratios have been derived
                    from information provided in the financial statements.                                For the Period
                                                                                                      April 8, 1994++ to
                    Increase (Decrease) in Net Asset Value:                                            February 28, 1995
Per Share           Net asset value, beginning of period                                                    $       9.50
Operating                                                                                                   ------------
Performance:        Investment income--net                                                                           .81
                    Realized and unrealized loss on investments--net                                                (.29)
                                                                                                            ------------
                    Total from investment operations                                                                 .52
                                                                                                            ------------
                    Less dividends and distributions from:
                      Investment income--net                                                                        (.71)
                      Realized gain on investments--net                                                             (.02)
                                                                                                            ------------
                    Total dividends and distributions                                                               (.73)
                                                                                                            ------------
                    Capital charge resulting from the issuance of Common Stock                                      (.02)
                                                                                                            ------------
                    Net asset value, end of period                                                          $       9.27
                                                                                                            ============
                    Market price per share, end of period                                                   $      9.125
                                                                                                            ============


Total Investment    Based on net asset value per share                                                             5.73%+++
Return:**                                                                                                   ============
                    Based on market price per share                                                               (1.13%)+++
                                                                                                            ============


Ratios to           Expenses, net of reimbursement and excluding interest expense                                   .65%*
Average                                                                                                     ============
Net Assets:         Expenses, net of reimbursement                                                                 2.15%*
                                                                                                            ============
                    Expenses                                                                                       2.44%*
                                                                                                            ============
                    Investment income--net                                                                         8.42%*
                                                                                                            ============


Supplemental        Net assets, end of period (in thousands)                                                $     71,852
Data:                                                                                                       ============
                    Portfolio turnover                                                                            33.38%
                                                                                                            ============

                  ++Commencement of Operations.
                 +++Aggregate total investment return.
                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, result in substantially different returns. Total investment returns exclude the effects of sales loads.

                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Senior Strategic Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. Prior to commencement of operations on April 8, 1994, the Fund had no operations other than those relating to organizational matters and the issue of 10,527 capital shares of the Fund to Fund Asset Management, L.P. ("FAM") for 100,007. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol SSN.

(a) Corporate debt obligations--The Fund invests principally in senior debt obligations ("Senior Debt") of companies, including corporate loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes.

(b) Valuation of investments--Portfolio securities are valued on the basis of prices furnished by one or more pricing services, which determine prices for normal, institutional-size trading units. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps, and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund. Since corporate loans are purchased and sold primarily at par value, the Fund values the loans at par, unless Fund Asset Management, L.P. ("FAM") determines par does not represent fair value. In the event such a determination is made, fair value will be determined in accordance with guidelines approved by the Fund's Board of Directors. Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market, unless this method no longer produces fair valuations.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell stock index futures contracts and options on such futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened.

* Options--The Fund can write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. Facility fees are accreted to income over the term of the related loan.

(f) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(g) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in other periods to permit the Fund to maintain a more stable level of distributions.

2. Investment Advisory Agreement with Affiliates:
The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage. For the year ended February 28, 1995, FAM earned fees of $415,168, of which $210,913 was voluntarily waived.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc., and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period April 8, 1994 to February 28, 1995 were $121,354,470 and $27,559,187, respectively.

Net realized and unrealized losses as of February 28, 1995 were as follows:


                                     Realized     Unrealized
                                      Losses        Losses

Long-term investments             $ (705,996)   $(1,514,666)
Short-term investments                  (696)            --
                                  ----------    -----------
Total                             $ (706,692)   $(1,514,666)
                                  ==========    ===========


As of February 28, 1995, net unrealized depreciation for financial reporting and Federal income tax purposes aggregated $1,514,666, of which $593,866 related to appreciated securities and $2,108,532 related to depreciated securities. The aggregate cost of investments at February 28, 1995 for Federal income tax purposes was $93,516,914.

4. Capital Share Transaction:
The Fund is authorized to issue 200,000,000 shares of capital stock par value $.10, all of which are initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

For the period April 8, 1994 to February 28, 1995, shares issued and outstanding was 7,750,527. At February 28, 1995, total paid-in capital amounted to $73,446,000.

5. Short-Term Borrowings:
On May 25, 1994, the Fund entered into a one-year revolving credit facility in the amount of $35,000,000 with a syndicate of banks led by The Bank of New York bearing interest on the outstanding balance at Federal Funds rate plus 1.125%, and/or at an alternate base rate plus 0.125% and/or at LIBOR plus 1.125%. The maximum amount borrowed was $32,000,000, the average amount borrowed was approximately $15,000,000, and the daily weighted average interest rate was 6.165%. For the period April 8, 1994 to February 28, 1995, facility and commitment fees aggregated approximately $72,000.

6. Subsequent Event:
On March 13, 1995, the Board of Directors of the Fund declared an ordinary income dividend in the amount of $0.072110 per share, payable on March 31, 1995 to shareholders of record as of March 24, 1995.

                     UNAUDITED FINANCIAL STATEMENTS FOR
                   THE COMBINED FUND ON A PRO FORMA BASIS
                            AS OF AUGUST 31, 1995

    COMBINED SCHEDULE OF INVESTMENTS OF SENIOR HIGH INCOME PORTFOLIO, INC., SENIOR HIGH INCOME PORTFOLIO II, INC. AND SENIOR STRATEGIC INCOME FUND, INC. AS
                               OF AUGUST 31, 1995
                                  (UNAUDITED)

                    S&P   MOODY'S    FACE                                                   VALUE
 INDUSTRIES        RATING RATING    AMOUNT    CORPORATE DEBT OBLIGATIONS       COST       (NOTE 1b)
---------------------------------------------------------------------------------------------------------
 ADVERTISING--1.1%
                    B+      B1    $ 5,000,000  Lamar Advertising Co.,
                                                Senior Secured Notes,
                                                11% due 5/15/2003......    $  5,056,250  $   5,050,000
---------------------------------------------------------------------------------------------------------
 AEROSPACE--6.9%
                                               Availl, Inc., Term Loan,
                                                Tranche B, due
                                                11/30/2000:**
                    NR*     NR*       352,942  9.13% to 9/07/1995......         352,942          352,942
                    NR*     NR*     2,533,306  9.75% to 9/07/1995......       2,533,306        2,533,306
                    NR*     NR*     7,058,824  9.25% to 10/10/1995.....       7,058,824        7,058,824
                    BB-     Ba3     5,000,000  BE Aerospace Inc.,
                                                Senior Notes, 9.75% due
                                                3/01/2003..............       4,997,065        5,000,000
                                               Gulfstream Delaware
                                                Corp., Term Loan A, due
                                                3/31/1998:**
                    NR*     NR*       372,340  10% to 9/30/1995........         372,340          372,340
                    NR*     NR*     2,234,043  7.88% to 10/13/1995.....       2,234,043        2,234,043
                    NR*     NR*     6,740,000  Gulfstream Delaware
                                                Corp., Term Loan B, due
                                                3/31/1998, 9% to
                                                9/08/1995**............       6,740,000        6,740,000
                    B       B2      4,000,000  Talley Manufacturing &
                                                Technology, Inc.,
                                                Senior Discount
                                                Debentures, 10.75% due
                                                10/15/2003.............       4,030,000        4,040,000
                    BB-     B1      3,000,000  UNC, Inc., Senior Notes,
                                                9.125% due 7/15/2003...       3,000,000        2,868,750
                                                                           ------------ -------------
                                                                             31,318,520      31,200,205
---------------------------------------------------------------------------------------------------------
 AGRICULTURAL PRODUCTS--0.4%
                    B       B3      2,000,000  Fresh Del Monte Produce
                                                N.V., Series A, Senior
                                                Notes, 10% due
                                                5/01/2003..............       2,025,000        1,600,000
---------------------------------------------------------------------------------------------------------
 AIRLINES--1.0%
                    NR*     NR*     4,463,919  Northwest Airlines, Term
                                                Loan, due 6/15/1997,
                                                9.125% due
                                                10/20/1995***..........       4,463,919        4,463,919
---------------------------------------------------------------------------------------------------------
 AUTOMOTIVE PRODUCTS--2.4%
                                               Harvard Industries,
                                                Inc., Senior Notes:
                    B       B2      3,000,000  12% due 7/15/2004.......       3,000,000        3,157,500
                    B+      B3      2,000,000  11.125% due 8/01/2005+..       2,000,000        2,025,000
                    B       B2      2,000,000  JPS Automotive Products
                                                Corp., Senior Notes,
                                                11.125% due 6/15/2001..       2,000,000        1,990,000
                    NR*     NR*     4,000,000  Walbro Corp., Senior
                                                Notes, 9.875% due
                                                7/15/2005+.............       3,989,560        3,980,000
                                                                           ------------ -------------
                                                                             10,989,560      11,152,500
---------------------------------------------------------------------------------------------------------
 BROADCAST/MEDIA--7.3%
                                               American Media, Term
                                                Loan B, due
                                                9/30/2002:**
                    NR*     NR*        25,000  10.25% to 9/30/1995.....          25,000            25,000
                    NR*     NR*     4,950,000  8.44% to 11/22/1995.....       4,950,000        4,950,000
                    NR*     NR*     1,500,000  Benedek Broadcasting,
                                                11.875% due 3/01/2005+.       1,500,000        1,567,500
                                               Continental Cablevision,
                                                Inc., Senior Notes:
                    BB      Ba2     1,000,000  8.50% due 9/15/2001.....       1,052,500        1,005,000
                    BB+     Ba2     2,500,000  8.625% due 8/15/2003....       2,500,000        2,500,000
                    BB-     B1      5,000,000  9.125% due 11/01/2004+..       5,000,000        5,000,000
                    B-      B3      4,000,000  Granite Broadcasting
                                                Corp., Senior Sub
                                                Notes,
                                                10.375% due 5/15/2005+.       4,000,000     4,055,000
                    NR*     NR*     6,000,000  Marcus Cable Co., Term
                                                Loan B, due 4/30/2004,
                                                10.25% to 9/30/1995**..       6,000,000     6,000,000
                                               U.S. Radio Inc., Term
                                                Loan A, due
                                                12/31/2001:**
                    NR*     NR*       865,477  9.4375% to 9/29/1995....         865,477          865,477
                    NR*     NR*       822,203  8.875% to 10/30/1995....         822,203          822,203
                                               U.S. Radio Inc., Term
                                                Loan B, due
                                                9/23/2003:**
                    NR*     NR*     1,130,109  10.4375% to 9/29/1995...       1,130,109        1,130,109
                    NR*     NR*     1,138,937  9.875% to 10/30/1995....       1,138,937        1,138,937
                    NR*     B2      4,000,000  Young Broadcasting
                                                Corp., Senior Notes,
                                                10.125% due 2/15/2005+.       4,000,000     4,160,000
                                                                           ------------ -------------
                                                                             32,984,226      33,219,226
---------------------------------------------------------------------------------------------------------
 BUILDING & CONSTRUCTION--1.9%
                    B       B2      3,000,000  NVR, Inc., Senior Notes,
                                                11% due 4/15/2003......       3,073,475        2,917,500
                                    3,000,000  The Presley Companies,
                                                Senior Notes,
                                                12.50% due 7/01/2001...       3,000,000     2,490,000
                    B+      Ba3     3,250,000  US Home Corp., Senior
                                                Notes, 9.75% due
                                                6/15/2003..............       3,204,505        3,201,250
                                                                           ------------ -------------
                                                                              9,277,980        8,608,750
---------------------------------------------------------------------------------------------------------

             S&P   MOODY'S    FACE                                                   VALUE
 INDUSTRIES RATING RATING    AMOUNT    CORPORATE DEBT OBLIGATIONS       COST       (NOTE 1b)
----------------------------------------------------------------------------------------------
 BUILDING PRODUCTS--0.7%
             BB-     Ba3   $ 3,000,000  Schuller International
                                         Group, Senior Notes,
                                         10.875% due 12/15/2004.    $  3,000,000 $   3,292,500
----------------------------------------------------------------------------------------------
 CARBON & GRAPHITE PRODUCTS--1.1%
             NR*     NR*     2,436,892  UCAR International Inc.,
                                         Term Loan B, due
                                         1/31/2003, 8.875% to
                                         9/08/1995**............       2,436,892     2,436,892
             NR*     NR*     1,275,601  UCAR International Inc.,
                                         Term Loan C, due
                                         7/31/2003, 9.375% to
                                         9/08/1995**............       1,275,601     1,275,601
             NR*     NR*     1,275,601  UCAR International Inc.,
                                         Term Loan D,
                                         due 2/02/2004, 10.0625%
                                         to 11/08/1995**........       1,275,601     1,275,601
                                                                    ------------ -------------
                                                                       4,988,094     4,988,094
----------------------------------------------------------------------------------------------
 CASINOS--4.4%
             B+      B2      4,500,000  GB Property Funding
                                         Corp., First Mortgage
                                         Notes, 10.875% due
                                         1/15/2004..............       4,500,000     3,915,000
                                        Harrah's Jazz Co., Term
                                         Loan B, due
                                         9/30/1999:**
             NR*     NR*     5,000,000  9.125% to 10/23/1995....       5,000,000     5,000,000
             NR*     NR*    10,000,000  9.1875% to 12/21/1995...      10,000,000    10,000,000
             BB      Ba3     1,000,000  Players International
                                         Inc., Senior Notes,
                                         10.875% due 4/15/2005+.       1,000,000       985,000
                                                                    ------------ -------------
                                                                      20,500,000    19,900,000
----------------------------------------------------------------------------------------------
 CHEMICALS--3.7%
             BB+     Ba2     1,500,000  Borden Chemicals and
                                         Plastic, L.P., Senior
                                         Notes
                                         9.50% due 5/01/2005....       1,500,000     1,507,500
             NR*     NR*     1,500,000  Freedom Chemical Co.,
                                         Term Loan B,
                                         due 6/30/2002, 9.18755
                                         to 10/27/1995**........       1,500,000     1,500,000
             BB-     B1      5,000,000  Huntsman Chemical Corp.,
                                         Senior Notes,
                                         11% due 4/15/2004......       5,045,000     5,412,500
             NR*     NR*     8,622,652  Inspec Chemical Corp.,
                                         Term Loan B,
                                         due 12/02/2000, 8.50%
                                         to 9/29/1995**.........       8,622,652     8,622,652
                                                                    ------------ -------------
                                                                      16,667,652    17,042,652
----------------------------------------------------------------------------------------------
 COMPUTERS--2.0%
             BB-     Ba3     8,100,000  Dell Computer Corp.,
                                         Senior Notes, 11% due
                                         8/15/2000..............       8,162,719     8,889,750
----------------------------------------------------------------------------------------------
 CONSUMER PRODUCTS--2.3%
             NR*     NR*     5,000,000  CHF/Ebel USA Inc., Term
                                         Loan B, due 9/30/2001,
                                         9.1328% to
                                         10/30/1995**...........       5,000,000     5,000,000
             B+      Ba3     4,000,000  Coty Inc., Senior Sub
                                         Notes, 10.25% due
                                         5/01/2005..............       4,000,000     4,120,000
             B+      B2      2,565,000  Drypers Corp., Series B,
                                         Senior Notes,
                                         12.50% due 11/01/2002..       2,677,063     1,154,250
                                                                    ------------ -------------
                                                                      11,677,063    10,274,250
----------------------------------------------------------------------------------------------
 CONTAINERS--0.9%
             B+      Ba3     4,000,000  Sweetheart Cup Co.,
                                         Senior Secured Notes,
                                         9.625% due 9/01/2000...       4,000,000     3,940,000
----------------------------------------------------------------------------------------------
 DIVERSIFIED--7.7%
             NR*     NR*     4,967,600  Desa International Inc.,
                                         Term Loan B, due
                                         11/30/2000, 9.0625% to
                                         12/27/1995**...........       4,967,600     4,967,600
             B+      B1      3,000,000  Essex Group Inc., 10%
                                         due 5/01/2003..........       3,041,250     2,940,000
             NR*     NR*     2,119,370  Figgie International,
                                         Fixed Rate Loan, due
                                         1/01/1996, 10.75% to
                                         9/30/1995**............       2,119,370     2,119,370
             NR*     NR*     1,290,844  Figgie International,
                                         Term Loan, due
                                         1/01/1996,
                                         10.75% to 10/01/1995**.       1,290,844     1,290,844
                                        InterMetro Industries,
                                         Term Loan B, due
                                         7/02/2001:**
             NR*     NR*       612,072  8.875% to 1/03/1995.....         612,072       612,072
             NR*     NR*       173,904  8.875% to 9/05/1995.....         173,904       173,904
                                        InterMetro Industries,
                                         Term Loan C, due
                                         12/31/2002:**
             NR*     NR*       253,026  9.375% to 9/05/1995.....         253,026       253,026
             NR*     NR*       890,552  9.375% to 1/03/1996.....         890,552       890,552
             B+      B2      3,000,000  J.B. Poindexter & Co.,
                                         Senior Notes,
                                         12.50% due 5/15/2004...       2,943,250     2,820,000
             NR*     NR*    16,277,000  Thermadyne Co., Term
                                         Loan B, due 2/01/2001,
                                         8.875% to 9/07/1995**..      16,277,000    16,277,000
             B       B1      3,000,000  Valcor Inc., Senior
                                         Notes, 9.625% due
                                         11/01/2003.............       3,000,000     2,790,000
                                                                    ------------ -------------
                                                                      35,568,868    35,134,368
----------------------------------------------------------------------------------------------

                    S&P   MOODY'S    FACE                                                   VALUE
 INDUSTRIES        RATING RATING    AMOUNT    CORPORATE DEBT OBLIGATIONS       COST       (NOTE 1b)
-----------------------------------------------------------------------------------------------------
 DRUGSTORES--4.5%
                    NR*     NR*   $ 7,136,357  Duane Reade Co., Term
                                                Loan A, due 9/30/1997,
                                                8.875% to 11/30/1995**.    $  7,136,357 $   7,136,357
                    NR*     NR*     1,500,000  Duane Reade Co., Term
                                                Loan B, due 9/30/1999,
                                                9.375% to 11/30/1995...       1,500,000     1,500,000
                    NR*     Ba3    12,040,322  Thrifty Payless Inc.,
                                                Term Loan B, due
                                                9/30/2001, 9.0625% to
                                                9/22/1995**............      12,040,322    12,040,322
                                                                           ------------ -------------
                                                                             20,676,679    20,676,679
-----------------------------------------------------------------------------------------------------
 EDUCATIONAL SERVICES--1.1%
                    B       B3      5,000,000  La Petite Holdings             5,000,000     4,550,000
                                                Corp., Senior Secured
                                                Notes,
                                                9.625% due 8/01/2001...
-----------------------------------------------------------------------------------------------------
 ELECTRICAL INSTRUMENTS--1.1%
                                               Berg Electronics Inc.,
                                                Term Loan B, due
                                                3/31/2001:**
                    NR*     NR*        20,833  8.94% to 9/29/1995......          20,833        20,833
                    NR*     NR*     4,916,667  8.94% to 11/27/1995.....       4,916,667     4,916,667
                                                                           ------------ -------------
                                                                              4,937,500     4,937,500
-----------------------------------------------------------------------------------------------------
 ENERGY--2.0%
                    BB-     B1      5,000,000  Ferrellgas Partners,           4,978,078     4,987,500
                                                L.P., Senior Notes,
                                                Series B,
                                                9% due due 8/01/2001...
                    B       B3      2,500,000  Gerrity Oil Corp.,             2,500,000     2,300,000
                                                Senior Sub Notes,
                                                11.75% due 7/15/2004...
                    BB-     B1      2,000,000  Maxus Energy Corp.,            1,917,703     1,880,000
                                                Senior Notes,
                                                9.375% due 11/01/2003..
                                                                           ------------ -------------
                                                                              9,395,781     9,167,500
-----------------------------------------------------------------------------------------------------
                    BB-     B1                 Sherritt Gordon Ltd.,
                                                Senior Notes, 9.75% due
 FERTILIZERS--1.9%                  7,500,000   4/01/2003..............       7,525,000     7,575,000
                    BB-     B1                 Sherritt, Inc., USD
                                                Debentures, 10.50% due
                                    1,000,000   3/31/2014..............       1,000,000     1,015,000
                                                                           ------------ -------------
                                                                              8,525,000     8,590,000
-----------------------------------------------------------------------------------------------------
 FOOD & BEVERAGE--7.2%
                                               American Italian Pasta,
                                                Term Loan B, due
                                                3/31/1999:**
                    NR*     NR*     1,300,000  9.125% to 1/29/1996.....       1,300,000     1,300,000
                    NR*     NR*     1,300,000  9% to 6/28/1996.........       1,300,000     1,300,000
                                               G. Heilman Brewing Co.,
                                                Term Loan B, due
                                                12/31/2000:**
                    NR*     NR*     4,000,000  9.125% to 10/13/1995....       4,000,000     4,000,000
                    NR*     NR*     4,000,000  9.6875% to 10/13/1995...       4,000,000     4,000,000
                                               President Baking
                                                Company, Inc., Term
                                                Loan B, 9/30/2000:**
                    NR*     NR*         8,532  10.25% to 9/30/1995.....           8,532         8,532
                    NR*     NR*     4,948,806  8.625% to 12/29/1995....       4,948,806     4,948,806
                    B+      B1      8,000,000  Royal Crown Corp.,
                                                Senior Secured Notes,
                                                9.75% due 8/01/2000....       8,079,625     7,440,000
                                               Specialty Foods Corp.,
                                                Term Loan B, due
                                                4/30/2001:**
                    NR*     NR*     3,333,334  8.1875% to 9/21/1995....       3,333,334     3,333,334
                    NR*     NR*     3,333,334  8.125% to 10/20/1995....       3,333,334     3,333,334
                    NR*     NR*     3,333,333  8.0625% to 1/22/1996....       3,333,333     3,333,333
                                                                           ------------ -------------
                                                                             33,636,964    32,997,339
-----------------------------------------------------------------------------------------------------
 FOREST PRODUCTS--2.3%
                    BB-     Ba3                Mallette Inc., Senior
                                                Secured Notes, 12.25%
                                    1,000,000   due 7/15/2004..........       1,000,000     1,110,000
                    BB-     Ba3                Rainy River Forest
                                                Products, 10.75% due
                                    5,000,000   10/15/2001.............       4,988,935     5,350,000
                    BB      B1                 Tembec Finance Corp.,
                                    4,000,000   9.875% due 9/30/2005...       4,000,000     4,000,000
                                                                           ------------ -------------
                                                                              9,988,935    10,460,000
-----------------------------------------------------------------------------------------------------
 GROCERY--6.3%
                    B-      B3                 Bruno's Supermarkets,
                                   10,000,000   10.50% due 8/01/2005...      10,000,000     9,725,000
                    B+      NR*                Homeland Stores, Inc.,
                                                Floating Rate Senior
                                                Secured Notes, 9.062%
                                    7,917,000   due 2/28/1997(1).......       7,917,000     7,837,830
                    NR*     Ba3                Pathmark Stores, Inc.,
                                                Term Loan B, due
                                                10/31/1999, 8.9375% to
                                    4,151,701   11/30/1995**...........       4,151,701     4,151,701
                                               The Penn Traffic
                                                Company, Senior Notes,
                                    5,000,000   8.625% due 12/15/2003..       4,992,712     4,275,000
                    B-      B2                 Pueblo Xtra
                                                International, Inc.,
                                                Senior Notes,
                                    2,000,000   9.50% due 8/01/2003....       2,000,000     1,860,000
                    B+      B3                 Stater Brothers
                                                Holdings, Inc., Senior
                                                Notes,
                                    1,000,000   11% due 3/01/2001......       1,000,000       985,000
                                                                           ------------ -------------
                                                                             30,061,413    28,834,531
-----------------------------------------------------------------------------------------------------

               S&P   MOODY'S    FACE                                                   VALUE
 INDUSTRIES   RATING RATING    AMOUNT    CORPORATE DEBT OBLIGATIONS       COST       (NOTE 1b)
------------------------------------------------------------------------------------------------
 HEALTH SERVICES--4.4%
               B       B2    $ 5,500,000  Charter Medical Corp.,
                                           Senior Subordinated
                                           Notes,
                                           11.25% due 4/15/2004...    $  5,500,000 $   5,898,750
               B-      B2      3,000,000  Integrated Health
                                           Services, Senior
                                           Subordinated Notes,
                                           10.75% due 7/15/2004...       3,000,000     3,195,000
               B       B1     11,890,000  MEDIQ/PRN Life Support
                                           Services Inc., Senior
                                           Secured Notes,
                                           11.125% due 7/01/1999..      12,171,985    11,057,700
                                                                      ------------ -------------
                                                                        20,671,985    20,151,450
------------------------------------------------------------------------------------------------
 HOTELS--0.4%  NR*     NR*     2,000,000  Four Seasons Hotels
                                           Inc., Notes, 9.125% due
                                           7/01/2000+.............       1,934,018     1,940,000
------------------------------------------------------------------------------------------------
 LEASING & RENTAL SERVICES--2.4%
               B-      B2      2,000,000  Cort Furniture Rental
                                           Corp., Senior Notes,
                                           12% due 9/01/2000......       1,999,397     1,950,000
                                          Prime Acquisition, Term
                                           Loan, due 12/31/2000:**
               NR*     NR*     1,600,000  9.0625% to 9/05/1995....       1,600,000     1,600,000
               NR*     NR*     1,780,000  9.0313% to 10/03/1995...       1,780,000     1,780,000
               NR*     NR*     1,600,000  8.875% to 11/06/1995....       1,600,000     1,600,000
               BB-     B1      4,000,000  The Scotsman Group,
                                           Inc., Senior Secured
                                           Notes,
                                           9.50% due 12/15/2000...       4,000,000     3,930,000
                                                                      ------------ -------------
                                                                        10,979,397    10,860,000
------------------------------------------------------------------------------------------------
 LEISURE & ENTERTAINMENT--0.7%
               B-      B3      2,500,000  Alliance Entertainment
                                           Corp., 11.25% due
                                           7/15/2005+.............       2,502,500     2,487,500
               B       B3      1,000,000  Plitt Theatres, Inc.,
                                           Senior Sub Notes,
                                           10.875% due 6/15/2004..       1,000,000       980,000
                                                                      ------------ -------------
                                                                         3,502,500     3,467,500
------------------------------------------------------------------------------------------------
 MANUFACTURING--1.4%
               B-      B3      3,000,000  Crain Industries Inc.,
                                           13.50% due 8/15/2005+..       3,000,000     3,015,000
               B+      B1      3,623,000  Foamex L.P., Senior
                                           Secured Notes,
                                           9.50% due 6/01/2000....       3,643,000     3,532,425
                                                                      ------------ -------------
                                                                         6,643,000     6,547,425
------------------------------------------------------------------------------------------------
 MARKING DEVICES--0.7%
               B+      B2      3,000,000  Monarch Acquisition
                                           Corp., 12.50% due
                                           7/01/2003+.............       3,000,000     3,045,000
------------------------------------------------------------------------------------------------
 METALS--7.1%
               B       B1      4,000,000  Algoma Steel, Inc.,
                                           12.375% due 7/15/2005..       3,608,669     3,680,000
               B       B2      3,000,000  Bayou Steel Corp., First
                                           Mortgage Notes,
                                           10.25% due 3/01/2001...       3,000,000     2,835,000
               B       B1      3,000,000  Gulf States Steel Corp.,
                                           13.50% due 4/15/2003+..       2,967,858     2,910,000
               B       B2      2,000,000  Jorgensen (Earle M.)
                                           Co., New Senior Notes,
                                           10.75% due 3/01/2000...       2,065,000     1,960,000
                               3,000,000   Renco Metals, Inc., 12%
                                          due 7/15/2000...........       2,957,998     3,150,000
               B+      B2      2,000,000  Republic Engineered
                                           Steel, Inc., First
                                           Mortgage Notes, 9.875%
                                           due 12/15/2001.........       2,000,000     1,860,000
               B-      B3      7,000,000  Russell Metals, 10.25%
                                           due 6/15/2000..........       6,980,067     6,492,500
               B+      B1      5,000,000  WCI Steel Inc., Senior
                                           Notes, 10.50% due
                                           3/01/2002..............       5,000,000     4,900,000
               B       B2      5,190,000  Weirton Steel Corp.,
                                           Senior Notes,
                                           10.75% due 6/01/2005+..       5,113,115     4,774,800
                                                                      ------------ -------------
                                                                        33,692,707    32,562,300
------------------------------------------------------------------------------------------------
 MUSICAL INSTRUMENTS--0.6%
               NR*     B3      3,000,000  Selmer Co. Inc., 11% due
                                           5/15/2005+.............       3,000,000     2,880,000
------------------------------------------------------------------------------------------------
 NAUTICAL SYSTEMS--0.6%
                                          Sperry Marine, Inc.,
                                           Term Loan, due
                                           11/15/2000:**
               NR*     NR*     1,212,906  9.6875% to 9/29/1995....       1,212,906     1,212,906
               NR*     NR*     1,648,984  9.125% to 12/29/1995....       1,648,984     1,648,984
                                                                      ------------ -------------
                                                                         2,861,890     2,861,890
------------------------------------------------------------------------------------------------

             S&P   MOODY'S    FACE                                                   VALUE
 INDUSTRIES RATING RATING    AMOUNT    CORPORATE DEBT OBLIGATIONS       COST       (NOTE 1b)
----------------------------------------------------------------------------------------------
 PAPER--17.2%
                                        Fort Horward Corp., Term
                                         Loan B, due
                                         12/31/2002:**
             NR*     Ba3   $ 9,000,000  9% to 9/19/1995.........    $  9,000,000 $   9,000,000
             NR*     Ba3     9,000,000  8.88% to 12/19/1995.....       9,000,000     9,000,000
             B       B3      3,000,000  Gaylord Container Corp.,
                                         Senior Notes,
                                         11.50% due 5/15/2001...       3,008,083     3,157,500
                                        Jefferson
                                         Smurfit/Container Corp.
                                         of America,
                                         Term Loan B, due
                                         5/10/2002:**
             NR*     B1        750,000  9.4375% to 9/25/1995....         750,000       750,000
             NR*     NR*     3,266,666  8.9375% to 10/20/1995...       3,266,666     3,266,666
             NR*     NR*    13,666,667  9.375% to 10/24/1995....      13,666,667    13,666,667
                                        Repap New Brunswick
                                         Inc.:
             BB-     Ba3     2,000,000  9.50% due 7/15/2000.....       2,027,500     1,995,000
             BB-     Ba3     3,000,000  9.875% due 7/15/2000....       3,000,000     3,000,000
             NR*     Ba2    15,500,000  S.D. Warren Co., Term
                                         Loan B, due 12/19/2002,
                                         8.94% to 9/25/1995**...      15,500,000    15,500,000
                                        Stone Container Corp.,
                                         Term Loan B, due
                                         4/01/2000:**
             NR*     Ba3     9,200,000  9% to 9/18/1995.........       9,200,000     9,200,000
             NR*     Ba3     9,900,000  9% to 10/16/1995........       9,900,000     9,900,000
                                                                    ------------ -------------
                                                                      78,318,916    78,435,833
----------------------------------------------------------------------------------------------
 PRINTING & PUBLISHING--2.8%
             NR*     NR*     6,491,493  Ziff Davis Acquisition
                                         Corp., Term Loan B, due
                                         12/31/2001, 9.4375% to
                                         9/28/1995**............       6,491,493     6,491,493
             NR*     NR*     6,114,485  Ziff Davis Acquisition
                                         Corp., Term Loan C, due
                                         12/31/2002, 9.9375% to
                                         9/28/1995**............       6,114,485     6,114,485
                                                                    ------------ -------------
                                                                      12,605,978    12,605,978
----------------------------------------------------------------------------------------------
 RESTAURANTS--1.7%
             BB-     B1      8,000,000  Host Marriott Corp.,
                                         9.50% due 5/15/2005+...       7,771,265     7,660,000
----------------------------------------------------------------------------------------------
 RETAIL-SPECIALTY--10.2%
                                        Camelot Music, Inc.,
                                         Term Loan B, due
                                         2/28/2001:**
             NR*     NR*     1,812,500  8.375% to 9/18/1995.....       1,812,500     1,812,500
             NR*     NR*     3,062,500  8.9375% to 9/21/1995....       3,062,500     3,062,500
             CCC+    B2      6,500,000  Color Tile Inc., Senior
                                         Notes, 10.75% due
                                         12/15/2001.............       6,473,760     2,600,000
                                        Federated Department
                                         Stores, Term Loan, due
                                         3/31/2000:**
             NR*     Ba1     6,250,000  7.4375% to 9/25/1995....       6,250,000     6,250,000
             NR*     Ba1     3,750,000  7% to 9/29/1995.........       3,750,000     3,750,000
                                        Music Acquisition Corp.,
                                         Term Loan B, due
                                         2/28/2001:**
             NR*     NR*     1,812,500  8.875% to 9/18/1995.....       1,812,500     1,812,500
             NR*     NR*     3,062,500  8.9375% to 9/21/1995....       3,062,500     3,062,500
             NR*     NR*    20,082,821  Saks & Co., Term Loan
                                         Tranche B, due
                                         6/30/2000,
                                         9.25% to 11/09/1995**..      20,082,821    20,082,821
             B+      B1      4,000,000  Specialty Retailers,
                                         Inc., Series A, Senior
                                         Notes,
                                         10% due 8/15/2000......       4,007,500     3,860,000
                                                                    ------------ -------------
                                                                      50,314,081    46,292,821
----------------------------------------------------------------------------------------------
 SECURITY SYSTEMS--1.8%
             NR*     NR*     8,177,448  Alert Centre Inc., Term
                                         Loan, due 8/01/2001,
                                         8.875% to 9/05/1995**..       8,177,448     8,177,448
----------------------------------------------------------------------------------------------
 SHIPPING--1.7%
             BB-     Ba2     4,500,000  Eletson Holdings, Inc.,
                                         9.25% due 11/15/2003...       4,361,664     4,320,000
             B-      B3      1,500,000  OMI Corp., Senior Notes,
                                         10.25% due 11/01/2003..       1,500,000     1,275,000
             B+      Ba3     2,000,000  Viking Star Shipping,
                                         Inc., First Preferred
                                         Shipping Mortgage
                                         Notes,
                                         9.625% due 7/15/2003...       2,012,500     2,045,000
                                                                    ------------ -------------
                                                                       7,874,164     7,640,000
----------------------------------------------------------------------------------------------

             S&P   MOODY'S    FACE                                                     VALUE
 INDUSTRIES RATING RATING    AMOUNT    CORPORATE DEBT OBLIGATIONS         COST       (NOTE 1b)
-------------------------------------------------------------------------------------------------
 UTILITIES--1.9%
             B+      B1    $ 2,000,000 Beaver Valley Funding,
                                        8.625% due 6/01/2007.....     $  1,698,283 $   1,751,080
             BB      Ba2     4,000,000 Cleveland Electric
                                        Illuminating, Inc.,
                                        9.50% due 5/15/2005......        3,992,457     4,005,600
             BB-     B1        460,000 First PV Funding Corp.,
                                        Senior Notes,
                                        10.30% due 1/15/2014.....          452,137       473,685
             B       Ba3     2,460,000 Public Service Company of
                                        New Mexico,
                                        10.30% due 1/15/2014.....        2,456,328     2,533,185
                                                                      ------------ -------------
                                                                         8,599,205     8,763,550
------------------------------------------------------------------------------------------------
 WAREHOUSING & STORAGE--2.7%
             D       Caa     5,000,000 Americold Corp., First
                                        Mortgage Bonds, Series B,
                                        11.50% due 3/01/2005.....        5,112,500     4,850,000
             NR*     NR*     4,581,250 Pierce Leahy Corp., Term
                                        Loan, Tranche A,
                                        due 6/30/2001,
                                        9.125% to 9/29/1995**....        4,581,250     4,581,250
             NR*     NR*     3,000,000 Pierce Leahy Corp., Term
                                        Loan B, due 6/30/2001,
                                        9.125% to 9/29/1995**....        3,000,000     3,000,000
                                                                      ------------ -------------
                                                                        12,693,750    12,431,250
------------------------------------------------------------------------------------------------
                                       TOTAL CORPORATE DEBT
                                        OBLIGATIONS--128.5%......      595,542,427   585,292,208
------------------------------------------------------------------------------------------------
                             SHARES
                              HELD     WARRANTS
------------------------------------------------------------------------------------------------
 LEASING &. RENTAL SERVICES--0.0%
             NR*     NR*        66,000 Cort Furniture Rental
                                        Corp. (a)..................            760        82,500
------------------------------------------------------------------------------------------------
 METALS--0.0%
             NR*     NR*         3,000 Gulf States Steel Corp. (a).         33,000         4,500
------------------------------------------------------------------------------------------------
                                       TOTAL WARRANTS--0.0%........         33,760        87,000
------------------------------------------------------------------------------------------------
                              FACE
                             AMOUNT    SHORT-TERM SECURITIES
------------------------------------------------------------------------------------------------
 COMMERCIAL PAPER***--0.3%
                           $ 1,498,000 General Electric Capital
                                        Corp., 5.82% due
                                        9/01/1995................        1,498,000     1,498,000
------------------------------------------------------------------------------------------------
                                       TOTAL SHORT-TERM
                                        SECURITIES--0.3%...........      1,498,000     1,498,000
------------------------------------------------------------------------------------------------
                                       TOTAL INVESTMENTS--128.8%.     $597,074,187 $ 586,877,208
                                                                      ============ =============
------------------------------------------------------------------------------------------------

(1) Interest rate resets quarterly and is based on the three- month LIBOR (London Interbank Offered Rate), plus an interest rate spread of three hundred basis points.
(a) Warrants entitle the Fund to purchase a predetermined number of shares of common stock/face amount of bonds. The purchase price and number of shares/face amount are subject to adjustments under certain conditions until the expiration date.
  * Not rated.
 ** Floating or Vvariable Rate Corporate Loans--The interest rates on floating or variable rate corporate loans are subject to change periodically based on the change in the prime rate of a US Bank, LIBOR (London Interbank Offered Rate), or in some cases, another base lending rate. The interest rates shown are those in effect at August 31, 1995.
*** Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.
  +Restricted securitites as to resale. The value of the Fund's investment in restricted securities was $50,485,000, representing 11.08% of net assets.

                                            ACQUISITION                VALUE
ISSUE                                          DATES       COST      (NOTE 1b)
-----                                       ----------- ----------- -----------
Alliance Entertainment Corp., 11.25% due
 7/15/2005.................................  7/20/1995-
                                             7/25/1995  $ 2,502,500 $ 2,487,500
Benedek Broadcasting, 11.875% due
 3/01/2005.................................  3/03/1995    1,500,000   1,567,500
Continental Cablevision, Inc., Senior        7/17/1995-
 Notes,                                      7/20/1995
 9.125% due 11/01/2004.....................               5,000,000   5,000,000
Crain Industries Inc., 13.50% due
 8/15/2005.................................  8/22/1995-
                                             8/29/1995    3,000,000   3,015,000
Four Seasons Hotels, Inc., Notes, 9.125%
 due 7/01/2000.............................  1/25/1994    1,934,018   1,940,000
Granite Broadcasting Corp., 10.375% due
 5/15/2005.................................  5/12/1995    4,000,000   4,055,000
Gulf States Steel Corp., 13.50% due
 4/15/2003.................................  4/12/1995-
                                             8/08/1995    2,967,858   2,910,000
Harvard Industries, Inc., Senior Notes,      7/25/1995-
 11.125% due 8/01/2005.....................  7/28/1995    2,000,000   2,025,000
Host Marriott Corp., 9.50% due 5/18/2005...  5/18/1995-
                                             7/31/1995    7,771,265   7,660,000
Monarch Acquisition Corp., 12.50% due
 7/01/2003.................................  6/23/1995    3,000,000   3,045,000
Players International Inc., Senior Notes,
 10.875% due 4/15/2005.....................  4/10/1995    1,000,000     985,000
Selmer Co. Inc., 11% due 5/15/2005.........  5/18/1995-
                                             5/25/1995    3,000,000   2,880,000
Walbro Corp., Senior Notes, 9.875% due
 7/15/2005.................................  7/21/1995-
                                             7/27/1995-
                                             8/08/1995    3,989,560   3,980,000
Weirton Steel Corp., Senior Notes, 10.75%
 due 6/01/2005.............................  6/05/1995    5,113,115   4,774,800
Young Broadcasting Corp., 10.125% due
 2/15/2005.................................  6/07/1995    4,000,000   4,160,000
                                                        ----------- -----------
Total......................................             $50,778,316 $50,484,800
                                                        =========== ===========


                       See Notes to Financial Statements.

             COMBINED STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                       AS OF AUGUST 31, 1995 (UNAUDITED)

                          SENIOR HIGH INCOME SENIOR HIGH INCOME   SENIOR STRATEGIC                     PRO FORMA
                           PORTFOLIO, INC.   PORTFOLIO II, INC.  INCOME FUND, INC.                        FOR
                              ("SHIP I")        ("SHIP II")     ("SENIOR STRATEGIC") ADJUSTMENTS     COMBINED FUND
                          ------------------ ------------------ -------------------- -----------     -------------
ASSETS:
Investments, at value
 (Note 1b)..............     $294,197,041       $197,763,738        $94,916,429               $0     $586,877,208
Cash....................          308,236            224,051              1,907                0          534,194
Receivables:
 Interest receivable....        4,889,035          3,410,741          1,614,136                0        9,913,912
 Securities sold........        1,039,632                  0                  0                0        1,039,632
Deferred facility ex-
 pense..................           43,829             11,853              6,247                0           61,929
Deferred organization
 expenses (Note 1f).....           69,749             48,500             83,551        (132,051)           69,749
Prepaid expenses and
 other assets...........            1,142              6,705              1,016                0            8,863
                             ------------       ------------        -----------      -----------     ------------
Total assets............      300,548,664        201,465,588         96,623,286         (132,051)     598,505,487
                             ------------       ------------        -----------      -----------     ------------
LIABILITIES:
Payables:
 Loans..................       67,000,000         45,000,000         24,000,000                0      136,000,000
 Dividends to sharehold-
  ers (Note 1g).........          666,472            412,976            198,885        8,174,691 (1)    9,453,024
 Interest on loans......          318,544            213,538            110,597                0          642,679
 Investment adviser
  (Note 2)..............          121,906             82,817             39,023                0          243,746
 Commitment fees........           18,910             13,489              4,222                0           36,621
Deferred income (Note
 1e)....................        2,293,186          1,697,866            483,431                0        4,474,483
Accrued expenses and
 other liabilities......          115,608             74,397              6,218          315,000 (2)      511,223
                             ------------       ------------        -----------      -----------     ------------
Total liabilities.......       70,534,626         47,495,083         24,842,376        8,489,691      151,361,776
                             ------------       ------------        -----------      -----------     ------------
NET ASSETS:
Net assets..............     $230,014,038       $153,970,505        $71,780,910      $(8,621,742)    $447,143,711
                             ============       ============        ===========      ===========     ============
CAPITAL:
Capital Stock
 (200,000,000 shares of
 each fund authorized;
 600,000,000 shares as
 adjusted); Common
 Stock, par value $.10
 per share (25,388,292
 shares of SHIP I Common
 Stock, 16,610,527
 shares of SHIP II
 Common Stock and
 7,750,527 shares of
 Senior Strategic Common
 Stock issued and
 outstanding; 50,436,967
 shares for the combined
 Fund as adjusted)......     $  2,538,829       $  1,661,053        $   775,053      $    68,762     $  5,043,697
Paid-in capital in ex-
 cess of par............      238,288,358        155,927,256         72,670,947         (515,813)     466,370,748
Undistributed investment
 income--net............        4,711,731          2,527,660            935,300       (8,174,691)             --
Accumulated realized
 capital losses on in-
 vestments--net.........      (10,202,426)        (3,106,714)          (764,615)               0      (14,073,755)
Unrealized depreciation
 on investments--net....       (5,322,454)        (3,038,750)        (1,835,775)               0      (10,196,979)
                             ------------       ------------        -----------      -----------     ------------
Total Capital--
 Equivalent to $9.06 net
 asset value per share
 of SHIP I Common Stock,
 $9.27 net asset value
 per share of SHIP II
 and $9.26 net asset
 value per share of
 Senior Strategic Common
 Stock..................     $230,014,038       $153,970,505        $71,780,910      $(8,621,742)    $447,143,711
                             ============       ============        ===========      ===========     ============

--------
(1) Assumes the distribution of undistributed investment income.
(2) Reflects the change for estimated reorganization expenses of $315,000.

                       See Notes to Financial Statements.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES:

  Senior High Income Portfolio, Inc. ("SHIP I"), Senior High Income Portfolio II, Inc. ("SHIP II") and Senior Strategic Income Fund, Inc. ("Senior Strategic") (collectively, the "Funds") are registered under the Investment Company Act of 1940 as non-diversified, closed-end management investment companies. The Funds determine and make available for publication the net asset value of their Common Stock on a weekly basis. The Common Stock of SHIP I, SHIP II and Senior Strategic are listed on the New York Stock Exchange under the symbols ARK, SAL and SSN, respectively. The following is a summary of significant accounting policies followed by the Funds.

  (a) Corporate debt obligations--The Funds invest principally in senior debt obligations ("Senior Debt") of companies, including corporate loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks, the Funds' investment in corporate loans could be considered concentrated in financial institutions.

  (b) Valuation of investments--Portfolio securities are valued on the basis of prices furnished by one or more pricing services, which determine prices for normal, institutional-size trading units. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which there were no sales during the day. The value of interest rate swaps, caps, and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Funds. Since corporate loans are purchased and sold primarily at par value, the Funds value the loans at par value, unless Fund Asset Management, L.P. ("FAM") determines par does not represent fair value. In the event such a determination is made, fair value will be determined in accordance with guidelines approved by the Funds' Board of Directors. Obligations with remaining maturities of sixty days or less are valued at amortized cost unless this method no longer produces fair valuations.

  (c) Derivative financial instruments--The Funds may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

  . Financial futures contracts--The Funds may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  . Options--The Funds are authorized to write and purchase call and put options. When a Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction is less than or exceeds the premiums paid or received).

    Written and purchased options are non-income producing investments.

  . Interest rate transactions--The Funds are authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, a Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

  (d) Income taxes--It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no Federal income tax provision is required.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. Facility fees are accreted to income over the term of the related loan. For income tax purposes, as of September 1, 1994, the corporate loans are treated as discount obligations.

  (f) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period. The organization expenses of SHIP II and Senior Strategic were written off as part of the adjustments included in the Funds' combined statement of assets, liabilities and capital.

  (g) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The Funds may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in other periods to permit the Funds to maintain a more stable level of distributions.

2. INVESTMENT ADVISORY AGREEMENT WITH AFFILIATES:

  Each Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

  FAM is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Funds. For such services, each Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

  Accounting services are provided to the Funds by FAM at cost.

  During the period ended August 31, 1995, SHIP I, SHIP II and Senior Strategic paid Merrill Lynch Securities Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), $719, $2,724 and $181, respectively, for security price quotations to compute the net asset value of each Fund.

  Certain officers and/or directors of the Funds are officers and/or directors of FAM, PSI, MLPF&S, and/or ML & Co.

                          AUDITED FINANCIAL STATEMENTS
                        FOR FUND ASSET MANAGEMENT, L.P.
                           FOR THE FISCAL YEAR ENDED
                               DECEMBER 30, 1994

INDEPENDENT AUDITORS' REPORT

Fund Asset Management, L.P.:

  We have audited the accompanying balance sheet of Fund Asset Management, L.P. (the "Partnership") as of December 30, 1994 and the related statements of operations and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, such financial statements present fairly, in all material respects, the financial position of the Partnership as of December 30, 1994 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Parsippany, New Jersey
March 23, 1995

                          FUND ASSET MANAGEMENT, L.P.

                                 BALANCE SHEET

                                                                  DECEMBER 30,
                                                                      1994
                                                                  ------------
ASSETS
Cash............................................................. $     65,693
Receivable from affiliate--Merrill Lynch & Co., Inc. ............  153,541,255
Fund management fees receivable..................................   27,427,379
Investments in affiliated investment companies--at cost (market
 $20,888,184)....................................................   19,802,617
Other assets.....................................................       59,536
                                                                  ------------
TOTAL ASSETS..................................................... $200,896,480
                                                                  ============
LIABILITIES AND PARTNERS' CAPITAL
LIABILITIES
Payable to affiliates............................................ $ 19,876,356
                                                                  ------------
PARTNERS' CAPITAL
Limited partners' capital........................................   26,550,926
General partner's capital........................................   11,414,000
Note receivable from affiliate--Merrill Lynch & Co., Inc. .......  (11,414,000)
Retained earnings................................................  154,469,198
                                                                  ------------
Total partners' capital..........................................  181,020,124
                                                                  ------------
TOTAL LIABILITIES AND PARTNERS' CAPITAL.......................... $200,896,480
                                                                  ============


                       See notes to financial statements.

                          FUND ASSET MANAGEMENT, L.P.

                            STATEMENT OF OPERATIONS
                       YEAR ENDED LAST FRIDAY IN DECEMBER

                                                                        1994
                                                                    ------------
REVENUES:
Management fees from affiliated companies.......................... $347,757,737
Interest from affiliated companies--(net)..........................    7,959,219
Other..............................................................      842,305
                                                                    ------------
Total..............................................................  356,559,261
                                                                    ------------
EXPENSES
Transaction processing costs reimbursed to affiliated company......  168,206,000
Employee compensation and benefits.................................   16,653,666
Parent company allocation..........................................    7,764,000
Occupancy and equipment rental.....................................    3,285,842
Professional fees..................................................    1,630,712
Fund expense reimbursement.........................................    1,237,715
Travel & entertainment.............................................    1,182,182
Communications.....................................................    1,090,338
Advertising........................................................      410,560
Other expenses.....................................................      629,048
                                                                    ------------
Total..............................................................  202,090,063
                                                                    ------------
NET EARNINGS....................................................... $154,469,198
                                                                    ============


                       See notes to financial statements.

                          FUND ASSET MANAGEMENT, L.P.

                            STATEMENT OF CASH FLOWS
                       YEAR ENDED LAST FRIDAY IN DECEMBER

                                                                    1994
                                                                -------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net earnings................................................... $ 154,469,198
Adjustments to reconcile net earnings to net cash provided by operating activities:
  Decrease in fund management fee receivable...................     1,500,558
  Increase in receivable from affiliate--Merrill Lynch & Co.,
   Inc. .......................................................  (153,541,255)
  Decrease in payable to affiliates............................    (1,678,598)
  Increase in other assets.....................................       (59,525)
                                                                -------------
NET CASH PROVIDED BY OPERATING ACTIVITIES......................       690,378
                                                                -------------
CASH FLOWS FROM INVESTING ACTIVITIES:
Decrease in investments in affiliated companies................   (1,621,365)
                                                                -------------
NET CASH USED IN INVESTING ACTIVITIES..........................    (1,621,365)
                                                                -------------
NET DECREASE IN CASH...........................................      (930,987)
CASH, BEGINNING OF YEAR........................................       996,680
                                                                -------------
CASH, END OF YEAR.............................................. $      65,693
                                                                =============

     SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:

  On January, 1, 1994, Fund Asset Management, Inc. contributed certain net investment advisory assets and liabilities to the Partnership in exchange for a 99% limited partnership interest. The following is a summary of assets and liabilities contributed into the Partnership:

                               ASSETS
Investments in affiliated investment companies...................... $18,181,252
Fund management fees receivable.....................................  28,927,937
Cash................................................................     996,680
Other assets........................................................          11
                                                                     -----------
Total assets contributed............................................ $48,105,880
                                                                     ===========
                            LIABILITIES
Payable to affiliate................................................ $21,554,954
                                                                     -----------
Total liabilities assumed........................................... $21,554,954
                                                                     ===========

  In addition to the above contribution of assets and liabilities, the Partnership received a $11,414,000 promissory note receivable from an affiliate as a capital contribution from its general partner.

                       See notes to financial statements.

                          FUND ASSET MANAGEMENT, L.P.

                         NOTES TO FINANCIAL STATEMENTS
                FOR THE YEAR ENDED LAST FRIDAY IN DECEMBER 1994

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Organization

  Effective January 1, 1994, Fund Asset Management, Inc. ("FAMI") contributed certain net investment advisory assets to Fund Asset Management, L.P., a newly formed Delaware limited partnership, in exchange for a 99% limited partnership interest. The general partner, Princeton Services, Inc., an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML&Co.") contributed a promissory note in exchange for its 1% general partnership interest. FAMI then distributed 49.5% of its limited partnership interest to an affiliate, who in turn distributed their limited partnership interest to ML&Co. The partnership's profits and losses are allocated to the partners in proportion to their ownership percentages.

  The Partnership serves as an investment adviser to various registered investment companies. The basis of the assets and liabilities were recorded on the opening balance sheet of the Partnership at their net book value transferred from FAMI.

 Investment Advisory Fees

  Investment advisory fees are earned based upon a percentage of net assets under management of affiliated investment companies for which the Partnership provides investment advisory services.

 Income Taxes

  For income tax purposes, the Partnership does not incur any income tax liability. All income tax liabilities are incurred directly by the partners.

 Transactions With Affiliates

  The Partnership serves as an investment adviser for certain affiliated investment companies. Management fees are based on a percentage of the net assets of each investment company. Such fees are generally recognized in the period earned.

  The Partnership maintains investment in certain affiliated investment companies. Such investments are carried at the lower of cost or market value. Market value is determined based upon quoted market prices.

  In performing the terms of the investment advisory agreements, the Partnership utilizes employees, office space, and other operating equipment provided by Merrill Lynch Asset Management, LP ("MLAM"). The Partnership's reimbursement to MLAM amounted to $24,505,000 in 1994.

  The Partnership has an arrangement with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") an affiliate which provides that the Partnership, which receives revenue as investment adviser to certain investment companies ("Funds"), reimburse MLPF&S for certain costs incurred in processing transactions involving shares of the Funds. This reimbursement amounted to $168,206,000 in 1994 and is included in "Transaction processing costs reimbursed to affiliated company".

  ML&Co. is the holder of the Partnership's excess cash, which is available on demand to meet current liabilities. ML&Co. credits the Partnership for interest, at a floating rate approximating ML&Co.'s average borrowing rate, based on the Partnership's average daily balances due to/from ML&Co.

  Effective January 1, 1994, the general partner contributed a promissory note of $11,414,000 to the Partnership. This note is payable upon demand and bears an interest rate equivalent to short-term commercial paper securities. This note is reflected as a reduction to partners' capital as of December 30, 1994.

                          FUND ASSET MANAGEMENT, L.P.

                FOR THE YEAR ENDED LAST FRIDAY IN DECEMBER 1994

 Pension Plan

  The Partnership participates in the ML&Co. Comprehensive Retirement Program (the "Program") consisting of the Retirement Accumulation Plan ("RAP") and the Employee Stock Ownership Plan (the "ESOP"), and the 401(k) Savings & Investment Plan ("SIP"). Under the Program, cash contributions made by the Partnership and the ML&Co. stock held by the ESOP will be allocated quarterly to participants' accounts. Allocations will be based on years of service, age and eligible compensation. Actuarial data regarding the Partnership's Plan participants is not separately available.

 Subsequent Events

  Effective January 3, 1995, FAMI contributed its 49.5% limited partnership interest to ML&Co. This contribution had no effect on the Partnership's financial statements.

  On March 10, 1995, the Partnership distributed $175,000,000 of earnings to the partners.

                                                                       EXHIBIT I

                          AGREEMENT AND PLAN OF MERGER

  THIS AGREEMENT AND PLAN OF MERGER (this "Agreement") is made as of the   day
of January   , 1996, by and among Senior High Income Portfolio, Inc. ("SHIP
I"), Senior High Income Portfolio II, Inc. ("SHIP II") and Senior Strategic Income Fund, Inc. ("Senior Strategic"), each a Maryland corporation.

                                 PLAN OF MERGER

  The merger will comprise the following: (i) each of SHIP II and Senior Strategic will be merged with and into SHIP I in accordance with the General Corporation Law of the State of Maryland ("Maryland Law"); (ii) the separate existence of each of SHIP II and Senior Strategic will cease; (iii) SHIP I will be the surviving corporation; and (iv) each share of common stock ("Common Stock") of each of SHIP II and Senior Strategic will be converted into the right to receive an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of Common Stock of SHIP I, with a par value of $.10 per share ("SHIP I Common Stock"), plus cash in lieu of any fractional shares, computed based on the net asset value per share of each Fund on the Effective Date (as defined below), all upon and subject to the terms hereinafter set forth (the "Merger"). The currently issued and outstanding shares of SHIP I will remain issued and outstanding and in the same number.

  As soon as practicable after satisfaction of all conditions to the Merger, SHIP I, SHIP II and Senior Strategic will jointly file executed articles of merger (the "Articles of Merger") with the Department of Assessments and Taxation of the State of Maryland and make all other filings or recordings required by Maryland Law in connection with the Merger. The Merger shall become effective at such time as the Articles of Merger are accepted for filing by the Department of Assessments and Taxation of the State of Maryland or at such later time as is specified in the Articles of Merger (the "Effective Date").

  From and after the Effective Date, SHIP I will possess all of the rights, privileges, purposes, powers and franchises and be subject to all of the restrictions, liabilities, obligations, disabilities and duties of SHIP I, SHIP II and Senior Strategic, all as provided under Maryland Law.

  The parties intend that the Merger qualify as a reorganization under Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended ("Code").

  As promptly as practicable after the Merger, the registration of each of SHIP II and Senior Strategic, under the Investment Company Act of 1940, as amended (the "1940 Act") shall be terminated.

                                   AGREEMENT

  In order to consummate the Merger and in consideration of the premises and the covenants and agreements hereinafter set forth, and intending to be legally bound, SHIP I, SHIP II and Senior Strategic hereby agree as follows:

  1. Representations and Warranties of SHIP I.

  SHIP I represents and warrants to, and agrees with, SHIP II and Senior Strategic that:

    (a) SHIP I is a corporation duly organized, validly existing and in good standing in conformity with Maryland Law, and has the power to own all of its assets and to carry out this Agreement. SHIP I has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

    (b) SHIP I is duly registered under the 1940 Act as a non-diversified, closed-end management investment company (File No. 811-7456), and such registration has not been revoked or rescinded and is in full force and effect. SHIP I has elected and qualified for the special tax treatment afforded regulated investment companies ("RICs") under Sections 851-855 of the Code at all times since its inception, and intends to continue to so qualify both until consummation of the Merger and thereafter.

    (c) Each of SHIP II and Senior Strategic has been furnished with a statement of assets, liabilities and capital and a schedule of investments of SHIP I, each as of February 28, 1995, said financial statements having been examined by Deloitte & Touche LLP, independent public accountants.

    (d) Each of SHIP II and Senior Strategic has been furnished with an unaudited statement of assets, liabilities and capital and a schedule of investments of SHIP I, each as of August 31, 1995.

    (e) Each of SHIP II and Senior Strategic has been furnished with SHIP I's Annual Report to Stockholders for the year ended February 28, 1995, and the audited financial statements appearing therein fairly present the financial position of SHIP I as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

    (f) Each of SHIP II and Senior Strategic has been furnished with SHIP I's Semi-Annual Report to Stockholders for the six months ended August 31, 1995.

    (g) SHIP I has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

    (h) There are no material legal, administrative or other proceedings pending or, to the knowledge of SHIP I, threatened against SHIP I which assert liability on the part of SHIP I or which materially affect its financial condition or its ability to consummate the Merger. SHIP I is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

    (i) SHIP I is not a party to or obligated under any provision of its Articles of Incorporation, as amended, or its by-laws, as amended, or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as SHIP I, SHIP II and Senior Strategic have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Merger.

    (j) There are no material contracts outstanding to which SHIP I is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (n) below) or will not otherwise be disclosed to each of SHIP II and Senior Strategic prior to the Effective Date.

    (k) SHIP I has no known liabilities of a material amount, contingent or otherwise, other than those shown on SHIP I's statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since August 31, 1995 and those incurred in connection with the Merger. Prior to the Effective Date, SHIP I will advise each of SHIP II and Senior Strategic in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued.

    (l) SHIP I has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Effective Date occurs. All tax liabilities of SHIP I have been adequately provided for on its books, and no tax deficiency or liability of SHIP I has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date occurs.

    (m) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by SHIP I of the Merger, except such as may be required under the

  Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) and the laws of the State of Maryland.

    (n) The registration statement filed by SHIP I on Form N-14 relating to the SHIP I Common Stock to be issued pursuant to this Agreement, and any supplement or amendment thereto or to the documents therein (as amended, the "N-14 Registration Statement"), on the effective date of the N-14 Registration Statement, at the time of the stockholders' meetings referred to in Section 7(a) of this Agreement and at the Effective Date, insofar as it relates to SHIP I (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by SHIP I for use in the N-14 Registration Statement as provided in Section 7 of this Agreement.

    (o) SHIP I is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share, all of which shares are initially classified as Common Stock and each outstanding share of which is fully paid, nonassessable and has full voting rights.

    (p) All of the issued and outstanding shares of Common Stock of SHIP I were offered for sale and sold in conformity with all applicable Federal and state securities laws.

    (q) The SHIP I Common Stock to be issued pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no stockholder of SHIP I will have any preemptive right of subscription or purchase in respect thereof.

    (r) At or prior to the Effective Date, the SHIP I Common Stock to be issued pursuant to this Agreement will be duly qualified for offering to the public in all states of the United States in which the sale of shares of SHIP I Common Stock presently are qualified, and there are a sufficient number of such shares registered under the 1933 Act and with each pertinent state securities commission to permit the issuance contemplated by this Agreement.

    (s) At or prior to the Effective Date, SHIP I will have obtained any and all regulatory, Director and stockholder approvals necessary to issue the SHIP I Common Stock.

    (t) The books and records of SHIP I made available to each of SHIP II and Senior Strategic and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of SHIP I.

  2. Representations and Warranties of SHIP II.

  SHIP II represents and warrants to, and agrees with, SHIP I and Senior Strategic that:

    (a) SHIP II is a corporation duly organized, validly existing and in good standing in conformity with Maryland Law, and has the power to own all of its assets and to carry out this Agreement. SHIP II has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

    (b) SHIP II is duly registered under the 1940 Act as a non-diversified, closed-end management investment company (File No. 811-7069), and such registration has not been revoked or rescinded and is in full force and effect. SHIP II has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify for its taxable year ending upon the liquidation of SHIP II.

    (c) SHIP II has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

    (d) Each of SHIP I and Senior Strategic has been furnished with a statement of assets, liabilities and capital and a schedule of investments of SHIP II, each as of August 31, 1995, said financial statements having been examined by Deloitte & Touche LLP, independent public accountants.

    (e) Each of SHIP I and Senior Strategic has been furnished with SHIP II's Annual Report to Stockholders for the year ended August 31, 1995, and the audited financial statements appearing therein fairly present the financial position of SHIP II as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

    (f) There are no material legal, administrative or other proceedings pending or, to the knowledge of SHIP II, threatened against SHIP II which assert liability on the part of SHIP II or which materially affect its financial condition or its ability to consummate the Merger. SHIP II is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

    (g) There are no material contracts outstanding to which SHIP II is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to each of SHIP I and Senior Strategic prior to the Effective Date.

    (h) SHIP II is not a party to or obligated under any provision of its Articles of Incorporation, as amended, or its by-laws, as amended, or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as SHIP I, SHIP II and Senior Strategic have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Merger.

    (i) SHIP II has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since August 31, 1995, and those incurred in connection with the Merger. Prior to the Effective Date, SHIP II will advise each of SHIP I and Senior Strategic in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued.

    (j) SHIP II has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Effective Date occurs. All tax liabilities of SHIP II have adequately been provided for on its books, and no tax deficiency or liability of SHIP II has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date occurs.

    (k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by SHIP II of the Merger, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) and the laws of the State of Maryland.

    (l) The N-14 Registration Statement, on its effective date, at the time of the stockholders' meetings referred to in Section 7(a) of this Agreement and on the Effective Date, insofar as it relates to SHIP II (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and
  (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by SHIP II for use in the N-14 Registration Statement as provided in Section 7 of this Agreement.

    (m) SHIP II is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share, all of which shares are initially classified as Common Stock and each outstanding share of which is fully paid, nonassessable and has full voting rights.

    (n) All of the issued and outstanding shares of Common Stock of SHIP II were offered for sale and sold in conformity with all applicable Federal and state securities laws.

    (o) The books and records of SHIP II made available to each of SHIP I and Senior Strategic and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of SHIP II.

  3. Representations and Warranties of Senior Strategic.

  Senior Strategic represents and warrants to, and agrees with, SHIP I and SHIP II that:

    (a) Senior Strategic is a corporation duly organized, validly existing and in good standing in conformity with Maryland Law, and has the power to own all of its assets and to carry out this Agreement. Senior Strategic has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

    (b) Senior Strategic is duly registered under the 1940 Act as a non-diversified, closed-end management investment company (File No. 811-7131), and such registration has not been revoked or rescinded and is in full force and effect. Senior Strategic has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify for its taxable year ending upon the liquidation of Senior Strategic.

    (c) Senior Strategic has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

    (d) Each of SHIP I and SHIP II has been furnished with a statement of assets, liabilities and capital and a schedule of investments of Senior Strategic, each as of February 28, 1995, said financial statements having been examined by Deloitte & Touche LLP, independent public accountants.

    (e) Each of SHIP I and SHIP II has been furnished with a statement of assets, liabilities and capital and a schedule of investments of Senior Strategic, each as of August 31, 1995.

    (f) Each of SHIP I and SHIP II has been furnished with Senior Strategic's Annual Report to Stockholders for the year ended February 28, 1995, and the audited financial statements appearing therein fairly present the financial position of Senior Strategic as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

    (g) Each of SHIP I and SHIP II has been furnished with Senior Strategic's Semi-Annual Report to Stockholders for the six months ended August 31, 1995.

    (h) There are no material legal, administrative or other proceedings pending or, to the knowledge of Senior Strategic, threatened against Senior Strategic which assert liability on the part of Senior Strategic or which materially affect its financial condition or its ability to consummate the Merger. Senior Strategic is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

    (i) There are no material contracts outstanding to which Senior Strategic is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to each of SHIP I and SHIP II prior to the Effective Date.

    (j) Senior Strategic is not a party to or obligated under any provision of its Articles of Incorporation, as amended, or its by-laws, as amended, or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as SHIP I, SHIP II and Senior Strategic have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Merger.

    (k) Senior Strategic has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since August 31, 1995, and those incurred in connection with the Merger. Prior to the Effective Date, Senior Strategic will advise each of SHIP I and SHIP II in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued.

    (l) Senior Strategic has filed, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Effective Date occurs. All tax liabilities of Senior Strategic have been adequately provided for on its books, and no tax deficiency or liability of Senior Strategic has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date occurs.

    (m) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Senior Strategic of the Merger, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) and the laws of the State of Maryland.

    (n) The N-14 Registration Statement, on its effective date, at the time of the stockholders' meetings referred to in Section 7(a) of this Agreement and on the Effective Date, insofar as it relates to Senior Strategic (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Senior Strategic for use in the N-14 Registration Statement as provided in Section 7 of this Agreement.

    (o) Senior Strategic is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share, all of which shares are initially classified as Common Stock and each outstanding share of which is fully paid, nonassessable and has full voting rights.

    (p) All of the issued and outstanding shares of Common Stock of Senior Strategic were offered for sale and sold in conformity with all applicable Federal and state securities laws.

    (q) The books and records of Senior Strategic made available to each of SHIP I and SHIP II and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of Senior Strategic.

  4. The Merger.

    (a) Subject to the requisite approvals of the stockholders of each of SHIP I, SHIP II and Senior Strategic being given, and to the other terms and conditions contained herein, SHIP I, SHIP II and Senior Strategic agree that (i) each of SHIP II and Senior Strategic will be merged with and into SHIP I, (ii) the separate existence of each of SHIP II and Senior Strategic will cease, (iii) SHIP I will be the surviving corporation, (iv) each share of Common Stock of each of SHIP II and Senior Strategic outstanding at the Effective Date will be converted into the right to receive an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of SHIP I Common Stock, plus cash in lieu of fractional shares, computed based on the net asset value per share of each Fund at the Effective Date and (v) the shares of SHIP I outstanding as of the Effective Date will remain issued and outstanding and in the same number.

    (b) As soon as practicable after satisfaction of all conditions to the Merger, SHIP I, SHIP II and Senior Strategic will jointly file the Articles of Merger with the Department of Assessments and Taxation of the State of Maryland and make all other filings or recordings required by Maryland Law in connection with the Merger.

    (c) From and after the Effective Date, SHIP I will possess all of the rights, privileges, purposes, powers and franchises and be subject to all of the restrictions, liabilities, obligations, disabilities and duties of SHIP I, SHIP II and Senior Strategic, all as provided under Maryland Law.

  5. Conversion to SHIP I Common Stock.

  At the Effective Date, each share of Common Stock of each of SHIP II and Senior Strategic will be converted into the right to receive an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of SHIP I Common Stock, plus cash in lieu of fractional shares, computed based on the net asset value per share of each Fund at the Effective Date. The net asset value per share of SHIP I, SHIP II and Senior Strategic shall be determined as of the Effective Date, and no formula will be used to adjust the net asset value so determined of either SHIP I, SHIP II or Senior Strategic to take into account differences in realized and unrealized gains and losses. The value of the assets of SHIP II and Senior Strategic to be transferred to SHIP I shall be determined by SHIP I pursuant to the procedures utilized by SHIP I in valuing its own assets and determining its own liabilities for purposes of the Merger. Such valuation and determination shall be made by SHIP I in cooperation with SHIP II and Senior Strategic and shall be confirmed in writing by SHIP I to SHIP II and Senior Strategic. The net asset value per share of SHIP I Common Stock shall be determined in accordance with such procedures, and SHIP I shall certify the computations involved. SHIP I shall issue to the stockholders of SHIP II and Senior Strategic separate certificates or share deposit receipts for the SHIP I Common Stock by delivering the certificates or share deposit receipts evidencing ownership of the SHIP I Common Stock to The Bank of New York, as the transfer agent and registrar for SHIP I Common Stock. With respect to any SHIP II or Senior Strategic stockholder holding certificates evidencing ownership of either the Common Stock of SHIP II or Senior Strategic as of the Effective Date, and subject to SHIP I being informed thereof in writing by SHIP II or Senior Strategic, SHIP I will not permit such stockholder to receive new certificates evidencing ownership of the SHIP I Common Stock, exchange SHIP I Common Stock credited to such stockholder's account for shares of other investment companies managed by Merrill Lynch Asset Management, L.P. or any of its affiliates, or pledge or redeem such SHIP I Common Stock, in any case, until such stockholder has surrendered his or her outstanding certificates evidencing ownership of the Common Stock of SHIP II or Senior Strategic or, in the event of lost certificates, posted adequate bond. Each of SHIP II and Senior Strategic, at its own expense, will request its stockholders to surrender their outstanding certificates evidencing ownership of the Common Stock of SHIP II and Senior Strategic or post adequate bond therefor. Dividends payable to holders of record of shares of SHIP I Common Stock as of any date after the Effective Date and prior to the exchange of certificates by any stockholder of SHIP II and Senior Strategic shall be paid to such stockholder, without interest; however, such dividends shall not be paid unless and until such stockholder surrenders his or her stock certificates of SHIP II and Senior Strategic for exchange.

  No fractional shares of SHIP I Common Stock will be issued to SHIP II or Senior Strategic stockholders. In lieu thereof, SHIP I's transfer agent, The Bank of New York, will aggregate all fractional shares of SHIP I and sell the resulting full shares on the New York Stock Exchange at the current market price for shares of SHIP I for the account of all holders of fractional interests, and each such holder will receive such holder's pro rata share of the proceeds of such sale, without interest, upon surrender of such holder's SHIP I Common Stock certificates.

  6. Payment of Expenses.

    (a) SHIP I shall pay, subsequent to the Effective Date, all expenses incurred in connection with the Merger, including, but not limited to, all costs related to the preparation and distribution of the N-14 Registration Statement and the fees of special counsel to the Merger. Such fees and expenses shall include legal, accounting and state securities or blue sky fees, printing costs, filing fees, stock exchange fees, rating agency fees, portfolio transfer taxes (if any), and any similar expenses incurred in connection with the Merger. Neither SHIP I, SHIP II nor Senior Strategic shall pay any expenses of its respective stockholders arising out of or in connection with the Merger.

    (b) If for any reason the Merger is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

  7. Covenants of SHIP I, SHIP II and Senior Strategic.

    (a) SHIP I, SHIP II and Senior Strategic each agrees to call a special meeting of its respective stockholders as soon as is practicable after the effective date of the N-14 Registration Statement for the purpose of considering the Merger as described in this Agreement.

    (b) SHIP I, SHIP II and Senior Strategic each covenants to operate its respective business as presently conducted between the date hereof and the Effective Date.

    (c) Each of SHIP I, SHIP II and Senior Strategic agrees that, as soon as practicable after satisfaction of all conditions to the Merger, they will jointly file executed Articles of Merger with the Department of Assessments and Taxation of the State of Maryland and make all other filings or recordings required by Maryland Law in connection with the Merger.

    (d) SHIP I undertakes that if the Merger is consummated, it will file, or cause its agents to file, an application pursuant to Section 8(f) of the 1940 Act for an order declaring that each of SHIP II and Senior Strategic, respectively, has ceased to be a registered investment company.

    (e) SHIP I will file the N-14 Registration Statement with the Securities and Exchange Commission (the "Commission") and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Each of SHIP II and Senior Strategic, respectively, agrees to cooperate fully with SHIP I, and each will furnish to SHIP I the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and the state securities or blue sky laws.

    (f) SHIP I, SHIP II and Senior Strategic each agrees to proceed as promptly as possible to cause to be made the necessary filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act") with respect to the transactions contemplated by this Agreement and to ensure that the related waiting period expires or is otherwise terminated at the earliest possible time.

    (g) SHIP I agrees that it has no plan or intention to sell or otherwise dispose of the assets of SHIP II and Senior Strategic to be acquired in the Merger, except for dispositions made in the ordinary course of business.

    (h) SHIP I, SHIP II and Senior Strategic each agrees that by the Effective Date all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, SHIP I, SHIP II and Senior Strategic agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. SHIP I agrees to retain for a period of ten
  (10) years following the Effective Date all returns, schedules and work papers and all material records or other documents relating to tax matters of SHIP II and Senior Strategic for their respective taxable periods first ending after the Effective Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Effective Date, SHIP I shall prepare, or cause its agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by SHIP II or Senior Strategic with respect to their final taxable years ending with each of SHIP II and Senior Strategic's complete liquidation and for any prior periods or taxable years and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by each of SHIP I (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Effective Date shall be borne by SHIP I.

    (i) SHIP I, SHIP II and Senior Strategic each agrees to mail to each of its respective stockholders of record entitled to vote at the special meeting of stockholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

    (j) SHIP I agrees that at the Effective Date it will have entered into an agreement with a financial institution, in form and substance acceptable to SHIP I in its sole discretion, providing for an unsecured revolving credit facility for SHIP I in a principal amount approximately equal to the aggregate commitment amount of the credit facilities then outstanding for SHIP I, SHIP II and Senior Strategic (the "Outstanding Credit Facilities") at terms no less advantageous to SHIP I, SHIP II and Senior Strategic than the terms of the Outstanding Credit Facilities.

    (k) Following the consummation of the Merger, SHIP I expects to stay in existence and continue its business as a closed-end management investment company registered under the 1940 Act.

  8. Effective Date.

    (a) The Merger shall become effective at such time as the Articles of Merger are accepted for filing by the Department of Assessments and Taxation of the State of Maryland or at such later time as is specified in the Articles of Merger.

    (b) Prior to the Effective Date, each of SHIP II and Senior Strategic shall have made arrangements with its transfer agent to deliver to SHIP I, as soon as practicable after the Effective Date, a list of the names and addresses of all of the stockholders of record of SHIP II and Senior Strategic on the Effective Date and the number of shares of Common Stock of SHIP II and Senior Strategic owned by each such stockholder, certified by its transfer agent or by its President to the best of their knowledge and belief.

  9. SHIP I Conditions.

  The obligations of SHIP I hereunder shall be subject to the following conditions:

    (a) That this Agreement shall have been adopted, and the Merger shall have been approved, by the affirmative vote of the holders of more than fifty percent of the Common Stock of SHIP I issued and outstanding and entitled to vote thereon; and that each of SHIP II and Senior Strategic, respectively, shall have delivered to SHIP I a copy of the resolution approving this Agreement adopted by its respective Board of Directors and stockholders, certified by its respective Secretary.

    (b) That each of SHIP II and Senior Strategic, respectively, shall have furnished to SHIP I a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition and tax costs, certified on its behalf by its respective President (or any Vice President) and its respective Treasurer, and a certificate of both such officers, dated the Effective Date, certifying that there has been no material adverse change in its respective financial position since August 31, 1995, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

    (c) That each of SHIP II and Senior Strategic, respectively, shall have furnished to SHIP I a certificate signed by its respective President (or any Vice President) and its respective Treasurer, dated the Effective Date, certifying that as of the Effective Date all representations and warranties made in this Agreement are true and correct in all material respects as if made at and as of such date and each has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

    (d) That each of SHIP II and Senior Strategic, respectively, shall have delivered to SHIP I a letter from Deloitte & Touche LLP, dated the Effective Date, stating that such firm has performed a limited review of the Federal, state and local income tax returns for the period ended August 31, 1995, in the case of SHIP II, or February 28, 1995, in the case of Senior Strategic (which returns originally were prepared and filed by each of SHIP II and Senior Strategic, respectively), and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the Federal, state and local income taxes of each of SHIP II and Senior Strategic, respectively, for the period covered thereby; and that for the period from September 1, 1995, in the case of SHIP II, or March 1, 1995, in the case of Senior Strategic, to and including the Effective Date and for any taxable year ending upon its dissolution, such firm has performed a limited review to ascertain the amount of applicable Federal, state and local taxes, and has determined that either such amount has been paid or reserves established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of Federal, state and local taxes for the period from September 1, 1995, in the case of SHIP II, or March 1, 1995, in the case of Senior Strategic, to and including the Effective Date and for any taxable year ending upon its dissolution or that either of SHIP II or Senior Strategic would not continue to qualify as a regulated investment company for Federal income tax purposes.

    (e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

    (f) That SHIP I shall have received an opinion of Brown & Wood, as counsel to SHIP I, in form and substance satisfactory to SHIP I and dated the Effective Date, to the effect that (i) each of SHIP I, SHIP II and Senior Strategic, respectively, is a corporation duly organized, validly existing and in good standing in conformity with Maryland Law; (ii) the SHIP I Common Stock to be issued pursuant to this Agreement is duly authorized and, upon delivery, will be validly issued and outstanding and fully paid and nonassessable by SHIP I, and no stockholder of SHIP I has any preemptive right to subscription or purchase in respect thereof (pursuant to the Articles of Incorporation, as amended, or the by-laws of SHIP I or, to the best of such counsel's knowledge, otherwise); (iii) this Agreement has been duly authorized, executed and delivered by each of SHIP I, SHIP II and Senior Strategic, respectively, and represents a valid and binding contract, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors' rights generally and by equitable principles; (iv) to the best of such counsel's knowledge, no consent, approval, authorization or order of any United States federal or Maryland state court or governmental authority is required for the consummation by SHIP I, SHIP II and Senior Strategic of the Merger, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder and under Maryland law and such as may be required under state securities or blue sky laws;
  (v) the N-14 Registration Statement has become effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder; (vi) the descriptions in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; (vii) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Merger of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (viii) the execution and delivery of this Agreement does not, and the consummation of the Merger will not, violate any material provision of the Articles of Incorporation, as amended, the by-laws, as amended, or any agreement (known to such counsel) to which either SHIP I, SHIP II or Senior Strategic is a party or by which either SHIP I, SHIP II or Senior Strategic is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Merger; (ix) neither SHIP I, SHIP II nor Senior Strategic, to the knowledge of such counsel, is required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities or blue sky laws, and except where each has so qualified or the failure so to qualify would not have a material adverse effect on SHIP I, SHIP II or Senior Strategic, or their respective stockholders; (x) to the best of such counsel's knowledge, no material suit, action or legal or administrative proceeding is pending or threatened against SHIP I, SHIP II or Senior Strategic, the unfavorable outcome of which would materially adversely affect SHIP I, SHIP II or Senior Strategic; and (xi) all corporate actions required to be taken by SHIP I, SHIP II and Senior Strategic to authorize this Agreement and to effect the Merger have been duly authorized by all necessary corporate actions on the part of SHIP I, SHIP II and Senior Strategic. Such opinion also shall state that (x) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (2) the prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;
  and (y) such counsel does not express any opinion or belief as to the financial statements, other financial data, statistical data or information relating to SHIP I, SHIP II or Senior Strategic contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Brown & Wood may state that it is relying on certificates of officers of SHIP I, SHIP II and Senior Strategic with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of SHIP I, SHIP II and Senior Strategic and on the opinion of Venable, Baetjer and Howard, LLP as to matters of Maryland Law.

    (g) That SHIP I shall have received an opinion from Brown & Wood, as counsel to SHIP I, in form and substance satisfactory to SHIP I and dated the Effective Date, to the effect that for Federal income tax purposes (i) the Merger as provided in this Agreement will constitute a merger within the meaning of Section 368(a)(1)(A) of the Code and SHIP I, SHIP II and Senior Strategic will each be deemed a "party" to a reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to either SHIP II or Senior Strategic as a result of the Merger or on the distribution of SHIP I Common Stock to SHIP II and Senior Strategic stockholders under Section 361(c)(1) of the Code, except to the extent such stockholders are paid cash in lieu of fractional shares of SHIP I in the Merger; (iii) under Section 1032 of the Code, no gain or loss will be recognized to SHIP I as a result of the Merger; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of SHIP II and Senior Strategic on the conversion of their SHIP II and Senior Strategic shares into SHIP I Common Stock; (v) in accordance with Section 362(b) of the Code, the tax basis of the SHIP II and Senior Strategic assets in the hands of SHIP I will be the same as the tax basis of such assets in the hands of SHIP II and Senior Strategic immediately prior to the consummation of the Merger; (vi) in accordance with Section 358 of the Code, immediately after the Merger, the tax basis of the SHIP I Common Stock received by the stockholders of SHIP II and Senior Strategic in the Merger will be equal, in the aggregate, to the tax basis of the shares of SHIP II and Senior Strategic converted pursuant to the Merger; (vii) in accordance with
  Section 1223 of the Code, a stockholder's holding period for the SHIP I Common Stock will be determined by including the period for which he or she held the Common Stock of SHIP II or Senior Strategic converted pursuant to the Merger, provided, that such SHIP II or Senior Strategic shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, SHIP I's holding period with respect to the SHIP II and Senior Strategic assets transferred will include the period for which such assets were held by SHIP II and Senior Strategic; (ix) the payment of cash to SHIP II and Senior Strategic stockholders in lieu of fractional shares of SHIP I will be treated as though the fractional shares were distributed as part of the Merger and then redeemed by SHIP I, with the result that each SHIP II and Senior Strategic stockholder will generally have short- or long-term capital gain or loss to the extent the cash distribution differs from such stockholder's basis allocable to the fractional shares; and (x) the taxable years of SHIP II and Senior Strategic will end on the effective date of the Merger and pursuant to Section 381(a) of the Code and regulations thereunder, SHIP I will succeed to and take into account certain tax attributes of SHIP II and Senior Strategic, such as earnings and profits, capital loss carryovers and method of accounting.


    (h) That SHIP I shall have received from Deloitte & Touche LLP a letter dated as of the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Effective Date, in form and substance satisfactory to SHIP I, to the effect that (i) they are independent public accountants with respect to each of SHIP II and Senior Strategic within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of each of SHIP II and Senior Strategic included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by SHIP I, SHIP II and Senior Strategic and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of each of SHIP II and Senior Strategic included in the N-14 Registration Statement, and inquiries of certain officials of each of SHIP II and Senior Strategic responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by SHIP I, SHIP II and Senior Strategic and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to each of SHIP II and Senior Strategic appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) concerning each of SHIP II and Senior Strategic (with the exception of performance comparisons, if any), has been obtained from the accounting records of each of SHIP II and Senior Strategic or from schedules prepared by officials of each of SHIP II and Senior

  Strategic having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

    (i) That the assets or liabilities of each of SHIP II and Senior Strategic, respectively, to be transferred to SHIP I shall not include any assets or liabilities which SHIP I, by reason of charter limitations or otherwise, may not properly acquire or assume.

    (j) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of either of SHIP II or Senior Strategic, contemplated by the Commission.

    (k) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Merger under
  Section 25(c) of the 1940 Act, no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of either of SHIP II or Senior Strategic or would prohibit the Merger.

    (l) That SHIP I shall have received from the Commission such orders or interpretations as Brown & Wood, as counsel to SHIP I, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Merger, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

    (m) That all proceedings taken by either of SHIP II or Senior Strategic and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to SHIP I.

    (n) That prior to the Effective Date, each of SHIP II and Senior Strategic, respectively, shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its net investment company taxable income for the period from September 1, 1995, in the case of SHIP II, or March 1, 1995, in the case of Senior Strategic, to and including the Effective Date, if any (computed without regard to any deduction or dividends paid), and all of its net capital gain, if any, realized for the period from September 1, 1995, in the case of SHIP II, or March 1, 1995, in the case of Senior Strategic, to and including the Effective Date.

    (o) That any applicable waiting period under the HSR Act relating to the transactions contemplated hereby shall have expired or been terminated.

    (p) That as of the Effective Date, SHIP I will have entered into an agreement with a financial institution, in form and substance acceptable to SHIP I in its sole discretion, providing for an unsecured revolving credit facility for SHIP I in a principal amount approximately equal to the aggregate commitment amount of the Outstanding Credit Facilities at terms no less advantageous to SHIP I, SHIP II and Senior Strategic than the terms of the Outstanding Credit Facilities.

  10. SHIP II Conditions.

  The obligations of SHIP II hereunder shall be subject to the following conditions:

    (a) That this Agreement shall have been adopted, and the Merger shall have been approved, by the affirmative vote of the holders of more than fifty percent of the Common Stock of SHIP II issued and outstanding and entitled to vote thereon; and that each of SHIP I and Senior Strategic, respectively, shall have delivered to SHIP II a copy of the resolution approving this Agreement adopted by its respective Board of Directors and Stockholders, certified by its respective Secretary.

    (b) That each of SHIP I and Senior Strategic, respectively, shall have furnished to SHIP II a statement of assets, liabilities and capital, together with a schedule of its investments, certified on its behalf by its respective President (or any Vice President) and its respective Treasurer, and a certificate of both such officers, dated as of the Effective Date, certifying that as of the Effective Date there has been no material adverse change in its respective financial position since August 31, 1995, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

    (c) That each of SHIP I and Senior Strategic, respectively, shall have furnished to SHIP II a certificate signed by its respective President (or any Vice President) and its respective Treasurer, dated as of the Effective Date, certifying that all representations and warranties of each of SHIP I and Senior Strategic, respectively, made in this Agreement are true and correct in all material respects with the same effect as if made at and as of the Effective Date, and that each of SHIP I and Senior Strategic, respectively, has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

    (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

    (e) That SHIP II shall have received the opinion or opinions of Brown & Wood, as counsel to SHIP II, in form and substance satisfactory to SHIP II and dated the Effective Date, with respect to the matters specified in Sections 9(f) and (g) of this Agreement and such other matters as SHIP II reasonably may deem necessary or desirable.


    (f) That all proceedings taken by both SHIP I or Senior Strategic and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to SHIP II.

    (g) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of either of SHIP I or Senior Strategic, contemplated by the Commission.

    (h) That SHIP II shall have received from Deloitte & Touche LLP a letter dated as of the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Effective Date, in form and substance satisfactory to SHIP II, to the effect that (i) they are independent public accountants with respect to each of SHIP I and Senior Strategic within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of each of SHIP I and Senior Strategic included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by SHIP I, SHIP II and Senior Strategic and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of each of SHIP I and Senior Strategic included in the N-14 Registration Statement, and inquiries of certain officials of each of SHIP I and Senior Strategic responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by SHIP I, SHIP II and Senior Strategic and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to each of SHIP I and Senior Strategic appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) concerning each of SHIP I and Senior Strategic (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of each of SHIP I and Senior Strategic or from schedules prepared by officials of each of SHIP I and Senior Strategic having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

    (i) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Merger under
  Section 25(c) of the 1940 Act, no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of either of SHIP I or Senior Strategic or would prohibit the Merger.

    (j) That SHIP II shall have received from the Commission such orders or interpretations as Brown & Wood, as counsel to SHIP II, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Merger, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

    (k) That any applicable waiting period under the HSR Act relating to the transactions contemplated hereby shall have expired or been terminated.

    (l) That as of the Effective Date, SHIP I will have entered into an agreement with a financial institution, in form and substance acceptable to SHIP I in its sole discretion, providing for an unsecured revolving credit facility for SHIP I in a principal amount approximately equal to the aggregate commitment amount of the Outstanding Credit Facilities at terms no less advantageous to SHIP I, SHIP II and Senior Strategic than the terms of the Outstanding Credit Facilities.

  11. Senior Strategic Conditions.

  The obligations of Senior Strategic hereunder shall be subject to the following conditions:

    (a) That this Agreement shall have been adopted, and the Merger shall have been approved, by the affirmative vote of the holders of more than fifty percent of the Common Stock of Senior Strategic issued and outstanding and entitled to vote thereon; and that each of SHIP I and SHIP II, respectively, shall have delivered to Senior Strategic a copy of the resolution approving this Agreement adopted by its respective Board of Directors and stockholders, certified by its respective Secretary.

    (b) That each of SHIP I and SHIP II, respectively, shall have furnished to Senior Strategic a statement of assets, liabilities and capital, together with a schedule of its investments, certified on its behalf by its respective President (or any Vice President) and its respective Treasurer, and a certificate of both such officers, dated as of the Effective Date, certifying that as of the Effective Date there has been no material adverse change in its respective financial position since August 31, 1995, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

    (c) That each of SHIP I and SHIP II, respectively, shall have furnished to Senior Strategic a certificate signed by its respective President (or any Vice President) and its respective Treasurer, dated as of the Effective Date, certifying that all representations and warranties of each of SHIP I and SHIP II, respectively, made in this Agreement are true and correct in all material respects with the same effect as if made at and as of the Effective Date, and that each of SHIP I and SHIP II, respectively, has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

    (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

    (e) That Senior Strategic shall have received the opinion or opinions of Brown & Wood, as counsel to Senior Strategic, in form and substance satisfactory to Senior Strategic and dated the Effective Date, with respect to matters specified in Sections 9(f) and 9(g) of this Agreement and such other matters as Senior Strategic reasonably may deem necessary or desirable.

    (f) That all proceedings taken by both SHIP I or SHIP II and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to Senior Strategic.

    (g) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of both SHIP I or SHIP II, contemplated by the Commission.

    (h) That Senior Strategic shall have received from Deloitte & Touche LLP a letter dated as of the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Effective Date, in form and substance satisfactory to Senior Strategic, to the effect that (i) they are independent public accountants with respect to each of SHIP I and SHIP II within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of each of SHIP I and SHIP II included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by SHIP I, SHIP II and Senior Strategic and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of each of SHIP I and SHIP II included in the N-14 Registration Statement, and inquiries of certain officials of each of SHIP I and SHIP II responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by SHIP I, SHIP II and Senior Strategic and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to each of SHIP I and SHIP II appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) concerning each of SHIP I and SHIP II (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of each of SHIP I and SHIP II or from schedules prepared by officials of each of SHIP I and SHIP II having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

    (i) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Merger under
  Section 25(c) of the 1940 Act, no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of either of SHIP I or SHIP II or would prohibit the Merger.

    (j) That Senior Strategic shall have received from the Commission such orders or interpretations as Brown & Wood, as counsel to Senior Strategic, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Merger, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

    (k) That any applicable waiting period under the HSR Act relating to the transactions contemplated hereby shall have expired or been terminated.

    (l) That as of the Effective Date, SHIP I will have entered into an agreement with a financial institution, in a form acceptable to SHIP I in its sole discretion, providing for an unsecured revolving credit facility for SHIP I in a principal amount approximately equal to the aggregate commitment amount of the Outstanding Credit Facilities at terms no less advantageous to SHIP I, SHIP II and Senior Strategic than the terms of the Outstanding Credit Facilities.

  12. Termination, Postponement and Waivers.

    (a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Merger abandoned at any time (whether before or after adoption thereof by the stockholders of each of SHIP I, SHIP II and Senior Strategic) prior to the Effective Date, or the Effective Date may be postponed, (i) by mutual consent of the Boards of Directors of SHIP I, SHIP II and Senior Strategic;
  (ii) by the Board of Directors of SHIP I if any condition of SHIP I's obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board; (iii) by the Board of Directors of SHIP II if any condition of SHIP II's obligations set forth in Section 10 of this Agreement has not been fulfilled or waived by such Board; or (iv) by the Board of Directors of Senior Strategic if any condition of Senior Strategic's obligations set forth in Section 11 of this Agreement has not been fulfilled or waived by such Board.

    (b) If the transactions contemplated by this Agreement have not been consummated by December 31, 1996, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Directors of SHIP I, SHIP II and Senior Strategic.

    (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either SHIP I, SHIP II or Senior Strategic or persons who are their directors, trustees, officers, agents or stockholders in respect of this Agreement.

    (d) At any time prior to the Effective Date, any of the terms or conditions of this Agreement may be waived by the Board of Directors of either SHIP I, SHIP II or Senior Strategic, respectively (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the stockholders of their respective fund, on behalf of which such action is taken. In addition, the Boards of Directors of SHIP I, SHIP II and Senior Strategic have delegated to FAM the ability to make non-material changes to the transaction if it deems it to be in the best interests of SHIP I, SHIP II and Senior Strategic to do so.

    (e) The respective representations and warranties contained in Sections 1, 2 and 3 of this Agreement shall expire with, and be terminated by, the consummation of the Merger, and neither SHIP I, SHIP II nor Senior Strategic nor any of their officers, directors or trustees, agents or stockholders shall have any liability with respect to such representations or warranties after the Effective Date. This provision shall not protect any officer, director or trustee, agent or stockholder of SHIP I, SHIP II or Senior Strategic against any liability to the entity for which that officer, director or trustee, agent or stockholder so acts or to its stockholders to which that officer, director or trustee, agent or stockholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

    (f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Effective Date and shall impose any terms or conditions which are determined by action of the Boards of Directors of SHIP I, SHIP II and Senior Strategic to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the stockholders of SHIP I, SHIP II and Senior Strategic, unless such terms and conditions shall result in a change in the method of computing the number of shares of SHIP I Common Stock to be issued pursuant to this Agreement in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the stockholders of SHIP I, SHIP II and Senior Strategic prior to the meetings at which the Merger shall have been approved, this Agreement shall not be consummated and shall terminate unless SHIP I, SHIP II and Senior Strategic promptly shall call special meetings of stockholders at which such conditions so imposed shall be submitted for approval.


  13. Other Matters.

    (a) Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Merger is, to its knowledge, an affiliate of a party to the Merger pursuant to Rule 145(c), SHIP I will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

      THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR

    OTHERWISE TRANSFERRED EXCEPT TO SENIOR HIGH INCOME PORTFOLIO, INC. (OR ITS STATUTORY SUCCESSOR) OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to SHIP I's transfer agent with respect to such shares. Each of SHIP II and Senior Strategic, respectively, will provide SHIP I on the Effective Date with the name of any SHIP II and Senior Strategic stockholder who is to the respective knowledge of SHIP II or Senior Strategic an affiliate of it on such date.

    (b) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

    (c) Any notice, report or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to SHIP I, SHIP II or Senior Strategic, in either case at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attn: Arthur Zeikel, President.

    (d) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Merger, constitutes the only understanding with respect to the Merger, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

    (e) Copies of the Articles of Incorporation, and all amendments, if any, of SHIP I, SHIP II and Senior Strategic are on file with the State Department of Assessments and Taxation of Maryland, and notice is hereby given that this instrument is executed on behalf of the Directors of each of SHIP I, SHIP II and Senior Strategic.

  This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

                                          Senior High Income Portfolio, Inc.

                                          By: _________________________________
                                                 Arthur Zeikel, President

Attest:

_____________________________________
    Patrick D. Sweeney, Secretary

                                          Senior High Income Portfolio, II,
                                           Inc.

                                          By: _________________________________
                                                 Arthur Zeikel, President

Attest:

_____________________________________
    Patrick D. Sweeney, Secretary

                                          Senior Strategic Income Fund, Inc.

                                          By: _________________________________
                                                 Arthur Zeikel, President

Attest:

_____________________________________
    Patrick D. Sweeney, Secretary

                                                                      EXHIBIT II

                           RATINGS OF CORPORATE BONDS

DESCRIPTION OF CORPORATE BOND RATINGS OF MOODY'S INVESTORS SERVICE, INC.:

  AAA--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  AA--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  BAA--Bonds which are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  BA--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B--Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  CAA--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  CA--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  The modifier 1 indicates that the bond ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its rating category.

DESCRIPTION OF CORPORATE BOND RATINGS OF STANDARD & POOR'S RATINGS GROUP:

  AAA--Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

  AA--Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

  A--Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

  BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

  BB--B--CCC--CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  C--The C rating is reserved for income bonds on which no interest is being paid.

  D--Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

  NR--Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of bond as a matter of policy.

  Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                     PART C

                               OTHER INFORMATION

ITEM 15. INDEMNIFICATION.

  Section 2-418 of the General Corporation Law of the State of Maryland,
Article VI of the Registrant's Articles of Incorporation, Article VI of the Registrant's By-Laws and Article IV of the Registrant's Investment Advisory Agreement with Fund Asset Management, Inc. (now known as Fund Asset Management, L.P.; the "Investment Adviser") provide for indemnification.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with any successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant, unless in the opinion of its counsel the matter has been settled by controlling precedent, will submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

  Reference is made to Section Six of the Purchase Agreement relating to the Registrant's Common Stock, a form of which previously was filed as an exhibit to the Registrant's Registration Statement, for provisions relating to the indemnification of the underwriter.

ITEM 16. EXHIBITS.

 EXHIBIT
 NUMBER
 -------
  1.     Articles of Incorporation of the Registrant*
  2.     By-Laws of the Registrant**
  3.     Not applicable
  4.     Form of Agreement and Plan of Merger among the Registrant, Senior High
         Income Portfolio II, Inc. and Senior Strategic Income Fund, Inc.*****
  5.(a)  Form of Certificate for Common Stock***
    (b)  Portions of the Articles of Incorporation and the By-Laws of the
         Registrant defining the rights of holders of shares of the
         Registrant****
  6.     Form of Investment Advisory Agreement between the Registrant and Fund
         Asset Management, L.P. ( the "Investment Adviser")*
  7.(a)  Form of Purchase Agreement between the Registrant and the Investment
         Adviser and Merrill Lynch, Pierce, Fenner & Smith Incorporated
         ("Merrill Lynch") relating to the Registrant's Common Stock*
    (b)  Merrill Lynch Standard Dealer Agreement*
  8.     Not applicable
  9.     Custody Agreement between the Registrant and The Bank of New York***
 10.     Not applicable
 11.     Opinion and Consent of Brown & Wood, counsel to the Registrant
 12.     Not applicable

 EXHIBIT
 NUMBER
 -------
 13.     Registrar, Transfer Agency and Service Agreement between the
         Registrant and The Bank of New York***
         Consents of Deloitte & Touche LLP, independent auditors for the
 14.     Registrant
 15.     Not applicable
         Power of Attorney (Included on the signature page of this Registration
 16.     Statement)

--------
     * Incorporated by reference to the Registrant's registration statement (the "Registration Statement") on Form N-2 relating to the Registrant's Common Stock (File Nos. 33-57686 and 811-7456), filed with the Securities and Exchange Commission (the "Commission") on January 29, 1993.

    ** Incorporated by reference to Pre-Effective Amendment No. 1 to the
       Registration Statement, filed with the Commission on March 12, 1993.

   *** Incorporated by reference to Pre-Effective Amendment No. 2 to the
       Registration Statement, filed with the Commission on April 23, 1993.

  **** Reference is made to Article V, Article VI (section 6), Article VII,
       Article VIII, Article IX, Article X, Article XI, Article XII and Article XIII of the Registrant's Articles of Incorporation, filed herewith as
       Exhibit 1 to the Registration Statement; and to Article II, Article III (sections 1, 3, 5 and 17), Article VI, Article VII, Article XII, Article XIII and Article XIV of the Registrant's By-Laws, filed herewith as
       Exhibit 2 to the Registration Statement.

 ***** Included herewith as Exhibit I to the Proxy Statement and Prospectus.

ITEM 17. UNDERTAKINGS.

(1) The Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The Registrant agrees that every prospectus that is filed under paragraph
    (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

  As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the Township of Plainsboro and State of New Jersey, on the 28th day of December, 1995.

                                          SENIOR HIGH INCOME PORTFOLIO, INC.
                                                      (Registrant)

                                                     /s/ Arthur Zeikel
                                          _____________________________________
                                                (ARTHUR ZEIKEL, PRESIDENT)

  Each person whose signature appears below hereby authorizes Arthur Zeikel, Terry K. Glenn, Gerald M. Richard or Patrick D. Sweeney, or any of them, as attorney-in-fact, to sign on his behalf, individually and in each capacity stated below, any amendments to this Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

  As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


              SIGNATURE                         TITLE                DATE

          /s/ Arthur Zeikel             President (Principal     December 28,
-------------------------------------    Executive Officer)          1995
           (ARTHUR ZEIKEL)               and Director

        /s/ Gerald M. Richard           Treasurer (Principal     December 28,
-------------------------------------    Financial and               1995
         (GERALD M. RICHARD)             Accounting Officer)

        /s/ Ronald W. Forbes            Director                 December 28,
-------------------------------------                                1995
         (RONALD W. FORBES)

      /s/ Cynthia A. Montgomery         Director                 December 28,
-------------------------------------                                1995
       (CYNTHIA A. MONTGOMERY)

        /s/ Charles C. Reilly           Director                 December 28,
-------------------------------------                                1995
         (CHARLES C. REILLY)

          /s/ Kevin A. Ryan             Director                 December 28,
-------------------------------------                                1995
           (KEVIN A. RYAN)

         /s/ Richard R. West            Director                 December 28,
-------------------------------------                                1995
          (RICHARD R. WEST)

                                 EXHIBIT INDEX

ITEM NO.                                      DESCRIPTION
--------                                      -----------
   4.     Form of Agreement and Plan of Merger between the Registrant, Senior High Income
          Portfolio II, Inc. and Senior Strategic Income Fund, Inc. (included as Exhibit I to the Proxy Statement and Prospectus)
  11.     Opinion and Consent of Brown & Wood, counsel to the Registrant
  14.     Consents of Deloitte & Touche LLP, independent auditors for the Registrant